Registration No. 33-61327
===============================================================

           U.S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM N-14

              REGISTRATION STATEMENT UNDER THE
                   SECURITIES ACT OF 1933


                     [   ] Pre-Effective Amendment No. __
                     [ X ] Post-Effective Amendment No. 1

              (Check appropriate box or boxes)

                    PREMIER MUNICIPAL BOND FUND

     (Exact Name of Registrant as Specified in Charter)

                        (212) 922-6000

              (Area Code and Telephone Number)

                 c/o The Dreyfus Corporation
              200 Park Avenue, New York, New York  10166

      (Address of Principal Executive Offices:  Number,
               Street, City, State, Zip Code)

           (Name and Address of Agent for Service)

                   Daniel C. Maclean, Esq.
                 c/o The Dreyfus Corporation
                       200 Park Avenue
                  New York, New York  10166

copy to:

Lewis G. Cole, Esq.
Stroock & Stroock & Lavan
7 Hanover Square
New York, New York  10004-2696

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

                    _____________________

Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith. Registrant's Rule 24f-2 Notice for the fiscal year ended April 30, 1995 was filed on June 26, 1995.

                 PREMIER MUNICIPAL BOND FUND

                    Cross Reference Sheet
  Pursuant to Rule 481(a) Under the Securities Act of 1933


Form N-14 Item No.                    Proxy Statement/
                                      Prospectus Caption
------------------                    -------------------
Part A

Item 1.  Beginning of Registration    Prospectus Cover
         Statement and Outside Front
         Cover Page of Prospectus

Item 2.  Beginning and Outside Back    Cover Page
         Cover Page of Prospectus

Item 3.  Synopsis Information and Risk
         Factors                       Summary

Item 4.  Information About the
         Transaction                   Letter to Shareholders;
                                       Proposal No. 1; Certain
                                       Differences Between the
                                       Series and the National
                                       Fund
Item 5.  Information About the
         Registrant                    Letter to Shareholders;
                                       Certain Differences Between
                                       the Series and the National
                                       Fund

Item 6.  Information About the Company
         being Acquired                Letter to Shareholders;
                                       Certain Differences Between
                                       the Series and the National
                                       Fund

Item 7.  Voting Information            Letter to Shareholders;
                                       Voting Information

Item 8.  Interest of Certain Persons   Not Applicable
          and Experts

Item 9.  Additional Information        Not Applicable
          Required for Reoffering by
          Persons Deemed to be Under-
          writers

Form N-14 Item No.                    Proxy Statement/
                                      Prospectus Caption
------------------                    -------------------
Part B

Item 10.  Cover Page                  Cover Page

Item 11.  Table of Contents           Not Applicable

Item 12.  Additional Information      Statement of Additional
          about the Registrant        Information of Premier
                                      Municipal Bond Fund dated
                                      July 12, 1995<F1>

Item 13.  Additional Information      Statement of Additional
          about the Company being     Information of Premier State
          Acquired                    Municipal Bond Fund dated
                                      August 14, 1995<F2>

Item 14.  Financial Statements        Statement of Additional
                                      Information of Premier
                                      Municipal Bond Fund dated
                                      July 12, 1995<F1> and
                                      Statement of Additional
                                      Information of Premier State
                                      Municipal Bond Fund dated
                                      August 14, 1995<F2>

Form N-14 Item No.                    Proxy Statement/
                                      Prospectus Caption
------------------                    -------------------
Part C

Item 15.  Indemnification
Item 16.  Exhibits
Item 17.  Undertakings
----------------
[FN] 1  Incorporated herein by reference to the Registration
        Statement of the Registrant on Form N-1A dated
        July 12, 1995 (File No. 33-7496).
[FN] 2  Incorporated herein by reference to the Registration
        Statement of Premier State Municipal Bond Fund on Form
        N-1A dated August 14, 1995 (File No. 33-10238).

                     PREMIER STATE MUNICIPAL BOND FUND
                        c/o The Dreyfus Corporation
                             200 Park Avenue
                        New York, New York  10166
Dear Shareholder:

         As a shareholder of the Arizona Series (the "Arizona Series"), the Colorado Series (the "Colorado Series") or the Oregon Series (the "Oregon Series" and, together with the Arizona Series and the Colorado Series, the "Series") of Premier State Municipal Bond Fund (the "Trust"), you are entitled to vote on the proposal described below and in the enclosed materials.


         Each Series is organized as a separate series of the Trust. Because each Series has been unable to attract sufficient assets under management to operate efficiently as a separate series of the Trust without significant expense subsidization, management of the Trust has determined to recommend termination of each Series by having each Series exchange all or substantially all of its assets (subject to liabilities) for shares of Premier Municipal Bond Fund (the "National Fund"). The Dreyfus Corporation serves as each Series' and the National Fund's investment adviser.



    The proposal provides that each Series exchange (the "Exchange") all of its assets, subject to liabilities, attributable to its Class A and Class B shares, for Class A and Class B shares, respectively, of the National Fund (collectively, the "National Fund Shares"). Promptly thereafter, each Series will distribute pro rata the National Fund Shares received in the Exchange to its shareholders in complete liquidation of the Series. Thus, each shareholder will receive for his or her Class A or Class B Series shares a number of corresponding National Fund Class A or Class B shares equal to the value of such Series shares as of the date of the Exchange. No sales charge or contingent deferred sales charge will be imposed at the time of the Exchange. The Exchange will not result in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange; any contingent deferred sales charge applicable upon redemption of such shares will be waived and any sales load deducted at the time of purchase of such shares on or after January 1, 1995 will be reimbursed to such shareholders by The Dreyfus Corporation.


    The investment objective of the National Fund is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital; the National Fund does not invest so as to avoid the imposition of State income taxes for shareholders of any particular State. The investment objective of each of the Series is to maximize current income exempt from Federal income tax and, where applicable, from State income taxes for residents of the States of Arizona, Colorado and Oregon, as the case may be, without undue risk. The Series and the National Fund differ in certain other respects which are described in the enclosed Combined Proxy Statement/Prospectus.

     Further information about the transaction is contained in the enclosed materials, which you should review carefully. You are entitled to vote on the proposed transaction with respect to each Series in which you are a shareholder.

     Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card(s). A self-addressed, postage-paid envelope has been enclosed for your convenience.

         THE TRUST'S BOARD MEMBERS RECOMMEND THAT EACH SERIES' SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION WITH RESPECT TO THEIR SERIES.


         If you have any questions after considering the enclosed materials, please contact your Service Agent.

                                                          Sincerely,
                                                          Marie E. Connolly,
                                                          President
September 22, 1995

                  PREMIER STATE MUNICIPAL BOND FUND
                         (ARIZONA SERIES)
                        (COLORADO SERIES)
                         (OREGON SERIES)
           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:


    A Special Meeting of Shareholders of each of the Arizona Series (the "Arizona Series"), the Colorado Series (the "Colorado Series") and the Oregon
Series (the "Oregon Series" and, together with the Arizona Series and the Colorado Series, the "Series") of Premier State Municipal Bond Fund (the "Trust") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, November 15, 1995 at 11:00 a.m. for the following purposes:


         1. To consider an Agreement and Plan of Reorganization (each, a "Plan" and, collectively, the "Plans") for each Series providing for the transfer of all or substantially all of the Series' assets, subject to liabilities, attributable to its Class A and Class B shares, to Premier Municipal Bond Fund (the "National Fund"), in exchange (the "Exchange") for corresponding Class A and Class B shares of the National Fund and the assumption by the National Fund of stated liabilities. Class A and Class B shares of the National Fund received in the Exchange will be distributed by each Series to its Class A and Class B shareholders, respectively, in liquidation of the Series, after which the Series will be terminated as a series of the Trust; and

    2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
Shareholders of record at the close of business on September 15, 1995, will be entitled to receive notice of and to vote at the meeting. By Order of the Board of Trustees

                                                     John E. Pelletier,
                                                      Secretary
New York, New York
September 22, 1995

                    WE NEED YOUR PROXY VOTE IMMEDIATELY
        A SHAREHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF A SERIES WILL HAVE TO BE
ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, SUCH SERIES, AT ITS
    SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE YOUR SERIES TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY
CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR
    COOPERATION.


                             TABLE OF CONTENTS

                                                                     Page
       Summary................................................           3
       Reasons for the Exchange...............................           7
       Information about the Exchange.........................           7
       Additional Information about the National Fund and Series..       9
       Voting Information.....................................           9
       Financial Statements and Experts.......................           12
       Other Matters..........................................           12
       Notice to Banks, Broker/Dealers and
        Voting Trustees and Their Nominees....................           12



                                           September 22, 1995


                    PREMIER STATE MUNICIPAL BOND FUND
            ARIZONA SERIES _ COLORADO SERIES _ OREGON SERIES
                 COMBINED PROXY STATEMENT/PROSPECTUS
                 SPECIAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON NOVEMBER 15, 1995

         This Combined Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of Premier State Municipal Bond Fund (the "Trust") on behalf of its Arizona Series (the "Arizona Series"), Colorado Series (the "Colorado Series") and Oregon Series (the "Oregon Series" and, together with the Arizona Series and the Colorado Series, the "Series") to be used at the Special Meeting of Shareholders (the "Meeting") of the Series to be held on Wednesday, November 15, 1995 at 11:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York,
New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Proposal"). Shareholders of record at the close of business on September 15, 1995 (each, a "Shareholder" and, collectively, the "Shareholders") are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each share of beneficial interest of a Series, par value $.001 per share ("Series Share"), held and fractional votes for each fractional Series Share held. Series Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the relevant Series, which must indicate the Shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any Shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

  It is proposed that each Series transfer all or substantially all of its assets, subject to liabilities, attributable to its Class A and Class B shares, to Premier Municipal Bond Fund (the "National Fund") in exchange (the
"Exchange") for corresponding Class A shares ("National Fund Class A Shares") and Class B shares ("National Fund Class B Shares" and, together with National Fund Class A Shares, "National Fund Shares") of the National Fund, all as more fully described herein. Upon consummation of the Exchange, National Fund Shares received by a Series will be distributed to its Shareholders, with each Shareholder receiving a pro rata distribution of National Fund Shares (or fractions thereof) for Series Shares held prior to the Exchange. Thus, it is contemplated that each Class A and Class B Shareholder will receive for the Shareholder's Series Shares a number of National Fund Class A Shares and National Fund Class B Shares (or fractions thereof), respectively, equal in value to the aggregate net asset value of such Series Shares as of the date of the Exchange.

    The National Fund is an open-end, diversified, management investment company. The National Fund and the Series have the same investment adviser and distributor, substantially similar investment objectives and management policies, and differ substantively only to the extent set forth herein. The National Fund and the Series have different primary portfolio managers, who are described herein.


         This Combined Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the National Fund that Shareholders should know before voting on the Proposal or investing in the National Fund. The National Fund's prospectus dated July 12, 1995 (the "National Fund Prospectus"), the National Fund's Annual Report for the fiscal year ended April 30, 1995 and the Trust's prospectus dated August 14, 1995 (the "Trust Prospectus"), each accompany this Combined Proxy Statement/Prospectus and are incorporated herein by reference.



         Additional information, contained in a Statement of Additional Information dated September 22, 1995 forming a part of the National Fund's Registration Statement on Form N-14 (File No. 33-61327), has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-554-4611 or writing to the National Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166. The Statement of Additional Information is incorporated herein by reference in its entirety.
----------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------

   As of September 1, 1995, the following numbers of Series Shares were issued and outstanding:
                     CLASS A                             CLASS B
NAME OF SERIES     SHARES OUTSTANDING              SHARES OUTSTANDING

Arizona Series          748,672                         670,535
Colorado Series          93,482                         265,716
Oregon Series           224,081                         152,773



   Proxy materials will be mailed to shareholders of record on or about September 22, 1995. The Trust's principal executive offices are located at 200 Park Avenue, New York, New York 10166.



         This Combined Proxy Statement/Prospectus is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement/prospectus for each Series.
Shareholders of each Series will vote separately on the Proposal. Class A and Class B Shareholders of a Series will vote together on the Proposal. Thus, if the Proposal is approved by one Series, and disapproved by the other Series, the Proposal will be implemented only for the Series that approved the Proposal. Therefore, it is essential that Shareholders who own Series Shares in more than one Series complete, date, sign and return EACH proxy card they receive.



    APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF EACH SERIES TO PREMIER MUNICIPAL BOND FUND

                                 SUMMARY
         This Summary is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus, the National Fund Prospectus, the Trust Prospectus and the form of Agreement and Plan of Reorganization attached to this Combined Proxy
Statement/Prospectus as Exhibit A.

    PROPOSED TRANSACTION. The Trust's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of
1940, as amended (the "Act")), have unanimously approved an Agreement and Plan of Reorganization (each a "Plan" and, collectively, the "Plans"), with respect to each Series. The Plans are identical except for the name of the parties. Each Plan provides that, subject to the requisite approval of its Shareholders, on the date of the Exchange each Series shall assign, transfer and convey to the National Fund all of the assets (subject to liabilities) of the Series, including all securities and cash, attributable to its Class A and Class B shares, in exchange for National Fund Class A Shares and National
Fund Class B Shares, respectively, having an aggregate net asset value equal to the value of the net assets of the Series' corresponding Class acquired. Each Series will distribute all National Fund Shares received by it among its
Shareholders so that each Class A and Class B Shareholder will receive a pro rata distribution of National Fund Class A Shares and National Fund Class B Shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the Shareholder's Series Shares as of the date of the Exchange. Thereafter, the Series will be terminated as a series of the Trust.

         As a result of the Exchange, each Shareholder will cease to be a shareholder of the relevant Series and will become a shareholder of the National Fund as of the close of business on the closing date of the Exchange. No sales charge or contingent deferred sales charge ("CDSC") will be imposed on the National Fund Shares received at the time of the Exchange.

   The Trust's Board has concluded unanimously that the Exchange would be in the best interests of Shareholders of each Series and the interests of existing Shareholders of each Series would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

   TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Trust and Fund will receive an opinion of counsel, to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by Series Shareholders for Federal income tax purposes as a result of the Exchange, (b) the holding period and aggregate tax basis of National Fund Shares received by a Series Shareholder will be the same as the holding period and aggregate tax basis of the Shareholder's Series Shares, and (c) the holding period and tax basis of the Series' assets transferred to the National Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Series immediately prior to the Exchange. See

"Information about the Exchange_Federal Income Tax Consequences."

    COMPARISON OF THE SERIES AND NATIONAL FUND. The following discussion is a summary of certain parts of the Trust Prospectus and the National Fund Prospectus. Information contained herein is qualified by the more complete information set forth in the Trust Prospectus and the National Fund Prospectus, which are incorporated herein by reference.


GENERAL _ Each Series and the National Fund are open-end, management investment companies advised by The Dreyfus Corporation ("Dreyfus"). The investment objectives of the National Fund and each Series are substantially similar _ to maximize current income exempt from Federal income tax_except that each Series also seeks income exempt from the income tax of the State after which it is named, as described below. As a consequence, the Arizona Series seeks to invest primarily in Municipal Obligations (as defined below) that are exempt from State income taxes for Arizona residents. Similarly, the
Colorado and Oregon Series seek to invest primarily in Municipal Obligations that are exempt from State income taxes for Colorado and Oregon residents, respectively. The National Fund is not limited in this manner and, as a result, the dividends it pays will not be exempt from State income taxes to residents of Arizona, Colorado or Oregon.

   The management policies of each Series and the National Fund are substantially similar. Each invests primarily in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Obligations"), the interest from which is exempt from Federal income tax. Each Series' investments are further limited by the requirement that, under ordinary circumstances, it invest primarily in Municipal Obligations the interest from which is exempt from the income tax of the State after which it is named. In all other material respects, the management policies of the National Fund and the Series are the same. For a more complete discussion of each Series' and the National Fund's management policies, see "Description of the Fund" in the Trust's and the National Fund's Prospectus.

         Each Series is a separate portfolio of the Trust, which, like the National Fund, is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.

FUNDAMENTAL POLICIES _ The National Fund is a DIVERSIFIED investment company which may not invest more than 5% of the value of its total assets in the obligations of a single issuer, except that up to 25% of the value of the National Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation. Each Series is a NON-DIVERSIFIED investment company, meaning that the proportion of each Series' assets that may be invested in the securities of a single issuer is not limited by the Act. As a diversified investment company that invests in Municipal Obligations of more than one state, the National Fund should be less susceptible than the Series to the risks associated with any single economic, political or regulatory occurrence.

         In all other respects, the fundamental policies and investment restrictions of each Series and the National Fund are identical.

FEES AND EXPENSES _ The following information concerning fees and expenses is derived from information set forth under the caption "Fee Table" in each of the National Fund's and the Trust's Prospectus. The expense information set forth below for the National Fund and the Series does not reflect any fee waivers or expense reimbursement arrangements that may be or may have been in effect.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily
net assets):

                           NATIONAL FUND           ARIZONA SERIES             COLORADO SERIES
                          CLASS       CLASS          CLASS        CLASS       CLASS           CLASS
                           A              B           A              B           A              B
  _____________________ __________--------      ----------------------
Management Fees          .55%            .55%          .55%           55%        .55%           .55%
12b-1 Fees               None            .50%          None           .50%        None           .50%
Other Expenses           .37%            .39%          .52%           .55%       1.44%          1.42%
Total Fund
    Operating Expenses   .92%           1.44%         1.07%          1.60%       1.99%          2.47%



                                                          PRO FORMA FOR
                                                           NATIONAL FUND
                               OREGON SERIES               AFTER EXCHANGE
                         CLASS          CLASS          CLASS          CLASS
                          A              B               A              B
                       _______________________-       --------------------
Management Fees         .55%            .55%          .55%           .55%
12b-1 Fees              None            .50%           None          .50%
Other Expenses         1.05%           1.08%          .37%           .39%
Total Fund
    Operating Expenses  1.60%          2.13%          .92%          1.44%

EXAMPLE
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) except where noted, redemption at the end of each time period:



                                              NATIONAL FUND               ARIZONA SERIES              COLORADO SERIES
                                        CLASS A        CLASS B        CLASS A        CLASS B      CLASS A           CLASS B
                                       _________________________-    ____________----------       -------           ------
1 Year                                $  54           $45/15*       $ 55            $46/16*        $  65            $55/25*
3 Years                               $  73           $66/46*        $ 78           $70/50*        $105             $97/77*
5 Years                               $  94           $89/79*        $101           $97/87*        $147             $142/132*
10 Years                              $153            $145**        $170            $163**         $266             $258**
                                                                             PRO FORMA FOR
                                                                            NATIONAL FUND
                                               OREGON SERIES               AFTER EXCHANGE
                                        CLASS A        CLASS B        CLASS A        CLASS B
                                       __________________________     -------        -------
1 Year                                $  61           $52/22*         $  54          $45/15*
3 Years                               $  93           $87/67*         $  73          $66/46*
5 Years                               $128            $124/114*       $  94          $89/79*
10 Years                              $226            $220**          $153           $145**
---------------
*   Assuming no redemption of Class B shares.
**  Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.



         Assuming the approval of the Exchange, Dreyfus, based on internally-developed estimates dated as of September 1, 1995, believes that the National Fund Class A Shares initially will have Total Fund Operating
Expenses of approximately .91% of average net assets and the National Fund
Class B Shares initially will have Total Fund Operating Expenses of approximately 1.43% of average net assets.



INITIAL SALES CHARGE AND CDSC _ The schedule of the initial sales charge imposed on the Series' Class A shares is identical to that imposed on National Fund Class A Shares. No initial sales charge will be imposed on
National Fund Class A Shares received by Series Shareholders at the time of the Exchange. The schedule of the CDSC imposed on the Series' Class B shares at the time of redemption is identical to that imposed on National Fund Class
B Shares. No CDSC will be imposed on Class B shares of the Series upon consummation of the Exchange. For purposes of calculating future CDSC rates and conversion periods, the National Fund Class
B Shares received by a Series Shareholder at the time of the Exchange will be deemed to have been held since the date the Shareholder initially purchased the Series' Class B shares which are the subject of the Exchange. If a Series
Class A Shareholder has signed a Letter of Intent making such Shareholder eligible for a reduced sales load, the terms of such Letter of Intent will carry over and apply to such Shareholder as a shareholder of the National Fund. The National Fund also offers the same Right of Accumulation with respect to purchases of National Fund Class A Shares as that offered to Series Shareholders.


DISTRIBUTION PLAN _ National Fund Class A Shares are not subject to a Rule 12b-1 Plan. National Fund Class B Shares are subject to an identical Rule 12b-1 Plan as Series Class B shares. If the Exchange is consummated, Series
Class B shares will continue to be subject to the same Rule 12b-1 Plan. See "Distribution Plan and Shareholder Services Plan_Distribution Plan" in the relevant Prospectus for a complete discussion of the Rule 12b-1 Plan.

SHAREHOLDER SERVICES PLAN _ National Fund Shares are subject to a Shareholder Services Plan which is identical to that adopted by the Trust for each Series' Class A and Class B shares. See "Distribution Plan and Shareholder Services Plan_Shareholder Services Plan" in the relevant Prospect us for a complete discussion of the Shareholder Services Plan.

PRIMARY PORTFOLIO MANAGERS _ The primary portfolio managers are different for the National Fund and the Series. The primary portfolio manager for each of the Series is Stephen C. Kris, who has held that position with respect to the Arizona Series since September 1992 and with respect to the Colorado Series and the Oregon Series since January 1994. Mr. Kris has been employed by Dreyfus since
February 1988. The primary portfolio manager for the National Fund is Samuel J. Weinstock, who has held that position since August 1987.
Mr. Weinstock has been employed by Dreyfus since March 1987. Mr. Kris, together with the Series' other portfolio managers, however, are portfolio managers of the National Fund.


CAPITALIZATION _ The following table sets forth as of September 1, 1995 (1) the capitalization of each Series, (2) the capitalization of the National
Fund, with respect to Class A and Class B, and (3) the pro forma capitalization of the National Fund, with respect to Class A and Class B, as adjusted showing the effect of the Exchange had it occurred on such date.


                             NATIONAL FUND          ARIZONA SERIES         COLORADO SERIES          OREGON SERIES
                            CLASS      CLASS     CLASS          CLASS      CLASS        CLASS    CLASS          CLASS
                            A           B         A             B           A           B          A             B
                         ___________--------     ___________--------       ___________------     --------___________
Total net assets         $497,299,173 $100,487,246 $9,816,857   $8,801,088 $1,206,605  $3,431,747  $2,950,921  $2,012,610
Net asset value
    per share...              $14.24        $14.24      $13.11      $13.13     $12.91      $12.92       $13.17     $13.17
Shares outstanding        34,923,629     7,055,305     748,672     670,535     93,482     265,716      224,081    152,773



                                            PRO FORMA
                                      FOR NATIONAL FUND
                                       AFTER EXCHANGE
                                CLASS A           CLASS B
                           _____________     ----------
Total net assets            $511,273,556     $114,732,691
Net asset value
    per share...                  $14.24           $14.24
Shares outstanding            35,904,042        8,057,071


PURCHASE PROCEDURES _ The purchase procedures of the Series and National Fund are identical. See "How to Buy Fund Shares" in the relevant Prospectus for a complete discussion of purchase procedures.

REDEMPTION PROCEDURES _ The redemption procedures of the Series and National Fund are identical. See "How to Redeem Fund Shares" in the relevant Prospectus for a complete discussion of redemption procedures.

DISTRIBUTIONS _ The dividend and distributions policies of the Series and National Fund are identical. See "Dividends,
Distributions and Taxes" in the
relevant Prospectus for a complete discussion of such policies.

SHAREHOLDER SERVICES _ The shareholder services offered by the Series and National Fund are identical. See "Shareholder
Services" in the relevant
Prospectus for a complete description of shareholder services.


RISK FACTORS _ The investment risks of each Series and the National Fund are substantially similar, except for those incurred by each Series as a result of its purchase primarily of one State's Municipal Obligations. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Obligations in which a Series invests. If there should be a default or other financial crisis relating to the applicable State or an agency or municipality thereof, the market value and marketability of outstanding State
Municipal Obligations in a Series' portfolio and the interest income to the Series could be adversely affected. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Securities in which each Series or the National Fund invests may earn a higher level of current income than certain short-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.



    In addition, each Series and the National Fund may invest up to 30% of the value of its net assets in the higher yielding (and, therefore, higher risk) debt securities (commonly known as junk bonds). The market price and yield of these bonds are more volatile than those of higher rated bonds. Factors adversely affecting the market price and yield of these securities will adversely affect the Series' or the National Fund's net asset value. In addition, the retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Series or the National Fund to sell certain securities or could result in lower prices than those used in calculating the Series' or the National Fund's net asset value.



    Certain municipal lease/purchase obligations in which each Series or the National Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. See "Description of the Fund_Risk Factors" in the relevant Prospectus for a more complete description of investment risks.


                          REASONS FOR THE EXCHANGE

         The Board of Trustees of the Trust and National Fund have concluded that the Exchange is in the best interests of their respective shareholders.
Each Board believes that the Exchange will permit shareholders to pursue substantially similar investment goals in a larger fund without diluting shareholders' interests. Each of the Series has been unable to attract sufficient assets to operate efficiently without significant expense subsidization as separate series of the Trust. As of September 1, 1995, the
Arizona Series, Colorado Series and Oregon Series had assets under management of just $18,617,945, $4,638,352 and $4,963,531, respectively. Larger aggregate net assets should enable the combined Fund to obtain the benefits of some economies of scale, which may result in a lower overall expense ratio for the combined Fund (as compared to the expense ratios of each Series and the National Fund alone) through the spreading of fixed costs of fund operations over a somewhat larger asset base.



    In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Series' and National Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Series and National Fund; (2) the comparative investment performance of the National Fund and the Series; (3) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests;
(4) expense ratios and published information regarding the fees and expenses of the National Fund and Series, as well as the expense ratios of similar funds and the estimated expense ratio of the combined Fund; (5) the tax consequences of the Exchange; and (6) the estimated costs incurred by the National Fund and the Series as a result of the Exchange. In addition, the Trust's Board considered the Series' inability to attract sufficient assets to operate efficiently without sufficient expense subsidization.

                   INFORMATION ABOUT THE EXCHANGE

     PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the Plan attached hereto as Exhibit A. The Plan provides that the National Fund will acquire all or substantially all of the assets of each Series, attributable to the Series' Class A and Class B shares, in exchange for National Fund Class A Shares and National Fund Class
B Shares, respectively, and the assumption by the National Fund of each Series' stated liabilities on December 1, 1995 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of National Fund
Shares to be issued to the Series will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding Class of the National Fund and the Series, generally computed as of the close of trading on the floor of the
New York Stock Exchange (currently, at 4:00 p.m., New York time) (except for options and futures contracts, if any, which will be valued 15 minutes after the close of trading) on the Closing Date. Portfolio securities of the Series and the National
Fund will be valued in accordance with the valuation practices of the National Fund, which are described under the caption "How to Buy Fund Shares" in the National Fund Prospectus and under the caption "Determination of Net
Asset Value" in the National Fund's Statement of Additional Information dated July 12, 1995.


    Prior to the Closing Date, each Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Series' Shareholders all of such Series' investment company taxable income, if any, for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in the taxable year ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

     As conveniently as practicable after the Closing Date, each Series will liquidate and distribute pro rata to its Class A and Class B Shareholders of record as of the close of business on the
Closing Date the National Fund Class A Shares and National Fund Class B Shares, respectively, received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the National Fund in the name of each Series Shareholder, each account representing the respective pro rata number of National Fund Shares due to the Shareholder.

  After such distribution and the winding up of its affairs, each Series will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Series Shares will represent the National Fund Shares distributed to the record holders of the Series. Upon presentation to the transfer agent of the National Fund, Series Share certificates will be exchanged for National Fund Share certificates, at the applicable exchange rate. Certificates for National Fund Shares will be issued only upon the investor's written request.

    The Plan may be amended at any time prior to the Exchange. The Trust will provide Series Shareholders with information describing any material amendment to the Plan prior to Shareholder consideration. The Series' and National Fund's obligations under the Plan are subject to various conditions, including approval by the requisite number of Series Shareholders and the continuing accuracy of various representations and warranties of the Series and the National Fund being confirmed by the respective parties.


    The total expenses of the Exchange are expected to be approximately $1,500 for the Arizona Series, $300 for the Colorado Series and $350 for the Oregon Series. Each Series will bear its own expenses, except for the expenses of preparing, printing and mailing this Combined Proxy Statement/Prospectus, the proxy cards and other related materials, which will be borne by each Series ratably according to their respective aggregate net assets on the date of the Exchange.


     If the Exchange is not approved by a Series' Shareholders, the Trust's Board will consider other appropriate courses of action, including liquidating the Series.

    TEMPORARY SUSPENSION OF CERTAIN OF THE SERIES' INVESTMENT RESTRICTIONS. Since certain of the Series' existing investment restrictions could preclude the Series from consummating the Exchange in the manner contemplated in the Plan, Series Shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Series' ability to (i) purchase securities other than Municipal Obligations and Taxable Investments and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Trust's
Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Series to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Series' investment restrictions will not affect the investment restrictions of the National Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

         FEDERAL INCOME TAX CONSEQUENCES. The exchange of Series assets for National Fund Shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal
Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the National Fund and Series will receive the opinion of Stroock &
Stroock & Lavan, counsel to the National Fund and each Series, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all or substantially all of a Series' assets in exchange for National Fund Shares and the assumption by the National Fund of Series' liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the National Fund upon the receipt of Series assets solely in exchange for National Fund
Shares and the assumption by the National Fund of liabilities of the Series; (3) no gain or loss will be recognized by a Series upon the transfer of its assets to the National Fund in exchange for National Fund Shares and the assumption by the
National Fund of the Series' liabilities or upon the distribution
(whether actual or constructive) of National Fund Shares to Shareholders in exchange for their Series Shares; (4) no gain or loss will be recognized by the Series
Shareholders upon the exchange of Series Shares for National
Fund
Shares; (5) the aggregate tax basis for National Fund Shares received by each Series
Shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Series Shares held by such Shareholder immediately prior to the Exchange, and the holding period of National Fund Shares to be received by each Series Shareholder will include the period during which Series Shares surrendered in exchange therefor were held by such Shareholder (provided Series Shares were held as capital assets on the date of the Exchange); and
(6) the tax basis of Series assets acquired by the National Fund will be the same as the tax basis of such assets to the Series immediately prior to the Exchange, and the holding period of Series assets in the hands of the National Fund will include the period during which those assets were held by the Series.

   NONE OF THE SERIES OR THE NATIONAL FUND HAS SOUGHT A TAX
RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF
COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS
FROM ADOPTING A CONTRARY POSITION.

Series Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances.
Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Series Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.


REQUIRED VOTE AND BOARDS' RECOMMENDATION

   The Trust's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the respective Series' best interests and (ii) the interests of Shareholders of such Series will not be diluted as a result of the Exchange. Pursuant to each Series' charter documents, an affirmative vote of a majority of the Series' Share is required to approve the Plan and the Exchange.



    THE BOARD OF THE TRUST, INCLUDING THE "NON-INTERESTED" BOARD
MEMBERS, RECOMMENDS THAT EACH SERIES' SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE EXCHANGE.


    ADDITIONAL INFORMATION ABOUT THE NATIONAL FUND AND SERIES

   Information about the National Fund is incorporated by reference into this Combined Proxy Statement/Prospectus from the National Fund Prospectus forming a part of the Registration Statement on Form N-1A (File No. 33-7496). Information about the Series is incorporated by reference into this Combined Proxy Statement/Prospectus from the Trust Prospectus forming a part of the Registration Statement on Form N-1A (File No. 33-10238).

     The Series and the National Fund are subject to the requirements of the Act, and file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Series or National Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the
Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information
Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                   VOTING INFORMATION

         In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Series may pay persons holding its Series Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote"
(that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Series Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Series Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

         In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage o of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to a Series by the presence in person or by proxy of the holders of more than thirty percent (30%) of the outstanding Series Shares entitled to vote at the Meeting.

    The votes of the National Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.


   As of September 1, 1995, the following were known by the Trust to own of record 5% or more of the outstanding voting shares of the indicated Series and Class:




                              ARIZONA SERIES                                                     PERCENTAGE OF SHARES
NAME AND ADDRESS              NUMBER OF SHARES     OUTSTANDING  CLASS A
Merrill Lynch Pierce           50,083.000                6.63%
Fenner & Smith, Inc.
4800 Deer Lake Dr. E. FL 3
Jacksonville, FL
                                                                CLASS B
Merrill Lynch/FDS          66,181.000                              9.88%
4800 Deer Lake Dr. E. FL3
Jacksonville, FL
COLORADO SERIES
                                                                                              PERCENTAGE OF SHARES
NAME AND ADDRESS             NUMBER OF SHARES           OUTSTANDING CLASS A
Major Trading Corporation      30,650.154                   32.78%
200 Park Avenue
New York, NY
Merrill Lynch Pierce             5,799.000                   6.20%
Fenner & Smith, Inc.
4800 Deer Lake Dr. E. FL 3
Jacksonville, FL
Phillip S. Fox                   9,248.195                    9.89%
2055 Anglo Dr. Ste. 200
Colorado Springs, CO
Smith Barney, Inc.               12,067.458                   12.90%
388 Greenwich Street
New York, NY

COLORADO SERIES (CONTINUED)
                                                                                              PERCENTAGE OF SHARES
NAME AND ADDRESS              NUMBER OF SHARES             OUTSTANDING
                                                              CLASS B
Major Trading Corporation      30,865.288                    11.46%
200 Park Avenue
New York, NY
Smith Barney, Inc.             16,865.288                     6.34%
388 Greenwich Street
New York, NY
OREGON SERIES
                                                                                               PERCENTAGE OF SHARES
NAME AND ADDRESS                                            NUMBER OF SHARES                      OUTSTANDING
                                                               CLASS A
W. Drager, Sr. TTEE            11,789.341                        5.26%
William G. Drager Sr. Living Trust
DTD 6/15/89
4797 Becker Cir SE
Albany, OR
Paine Webber FBO               11,688.000                        5.21%
Sharon W. Barauskas
921 Midland Way
Brookings, OR
Major Trading Corporation      104,883.344                       46.80%
200 Park Avenue
New York, NY
                                                               CLASS B
Major Trading Corporation       78,988.851                        51.70%
200 Park Avenue
New York, NY
Prudential Securities FBO        19,643.326                       12.85%
Elwood Mead &
Erma V. Mead, JT TEN
32200 SW French Prairies Dr.
Unit B-205
Wilsonville, OR
Smith Barney, Inc.                8,135.541                         5.32%
388 Greenwich Street
New York, NY



         A shareholder who beneficially owns, directly or indirectly, more than 25% of a Series' voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Series.



      As of September 1, 1995, Merrill Lynch/FDS, 4800 Deer Lake
Drive E. Jacksonville, FL owned 497.249.000 shares and 7.04% of the National Fund's Class B shares outstanding. As of such date, no other shareholder was known by the National Fund to own of record 5% or more of its outstanding voting shares.



      As of September 1, 1995, Trustees and officers of the National Fund, as a group, owned less than 1% of the National
Fund's outstanding shares. As of September 1, 1995, Trustees and officers of the Trust, as a group, owned less than 1% of each Series' outstanding shares.


                       FINANCIAL STATEMENTS AND EXPERTS

     The audited financial statements of the Series for the fiscal year ended April 30, 1995, which are included in the Trust's Statement of Additional Information, and the audited financial statements of the National
Fund for the fiscal year ended April 30, 1995, which are included in the National Fund's Statement of Additional Information, have each been audited by Ernst & Young LLP, independent auditors, whose respective reports thereon are included therein. The financial statements of each Series audited by Ernst & Young LLP have been incorporated herein by reference in reliance upon their reports given on their authority as experts in accounting and auditing.

                 OTHER MATTERS

   The Trust's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
          NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                          AND THEIR NOMINEES
         Please advise the Trust, in care of The Shareholder
Services Group, Inc., a subsidiary of First Data Corporation,
Attention: Premier State Municipal Bond Fund, P.O. Box 9119, Quincy, Massachusetts 02269-9947, whether other persons are the beneficial owners of Series Shares for which proxies are being solicited from you, and, if so, the number of copies of the
Combined Proxy Statement/Prospectus and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Series Shares.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING
IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH
PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated:  September 22, 1995

                                         EXHIBIT A

          FORM OF AGREEMENT AND PLAN OF REORGANIZATION
    AGREEMENT AND PLAN OF REORGANIZATION dated July 19, 1995
(the "Agreement"), between PREMIER STATE MUNICIPAL BOND FUND, a
Massachusetts business trust (the "Trust"), on behalf of its __*__ (the "Series") and PREMIER MUNICIPAL BOND FUND, a
Massachusetts business trust (the "Acquiring
Fund").

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of substantially all of the assets of the Series, attributable to the Series'
Class A and Class B shares, in exchange solely for Class A shares
("Acquiring Fund Class A Shares") and Class B shares ("Acquiring Fund Class B Shares" and, together with Acquiring Fund Class A Shares, the "Acquiring Fund
Shares"), respectively, of beneficial interest, par value $.001 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Series and the distribution, after the Closing
Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Series in liquidation of the Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    WHEREAS, the Series is a registered, non-diversified, open-end management investment company and the Acquiring Fund is a registered, diversified, open-end management investment company, and the Series owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both the Acquiring Fund and the Series are authorized to issue their shares of beneficial interest;

         WHEREAS, the Board of the Acquiring Fund has determined that the exchange of all or substantially all of the assets of the Series and certain liabilities of the Series, attributable to the Series' Class A and Class B shares, for Acquiring Fund Class A Shares and Acquiring Fund Class B Shares, respectively, and the assumption of such liabilities is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

     WHEREAS, the Board of the Trust has determined that the exchange of all or substantially all of the assets and certain of the liabilities of the Series, attributable to the Series' Class A and Class B shares, for Acquiring
Fund Class A Shares and Acquiring Fund Class B Shares, respectively, and the assumption of such liabilities is in the best interests of the Series' shareholders and that the interests of the Series' existing shareholders would not be diluted as a result of this transaction:

        NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

  1. TRANSFER OF ASSETS OF THE SERIES IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SERIES LIABILITIES AND LIQUIDATION OF THE SERIES.
         1.1. Subject to the terms and conditions contained herein, the Series agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Series, including all securities and cash (subject to liabilities), attributable to the Series' Class A and Class B shares, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Series the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Series, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the
"Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Series' account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Series.

     1.2. The Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Series prepared by
The Dreyfus Corporation, as of the Valuation
Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Series reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.
------------------
* Insert ARIZONA SERIES, COLORADO SERIES or OREGON SERIES, as appropriate.

         1.3. Delivery of the assets of the Series to be transferred shall be made on the Closing Date and shall be delivered to The Bank of
New York, 90 Washington Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

         1.4. The Series will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Series will transfer to the Acquiring Fund any distributions, rights or other assets received by the Series after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

      1.5. As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Series will liquidate and distribute pro rata to the Series' Class A and Class B shareholders of record, determined as of the close of business on the Closing Date (the "Series Shareholders"), Acquiring Fund Class A Shares and Acquiring Fund Class B
Shares, respectively, received by the Series pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Series on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Series Shareholders and representing the respective pro rata number of the applicable Acquiring
Fund Shares due such shareholders. All issued and outstanding shares of the Series simultaneously will be canceled on the books of the Series.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

   1.7. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Series as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

  1.8. Any reporting responsibility of the Series is and shall remain the responsibility of the Series up to and including the Closing Date and such later date on which the Series' existence is terminated.

  2.  VALUATION.

   2.1. The value of the Series' assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Agreement and Declaration of Trust dated as of September 18, 1992 (the "Trust Agreement") and then-current prospectus or statement of additional information.

   2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Trust Agreement and then-current prospectus or statement of additional information.

   2.3. The number of Acquiring Fund Class A Shares and Acquiring Fund Class B Shares to be issued (including fractional shares, if any) in exchange for the Series' net assets shall be determined by dividing the value of the net assets of the applicable Class of the Series determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Class A Share or Acquiring Fund Class B
Share, as the case may be, determined in accordance with paragraph 2.2.

   2.4. All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

  3.  CLOSING AND CLOSING DATE.

    3.1. The Closing Date shall be December 1, 1995 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 9:30 a.m., New York time, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

   3.2. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Series' portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring
Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

    3.3. If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Series shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.4. The transfer agent for the Series shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Series Class A and
Class B shareholders and the number and percentage ownership of outstanding Class A and Class B shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Series, or provide evidence satisfactory to the Series that such Acquiring Fund Shares have been credited to the Series' account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

  4.  REPRESENTATIONS AND WARRANTIES.

  4.1.   The Series represents and warrants to the Acquiring
Fund as follows:

      (a) The Series is a series of the Trust, a business trust duly organized and validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.

     (b) The Series is registered under the Investment Company
Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The Series is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Declaration of Trust dated September 19, 1986, as the same may have been amended (the "Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Series is a party or by which it is bound.

    (d) The Series has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

   (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Series or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Series knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (f) The Statements of Assets and Liabilities of the Series for the__*__fiscal year(s) ended April 30, 1995 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring
Fund) fairly reflect the financial condition of the Series as of such date, and there are no known contingent liabilities of the Series as of such date not disclosed therein.

----------------------------
* Insert three, with respect to the Arizona Series only.

    (g) Since April 30, 1995, there has not been any material adverse change in the Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

    (h) At the Closing Date, all Federal and other tax returns and reports of the Series required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

    (i) For each fiscal year of its operation, the Series has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

    (j) All issued and outstanding shares of the Series are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Series. All of the issued and outstanding shares of the Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Series shares, nor is there outstanding any security convertible into any of the Series shares.

    (k) On the Closing Date, the Series will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

   (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Series Shareholders, this Agreement will constitute the valid and legally binding obligation of the Series, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

    (m) The proxy statement of the Trust, on behalf of the Series
(the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

   4.2. The Acquiring Fund represents and warrants to the Series as follows:

      (a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

    (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

   (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933
Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

    (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Trust Agreement or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

    (f) The Statements of Assets and Liabilities of the
Acquiring
Fund for the five fiscal years ended April 30, 1995, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements
(copies of which have been furnished to the Series) fairly reflect the financial condition of the Acquiring Fund as of such dates.

     (g) Since April 30, 1995 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

   (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

  (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.
The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Trustees and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

  5.  COVENANTS OF THE ACQUIRING FUND AND THE SERIES.

 5.1. The Acquiring Fund and the Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

   5.2.   The Series will call a meeting of the Series
Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

   5.3. Subject to the provisions of this Agreement, the Acquiring Fund and the Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.4. As promptly as practicable, but in any case within sixty days after the Closing Date, the Series shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Series for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

    5.5. The Series will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Series Shareholders to consider approval of this Agreement and the transactions contemplated herein.

    5.6. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933
Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

   6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND.

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Series of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   6.1. All representations and warranties of the Series contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

   6.2. The Series shall have delivered to the Acquiring Fund a statement of the Series' assets and liabilities, together with a list of the Series' portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

   6.3. The Series shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

 7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SERIES.

         The obligations of the Series to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

   7.2. The Acquiring Fund shall have delivered to the Series on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Series, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

  8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND THE SERIES.

   If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Series or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

   8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Series in accordance with the provisions of the Trust's Charter.

   8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

   8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Series, provided that either party hereto may for itself waive any of such conditions.

   8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   8.5. The Series shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Series Shareholders all of the Series' investment company taxable income for all taxable years ending on or prior to the Closing Date
(computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

   8.6. The parties shall have received an opinion of Stroock & Stroock & Lavan substantially to the effect that for Federal income tax purposes:

    (a) The transfer of all or substantially all of the Series' assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Series will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring
Fund upon the receipt of the assets of the Series solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Series; (c) No gain or loss will be recognized by the Series upon the transfer of the Series' assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring
Fund of certain identified liabilities of the Series or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Series
Shareholders in exchange for their shares of the Series; (d) No gain or loss will be recognized by the Series Shareholders upon the exchange of their
Series shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Series Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Series shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Series Shareholder will include the period during which the
Series shares exchanged therefor were held by such shareholder (provided the Series shares were held as capital assets on the date of the Reorganization);
and (f) The tax basis of the Series assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Series immediately prior to the Reorganization, and the holding period of the assets of the Series in the hands of the Acquiring Fund will include the period during which those assets were held by the Series.

 9.  TERMINATION OF AGREEMENT.

    9.1. This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Series Shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Agreement inadvisable.

  9.2. If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Acquiring Fund or of the Trust, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

  10.WAIVER.

   At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Acquiring Fund or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Series, as the case may be.

  11.MISCELLANEOUS.

   11.1. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

   11.2. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.


  11.3. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York,without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Fund and the Series shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

         11.4.      This Agreement may be executed in
counterparts, each of which, when executed and delivered, shall be deemed to be an original.

   11.5. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   11.6. (a) The names "Premier Municipal Bond Fund" and "Trustees of Premier Municipal Bond Fund" refer respectively to the Acquiring Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Acquiring Fund's Trust Agreement, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Acquiring Fund. The obligations of the Acquiring Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the
Trustees, shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property, and all persons dealing with any class of shares of the Acquiring Fund must look solely to the Acquiring Fund's property belonging to such class for the enforcement of any claims against the Acquiring Fund.

     (b) The names "Premier State Municipal Bond Fund" and "Trustees of Premier State Municipal Bond Fund" refer respectively to the Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Charter, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Series by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the relevant Series' property, and all persons dealing with any Series' class of shares of the Trust must look solely to the Series' property belonging to such class for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the Acquiring Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.
                      PREMIER MUNICIPAL BOND FUND

                            By:______________________________
                                            Marie E. Connolly,
                                            President
ATTEST:____________________
             John E. Pelletier,
             Secretary

            PREMIER STATE MUNICIPAL BOND FUND, on behalf of its

                               _______*______SERIES


                            By:______________________________
                                            Marie E. Connolly,
                                            President
ATTEST:____________________
             John E. Pelletier,
             Secretary
* Insert ARIZONA, COLORADO or OREGON, as appropriate.

Preliminary Copy
                       PREMIER STATE MUNICIPAL BOND FUND
                               (ARIZONA SERIES)

            The undersigned shareholder of the Arizona Series (the "Series") of Premier State Municipal Bond Fund (the "Trust") hereby appoints Robert R. Mullery and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Series standing in the name of the undersigned at the close of business on September 15, 1995, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 11:00 a.m. on
Wednesday, November 15, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

            Please mark boxes in blue or black ink.

            1.  To approve an Agreement and Plan of
Reorganization between the Series and Premier Municipal Bond
Fund, providing for the transfer of substantially all of the assets of the Series, subject to its liabilities, attributable to its Class A and Class B shares.

          [   ] FOR        [   ] AGAINST        [   ] ABSTAIN

            2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND
WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                  Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administra-tor, trustee or guardian, please give full title.

                                  Dated: _______________, 1995


                                   ___________________________
                                         Signature(s)
                                   ___________________________
                                          Signature(s)
Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope

Preliminary Copy
                       PREMIER STATE MUNICIPAL BOND FUND
                               (COLORADO SERIES)

          The undersigned shareholder of the Colorado Series (the "Series") of Premier State Municipal Bond Fund (the "Trust") hereby appoints Robert R. Mullery and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Series standing in the name of the undersigned at the close of business on September 15, 1995, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 11:00 a.m. on
Wednesday, November 15, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

            Please mark boxes in blue or black ink.

            1.  To approve an Agreement and Plan of
Reorganization between the Series and Premier Municipal Bond
Fund, providing for the transfer of substantially all of the assets of the Series, subject to its liabilities, attributable to its Class A and Class B shares.

         [   ] FOR        [   ] AGAINST        [   ] ABSTAIN

            2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND
WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                  Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administra-tor, trustee or guardian, please give full title.

                                Dated: _______________, 1995

                                _____________________________
                                          Signature(s)
                                _____________________________
                                          Signature(s)

Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope

Preliminary Copy
                       PREMIER STATE MUNICIPAL BOND FUND
                                (OREGON SERIES)

          The undersigned shareholder of the Oregon Series (the "Series") of Premier State Municipal Bond Fund (the "Trust") hereby appoints Robert R. Mullery and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Series standing in the name of the undersigned at the close of business on September 15, 1995, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 11:00 a.m. on
Wednesday, November 15, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement/Prospectus for the meeting.

            Please mark boxes in blue or black ink.

            1.  To approve an Agreement and Plan of
Reorganization between the Series and Premier Municipal Bond
Fund, providing for the transfer of substantially all of the assets of the Series, subject to its liabilities, attributable to its Class A and Class B shares.

         [   ] FOR        [   ] AGAINST        [   ] ABSTAIN

            2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND
WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                  Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administra-tor, trustee or guardian, please give full title.

                               Dated: _______________, 1995

                               _______________________________

                                       Signature(s)
                               _______________________________
                                       Signature(s)
Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope

PREMIER MUNICIPAL BOND FUND
PROSPECTUS                                        JULY 12, 1995

     Premier Municipal Bond Fund (the "Fund") is an open-end, diversified, management investment company, known as a mutual fund. Its goal is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital.

     By this Prospectus, Class A, Class B and Class C shares of the Fund are being offered. Class A shares are subject to a sales charge imposed at the time of purchase; Class B shares are subject to a contingent deferred sales charge imposed on redemptions made within five years of purchase; and Class C shares are subject to a contingent deferred sales charge imposed on redemptions made within one year of purchase. Other differences among the three Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. The Fund offers these alternatives so an investor may choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

     The Fund provides free redemption checks with respect to Class A, which you can use in amounts of $500 or more for cash or to pay bills. You continue to earn income on the amount of the check until it clears. You can purchase or redeem shares by telephone using the TELETRANSFER Privilege.

     The Dreyfus Corporation professionally manages the Fund's portfolio.

     This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

     The Statement of Additional Information, dated July 12, 1995, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
   Fee Table..........................................        3
   Condensed Financial Information....................        4
   Alternative Purchase Methods.......................        5
   Description of the Fund............................        6
   Management of the Fund.............................        17
   How to Buy Fund Shares.............................        18
   Shareholder Services...............................        22
   How to Redeem Fund Shares..........................        25
   Distribution Plan and Shareholder Services Plan....        30
   Dividends, Distributions and Taxes.................        30
   Performance Information............................        33
   General Information................................        34

FEE TABLE

                                                     CLASS A      CLASS B     CLASS C

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)..........       4.50%       None          None
Maximum Deferred Sales
  Charge Imposed on Redemptions................
  (as a percentage of the amount subject
   to charge)..................................        None*      3.00%        1.00%
Annual Fund Operating Expenses
  (as a percentage of average daily net assets)
   Management Fees.............................         .55%       .55%         .55%
   12b-1 Fees..................................         None       .50%         .75%
   Other Expenses..............................         .37%       .39%         .37%
   Total Fund Operating Expenses...............         .92%      1.44%        1.67%

   Example
     You would pay the following
     expenses on a $1,000 investment,
     assuming (1) 5% annual return and
     (2) except where noted, redemption
     at the end of each time period:             CLASS A    CLASS B      CLASS C

      1 Year...........................         $  54       $45/$15**    $27/$17**
      3 Years..........................         $  73       $66/$46**    $  53
      5 Years..........................         $  94       $89/$79**    $  91
    10 Years...........................         $ 153       $145***      $ 198

* A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

**   Assuming no redemption of shares.

*** Ten year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
     The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

     The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Other Expenses for Class C are based on amounts for Class A for the Fund's last fiscal year. Long-term investors in Class B or Class C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan and Shareholder Services Plan."

CONDENSED FINANCIAL INFORMATION

                The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes for Class A and Class B are included in the Statement of Additional Information, available upon request. No financial information is available for Class C shares, which had not been offered as of the date of this Prospectus.

FINANCIAL HIGHLIGHTS

                Contained below is per share operating
performance data for Class A and Class B shares of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.




                                                   Class A Shares                                                 Class B Shares
                            ----------------------------------------------------------------------------    ---------------------
                                                Year Ended April 30,                                         Year Ended April 30,
                            ----------------------------------------------------------------------------    ---------------------
                            1987(1)    1988   1989      1990     1991     1992    1993     1994     1995     1993(2) 1994   1995
                            ------     -----  -----     -----    ----     ----    ----     ----     ----     ------- -----  ----
Per Share Data:
Net asset value, beginning
  of year                   $14.00    $12.83  $12.30    $12.97   $12.77   $13.28  $13.75  $14.45   $13.81    $14.02  $14.45 $13.81
                             ------    ------  ------    ------   ------   ------  ------  ------   ------    ------ ------ ------
Investment Operations:
Investment income-net          .43       .97    1.01       .99      .98      .94     .92     .89      .84       .24     .80    .77
Net realized and unrealized
  gain (loss) on investments (1.17)     (.53)    .67      (.20)     .51      .49     .91    (.59)     .05       .43    (.59)   .05
                            ------    ------  ------    ------   ------   ------  ------  ------   ------    ------  ------  ------

Total from Investment
  Operations                  (.74)      .44    1.68       .79     1.49     1.43    1.83     .30      .89       .67     .21    .82
                            ------    ------  ------    ------   ------   ------  ------  ------   ------    ------  ------  ------
Distributions:
Dividends from investment
income-net                    (.43)     (.97)  (1.01)     (.99)    (.98)    (.94)   (.92)   (.89)    (.84)     (.24)   (.80)  (.77)
Dividends from net
realized gain on investments    --        --      --        --       --     (.02)   (.21)   (.05)      --        --    (.05)    --
Dividends in excess of net
realized gain on investments    --        --      --        --       --       --      --      --       --        --      --     --
                            ------    ------  ------    ------   ------   ------  ------  ------   ------    ------  ------ ------
   Total Distributions        (.43)     (.97)  (1.01)     (.99)    (.98)    (.96)  (1.13)   (.94)    (.84)     (.24)   (.85)  (.77)
                            ------    ------  ------    ------   ------   ------  ------  ------   ------    ------  ------ ------
Net asset value, end of
  year                      $12.83    $12.30  $12.97    $12.77   $13.28   $13.75  $14.45  $13.81   $13.86    $14.45  $13.81 $13.86
                            ------    ------  ------    ------   ------   ------  ------  ------   ------    ------  ------ ------

TOTAL INVESTMENT RETURN(3)  (12.87%)(4) 3.64%  14.13%     6.25%   12.13%   11.08%  13.76%   1.84%    6.72%   16.80%(4) 1.26% 6.15%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average
net assets                      --        --      --        --      .22%     .54%    .74%    .85%     .92%    1.15%(4) 1.40% 1.44%
Ratio of net investment
income to average net assets  6.53%(4)  7.81%   7.72%     7.51%    7.43%    6.90%   6.43%   6.01%    6.16%    5.13%(4) 5.33% 5.62%
Decrease reflected in above
expense ratios due to
undertakings by The Dreyfus
Corporation                   1.50%(4)  1.50%   1.50%     1.15%     .82%     .40%    .20%    .06%      --       .10%(4) .05%    --
Portfolio Turnover Rate      36.62%(5) 33.25%  143.20%   63.53%   41.30%   50.72%  30.99%  22.15%   38.60%    30.99%  22.15% 38.60%
Net Assets, end of year
(000's omitted)              $1,290    $5,650 $26,342  $100,784 $247,195 $388,793 $526,606 $546,036 $495,616 $19,855 $95,643 $99,411

(1) From November 26, 1986 (commencement of operations) to April 30, 1987.
(2) From January 15, 1993 (commencement of initial offering)to April 30, 1993.
(3) Exclusive of sales load.
(4) Annualized.
(5) Not annualized.

     Further information about the Fund's performance is contained in its annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

ALTERNATIVE PURCHASE METHODS

     The Fund offers you three methods of purchasing Fund shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.

     Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares--Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan."

     Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 3% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within the first five years of their purchase. See "How to Buy Fund Shares--Class B Shares" and "How to Redeem Fund Shares--Contingent Deferred Sales Charge--Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .50 of 1% of the value of the average daily net assets of Class B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.
     Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of their purchase. See "How to Buy Fund Shares -- Class C Shares" and "How to Redeem Fund Shares -- Contingent Deferred Sales Charge -- Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.

     The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with long-term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, and for investors who invest between $250,000 and $999,999 in Fund shares with long-term investment outlooks. Class A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.

DESCRIPTION OF THE FUND

INVESTMENT OBJECTIVE

     The Fund's goal is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. To accomplish this goal, the Fund invests primarily in Municipal Obligations (described below) rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch"). The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

MUNICIPAL OBLIGATIONS

     Municipal Obligations are debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

MANAGEMENT POLICIES

     It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal
Obligations. Generally, at least 65% of the value of the Fund's net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments.

     At least 70% of the value of the Fund's net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's or BBB by S&P or Fitch. The Fund may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch, and as low as the lowest rating assigned by Moody's, S&P or Fitch. The Fund may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. See "Appendix" in the Statement of Additional Information. Municipal Obligations rated BBB by S&P or Fitch or Baa by Moody's are considered investment grade obligations; those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. The Fund may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is such rating organizations' lowest rating and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Risk Factors--Lower Rated Bonds" below for a further discussion of certain risks. The Fund also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities shall be deemed to have the rating so determined. The Fund also may invest in Taxable Investments of the quality described below. Under normal market conditions, the weighted average maturity of the Fund's portfolio is expected to exceed ten years.

     In addition to usual investment practices, the Fund may use speculative investment techniques such as short-selling and lending its portfolio securities. The Fund also may purchase, hold or deal in futures contracts and options on futures contracts for non-speculative purposes. Futures and options on futures transactions involve so-called "derivative securities." See "Investment Techniques" below.

     The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

     From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Risk Factors and Other Investment Considerations."

     The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. As mutually agreed, the Fund may increase or decrease the amounts under these obligations or the borrower may repay the amount borrowed without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio.

     The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets the prescribed quality standards for banks set forth below, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Fund will not invest more than 15% of the value of its net assets in securities that are illiquid, which could include tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.

     The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase at the Fund's option specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.

     The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Obligations, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

     The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

     The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. The Fund may invest up to 5% of its assets in zero coupon bonds which are rated below investment grade. See "Risk Factors--Lower Rated Bonds" and "Other Investment Considerations" below, and "Investment Objective and Management Policies--Risk Factors--Lower Rated Bonds" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.

     From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-l by Moody's, A-l by S&P or F-l by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. Under normal market conditions, the Fund anticipates that not more than 5% of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.

INVESTMENT TECHNIQUES

    The Fund may employ, among others, the investment techniques described below. Use of certain of these techniques may give rise to taxable income.

WHEN-ISSUED SECURITIES -- New issues of Municipal Obligations usually are offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the Municipal Obligations are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such Municipal Obligations only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. The Fund will not accrue income in respect of a when-issued security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of the value of the Fund's net assets would be so committed.

     Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank. Purchasing Municipal Obligations on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

FUTURES TRANSACTIONS -- IN GENERAL -- The Fund is not a commodity pool. However, as a substitute for a comparable market position in the underlying securities or for hedging purposes, the Fund may engage in futures and options on futures transactions, as described below.

     The Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity.
To the extent the Fund engages in the use of futures and options on futures for other than bona fide hedging purposes, the Fund may be subject to additional risk.

     Initially, when purchasing or selling futures contracts the Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position at the then-prevailing price, which will operate to terminate the Fund's existing position in the contract.

     Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     To the extent the Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if the market does not move as anticipated when the hedge is established.

     Successful use of futures by the Fund also is subject to The Dreyfus Corporation's ability to correctly predict movements in the direction of the market or interest rates. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting the value of the securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Call options sold by the Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by the Fund with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.

     The Fund may utilize municipal bond index futures to protect against changes in the market value of the Municipal Obligations in its portfolio or which it intends to acquire. Municipal bond index futures contracts are based on an index of long-term Municipal Obligations. The index assigns relative values to the Municipal Obligations included in the index, and fluctuates with changes in the market value of such Municipal Obligations. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of a municipal bond index futures contract enables the Fund to protect its assets from fluctuations in rates on tax exempt securities without actually buying or selling such securities.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS -- The Fund may purchase and sell interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position or to hedge against adverse movements in interest rates.

     To the extent the Fund has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, the Fund will be subject to the investment risks of having purchased the securities underlying the contract.

     The Fund may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates.

     The Fund may sell call options on interest rate futures contracts to partially hedge against declining prices of its portfolio securities. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The Fund may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option sold by the Fund is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of its portfolio securities.

     The Fund also may sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the hedge. In addition, the Fund's purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate.

     SHORT-SELLING -- The Fund may make short sales of securities, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.

The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates.

     No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class.

     In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. At no time will the Fund have more than 15% of the value of its net assets in deposits on short sales against the box.

     FUTURE DEVELOPMENTS -- The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or statement of additional information.

     LENDING PORTFOLIO SECURITIES -- From time to time, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. However, such income generally would not be tax exempt. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

     BORROWING MONEY -- As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

     CERTAIN FUNDAMENTAL POLICIES

     The Fund may (i) borrow money to the extent permitted under the Investment Company Act of 1940, which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets; and (ii) invest up to 25% of its assets in the securities of issuers in any industry, provided that there is no such limitation on investments in Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

     RISK FACTORS

     LOWER RATED BONDS -- You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities in which the Fund may invest up to 30% of the value of its net assets. These are bonds such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issuer; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

     The market price and yield of bonds rated Ba or lower by Moody's and BB or lower by S&P are more volatile than those of higher rated bonds. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

     The Fund may invest up to 5% of the value of its net assets in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) rated Ba or lower by Moody's and BB or lower by S&P and Fitch. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. See "Other Investment Considerations" below, and "Investment Objective and Management Policies--Risk Factors--Lower Rated Bonds" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.

     OTHER INVESTMENT CONSIDERATIONS -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The value of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. The Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Fund invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.

     Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. However, if such other investment companies are prepared to invest in, or desire to dispose of, Municipal Obligations or Taxable Investments at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

MANAGEMENT OF THE FUND

     The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of May 31, 1995, The Dreyfus Corporation managed or administered approximately $76 billion in assets for more than
1.8 million investor accounts nationwide.

     The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. The Fund's primary portfolio manager is Samuel J. Weinstock. He has held that position since August 1987 and has been employed by The Dreyfus Corporation since March 1987. The Fund's other portfolio managers are identified in the Fund's Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund as well as for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.

     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank
(DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed approximately $200 billion in assets as of March 31, 1995, including approximately $72 billion in proprietary mutual fund assets. As of March 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $680 billion in assets including approximately $67 billion in mutual fund assets.

     For the fiscal year ended April 30, 1995, the Fund paid The Dreyfus Corporation a management fee at the annual rate of .55 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

     The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

     The Fund's distributor is Premier Mutual Fund Services,
Inc. (the "Distributor"), located at One Exchange Place, Boston,
Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

     The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

HOW TO BUY FUND SHARES

     GENERAL -- Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Shareholder Services Plan. Each Service Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Service Agent in this regard.

     When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application.

     You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier Municipal Bond Fund." Payments to open new accounts which are mailed should be sent to Premier Municipal Bond Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier Municipal Bond Fund, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA#8900119292/Premier Municipal Bond Fund-Class A shares, DDA#8900115017/Premier Municipal Bond Fund-Class B shares, or DDA#8900252030/Premier Municipal Bond Fund-Class C shares, as the case may be, for purchase of Fund shares in your name.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."

     Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued each business day by an independent pricing service approved by the Board of Trustees and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Board of Trustees. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.

     Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

     If an order is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange, on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

     CLASS A SHARES -- The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

                                                    Total Sales Load
                                    ---------------------------------------------------------
                                    As a % of          As a % of          Dealers' Reallowance
                                    offering price     net asset value      as a % of
Amount of Transaction               per share          per share          offering price
--------------------                ---------          ---------          --------------------
Less than $50,000.........           4.50                4.70                    4.25
$50,000 to less than $100,000        4.00                4.20                    3.75
$100,000 to less than $250,000       3.00                3.10                    2.75
$250,000 to less than $500,000       2.50                2.60                    2.25
$500,000 to less than $1,000,000     2.00                2.00                    1.75
$1,000,000 or more........            -0-                 -0-                     -0-

     A CDSC of 1.00% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years after purchase. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Fund Shares--Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage-related or clearing arrangement with an NASD member firm or other financial institution with respect to sales of Fund shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

     The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as the Fund. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. For the period from May 1, 1994 through August 23, 1994, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation and distributor of the Fund's shares until August 24, 1994, retained $17,249 from sales loads on Class A shares.

     CLASS B SHARES -- The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets.
The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses. For the period May 1, 1994 through August 23, 1994, $63,511 was retained by Dreyfus Service Corporation, as former distributor, from the CDSC on Class B Shares.

CLASS C SHARES -- The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Fund Shares."

RIGHT OF ACCUMULATION -- CLASS A SHARES -- Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Premier Family of Funds, shares of certain other funds advised by The Dreyfus Corporation which are sold with a sales load and shares of certain other funds acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you have previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of a purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

     If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by telephoning
1-800-221-4060 or, if you are calling from overseas, call
1-401-455-3306.

SHAREHOLDER SERVICES

     The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.

     FUND EXCHANGES

     Clients of certain Service Agents may purchase, in exchange for Class A, Class B or Class C shares of the Fund, shares of the same Class in certain other funds managed by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Fund Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

     To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "NO" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. See "How to Redeem Fund Shares--Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.

     Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with the rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

     AUTO-EXCHANGE PRIVILEGE

     Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same Class of other funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales charge. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to Premier Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Premier Family of Funds or Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.

AUTOMATIC ASSET BUILDER (Registration Mark)

     AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

     GOVERNMENT DIRECT DEPOSIT PRIVILEGE

     Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer
Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Service Agent or by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

     DIVIDEND OPTIONS

     Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

     For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Premier Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN

     The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of .50 cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable
CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

LETTER OF INTENT -- CLASS A SHARES

     By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

     The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

HOW TO REDEEM FUND SHARES

     GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Fund imposes no charges (other than any applicable
CDSC) when shares are redeemed. Service Agents may charge a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER
AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK
REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR
TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

     The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

     CONTINGENT DEFERRED SALES CHARGE

     CLASS B SHARES -- A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

     If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
The following table sets forth the rates of the CDSC:


                                                    CDSC
Year Since                                    as a % of Amount
Purchase Payment                       Invested or Redemption
Was Made                                          Proceeds
-----------------
--------------------

First.....................................          3.00
Second....................................          3.00
Third.....................................          2.00
Fourth....................................          2.00
Fifth.....................................          1.00
Sixth.....................................          0.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value has appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.

     CLASS C SHARES -- A CDSC of 1.00% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge -- Class B Shares" above. WAIVER OF CDSC -- The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds one million dollars, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, and (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 701/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service
Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege with respect to Class A shares only, the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

     Your redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by The Dreyfus Corporation that are not available through the Exchange Privilege. The applicable CDSC will be charged upon the redemption of Class B or Class C shares. Your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase.

     You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's net asset value may fluctuate.

     REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to Premier Municipal Bond Fund, P.O. Box 6527, Providence, Rhode Island 02940-6527. Written redemption requests must specify the Class of shares being redeemed. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer
Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please contact your Service Agent or call the telephone number listed on the cover of this Prospectus.

     Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

     CHECK REDEMPTION PRIVILEGE -- CLASS A SHARES -- If you hold Class A shares, you may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of Class A shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Class A shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to holders of Class A shares.

     TELETRANSFER PRIVILEGE -- You may redeem Fund shares (minimum $500 per day) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

     If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of Fund shares by telephoning 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. Shares issued in certificate form are not eligible for this Privilege.

REDEMPTION THROUGH A SELECTED DEALER -- If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by the dealer by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

REINVESTMENT PRIVILEGE -- CLASS A SHARES

     Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     Class A, Class B and Class C shares are subject to a Shareholder Services Plan and Class B and Class C shares only are subject to a Distribution Plan.

     DISTRIBUTION PLAN -- Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B and .75 of 1% of the value of the average daily net assets of Class C.

     SHAREHOLDER SERVICES PLAN -- Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. Each Service Agent is required to disclose to its clients any compensation payable to it by the Fund pursuant to the Shareholder Services Plan and any other compensation payable by their clients in connection with the investment of their assets in Class A, Class B or Class C shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day immediately available funds ("Federal Funds" (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) are received by the Transfer Agent in written or telegraphic form. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.

     Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act of 1940. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional shares of the same Class from which they were paid at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class B and Class C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by the relevant Class. See "Fee Table."

     Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to Federal income tax. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether or not reinvested. Distributions from net realized long-term securities gains of the Fund generally are subject to Federal income tax as long-term capital gains, if you are a citizen or resident of the United States. Dividends and distributions attributable to income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Description of the Fund--Investment Techniques," will be subject to Federal income tax. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible. Dividends and distributions may be subject to state and local taxes.

     The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if you exchange your Class A shares for shares of another fund advised by The Dreyfus Corporation within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charge for Class A shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of your Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

     Although all or a substantial portion of the dividends paid by the Fund may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.

     Taxable dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

     Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in the Fund. If the Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividends as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

     Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

     A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Management of the Fund believes that the Fund has qualified for the fiscal year ended April 30, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify, if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, the Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains, if any.

     You should consult your tax adviser regarding specific questions as to Federal, state or local income taxes.

PERFORMANCE INFORMATION

     For purposes of advertising, performance for each Class of shares may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. Class A total return figures include the maximum initial sales charge and Class B and Class C total return figures include any applicable CDSC. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B or Class C should be expected to be lower than that of Class A. Performance for each Class will be calculated separately.

     Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B or Class C at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of the Fund's current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."

     Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.

     Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for Class A, Class B and Class C for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Class's actual total return for the applicable period.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B or Class C at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return may also be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge which, if reflected, would reduce the performance quoted.

     Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.

GENERAL INFORMATION

     The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated June 4, 1986, and commenced operations on November 26, 1986. On July 2, 1990, the Fund's name was changed from Premier Tax Exempt Bond Fund to Premier Municipal Bond Fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into three classes - Class A, Class B and Class C. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law or when class voting is permitted by the Board of Trustees. However, only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund.
Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

     The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.

     Shareholder inquiries may be made to your Service Agent or by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN
OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN
WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY
BE MADE.

                                     September 27, 1995



                Premier State Municipal Bond Fund
                        (Arizona Series)
                        (Colorado Series)
                         (Oregon Series)


         Supplement to Prospectus Dated August 14, 1995



          A Special Meeting of Shareholders of the Arizona Series, the Colorado Series and the Oregon Series of Premier State Municipal Bond Fund (the "Series") will be held on November 15, 1995 to consider an Agreement and Plan of Reorganization ("Reorganization"). The Reorganization would provide for the transfer of all or substantially all of each Series' assets, subject to liabilities, attributable to its Class A and Class B shares, to Premier Municipal Bond Fund in a tax free exchange (the "Exchange") for corresponding Class A and Class B shares of Premier Municipal Bond Fund, and the assumption by Premier Municipal Bond Fund of stated liabilities.



          In accordance with the terms set forth herein, shareholders of the Series who purchased Class A shares on or after January 1, 1995 and who choose to redeem such shares rather than participate in the Exchange will be reimbursed upon redemption prior to the Exchange the sales load applicable to such Class A share purchases, in accordance with the sales load schedule set forth on page 43 in Premier State Municipal Bond Fund's current prospectus dated August 14, 1995 (the "Sales Load Reimbursement"). Class B shares held by shareholders of the Series who choose to redeem such shares rather than participate in the Exchange will not be subject to any contingent deferred sales charge upon redemption prior to the Exchange (the "CDSC Waiver").



          The Sales Load Reimbursement/CDSC Waiver will be available to Class A and Class B shareholders of the Series who redeem their shares at any time during the period from September 29, 1995 to the later of December 1, 1995 or the consummation of the Exchange.



          If you have any questions pertaining to the Exchange or the Sales Load Reimbursement/CDSC Waiver, please contact your Service Agent.

PREMIER STATE MUNICIPAL BOND FUND

PROSPECTUS                                   AUGUST 14, 1995

        Premier State Municipal Bond Fund (the "Fund") is an open-end, non-diversified, management investment company, known as a mutual fund. Its goal is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk.

        The Fund permits you to invest in any of fifteen separate portfolios (each, a "Series"): the Arizona Series, the Colorado Series, the Connecticut Series, the Florida Series, the Georgia Series, the Maryland Series, the Massachusetts Series, the Michigan Series, the Minnesota Series, the North Carolina Series, the Ohio Series, the Oregon Series, the Pennsylvania Series, the Texas Series and the Virginia Series. Each Series seeks to achieve the Fund's investment objective by investing in Municipal Obligations primarily issued by issuers in the State after which it is named and believed to be exempt from Federal and, where applicable, from that State's income tax. It is anticipated that substantially all dividends paid by each Series will be exempt from Federal income tax and also, where applicable, will be exempt from the personal income tax of the State after which the Series is named.

        By this Prospectus, Class A, Class B and Class C shares of each Series are being offered. Class A shares are subject to a sales charge imposed at the time of purchase; Class B shares are subject to a contingent deferred sales charge imposed on redemptions made within five years of purchase; and Class C shares are subject to a contingent deferred sales charge imposed on redemptions made within one year of purchase. Other differences among the three Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. The Fund offers these alternatives to permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

        The Fund provides free redemption checks with respect to Class A shares, which you can use in amounts of $500 or more for cash or to pay bills. You can purchase or redeem shares by telephone using the TELETRANSFER Privilege.

        The Dreyfus Corporation serves as the Fund's investment adviser and, in that capacity, is responsible for determining whether investing in particular securities is consistent with the Fund's investment objective, including whether the securities subject the Fund to undue risk.

        This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

        The Statement of Additional Information dated August 14, 1995, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FEE TABLE..........................................        3
CONDENSED FINANCIAL INFORMATION....................        8
ALTERNATIVE PURCHASE METHODS.......................        22
DESCRIPTION OF THE FUND............................        23
MANAGEMENT OF THE FUND.............................        38
HOW TO BUY FUND SHARES.............................        40
SHAREHOLDER SERVICES...............................        44
HOW TO REDEEM FUND SHARES..........................        48
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN....        52
DIVIDENDS, DISTRIBUTIONS AND TAXES.................        52
PERFORMANCE INFORMATION............................        60
GENERAL INFORMATION................................        61
APPENDIX...........................................        63


FEE TABLE
                                                           ARIZONA SERIES               COLORADO SERIES
                                                     -------------------------  -------------------------------
SHAREHOLDER TRANSACTION EXPENSES                      CLASS A CLASS B  CLASS C    CLASS A    CLASS B    CLASS C
                                                      ------- -------  -------    -------    -------    -------
        Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)            4.50%     None    None      4.50%        None      None
        Maximum Deferred Sales Charge Imposed on
        Redemptions (as a percentage of the amount
        subject to charge)                             None*     3.00%    1.00%    None*        3.00%     1.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees....................             .55%       .55%    .55%     .55%         .55%      .55%
        12b-1 Fees.........................            None        .50%    .75%    None          .50%      .75%
        Other Expenses.....................             .52%       .55%    .52%    1.44%        1.42%     1.44%
        Total Fund Operating Expenses......            1.07%      1.60%   1.82%    1.99%        2.47%     2.74%

EXAMPLE

        You would pay the following expenses on
        a $1,000 investment, assuming (1) 5%
        annual return and (2) except where
        noted, redemption at the end of each
        time period:

                                                     CLASS A CLASS B   CLASS C      CLASS A  CLASS B    CLASS C
                                                     ------- -------   --------     -------  -------    --------
          1 YEAR...........................           $  55  $46/16**  $28/$18**     $ 65    $55/25**    $38/$28**
          3 YEARS..........................           $  78  $70/50**  $57           $105    $97/77**    $85
          5 YEARS..........................           $ 101  $97/87**  $99           $147    $142/132**  $145
          10 YEARS.........................           $ 170  $163***   $214          $266    $258***     $307


                                                          CONNECTICUT SERIES        FLORIDA SERIES
                                                     -------------------------  -------------------------
SHAREHOLDER TRANSACTION EXPENSES                      CLASS A  CLASS B    CLASS C  CLASS A  CLASS B  CLASS C
                                                      -------  -------    -------  -------  -------  -------
        Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)            4.50%   None       None    4.50%    None      None
        Maximum Deferred Sales Charge Imposed
        on Redemptions (as a percentage of the
        amount subject to charge)                      None*   3.00%      1.00%    None*    3.00%     1.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees....................             .55%    .55%       .55%     .55%     .55%       .55%
        12b-1 Fees.........................            None     .50%       .75%     None     .50%       .75%
        Other Expenses.....................             .35%    .37%       .35%     .36%     .37%       .36%
        Total Fund Operating Expenses......             .90%   1.42%      1.65%     .91%    1.42%      1.66%

EXAMPLE
        You would pay the following expenses
        on a $1,000 investment, assuming (1)
        5% annual return and (2) except where
        noted, redemption at the end of each time period:

                                                      CLASS A  CLASS B    CLASS C      CLASS A  CLASS B    CLASS C
                                                      -------  -------    -------      -------  -------    --------
          1 YEAR...........................           $  54    $44/$14**   $27/$17**    $  54    $44/$14**  $27/$17**
          3 YEARS..........................           $  72    $65/$45**   $52          $  73    $65/$45**  $52
          5 YEARS..........................           $  93    $88/$78**   $90          $  93    $88/$78**  $90
          10 YEARS.........................           $ 151    $143***     $195         $ 152    $144***    $197


    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

   **Assuming no redemption of shares.

  ***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

FEE TABLE
                                                      GEORGIA SERIES                          MARYLAND SERIES
                                                  -----------------------------       -------------------------------
SHAREHOLDER TRANSACTION EXPENSES                  CLASS A  CLASS B     CLASS C         CLASS A    CLASS B    CLASS C
                                                  -------  -------     -------         -------    -------    -------
        Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)      4.50%     None        None            4.50%       None      None
        Maximum Deferred Sales Charge Imposed
        on Redemptions (as a percentage of
        the amount subject to charge)             None*     3.00%       1.00%           None*       3.00%     1.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees................           .55%      .55%        .55%            .55%        .55%      .55%
         12b-1 Fees.....................          None       .50%        .75%            None        .50%      .75%
         Other Expenses.................           .48%      .50%        .48%            .36%        .40%      .36%
         Total Fund Operating Expenses..          1.03%     1.55%       1.78%            .91%       1.45%     1.66%


EXAMPLE
        You would pay the following expenses
        on a $1,000 investment, assuming
        (1) 5% annual return and (2) except
        where noted, redemption at the end
        of each time period:

                                                  CLASS A   CLASS B    CLASS C         CLASS A    CLASS B    CLASS C
                                                  -------   -------    -------         -------    -------    -------
          1 YEAR........................           $  55    $46/$16**   $28/$18**       $ 54      $45/$15**   $27/$17**
          3 YEARS.......................           $  76    $69/$49**   $56             $ 73      $64/$46**   $52
          5 YEARS.......................           $  99    $94/$84**   $96             $ 93      $89/$79**   $90
          10 YEARS......................           $ 165    $158***     $209            $152      $145***     $197

                                                     MASSACHUSETTS SERIES                     MICHIGAN SERIES
                                                 ----------------------------          -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                  CLASS A   CLASS B    CLASS C         CLASS A    CLASS B    CLASS C
                                                 -------    -------    ------          -------    -------    -------
        Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)        4.50%     None       None            4.50%       None      None
        Maximum Deferred Sales Charge Imposed
        on (as a percentage of the amount          None*     3.00%      1.00%           None*      3.00%      1.00%
        Redemptions subject to charge)

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
        Management Fees................           .55%      .55%        .55%            .55%       .55%       .55%
        12b-1 Fees.....................           None      .50%        .75%            None       .50%       .75%
        Other Expenses.................           .40%      .41%        .40%            .38%       .40%       .38%
        Total Fund Operating Expenses..           .95%      1.46%      1.70%            .93%      1.45%      1.68%

EXAMPLE
        You would pay the following expenses
        on a $1,000 investment, assuming (1)
        5% annual return and (2) except where
        noted, redemption at the end of each
        time period:

                                                 CLASS A    CLASS B    CLASS C         CLASS A    CLASS B    CLASS C
                                                 -------    -------    ------          -------    -------    -------
        1 YEAR........................             $ 54     $45/$15**    $27/$17**      $  54      $45/$15**   $27/$17**
        3 YEARS.......................             $ 74     $66/$46**    $54            $  73      $66/$46**   $53
        5 YEARS.......................             $ 95     $90/$80**    $92            $  94      $89/$79**   $91
        10 YEARS......................             $156     $148***     $201            $ 154      $147***     $199

    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

   **Assuming no redemption of shares.

  ***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

FEE TABLE

                                                       MINNESOTA SERIES                     NORTH CAROLINA SERIES
                                                 -----------------------------         -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                 CLASS A    CLASS B    CLASS C         CLASS A    CLASS B    CLASS C
                                                 -------    -------    -------         -------    -------    -------
        Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)       4.50%     None       None            4.50%       None       None
        Maximum Deferred Sales Charge Imposed
        on Redemptions (as a percentage of the    None*    3.00%       1.00%           None*       3.00%     1.00%
        amount subject to charge)

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)

        Management Fees................            .55%     .55%        .55%            .55%        .55%      .55%
        12b-1 Fees.....................            None     .50%        .75%            None        .50%      .75%
        Other Expenses.................            .36%     .40%        .36%            .40%        .44%      .40%
        Total Fund Operating Expenses..            .91%    1.45%       1.66%            .95%       1.49%     1.70%

EXAMPLE

        You would pay the following expenses
        on a $1,000 investment, assuming (1)
        5% annual return and (2) except where
        noted, redemption at the end of
        each time period:
                                                 CLASS A    CLASS B    CLASS C         CLASS A    CLASS B    CLASS C
                                                 -------    -------    -------         -------    -------    -------
        1 Year........................             $  54     $45/$15**    $27/$17**       $  54     $45/$15**  $27/$17**
        3 Years.......................             $  73     $66/$46**    $52             $  74     $67/$47**  $54
        5 Years.......................             $  93     $89/$79**    $90             $  95     $91/$81**  $92
        10 Years......................             $ 152     $145***      $197            $ 156     $150***    $201

                                                           OHIO SERIES                          OREGON SERIES
                                                 ------------------------------          -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                  CLASS A  CLASS B     CLASS C           CLASS A   CLASS B   CLASS C
                                                  -------  -------     -------           -------   -------   -------
        Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)        4.50%    None       None               4.50%     None      None
        Maximum Deferred Sales Charge Imposed
        on Redemptions (as a percentage of the
        amount subject to charge)                  None*    3.00%      1.00%              None*     3.00%     1.00%

ANNUAL FUND OPERATING EXPENSES

(as a percentage of average daily net assets)

        Management Fees.................            .55%    .55%        .55%               .55%      .55%      .55%
        12b-1 Fees......................            None    .50%        .75%               None      .50%      .75%
        Other Expenses..................            .38%    .40%        .38%              1.05%     1.08%     1.05%
        Total Fund Operating Expenses...            .93%   1.43%       1.68%              1.60%     2.13%     2.35%

EXAMPLE

        You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:

                                                  CLASS A  CLASS B     CLASS C           CLASS A   CLASS B     CLASS C
                                                  -------  -------     -------           -------   -------     -------
        1 Year........................            $  54    $45/$15**    $27/$17**        $  61     $52/$22**    $34/$24**
        3 Years.......................            $  73    $66/$46**    $53              $  93     $87/$67**    $73
        5 Years.......................            $  94    $89/$79**    $91              $ 128     $124/$114**  $126
        10 Years......................            $ 154    $147***     $199              $ 226     $220***      $269

   *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

  **Assuming no redemption of shares.

 ***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

FEE TABLE
                                                     PENNSYLVANIA SERIES                         TEXAS SERIES
                                                 -----------------------------        -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                  CLASS A  CLASS B     CLASS C         CLASS A    CLASS B    CLASS C
                                                  -------  -------     ------          -------    -------    -------
        Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)        4.50%    None       None             4.50%      None       None
        Maximum Deferred Sales Charge Imposed
        on Redemptions (as a percentage of the
        amount subject to charge)                  None*    3.00%      1.00%            None*      3.00%     1.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)

        Management Fees................             .55%     .55%       .55%             .55%       .55%      .55%
        12b-1 Fees.....................            None      .50%       .75%             None       .50%      .75%
        Other Expenses.................             .38%     .40%       .38%             .37%       .39%      .37%
        Total Fund Operating Expenses..             .93%    1.45%      1.68%             .92%      1.44%     1.67%

EXAMPLE

        You would pay the following expenses on
        a $1,000 investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:


                                                  CLASS A  CLASS B     CLASS C         CLASS A    CLASS B    CLASS C
                                                  -------  -------     ------          -------    -------    -------
        1 Year........................             $  54   $45/$15**    $27/$17**       $  54      $45/$15**  $27/$17**
        3 Years.......................             $  73   $66/$46**    $53             $  73      $66/$46**  $53
        5 Years.......................             $  94   $89/$79**    $91             $  94      $89/$79**  $91
        10 Years......................             $ 154   $147***      $199            $ 153      $145***    $198

    *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

   **Assuming no redemption of shares.

 ***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

FEE TABLE
                                                                        VIRGINIA  SERIES
                                                              -------------------------------
SHAREHOLDER TRANSACTION EXPENSES                              CLASS A  CLASS B     CLASS C
                                                              -------  -------     -------

        Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price)                   4.50%     None       None
        Maximum Deferred Sales Charge Imposed
        on Redemptions (as a percentage of the                None*    3.00%       1.00%
        amount subject to charge)

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
         Management Fees...................                    .55%     .55%       .55%
         12b-1 Fees........................                   None     .50%       .75%
         Other Expenses....................                    .39%     .40%       .39%
         Total Fund Operating Expenses.....                    .94%    1.45%       1.69%
EXAMPLE
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and
       (2) except where noted, redemption at the end
       of each time period:

                                                              CLASS A  CLASS B     CLASS C
                                                              -------  -------     -------
          1 Year...........................                   $54      $45/$15      $27/$17**
          3 Years..........................                   $74      $66/$46      $53
          5 Years..........................                   $95      $89/$79      $92
          10 Years.........................                   $155     $147***      $200

   *A contingent deferred sales charge of 1% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
  **Assuming no redemption of shares.
 ***Ten-year figures assume conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The amounts listed in the examples should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, each Series' actual performance will vary and may result in an actual return greater or less than 5%.

        The purpose of the foregoing tables is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Other Expenses for Class C are based on amounts for Class A for the Fund's last fiscal year. Long-term investors in Class B or Class C could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing tables does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in the relevant Series' shares; such fees are not reflected in the foregoing tables. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan and Shareholder Services Plan."

CONDENSED FINANCIAL INFORMATION

        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes for Class A and Class B are included in the Statement of Additional Information, available upon request. No financial information is available for Class C shares, which had not been offered as of the date of this Prospectus.

FINANCIAL HIGHLIGHTS

        Contained below is per share operating performance data for Class A and Class B shares of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each Series for each year indicated. This information has been derived from the Series' financial statements.

                                                              ARIZONA SERIES
                                                ------------------------------------------------
                                                  CLASS A SHARES         CLASS B SHARES
                                              -----------------------  -----------------------
                                                YEAR ENDED APRIL 30,     YEAR ENDED APRIL 30,
                                              -----------------------  -----------------------
PER SHARE DATA:                                1993(1)   1994   1995    1993(2)   1994    1995
                                               ------    ----   ----    ------    ----    ----
  Net asset value, beginning of year           $12.50   $13.12  $12.60  $12.65   $13.12   $12.61
                                               ------   ------  ------  ------   ------   ------
  INVESTMENT OPERATIONS:
  Investment income-net...........                .51      .75     .75     .21      .68      .69
  Net realized and unrealized gain (loss)
  on investments..................                .62     (.51)    .14     .47      (.50)    .14
                                                ------   ------  ------  ------   ------   ------
  TOTAL FROM INVESTMENT OPERATIONS                1.13     .24     .89     .68      .18      .83
                                                ------   ------  ------  ------   ------   ------
  DISTRIBUTIONS:
  Dividends from investment income-net           (.51)    (.75)   (.75)   (.21)    (.68)    (.69)
  Dividends from net realized gain on
  investments                                      -      (.01)     -        -     (.01)      -
                                               ------   ------- ------  ------   ------   ------
  TOTAL DISTRIBUTIONS.............               (.51)    (.76)   (.75)   (.21)    (.69)    (.69)
                                               ------   ------- ------  ------   ------   ------
  Net asset value, end of year....             $13.12   $12.60  $12.74  $13.12   $12.61   $12.75
                                               ------   ------- ------  ------   ------   ------

                                               ------   ------- ------  ------   ------   ------
TOTAL INVESTMENT RETURN(3)........             14.01%(4)  1.61%  7.41%  18.49%(4) 1.16%    6.88%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets        -         -       -      .50%(4)  .50%     .50%
  Ratio of net investment income to
  average net assets                            5.71%(4)  5.51%   6.04%   4.61%(4) 4.95%    5.54%
  Decrease reflected in above expense
  ratios due to undertakings by
  The Dreyfus Corporation                       1.87%(4)  1.26%   1.07%   1.68%(4) 1.27%    1.10%
  Portfolio Turnover Rate.........              5.94%(5)  3.65%  21.96%   5.94%(5) 3.65%   21.96%
  Net Assets, end of year (000's omitted)      $5,671    $12,506 $12,972  $1,745   $6,569  $8,256

  (1) From September 3, 1992 (commencement of operations) to
      April 30, 1993.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.

                                                                           COLORADO SERIES
                                                                      -------------------------------
                                                                      CLASS A SHARES       CLASS B SHARES
                                                                      ---------------      ---------------
                                                                         YEAR ENDED APRIL 30, 1995(1)
PER SHARE DATA:
  Net asset value, beginning of period.......................           $12.50                $12.50
                                                                        ------                ------
  INVESTMENT OPERATIONS:
  Investment income-net......................................              .76                   .69
  Net realized and unrealized (loss) on investments..........             (.07)                 (.07)
                                                                        -------               -------
  TOTAL FROM INVESTMENT OPERATIONS...........................              .69                   .62
                                                                        -------               -------
  DISTRIBUTIONS;
  Dividends from investment income-net.......................             (.76)                 (.69)
                                                                        -------               -------
  Net asset value, end of period.............................           $12.43                $12.43
                                                                        -------               -------
                                                                        -------               -------
TOTAL INVESTMENT RETURN(2)...................................             5.83%(3)              5.26%(3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets....................               --                   .50%(3)
  Ratio of net investment income to average net assets.......             6.20%(3)              5.58%(3)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation....................             1.99%(3)              1.97%(3)
  Portfolio Turnover Rate....................................            21.81%(4)             21.81%(4)
  Net Assets, end of period (000's omitted)..................           $1,003                $3,199
  (1) From May 6, 1994 (commencement of operations) to
      April 30, 1995.
  (2) Exclusive of sales load.
  (3) Annualized.
  (4) Not annualized.

                                                                                CONNECTICUT SERIES
                              ---------------------------------------------------------------------------------------------
                                                   CLASS A SHARES                                          CLASS B SHARES
                                                  YEAR ENDED APRIL 30,                                   YEAR ENDED APRIL 30,
                              ----------------------------------------------------------------------     ---------------------
                              1988(1)    1989    1990    1991     1992      1993      1994      1995     1993(2)  1994    1995
                              ------     ----    ----    ----     ----      ----      ----      ----     -------  ----    ----
PER SHARE DATA:
Net asset value,
beginning of year              $11.00     $10.72  $11.05  $10.88   $11.28    $11.45    $12.26    $11.81    $11.89   $12.26  $11.80
                               ------     ------  ------  ------   ------    ------    ------    ------    ------   ------  ------
 INVESTMENT OPERATIONS:
 Investment income--net.....     .76        .81     .80     .77      .72       .71       .68       .67       .18     .61     .61
 Net realized and unrealized
  gain (loss) on investments... (.28)       .38    (.15)    .40      .17       .81      (.42)     (.05)      .37    (.43)   (.04)
                                ------    ------  ------  ------   ------    ------    ------    ------    ------  ------  ------
TOTAL FROM INVESTMENT
  OPERATIONS...................  .48       1.19     .65    1.17      .89      1.52       .26       .62        .55      .18    .57
                                ------    ------  ------  ------   ------    ------    ------    ------     ------  ------  ------
 DISTRIBUTIONS:
 Dividends from investment
   income--net................. (.76)      (.81)   (.80)   (.77)    (.72)     (.71)     (.68)     (.67)     (.18)   (.61)   (.61)
 Dividends from net realized
   gain on investments             -       (.05)   (.02)    -       -         -         (.03)      -         -      (.03)    -
 Dividends in excess of net
   realized gain on investments    -        -       -       -       -         -          -         -         -       -      -
                                ------    ------  ------  ------   ------    ------    ------    ------    ------  ------  ------
 TOTAL DISTRIBUTIONS..........  (.76)      (.86)   (.82)   (.77)    (.72)     (.71)     (.71)     (.67)     (.18)   (.64)   (.61)

 Net asset value, end of year..$10.72     $11.05  $10.88  $11.28   $11.45    $12.26    $11.81    $11.76   $12.26    $11.80 $11.76
                               ------    ------  ------  ------   ------    ------    ------    ------    ------   ------  ------
TOTAL INVESTMENT RETURN(3)..... 5.00%(4)  11.54%   5.93%  11.10%    8.14%    13.62%     1.92%     5.47%   16.08%(4)  1.26%  4.99%
RATIOS/SUPPLEMENTAL DATA:
 Ratio of expenses to average
   net assets                     -         -       -       .21%     .52%      .69%      .80%      .89%    1.12%(4)  1.36%  1.41%
 Ratio of net investment income
   to average net assets        7.31%(4)   7.24%   7.05%   6.81%    6.30%     5.93%     5.44%     5.77%    4.57%(4)  4.78%  5.21%
 Decrease reflected in above
   expense ratios due to
   undertakings by
 The Dreyfus Corporation
  (limited to the expense
   limitation provision of
  the Management Agreement)     1.50%(4)   1.42%   1.10%    .75%     .41%      .21%      .09%      .01%     .12%(4)   .08%   .01%
  Portfolio Turnover Rate....  91.09%(5)  72.52%  12.62%   6.30%    8.53%    24.22%    10.83%    10.48%   24.22%    10.83% 10.48%
 Net Assets, end of year
  (000's omitted)............   $11,641  $31,056  $83,206 $183,788 $280,305  $360,020  $364,182  $335,964 $9,492  $32,246 $35,425

(1) From May 28, 1987 (commencement of operations) to April 30, 1988.
(2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(3) Exclusive of sales load.
(4) Annualized.
(5) Not annualized.

                                                                                        FLORIDA SERIES
                                       -----------------------------------------------------------------------------------------
                                                           CLASS A SHARES                                    CLASS B SHARES
                                                        YEAR ENDED APRIL 30,                              YEAR ENDED APRIL 30,

                                       -----------------------------------------------------------------    ---------------------
                                        1988(1)   1989    1990   1991     1992     1993     1994     1995   1993(2)   1994   1995
                                        ------    ----    ----   ----     ----     ----     ----     ----   -------   ----   ----
PER SHARE DATA:
  Net asset value, beginning of year....$12.00    $12.85  $13.48 $13.34  $13.93   $14.33  $15.02    $14.43  $14.59  $15.01 $14.42
                                        ------    ------  ------ ------  ------   ------  ------    ------  ------  ------ ------
  INVESTMENT OPERATIONS:
  Investment income-net.................   .92      1.02    1.02    .99     .95      .92     .85       .81     .24     .77    .73
  Net realized and unrealized gain (loss)
  on investments                           .85       .63   (.11)    .61     .41      .86    (.51)      .12     .42    (.51)   .13
                                        ------    ------   -----  -----  ------   ------  ------    ------  ------  ------ ------
  TOTAL FROM INVESTMENT OPERATIONS......  1.77      1.65     .91   1.60    1.36     1.78     .34       .93     .66     .26    .86
                                        ------    ------   -----  -----  ------   ------  ------    ------  ------  ------ ------
  DISTRIBUTIONS:
  Dividends from investment income-net..  (.92)    (1.02) (1.02)   (.99)   (.95)    (.92)   (.85)     (.81)   (.24)  (.77)   (.73)
  Dividends from net realized gain on
  investments                               -         -    (.03)   (.02)   (.01)    (.17)   (.04)     (.04)      -    (.04)  (.04)
  Dividends in excess of net realized
  gain on investments                       -         -       -      -       -       -      (.04)       -        -    (.04)     -
                                        ------    ------  ------  ------  -----   ------   ------    ------  ------ ------  ------
  TOTAL DISTRIBUTIONS...................  (.92)    (1.02) (1.05)  (1.01)   (.96)  (1.09)    (.93)     (.85)    (.24) (.85)   (.77)
                                        ------    ------  ------  ------  -----   ------   ------    ------   ----- ------  ------
  Net asset value, end of year..........$12.85    $13.48  $13.34 $13.93  $14.33   $15.02  $14.43    $14.51   $15.01  $14.42 $14.51
TOTAL INVESTMENT RETURN(3).............. 16.24%(4) 13.32%  6.83%  12.40%  10.09%   12.84%   2.14%     6.71%  15.60%(4)1.54%   6.21%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets   -         -       -     .21%    .52%     .69%    .80%      .90%    1.12%(4)1.34%  1.41%
  Ratio of net investment income to
  average net assets                      7.76%(4)  7.26%  7.24%   7.11%   6.65%    6.21%   5.61%     5.67%   4.87%(4) 4.91%  5.13%
  Decrease reflected in above expense
  ratios due to undertakings by
  The Dreyfus Corporation (limited to
  the expense limitation provision of
  the Management Agreement)               1.50%(4)  1.50%  1.08%    .74%    .41%     .21%    .10%      .01%     .12%(4) .09%   .01%
  Portfolio Turnover Rate............... 31.25%(5) 17.16% 27.69%    .28%  20.99%   33.18%  20.84%    50.62%   33.18%  20.84% 50.62%
  Net Assets, end of year (000's
    omitted)                             $1,493  $15,061 $67,416 $177,927$245,474 $299,775$289,791 $252,406  $5,916 $22,476 $25,282

  (1) From May 28, 1987 (commencement of operations) to April
      30, 1988.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.

                                                                   GEORGIA SERIES
                                               ----------------------------------------------------------------
                                                       CLASS A SHARES                      CLASS B SHARES
                                               -------------------------               ------------------------
                                                     YEAR ENDED APRIL 30,                 YEAR ENDED APRIL 30,
                                               --------------------------              ------------------------
PER SHARE DATA:                                 1993(1)    1994      1995              1993(2)    1994     1995
                                                ------     ----      ----              ------     ----     ----
  Net asset value, beginning of year            $12.50    $13.27    $12.69            $12.71    $13.27    $12.69
                                                ------    ------    ------            ------    ------    ------
  INVESTMENT OPERATIONS:
  Investment income-net...........                 .51       .73       .73               .20       .67       .66
  Net realized and unrealized gain
  (loss) on investments                            .77     (.58)       .11               .56      (.58)      .11
                                                ------    ------    ------             -----    ------    ------
  TOTAL FROM INVESTMENT OPERATIONS                1.28       .15       .84               .76       .09       .77
                                                ------    ------    ------             -----    ------    ------
  DISTRIBUTIONS;
  Dividends from investment income-net            (.51)    (.73)      (.73)             (.20)     (.67)     (.66)
                                                ------    ------    ------             -----    ------    ------
  Net asset value, end of year....              $13.27    $12.69    $12.80            $13.27    $12.69    $12.80
                                                ------    ------    ------             -----    ------    ------
TOTAL INVESTMENT RETURN(3)........              15.91%(4)   .97%      6.87%            20.66%(4)   .46%     6.33%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets          -        .07%       .25%              .50%(4)   .58%      .75%
  Ratio of net investment income to average
  net assets                                     5.55%(4)  5.41%      5.80%             4.60%(4)  4.85%     5.27%
Decrease reflected in above expense ratios
due to undertakings by The Dreyfus Corporation   1.46%(4)  1.02%       .78%             1.37%(4)  1.02%      .80%
  Portfolio Turnover Rate.........              37.79%(5)  6.76%     34.04%            37.79%(5)  6.76%    34.04%
  Net Assets, end of year (000's omitted)       $7,304   $10,058    $8,985             $6,319     $16,243  $19,429

  (1) From September 3, 1992 (commencement of operations) to April 30, 1993.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.

                                                                                   MARYLAND SERIES
                                       ----------------------------------------------------------------------------------------
                                                            CLASS A SHARES                                  CLASS B SHARES
                                                           YEAR ENDED APRIL 30,                            YEAR ENDED APRIL 30,
                                      ------------------------------------------------------------------  ---------------------
                                      1988(1)  1989    1990   1991     1992     1993     1994     1995    1993(2)  1994    1995
                                      ------   ----    ----   ----     ----     ----     ----     ----    ------   ----    ----
PER SHARE DATA:

  Net asset value, beginning of year..$12.50   $11.38  $11.72 $11.61   $12.13   $12.43   $13.02   $12.46  $12.64  $13.02  $12.46
                                      ------   ------  ------ ------   ------   ------   ------   ------  ------  ------  ------
  INVESTMENT OPERATIONS:
  Investment income-net...............   .80      .87     .86    .85      .79      .76      .73      .70     .20     .65     .63
  Net realized and unrealized gain
  (loss) on investments                (1.12)     .34    (.09)   .53      .35      .68     (.53)     .08     .38    (.53)    .08
                                       ------   ------  ------ ------   ------   ------   ------   ------  ------  ------  ------
  TOTAL FROM INVESTMENT OPERATIONS....  (.32)    1.21     .77   1.38     1.14     1.44      .20      .78     .58     .12     .71
                                       ------   ------  ------ ------   ------   ------   ------   ------  ------  ------  ------
  DISTRIBUTIONS:
  Dividends from investment income-net  (.80)    (.87)   (.86)  (.85)    (.79)    (.76)    (.73)    (.70)   (.20)   (.65)   (.63)
  Dividends from net realized gain on
   investments                            -        -     (.02)  (.01)    (.05)    (.09)    (.03)      -        -    (.03)     -
  Dividends in excess of net realized
   gain on investments                    -        -       -      -        -        -        -        -        -      -       -
                                       ------   ------  ------  ------  ------  -------   -------   ------  ------  -----  ------
  TOTAL DISTRIBUTIONS.................  (.80)    (.87)   (.88)  (.86)    (.84)    (.85)    (.76)    (.70)    (.20)  (.68)   (.63)
                                       ------   ------   -----  ------  ------   ------   -------   ------  ------  ------ ------
  Net asset value, end of year........ $11.38   $11.72  $11.61  $12.13  $12.43   $13.02   $12.46   $12.54   $13.02  $12.46 $12.54
                                       ------   ------  ------ ------   -------  ------   ------   ------   ------  ------ ------

TOTAL INVESTMENT RETURN(3).......... (2.50%)(4) 11.05%   6.69% 12.24%    9.68%   11.93%    1.33%    6.52%   15.74%(4)  .75%  5.94%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets...........................     -         -        -    .21%     .53%     .69%     .80%     .90%    1.09%(4)  1.37% 1.44%
Ratio of net investment income to
 average net assets.................  7.44%(4)  7.26%    7.12%  6.98%    6.40%    5.93%    5.51%    5.69%    4.55%(4)  4.82% 5.13%

Decrease reflected in above expense
 ratios due to undertakings by
 The Dreyfus Corporation (limited to
 the expense limitation provision of
 the Management Agreement)..........  1.50%(4)  1.50%    1.11%   .75%    .41%     .22%     10%       .01%     .12%(4)  .08%   .01%
 Portfolio Turnover Rate.............75.21%(5)  8.67%   30.03%  1.45%  16.21%   17.92%  10.27%     35.39%   17.92%   10.27% 35.39%
  Net Assets, end of year
  (000's omitted)..................  $4,353  $24,383  $85,794 $179,959 $254,240 $337,307 $335,518 $301,834 $5,931  $30,527 $35,090

  (1) From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.

                                                                                       MASSACHUSETTS SERIES
                                       -----------------------------------------------------------------------------------------
                                                            CLASS A SHARES                                    CLASS B SHARES
                                                           YEAR ENDED APRIL 30,                              YEAR ENDED APRIL 30,
                                       -----------------------------------------------------------------    ---------------------
                                        1988(1)  1989    1990   1991     1992     1993     1994     1995   1993(2)   1994   1995
                                        ------   ----    ----   ----     ----     ----     ----     ----   -------   ----   ----
PER SHARE DATA:
  Net asset value, beginning of year....$11.50   $10.54  $10.92 $10.69   $11.05   $11.41   $12.13   $11.64  $11.79  $12.13 $12.13
                                        ------   ------  ------ ------   ------   ------   ------   ------  ------  ------ ------
  INVESTMENT OPERATIONS:
  Investment income-net................    .76      .83     .82   .79       .75      .73      .71      .69     .19     .64    .63
  Net realized and unrealized gain
   (loss) on investments...............   (.96)     .38    (.23)  .37       .36      .73     (.44)    (.06)    .34    (.45)  (.06)
                                         ------   ------  ------ ------   ------   ------   ------   ------  ------  ------ ------
  TOTAL FROM INVESTMENT OPERATIONS......  (.20)    1.21     .59   1.16     1.11     1.46      .27      .63     .53     .19    .57
                                         ------   ------  ------ ------   ------   ------   ------   ------  ------  ------ ------
  DISTRIBUTIONS:
  Dividends from investment income-net..  (.76)    (.83)   (.82)  (.79)    (.75)    (.73)    (.71)    (.69)   (.19)   (.64)  (.63)
  Dividends from net realized gain on
  investments                              -        -      -      (.01)      -      (.01)    (.05)      -        -    (.05)     -
  Dividends in excess of net realized
  gain on investments                       -        -      -      -         -        -        -      (.05)      -      -    (.05)
                                         ------   ------  ------  ------  ------  -------   -------   ------  ------  ------ ------
  TOTAL DISTRIBUTIONS...................  (.76)    (.83)   (.82)  (.80)    (.75)    (.74)    (.76)    (.74)   (.19)  (.69)   (.68)
                                         ------   ------   -----  ------  ------   ------   -------   ------  ------  ------ ------
  Net asset value, end of year.......... $10.54   $10.92  $10.69  $11.05  $11.41   $12.13   $11.64    $11.53  $12.13  $11.63 $11.52
                                         ------   ------  ------ ------   -------  ------   ------   ------   ------  ------ ------

TOTAL INVESTMENT RETURN(3)............ (1.67%)(4) 11.91%   5.49%  11.23%   10.32%   13.14%   2.08%    5.72%  15.56%(4)  1.44% 5.15%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets.............................     -         -        -     .19%     .55%     .69%    .82%     .94%   1.15%(4)  1.36% 1.45%
Ratio of net investment income to
 average net assets...................  7.63%(4)  7.58%   7.40%    7.21%    6.65%    6.16%   5.80%    6.04%   4.92%(4)  5.18% 5.47%

Decrease reflected in above expense
 ratios due to undertakings by
 The Dreyfus Corporation (limited to
 the expense limitation provision of
 the Management Agreement)............  1.50%(4)  1.48%   1.11%     .78%     .41%     .24%    .11%     .01%     .13%(4)  .10%  .01%
 Portfolio Turnover Rate...............36.11%(5) 17.76%  28.44%   47.07%   24.75%   11.36%  12.04%   13.62%   11.36%   12.04% 13.62%
  Net Assets, end of year
  (000's omitted)....................  $5,174  $21,578  $43,375 $57,328 $66,873  $79,701  $76,865   $72,731   $1,066   $3,702 $4,220

  (1) From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.

                                                                                MICHIGAN SERIES
                                    --------------------------------------------------------------------------------------------
                                                           CLASS A SHARES                                      CLASS B SHARES
                                                        YEAR ENDED APRIL 30,                                YEAR ENDED APRIL 30,
                                    ------------------------------------------------------------------     ---------------------
PER SHARE DATA:                     1988(1)   1989    1990    1991     1992     1993     1994     1995     1993(2)  1994    1995
                                    ------    ----    ----    ----     ----     ----     ----     ----     -------  ----    ----
  Net asset value, beginning of
   year..........................  $13.00    $13.45  $14.10  $13.80   $14.34   $14.80   $15.65   $15.27   $15.20    $15.64 $15.27
                                   ------    ------  ------  ------   ------   ------   ------   ------   ------    ------ ------
  INVESTMENT OPERATIONS:
  Investment income-net..........    1.00      1.07    1.05    1.01      .95      .92      .89      .85      .24       .80    .77
  Net realized and unrealized gain
    (loss) on investments.........    .45       .65    (.27)    .54      .46      .98     (.30)     .11      .44      (.29)   .10
                                   ------    ------   ------ ------   ------   ------   ------   ------   ------    ------- -----
   TOTAL FROM INVESTMENT OPERATION   1.45      1.72     .78    1.55     1.41     1.90      .59      .96      .68       .51    .87
                                   ------    ------   ------ ------   ------   ------   ------   ------   ------    ------- -----
  DISTRIBUTIONS:
  Dividends from investment
   income-net...................    (1.00)    (1.07)  (1.05)  (1.01)    (.95)    (.92)    (.89)    (.85)    (.24)     (.80)  (.77)
  Dividends from net realized gain
   on investments...............       -         -     (.03)    -       -        (.13)    (.08)    (.24)     -        (.08)  (.24)
                                   ------    ------   ------ ------   ------   ------   ------   ------   ------    ------- -----
    TOTAL DISTRIBUTIONS.........    (1.00)    (1.07)  (1.08)  (1.01)   (.95)    (1.05)    (.97)   (1.09)    (.24)     (.88) (1.01)
                                   ------    ------  ------ ------   ------    ------   ------   ------   ------    ------- -----
  Net asset value, end of year...  $13.45    $14.10  $13.80  $14.34   $14.80   $15.65   $15.27   $15.14   $15.64    $15.27  $15.13
                                   ------    ------  ------  ------   ------   ------   ------   ------   ------    ------- -----
TOTAL INVESTMENT RETURN(3).......  12.32%(4) 13.25%    5.59%  11.61%   10.12%   13.25%    3.65%    6.65%   15.50%(4)  3.11%  6.01%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets........................     -         -        -      .20%     .53%     .69%     .81%     .92%    1.18%(4)  1.38%  1.44%
  Ratio of net investment income to
   average net assets............   7.97%(4)  7.49%    7.23%   7.07%    6.47%    6.01%    5.56%    5.66%    4.85%(4)  4.88%  5.10%
  Decrease reflected in above
   expense ratios due to
   undertakings by The Dreyfus
   Corporation (limited to the
   expense limitation provision
   of the Management Agreement).    1.50%(4)  1.50%    1.16%    .79%     .42%     .25%     .11%     .01%    .14%(4)    .09%   .01%
  Portfolio Turnover Rate.......   48.80%(5) 32.72%   20.23%  27.31%   21.42%   14.99%   19.96%   48.30%   14.99%    19.96% 48.30%
  Net Assets, end of year
    (000's omitted).............   $1,671    $8,548  $56,699 $111,696 $145,159 $184,138 $187,405 $176,604 $3,581  $13,861 $16,471

  (1) From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.

                                                                                 MINNESOTA SERIES
                                    ------------------------------------------------------------------------------------------
                                                           CLASS A SHARES                                   CLASS B SHARES
                                                         YEAR ENDED APRIL 30,                             YEAR ENDED APRIL 30,
                                     ------------------------------------------------------------------  ---------------------
PER SHARE DATA:                      1988(1)   1989    1990    1991    1992    1993    1994     1995     1993(2)  1994   1995
                                     ------    ----    ----    ----    ----    ----    ----     ----     -------  ----   ----
  Net asset value, beginning of year $13.50    $13.37  $13.92  $13.74  $14.28   $14.63   $15.31    $14.72  $14.86  $15.32 $14.74
                                     ------     ------   ------ ------  ------  ------   ------    ------  ------   ------- -----
  INVESTMENT OPERATIONS:
  Investment income-net.............    .97      1.07    1.04    1.02     .96      .92      .87       .83     .24     .78    .75
  Net realized and unrealized gain
   (loss) on investments............   (.13)      .55    (.13)    .56     .36      .77    (.53)       .18     .46    (.52)   .18
                                      ------     -----  ------ ------  ------   ------  ------     ------  ------    ------- -----
  TOTAL FROM INVESTMENT OPERATIONS..    .84      1.62     .91    1.58    1.32     1.69     .34       1.01     .70     .26    .93
                                      ------     ------   ------ ------  ------  ------  ------    ------  ------    ------- -----
  DISTRIBUTIONS:
  Dividends from investment income-net (.97)    (1.07)  (1.04)  (1.02)   (.96)    (.92)   (.87)      (.83)   (.24)   (.78)  (.75)
  Dividends from net realized gain on
    investments.....................    -         -      (.05)   (.02)   (.01)    (.09)   (.06)       -       -      (.06)    -
                                      ------    ------   ------ ------  ------   ------  ------    ------  ------    ------- -----
  Total Distributions...............   (.97)    (1.07)  (1.09)  (1.04)   (.97)   (1.01)   (.93)      (.83)   (.24)   (.84)  (.75)
                                      ------    ------   ------ ------  ------  ------  ------     ------  ------    ------- -----
  Net asset value, end of year...... $13.37    $13.92  $13.74  $14.28  $14.63   $15.31  $14.72     $14.90  $15.32   $14.74 $14.92
                                      ======    ====== ======  ======  ======   ======  ======     ======  ======   ======= =====

TOTAL INVESTMENT RETURN(3)..........  7.01%(4)  12.57%   6.67%  11.89%   9.45%   11.96%   2.08%      7.14% 16.32%(4)  1.55%  6.57%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets...........................   -          -       -       .20%    .53%     .69%    .80%       .90%  1.16%(4)   1.38%  1.44%
  Ratio of net investment income to
   average net assets...............  7.79%(4)   7.66%   7.25%   7.19%   6.53%    6.13%   5.61%      5.68%  4.83%(4)   4.91%  5.13%
  Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation (limited
   to the expense limitation
   provision of the Management
   Agreement)......................  1.50%(4)   1.50%   1.16%    .79%     .41%    .24%    .11%       .01%   .14%(4)    .09%   .01%
  Portfolio Turnover Rate.......... 70.26%(5)  31.64%  23.48%  14.04%   12.32%  23.42%  12.21%     51.95% 23.42%    12.21%  51.95%
  Net Assets, end of year
   (000's omitted)................. $4,331    $13,019 $46,428 $85,066 $122,782 $148,765 $155,657  $145,444 $4,633  $21,004 $23,217

  (1) From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.



                                                                         NORTH CAROLINA SERIES
                                                ------------------------------------------------------------------
                                                        CLASS A SHARES                          CLASS B SHARES
                                               --------------------------------         --------------------------
                                                     YEAR ENDED APRIL 30,                   YEAR ENDED APRIL 30,
                                               --------------------------------         --------------------------
PER SHARE DATA:                                1992(1)    1993      1994     1995        1993(2)     1994     1995
                                               ------     ----      ----     ----        -------     ----     ----
  Net asset value, beginning of year.....      $12.00     $12.39    $13.40   $12.73      $12.90      $13.39   $12.72
                                               ------     ------    ------   ------      ------      ------   ------
  INVESTMENT OPERATIONS:
  Investment income-net..................         .62        .78       .74      .70         .20         .66      .64
  Net realized and unrealized gain (loss)
    on investments.......................         .39       1.02      (.67)    (.01)        .49        (.67)    (.01)
                                               ------     ------    ------   ------      ------      ------   ------
    TOTAL FROM INVESTMENT OPERATIONS.....        1.01       1.80       .07      .69         .69        (.01)     .63
                                               ------     ------    ------   ------      ------      ------   ------
  DISTRIBUTIONS:
  Dividends from investment income-net...        (.62)      (.78)     (.74)    (.70)       (.20)       (.66)    (.64)
  Dividends from net realized gain
    on investments.......................          -        (.01)       -        -           -           -        -
                                               ------     ------    ------   ------      ------      ------   ------
    TOTAL DISTRIBUTIONS..................        (.62)      (.79)     (.74)    (.70)       (.20)       (.66)    (.64)
                                               ------     ------    ------   ------      ------      ------   ------
  Net asset value, end of year...........      $12.39     $13.40    $12.73   $12.72      $13.39      $12.72   $12.71
                                               ------     ------    ------   ------      ------      ------   ------
                                               ------     ------    ------   ------      ------      ------   ------
TOTAL INVESTMENT RETURN(3)...............      11.36%(4)  14.97%       .29%    5.70%     18.53%(4)   (.27%)    5.12%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets................................         -         .29%       .44%     .64%       .79%(4)   1.00%     1.19%
  Ratio of net investment income to
   average net assets....................       6.35%(4)   5.94%      5.38%    5.63%      4.47%(4)   4.78%     5.08%
  Decrease reflected in above expense
   ratios due to undertakings by The
   Dreyfus Corporation...................       1.14%(4)    .76%       .50%     .31%       .56%(4)    .48%      .30%
  Portfolio Turnover Rate................      15.01%(5)   5.76%     11.62%   12.02%      5.76%     11.62%    12.02%
  Net Assets, end of year
   (000's omitted).......................      $26,387     $56,284  $68,074  $50,205     $13,145   $38,968     $42,310


  (1) From August 1, 1991 (commencement of operations) to April 30, 1992.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.

                                                                                 OHIO SERIES
                                              ------------------------------------------------------------------------------------
                                                               CLASS A SHARES                                   CLASS B SHARES
                                                             YEAR ENDED APRIL 30,                             YEAR ENDED APRIL 30,
                                             -------------------------------------------------------------  ---------------------

PER SHARE DATA:                           1988(1)   1989    1990    1991    1992    1993    1994     1995   1993(2)   1994   1995
                                          ------    ----    ----    ----    ----    ----    ----     ----   -------   ----   ----
  Net asset value, beginning of year....  $14.50   $11.18   $11.66 $11.54   $12.00 $12.35   $13.09  $12.70  $12.69  $13.09  $12.71
                                          ------   ------   ------ ------   ------ ------   ------  ------  ------  ------  ------
  INVESTMENT OPERATIONS:
  Investment income-net.................     .80      .89      .88    .86      .80    .77      .74     .73     .20     .66     .66
  Net realized and unrealized gain
    (loss) on investments...............   (3.32)     .48     (.08)   .46      .36    .81     (.36)   (.05)    .40    (.35)   (.05)
                                          ------   ------   ------ ------   ------ ------   ------  ------  ------  ------  ------
  TOTAL FROM INVESTMENT OPERATIONS......   (2.52)    1.37      .80   1.32     1.16   1.58      .38     .68     .60     .31     .61
                                          ------   ------   ------ ------   ------ ------   ------  ------  ------  ------  ------
  DISTRIBUTIONS:
  Dividends from investment income-net..    (.80)    (.89)   (.88)  (.86)   (.80)   (.77)    (.74)  (.73)    (.20)   (.66)  (.66)
  Dividends from net realized gain on
   investments..........................      -       -     (.04)    -      (.01)   (.07)    (.03)   (03)      -     (.03)  (.03)
                                          ------   ------   ------ ------   ------ ------   ------  ------  ------  ------  ------
  TOTAL DISTRIBUTIONS...................   (.80)     (.89)   (.92)  (.86)   (.81)   (.84)    (.77)  (.76)    (.20)   (.69)  (.69)
                                          ------   ------   ------ ------   ------ ------   ------  ------  ------  ------  ------
  Net asset value, end of year..........  $11.18   $11.66   $11.54 $12.00   $12.35 $13.09   $12.70  $12.62  $13.09  $12.71  $12.63
                                          ======   ======   ====== ======   ====== ======   ======  ======  ======  ======  ======

TOTAL INVESTMENT RETURN(3)..............(18.49%)(4) 12.72%   6.95%  11.84%   9.97% 13.24%     2.78%  5.63%  16.36%(4) 2.24%  5.06%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets...............................     -        -        -      .21%    .52%   .70%      .81%   .92%   1.17%(4) 1.38%  1.44%
  Ratio of net investment income to
   average net assets................... 7.79%(4)   7.57%     7.30%  7.20%   6.53%  6.03%     5.57%  5.84%   4.62%(4) 4.89%  5.29%
  Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation (limited
   to the expense limitation provision
   of the Management Agreement)......... 1.50%(4)   1.50%     1.12%   .78%    .41%   .23%      .12%   .01%    .13%(4)  .10%   .01%
  Portfolio Turnover Rate...............11.10%(5)  14.49%    14.58%  3.00%  13.68%  6.08%     7.73% 39.53%   6.08%    7.73% 39.53%
  Net Assets, end of year (000's
   omitted).............................$8,043   $31,420 $92,864 $176,223 $243,074 $295,564 $293,706 $273,225 $8,482 $27,657 $32,797

  (1) From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.


                                                                OREGON SERIES
                                                    --------------------------------------
                                                       CLASS A SHARES     CLASS B SHARES
                                                     -----------------   -----------------
                                                         YEAR ENDED APRIL 30, 1995(1)
PER SHARE DATA:
  Net asset value, beginning of period............         $12.50            $12.50
                                                          -------           -------
  INVESTMENT OPERATIONS:
  Investment income-net...........................            .76               .69
  Net unrealized gain on investments..............            .45               .45
                                                          -------           -------
  TOTAL FROM INVESTMENT OPERATIONS................           1.21              1.14
                                                          -------           -------
  DISTRIBUTIONS;
  Dividends from investment income-net............           (.76)            (.69)
                                                          -------           -------
  Net asset value, end of period..................         $12.95            $12.95
                                                          -------           -------
                                                          -------           -------
TOTAL INVESTMENT RETURN(2)........................         10.12%(3)           9.57%(3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........           .01%               .51%(3)
  Ratio of net investment income to average
    net assets....................................          5.95%(3)           5.47%(3)
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation.........          1.59%(3)           1.62%(3)
  Portfolio Turnover Rate.........................            --                 --
  Net Assets, end of period (000's omitted).......         $2,852            $1,483


  (1) From May 6, 1994 (commencement of operations) to April 30, 1995.
  (2) Exclusive of sales load.
  (3) Annualized.

                                                                          PENNSYLVANIA SERIES
                                              ------------------------------------------------------------------------------------
                                                               CLASS A SHARES                                   CLASS B SHARES
                                                             YEAR ENDED APRIL 30,                             YEAR ENDED APRIL 30,
                                             -------------------------------------------------------------  ---------------------
PER SHARE DATA:                           1988(1)   1989    1990    1991    1992    1993    1994     1995   1993(2)   1994   1995
                                          ------    ----    ----    ----    ----    ----    ----     ----   -------   ----   ----
  Net asset value, beginning of year.... $15.00    $14.23  $14.78  $14.68   $15.21 $15.73  $16.61   $16.01  $16.10    $16.60  $16.01
                                          ------   ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
  INVESTMENT OPERATIONS:
  Investment income-net.................    .85      1.13    1.13    1.12     1.06   1.02     .95      .91     .26       .85     .83
  Net realized and unrealized gain
    (loss) on investments...............  (.77)       .55   (.08)     .55      .56    .99    (.57)     .11     .50      (.56)    .10
                                          ------   ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
  TOTAL FROM INVESTMENT OPERATIONS......    .08      1.68    1.05    1.67     1.62   2.01     .38     1.02     .76       .29     .93
                                          ------   ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
  DISTRIBUTIONS:
  Dividends from investment income-net..   (.85)    (1.13) (1.13)  (1.12)    (1.06) (1.02)  (.95)    (.91)   (.26)     (.85)   (.83)
  Dividends from net realized gain on
   investments..........................     -         -   (.02)    (.02)     (.04)  (.11)  (.03)      -       -       (.03)      -
  Dividends in excess of net realized
   gain on investments..................     -         -     -        -         -     -       -        -       -         -        -
                                          ------   ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
  TOTAL DISTRIBUTIONS...................   (.85)   (1.13)  (1.15)  (1.14)   (1.10) (1.13)   (.98)    (.91)  (.26)      (.88)  (.83)
                                          ------   ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
  Net asset value, end of year..........  $14.23   $14.78  $14.68  $15.21   $15.73 $16.61  $16.01   $16.12  $16.60    $16.01  $16.11
                                          ------   ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
                                          ------   ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
TOTAL INVESTMENT RETURN(3)..............  .87%(4)  12.21%   7.20%  11.74%   10.97% 13.19%   2.17%    6.65% 16.39%(4)   1.65%  6.02%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets...............................     -        -       -      .22%     .56%   .69%    .81%     .92%  1.14%(4)   1.38%  1.44%
  Ratio of net investment income to
   average net assets................... 7.08%(4)   7.46%   7.38%   7.32%    6.75%  6.24%   5.61%    5.77%  4.90%(4)   4.95%  5.22%
  Decrease reflected in above expense
   ratios due to undertakings by The
   Dreyfus Corporation (limited to the
   expense limitation provision of the
   Management Agreement)................ 1.50%(4)   1.50%   1.24%    .79%     .41%   .25%    .12%     .01%   .15%(4)    .10%   .01%
  Portfolio Turnover Rate...............67.48%(5)  25.10%  59.15%  25.74%   38.97%  8.64%   7.21%   55.19%  8.64%      7.21% 55.19%
  Net Assets, end of year (000's
   omitted).............................$2,870  $12,083 $51,418 $113,439 $158,437 $220,920 $235,619 $219,949 $14,631 $59,057 $70,062

  (1) From July 30, 1987 (commencement of operations) to April 30, 1988.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.



                                                                          TEXAS SERIES
                                              ------------------------------------------------------------------------------------
                                                               CLASS A SHARES                                   CLASS B SHARES
                                                             YEAR ENDED APRIL 30,                             YEAR ENDED APRIL 30,
                                             -------------------------------------------------------------  ---------------------
PER SHARE DATA:                           1988(1)   1989    1990    1991    1992    1993    1994     1995   1993(2)   1994   1995
                                          ------    ----    ----    ----    ----    ----    ----     ----   -------   ----   ----
  Net asset value, beginning of year.... $15.50    $17.89  $18.64  $18.58   $19.25 $19.89  $21.23   $20.41  $20.52    $21.23  $20.41
                                         ------    ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
  INVESTMENT OPERATIONS:
  Investment income-net.................   1.33      1.45    1.44    1.40     1.36   1.29    1.25     1.22     .33     1.13     1.10
  Net realized and unrealized gain
   (loss) on investments................   2.39       .75    (.05)    .67      .69   1.37    (.66)     .28     .71    (.66)      .28
                                         ------    ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
  TOTAL FROM INVESTMENT OPERATIONS......   3.72      2.20    1.39    2.07     2.05   2.66     .59     1.50    1.04     .47      1.38
                                         ------    ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
  DISTRIBUTIONS:
  Dividends from investment income-net.. (1.33)     (1.45) (1.44)  (1.40)   (1.36)  (1.29) (1.25)   (1.22)  (.33)     (1.13)  (1.10)
  Dividends from net realized gain on
   investments..........................    -         -    (.01)      -      (.05)   (.03)  (.13)       -      -       (.13)     -
  Dividends in excess of net realized
    gain on investments.................    -         -      -        -        -       -    (.03)       -      -       (.03)     -
                                         ------    ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
  TOTAL DISTRIBUTIONS................... (1.33)     (1.45) (1.45)  (1.40)   (1.41)  (1.32) (1.41)   (1.22)   (.33)    (1.29)  (1.10)
                                         ------    ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
  Net asset value, end of year.......... $17.89    $18.64  $18.58  $19.25   $19.89 $21.23  $20.41   $20.69  $21.23    $20.41  $20.69
                                         ------    ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
                                         ------    ------  ------  ------   ------ ------  ------   ------  ------    ------ -------
TOTAL INVESTMENT RETURN(3).............. 26.23%(4) 12.79%   7.55%  11.54%   10.97% 13.80%  2.62%    7.63%  17.60%(4)   2.05%  7.05%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets...............................    -         -       -       -       .15%   .36%   .39%     .37%    .82%(4)    .94%   .89%
  Ratio of net investment income to
   average net assets................... 7.94%(4)   7.90%   7.50%   7.29%    6.78%  6.18%  5.78%    6.01%   4.81%(4)   5.15%  5.46%
  Decrease reflected in above expense
  ratios due to undertakings by The
  Dreyfus Corporation (limited to the
  expense limitation provision of the
  Management Agreement)................. 1.50%(4)  1.50%    1.50%  1.27%      .88%   .62%  .55%      .55%   .49%(4)     .54%   .55%
  Portfolio Turnover Rate...............47.85%(5)  6.84%    2.62%  1.95%     7.49% 14.94% 9.68%    38.68% 14.94%       9.68% 38.68%
  Net Assets, end of year (000's
   omitted).............................$1,553   $2,902   $5,642 $15,139  $37,208 $72,037 $76,277 $68,103 $6,373    $15,878  $16,818


  (1) From May 28, 1987 (commencement of operations) to April 30, 1988.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.

                                                                                  VIRGINIA SERIES
                                                ------------------------------------------------------------------
                                                        CLASS A SHARES                          CLASS B SHARES
                                               --------------------------------         --------------------------
                                                     YEAR ENDED APRIL 30,                   YEAR ENDED APRIL 30,
                                               --------------------------------         --------------------------
PER SHARE DATA:                                1992(1)    1993      1994     1995        1993(2)     1994     1995
                                               ------     ----      ----     ----        -------     ----     ----
  Net asset value, beginning of year........   $15.00    $15.50    $16.80   $16.02        $16.25    $16.80   $16.02
                                               ------    ------    ------   ------        ------    ------   ------
  INVESTMENT OPERATIONS:
  Investment income-net.....................      .78      1.00       .97      .94           .26       .88      .85
  Net realized and unrealized gain (loss)
   on investments...........................      .50      1.31      (.75)     .04           .55      (.75)     .04
                                               ------    ------    ------   ------        ------    ------   ------
  TOTAL FROM INVESTMENT OPERATIONS..........     1.28      2.31       .22      .98           .81       .13      .89
                                               ------    ------    ------   ------        ------    ------   ------
  DISTRIBUTIONS:
  Dividends from investment income-net......     (.78)    (1.00)     (.97)    (.94)         (.26)     (.88)    (.85)
  Dividends from net realized gain on
   investments..............................       -       (.01)     (.01)    (.03)           -       (.01)      -
  Dividends in excess of net realized
   gain on investments......................       -         -       (.02)      -             -       (.02)    (.03)
                                               ------    ------    ------   ------        ------    ------   ------
  TOTAL DISTRIBUTIONS.......................    (.78)     (1.01)    (1.00)    (.97)        (.26)      (.91)    (.88)
                                               ------    ------    ------   ------        ------    ------   ------
  Net asset value, end of year..............   $15.50    $16.80    $16.02   $16.03        $16.80    $16.02   $16.03
                                               ------    ------    ------   ------        ------    ------   ------
                                               ------    ------    ------   ------        ------    ------   ------
TOTAL INVESTMENT RETURN(3)..................   11.54%(4)  15.32%     1.10%    6.39%       17.22%(4)    .54%    5.83%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets...       -        .27%      .46%     .39%      .83%(4)      1.01%     .90%
  Ratio of net investment income to
   average net assets.......................    6.42%(4)   6.02%     5.64%    5.93%     4.62%(4)      5.02%    5.40%
  Decrease reflected in above expense
   ratios due to undertakings by The
   Dreyfus Corporation......................    1.22%(4)    .76%      .55%     .55%      .54%(4)       .54%     .55%
  Portfolio Turnover Rate...................    5.96%(5)   9.32%    30.69%   21.60%     9.32%        30.69%   21.60%
  Net Assets, end of year (000's omitted)...   $23,096   $55,627   $65,279  $62,428    $8,402       $25,254  $28,813


  (1) From August 1, 1991 (commencement of operations) to April 30, 1992.
  (2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
  (3) Exclusive of sales load.
  (4) Annualized.
  (5) Not annualized.

    Further information about each Series' performance is contained in its annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

ALTERNATIVE PURCHASE METHODS

     The Fund offers you three methods of purchasing each Series' shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Series' share represents an identical pro rata interest in the Series' investment portfolio.

     As to each Series, Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares -- Class A Shares." These shares are subject to an annual service fee at the rate of .25 of
1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan -- Shareholder Services Plan."

     As to each Series, Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 3%
contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within the first five years of their purchase. See "How to Buy Fund Shares -- Class B Shares" and "How to Redeem Fund Shares -- Contingent Deferred Sales Charge -- Class
B Shares." These shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .50 of 1% of the value of the average daily net assets of Class B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

     As to each Series, Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Series. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Buy Fund Shares -- Class C Shares" and "How to Redeem Fund Shares -- Contingent Deferred Sales Charge -- Class C Shares". These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan". The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.

    The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with long-term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, and for investors who invest between $250,000 and $999,999 in Fund shares with long-term investment outlooks. Class
A shares will not be appropriate for investors who invest less than $50,000 in Fund shares.

DESCRIPTION OF THE FUND

   GENERAL

   The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940 and for other purposes, and a shareholder of one Series is not deemed to be a shareholder of any other Series. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by Series.
When used herein, the term "State" refers to the State after which a Series is named.

   INVESTMENT OBJECTIVE

    The Fund's goal is to maximize current income exempt from Federal income tax and, where applicable, from State income taxes for residents of the States of Arizona, Colorado, Connecticut, Florida, Georgia, Maryland, Massachusetts, Michigan,
Minnesota, North Carolina, Ohio, Oregon, Pennsylvania, Texas and Virginia, without undue risk. To accomplish this goal, each Series invests primarily in the debt securities of the State after which it is named, such State's political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and such State's personal income taxes (collectively, "State Municipal Obligations" or when the context so requires, "Arizona Municipal Obligations," "Colorado Municipal Obligations," "Connecticut Municipal Obligations," "Florida Municipal Obligations," etc.). To the extent acceptable State Municipal Obligations are at any time unavailable for investment, such Series will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Each Series' investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of such Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved.

MUNICIPAL OBLIGATIONS

     Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes.

General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilitie s or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal
Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

MANAGEMENT POLICIES

     It is a fundamental policy of the Fund that at least 80% of the value of each Series' net assets (except when maintaining a temporary defensive position) will be invested in Municipal Obligations and at least 65% of the value of each Series' net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments.

 At least 65% of the value of each Series' net assets will be invested in Municipal Obligations issued by issuers in such State, as defined above, and the remainder may be invested in securities that are not State Municipal Obligations and therefore may be subject to State income taxes. See "Risk Factors -- Investing in State Municipal Obligations" below, and "Dividends, Distributions and Taxes." At least 70% of the value of each Series' net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch"). Each Series may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Each Series may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. See "Appendix B" in the Statement of Additional Information. Municipal Obligations rated BBB by S&P or Fitch or Baa by Moody's are considered investment grade obligations; those rated BBB by S&P or Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. Each Series may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is such rating organizations' lowest rating and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Risk Factors -- Lower Rated Bonds" below for a further discussion of certain risks. Each Series also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which the Series may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities shall be deemed to have the rating so determined. Each Series also may invest in Taxable Investments of the quality described below. Under normal market conditions, the weighted average maturity of each Series' portfolio is expected to exceed ten years.

     In addition to usual investment practices, each Series may use speculative investment techniques such as short-selling and lending its portfolio securities. Each Series also may purchase, hold or deal in futures contracts and options on futures contracts, as permitted by applicable law. Futures and options on futures transactions involve so-called "derivative securities." See "Investment Techniques" below, and "Dividends, Distributions and Taxes."

     Each Series may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a fund that does not follow this practice.

     From time to time, a Series may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. Each Series may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Risk Factors -- Other Investment Considerations."

     Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between such Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. As mutually agreed, the Fund may increase or decrease the amounts under these obligations or the borrower may repay the amount borrowed without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased will meet the quality criteria established for the purchase of Municipal Obligations. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in each Series' portfolio.

     Each Series may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Obligation in the proportion that the Series' participation interest bears to the total principal amount of the Municipal Obligation. These instruments have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board of Trustees has determined meets the prescribed quality standards for banks set forth below, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Each Series may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. No Series will invest more than
15% of the value of its net assets in illiquid securities, which could include tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.

     Each Series may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Each Series also may acquire call options on specific Municipal Obligations. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Series of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by such Series.

 Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. If the interest rate on the first class exceeds the coupon rate of the underlying Municipal Obligations, its interest rate will exceed the rate paid on the second class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations.
The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Series should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts.
These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

     Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should such Series desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Series' net assets could be adversely affected.

     Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. Each Series may invest up to 5% of its assets in zero coupon bonds which are rated below investment grade. See "Risk Factors -- Lower
Rated Bonds" and "Other Investment Considerations" below, and "Investment Objective and Management Policies -- Risk Factors -- Lower Rated Bonds" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.

     From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series' net assets), or for temporary defensive purposes, each Series may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Series' net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Obligations are unavailable for investment by a Series, in excess of 35% of such Series' net assets may be invested in securities that are not exempt from Federal and, where applicable, from State income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. In certain states, dividends and distributions paid by a Series that are attributable to interest income earned by the Series from direct obligations of the United States may not be subject to state income tax. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.

INVESTMENT TECHNIQUES

     Each Series may employ, among others, the investment techniques described below to the extent permitted by applicable law. Use of certain of these techniques may give rise to taxable income.

WHEN-ISSUED SECURITIES -- New issues of Municipal Obligations usually are offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the Municipal Obligations are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such Municipal Obligations only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. No Series will accrue income in respect of a when-issued security prior to its stated delivery date. No additional when-issued commitments will be made for a Series if more than 20% of the value of such Series' net assets would be so committed.

     Municipal Obligations purchased on a when-issued basis and the securities held in a Series' portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose a Series to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank. Purchasing Municipal Obligations on a when-issued basis when a Series is fully or almost fully invested may result in greater potential fluctuation in the value of such Series' net assets and its net asset value per share.

FUTURES TRANSACTIONS -- IN GENERAL -- Neither the Fund nor any Series is a commodity pool. However, as a substitute for a comparable market position in the underlying securities or for hedging purposes, each Series may engage, to the extent permitted by applicable regulations, in futures and options on futures transactions, as described below.

     A Series' commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Series may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Series' assets after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. To the extent a Series engages in the use of futures and options on futures for other than bona fide hedging purposes, the Series may be subject to additional risk.

     Initially, when purchasing or selling futures contracts the Series will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Series upon termination of the futures position assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Series may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the Series' existing position in the contract.

     Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.
Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses. If it is not possible or the Series determines not to close a futures position in anticipation of adverse price movements, the Series will be required to make daily cash payments of variation margin.
In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     To the extent a Series is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in a Series' portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Series' portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Series may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Series' net investment results if the market does not move as anticipated when the hedge is established.

     Successful use of futures by a Series also is subject to The
Dreyfus Corporation's ability to correctly predict movements in the direction of the market or interest rates. For example, if the Series has hedged against the possibility of a decline in the market adversely affecting the value of the securities held in its portfolio and prices increase instead, the Series will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Series may have to sell such securities at a time when it may be disadvantageous to do so.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Call options sold by a Series with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by a Series with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.

     Each Series may utilize municipal bond index futures to protect against changes in the market value of the Municipal Obligations in the Series' portfolio or which the Series intends to acquire. Municipal bond index futures contracts are based on an index of long-term Municipal Obligations. The index assigns relative values to the Municipal Obligations included in the index and fluctuates with changes in the market value of such Municipal Obligations. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of a municipal bond index futures contract enables the Fund to protect a Series' assets from fluctuations in rates on tax exempt securities without actually buying or selling such securities.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST
RATE FUTURES CONTRACT -- Each Series may purchase and sell interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position or to hedge against adverse movements in interest rates.

     To the extent the Series has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, such Series will be subject to the investment risks of having purchased the securities underlying the contract.

     Each Series may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge such Series' portfolio securities against the risk of rising interest rates.

     Each Series may sell call options on interest rate futures contracts to partially hedge against declining prices of such Series' portfolio securities. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Series' portfolio holdings. Each Series may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option sold for such Series is exercised, such Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of a Series' portfolio securities and changes in the value of its futures positions, such Series' losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of its portfolio securities.

     Each Series also may sell options on interest rate futures contracts as part of closing purchase transactions to terminate such Series' options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on interest rate futures and price movements in the Series' portfolio securities which are the subject of the hedge. In addition, the Series' purchase of such options will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate.

SHORT-SELLING -- Each Series may make short sales of securities, which are transactions in which the Series sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. A Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. A Series will realize a gain if the security declines in price between those dates.

     No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series' net assets.
No Series may sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of such Series' net assets. No Series may sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class.

     In addition to the short sales discussed above, the Series may make short sales "against the box," a transaction in which a Series enters into a short sale of a security which such Series owns. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.

FUTURE DEVELOPMENTS -- Each Series may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, appropriate disclosure will be provided in the Fund's prospectus or statement of addtional information.

LENDING PORTFOLIO SECURITIES -- From time to time, each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. As to each Series, such loans may not exceed 33-1/3% of the value of the Series' total assets. In connection with such loans, the Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Series can increase its income through the investment of such collateral. However, such income generally would not be tax exempt. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Series.

BORROWING MONEY -- As a fundamental policy, each Series is permitted to borrow to the extent permitted under the Investment Company Act of 1940. However, each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of such Series' total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Series' total assets, such Series will not make any additional investments.

CERTAIN FUNDAMENTAL POLICIES

     Each Series may (i) borrow money to the extent permitted under the Investment Company Act of 1940, which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets; and (ii) invest up to 25% of its assets in the securities of issuers in any industry, provided that there is no such limitation on investments in Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Series without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of such Series' outstanding voting shares. See "Investment Objective and Management Policies -- Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

     Each Series may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; an d (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described above, and floating and variable rate demand obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market). See "Investment Objective and Management Policies -- Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS

INVESTING IN STATE MUNICIPAL OBLIGATIONS -- You should consider carefully the special risks inherent in the purchase of shares of each Series resulting from its purchase of the respective State's
Municipal Obligations. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Obligations in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Obligations in a Series' portfolio and the interest income to the Series could be adversely affected. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.

ARIZONA SERIES -- The Arizona legislature and Arizona local governmental entities are subject to certain limitations on their ability to raise and assess taxes and levies which could affect their ability to meet their respective financial obligations. Arizona's economy was adversely affected by problems in the real estate sector during the past decade, and current and proposed reductions in Federal military expenditures are expected to cause additional difficulties with Arizona's economy.

COLORADO SERIES -- During the mid-to-late 1980s, Colorado's economy was adversely affected primarily by three factors: a contraction in the energy sector, a decline caused by over-expansion in the high technology sector and a general decline in the construction industry. Since 1990, the economy has rebounded and has generally out-performed the national economy. However, economic growth is expected to slow during 1995 through 1997, due in part to decreased defense spending and the recent completion of several significant public works projects in the State.

     On November 3, 1992, voters in Colorado passed the Bruce Amendment, otherwise known as the "Taxpayers' Bill of Rights." The Amendment restricts growth of government spending to the rate of inflation plus the change in demand for government services (as measured by population, school enrollment, or construction); limits the issuance of debt to that which is voter approved; and requires voter approval of all tax increases. Though the Bruce Amendment is not expected to have an immediate effect on the credit quality of State and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In addition, younger or rapidly growing municipalities with large infrastructure requirements may have difficulty finding the revenues needed to finance their growth.

CONNECTICUT SERIES -- Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. Although the State recorded General
Fund surpluses in the fiscal years 1985 through 1987, and 1992 and 1993, Connecticut reported deficits from its General Fund operations for the fiscal years 1988 through 1991. Together with the deficit carried forward from the State's 1990 fiscal year, the total General Fund deficit for the 1991 fiscal year was $965.7 million. The total deficit was funded by the issuance of General Obligation Economic Recovery Notes. The Comptroller reported that the State ended the 1994 fiscal year with a General Fund operating surplus of $19.7 million. The Comptroller, however, estimated the cumulative projected deficit under GAAP for the fiscal year ended June 30, 1994 to have been approximately $465.8 million. As a result of the recurring budgetary problems, S&P downgraded the State's general obligation bonds from AA+ to AA in April 1990 and to AA- in September 1991. Fitch downgraded the State's general obligation bonds from AA+ to AA in March 1995. Moody's currently rates Connecticut's bonds Aa.

FLORIDA SERIES -- The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the Legislature, provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1993-94 total General Revenue and Working Capital Funds available are estimated to have been $14.453 billion, which resulted in estimated unencumbered reserves of $351.8 million at the end of fiscal 1993-94. The General Revenue and Working Capital Funds ended the 1992-93 fiscal year with unencumbered reserves of $544 million.

GEORGIA SERIES -- Georgia's Constitution limits appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and the amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well. Georgia's economy grew rapidly in the 1980's resulting in a general fund reserve. In 1989 and 1990, however, the State's economy began to slow and lower than projected growth in income and sales taxes and increasing expenditure levels resulted in a reduction in the general fund reserve. During fiscal years 1990, 1991 and 1992, state expenditures exceeded revenues, effectively eliminating the
State's general fund reserve. In fiscal 1993 and 1994, however, revenues slightly exceeded appropriations which increased the State's revenue shortfall reserve at the end of fiscal 1994 to approximately $267 million. Revenues and expenditures for fiscal
1995 are estimated to be equal, and revenues are estimated to slightly exceed expenditures for fiscal 1996.

MARYLAND SERIES -- The public indebtedness of the State of Maryland and its instrumentalities is divided into three basic types: general obligation bonds for capital improvements and for various State-sponsored projects to the payment of which the State ad valorem property tax is exclusively pledged; limited, special obligation bonds issued by the Maryland Department of Transportation for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use; and obligations issued by certain authorities payable solely from specific non-tax, enterprise fund revenues for which the State has no liability and has given no moral obligation assurance.

     Since at least the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws, but the Constitution does require the annual operating budget to be in balance with estimated revenues. When the fiscal year 1995 budget was enacted, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1995, would be approximately $9.7 million. As of March 8, 1995, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1993, will be $76.9 million. When the 1996 budget was submitted by the Governor to the General Assembly, it was estimated that the General Fund surplus on a budgetary basis at June 30, 1995 would be approximately $176.8 thousand, including $60 million appropriated to the Revenue Stabilization Account of the State Reserve Fund.

MASSACHUSETTS SERIES -- Massachusetts' economic and fiscal difficulties of recent years appear to have abated. While the Commonwealth's expenditures for state programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 through 1994 and expects to end fiscal 1995 with a positive fiscal balance in its general operating funds.

MICHIGAN SERIES -- Michigan's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, it is anticipated that the State's economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. The principal sectors of Michigan's diversifying economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. Michigan's unemployment rate averaged 9.9% in 1985 and averaged 5.9% in 1994.

     Michigan's Annual Financial Reports for the fiscal years ended September 30, 1987, 1988 and 1989 showed positive balances in the State's general cash position representing an improvement from the negative cash position of 1982. Michigan ended fiscal years 1989-90 and 1990-91 with negative balances of $310 million and $169 million, respectively. This cumulative deficit was eliminated as of the fiscal year ended September 30, 1992. Michigan ended fiscal years 1992-93 and 1993-94 with surpluses of approximately $308 million and $460 million, respectively.

MINNESOTA SERIES -- The structure of Minnesota's economy parallels the structure of the United States' economy as a whole when viewed at a highly aggregated level of detail. Diversity and a significant natural resource base are two important characteristics of the State's economy. However, the State of Minnesota experienced financial difficulties in the early 1980s because of a downturn in the State's economy resulting from the national recession. More recently, real growth has been equal to or greater than national growth.

     There can be no assurance that the financial problems referred to or similar future problems will not affect the market value or marketability of the Minnesota Municipal
Obligations or the ability of the issuer thereof to pay interest or principal thereon.

NORTH CAROLINA SERIES -- The economic profile of the State of North Carolina consists of a combination of agriculture, industry and tourism, with agriculture as the basic element in the economy. Tobacco production is the leading source of agricultural income in the State, accounting for 20% of gross agricultural income. The poultry and pork industries also are significant sources of gross agricultural income.

     The North Carolina Constitution requires a balanced budget. While North Carolina's Governor lacks the power to veto budget or other legislative actions, the Governor does have the power as ex officio Director of the Budget, after first making adequate provision for the prompt payment of the principal of and interest on bonds and notes of the State according to their terms, to reduce all appropriations for a particular fiscal period on a pro rata basis to prevent an overdraft or deficit for such fiscal period. The Governor also may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across the board appropriations reductions arises.

OHIO SERIES -- Nonmanufacturing industries now employ more than 78% of all payroll employees in Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. Although Ohio's economy has improved since the 1980-82 national recession, the State experienced an economic slow-down during its 1990-91 fiscal year, consistent with national economic conditions during that period. For Ohio's 1995 fiscal year, the Ohio Office of Budget and Management projects positive $681.5 million and $446.7 million ending fund and cash balances, respectively. Each of the foregoing factors could have an effect on the market for issuers generally or may have the effect of impairing the ability of issuers to pay interest on, or repay principal of, Ohio Municipal Obligations.

OREGON SERIES -- The Oregon economy generally has outperformed the national economy in recent years. There is no assurance, however, that this will continue to be the case. The State forecasts modest growth of the economy through 1995 with jobs increasing at 3.6% per year, and personal income growing at an annual rate of 4.6%. The State's population has been growing, and the growth is expected to continue. Forest products, housing, agriculture, trade and tourism are mainstays of the economy. Oregon's economy is expected to slow over the next year. The major factors slowing the economy are a softening of the State's housing markets, reductions in timber output and employment, and weaker national demand for Oregon's manufactured products.

PENNSYLVANIA SERIES -- Pennsylvania has been historically identified as a heavy industry state although that reputation has recently changed as the coal, steel and railroad industries declined. A more diversified economy has developed in Pennsylvania as a long-term shift in jobs, investment and workers away from the northeast part of the nation took place. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania is highly urbanized, with approximately 50% of the Commonwealth's total population contained in the metropolitan areas which include the cities of Philadelphia and Pittsburgh. The Commonwealth's adopted fiscal 1994-95 General Fund budget provided for no new taxes. As of April 30, 1995, the General Fund had a surplus of $442.9 million or 3.4% above the official estimate.

TEXAS SERIES -- Economically and financially the State of Texas suffered during the 1980s significant damage from the continued depressed price of oil and gas and the overbuilding in the real estate market. The decline in oil prices, particularly since 1986, and the recession that followed have had a severe effect on the Texas banking and savings and loan industries, resulting in a number of closings among banks and savings and loans through the early 1990s. In recent years, the State's overall financial situation has improved significantly, as Texas' economic growth has been outpacing that of the United States as a whole. In fiscal years 1991, 1992, 1993 and 1994, Texas' General Revenue Fund ended with cash surpluses of $1.005 billion, $615 million, $1.630 billion and $2.225 billion, respectively.

VIRGINIA SERIES -- Due to Virginia's proximity to Washington, D.C. and the concentration of military installations in Northern Virginia and the Tidewater, federal government spending is an important factor in Virginia's economy. The federal government has a greater impact on Virginia relative to its size than any other state except Alaska and Hawaii. While federal employment in
1992 accounted for 10.0% of Virginia's personal income (compared with a national average of 3.3% in that year), it ranked behind services (19.7%), wholesale and retail trade (10.6%) and manufacturing (10.5%).

     The Commonwealth experienced a decrease in its General Fund balances from fiscal 1989 to fiscal 1990 and again from fiscal 1991, reflecting the effects of a nationwide recession and increasing expenditures. General Fund balances have increased since fiscal 1991. In fiscal 1994, revenues increased 6.0% from the previous year, while total expenditures increased 4.5%. Revenues exceeded expenditures by $731.2 million, an increase of 20.0% over fiscal 1993.

LOWER RATED BONDS -- You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities (commonly known as junk bonds) in which each Series may invest up to 30% of the value of its net assets. These are bonds such as those rated Ba by Moody's or BB by S&P or
Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Bonds rated Ba by
Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated
BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated
DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issuer; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix B" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

     The market price and yield of bonds rated Ba or lower by Moody's and BB or lower by S&P and Fitch are more volatile than those of higher rated bonds. Factors adversely affecting the market price and yield of these securities will adversely affect the Series' net asset value. In addition, the retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Series' net asset value.

     Each Series may invest up to 5% of the value of its net assets in zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds) rated Ba or lower by Moody's and BB or lower by S&P and Fitch. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. See "Other Investment Considerations" below, and "Investment Objective and Management Policies - Risk Factors - Lower Rated Bonds" and "Dividends, Distributions and Taxes" in the Statement of Additional Information.

OTHER INVESTMENT CONSIDERATIONS -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Series, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The value of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Each Series' net asset value generally will not be stable and should fluctuate based upon changes in the value of such Series' portfolio securities. Securities in which a Series invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.

     Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to take into account annually a portion of the discount (or deemed discount) at which such securities were issued, prior to the receipt of cash payments. To maintain its qualification as a regulated investment company, a Series may be required to distribute such portion of the discount and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Certain municipal lease/purchase obligations in which the Series may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus

Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Series and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     The Fund's classification as a "non-diversified" investment company means that the proportion of each Series' assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940. A "diversified" investment company is required by the Investment Company Act of 1940 generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer.
However, each Series intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of each Series' total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of each Series' total assets, and (ii) not more than 25% of the value of each Series' total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

     Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. However, if such other investment companies are prepared to invest in, or desire to dispose of, Municipal Obligations or Taxable Investments at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

MANAGEMENT OF THE FUND

     The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of May 31, 1995, The Dreyfus Corporation managed or administered approximately $76 billion in assets for more than 1.8 million investor accounts nationwide.

     The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. The primary portfolio manager for each of the Arizona Series, the
Colorado Series, the Georgia Series and the Oregon Series is Stephen C. Kris, who has held that position with respect to the Arizona Series and the Georgia Series since September 1992 and with respect to the Colorado Series and the Oregon Series since January 1994, and has been employed by The Dreyfus Corporation since February 1988. The primary portfolio manager for each of the Connecticut Series, the Massachusetts Series, the
North Carolina Series and the Virginia Series is Samuel J. Weinstock, who has held that position with respect to the Connecticut Series and the Massachusetts Series since August 1987 and with respect to the North Carolina Series and Virginia Series since August 1991, and has been employed by The Dreyfus Corporation since March 1987. The primary portfolio manager for each of the Florida Series, the Maryland Series, the Pennsylvania
Series and the Texas Series is A. Paul Disdier, who has held that position since April 1988 and has been employed by The Dreyfus Corporation since February 1988. The primary portfolio manager for each of the Michigan Series, the Minnesota Series and the Ohio Series is Joseph P. Darcy, who has held that position and has been employed by The Dreyfus Corporation since May 1994.
For more than five years prior to joining The Dreyfus Corporation, Mr. Darcy was a Vice President and Portfolio Manager for Merrill Lynch Asset Management. The Fund's other portfolio managers are identified in the Fund's Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund as well as for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.

     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed approximately $200 billion in assets as of March 31, 1995, including approximately $72 billion in mutual fund assets. As of March 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $680 billion in assets including approximately $67 billion in mutual fund assets.

     Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .55 of 1% of the value of each Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of a Series which would have the effect of lowering the overall expense ratio of that Series and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

     For the fiscal year ended April 30, 1995, the Fund paid The

Dreyfus Corporation a management fee at the effective annual rate set forth below with respect to each Series pursuant to undertakings in effect:

                                        EFFECTIVE ANNUAL RATE
                                          AS A PERCENTAGE OF
   SERIES                              AVERAGE DAILY NET ASSETS
--------------------
------------------------------
   Arizona                                     0
   Colorado                                    0
   Connecticut                                 .54 of 1%
   Florida                                     .54 of 1%
   Georgia                                     0
   Maryland                                    .54 of 1%
   Massachusetts                               .54 of 1%
   Michigan                                    .54 of 1%
   Minnesota                                   .54 of 1%
   North Carolina                              .24 of 1%
   Ohio                                        .54 of 1%
   Oregon                                      0
   Pennsylvania                                .54 of 1%
   Texas                                       0
   Virginia                                    0

     The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

 The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

     The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

HOW TO BUY FUND SHARES

GENERAL -- Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients a direct fee which would be in addition to any amounts which might be received under the Shareholder Services Plan. Each Service Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Service Agent in this regard.

 When purchasing Fund shares, you must specify which Class of shares is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application.

     You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Premier State Municipal Bond Fund," and should specify the Series in which you are investing. Payments to open new accounts which are mailed should be sent to Premier State Municipal Bond Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Premier State Municipal Bond Fund, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or in any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York together with the applicable Series' DDA# as shown below, for purchase of Fund shares in your name:

For Class A shares:
DDA #8900117052/Premier State Municipal Bond Fund/Arizona Series
- Class A shares
DDA #8900088281/Premier State Municipal Bond Fund/Colorado
Series - Class A shares
DDA #8900119489/Premier State Municipal Bond Fund/Connecticut Series - Class A shares
DDA #8900119381/Premier State Municipal Bond Fund/Florida Series
- Class A shares
DDA #8900117087/Premier State Municipal Bond Fund/Georgia Series
- Class A shares
DDA #8900119403/Premier State Municipal Bond Fund/Maryland
Series - Class A shares
DDA #8900119470/Premier State Municipal Bond Fund/Massachusetts Series - Class A shares
DDA #8900119411/Premier State Municipal Bond Fund/Michigan
Series - Class A shares
DDA #8900119438/Premier State Municipal Bond Fund/Minnesota Series - Class A shares
DDA #8900208635/Premier State Municipal Bond Fund/North
Carolina Series - Class A shares
DDA #8900119446/Premier State Municipal Bond Fund/Ohio Series
- Class A shares
DDA #8900088265/Premier State Municipal Bond Fund/Oregon Series
- Class A shares
DDA #8900119454/Premier State Municipal Bond Fund/Pennsylvania Series - Class A shares
DDA #8900119462/Premier State Municipal Bond Fund/Texas Series -
Class A shares
DDA #8900208678/Premier State Municipal Bond Fund/Virginia
Series - Class A shares

For Class B shares:
DDA #8900115238/Premier State Municipal Bond Fund/Arizona Series
- Class B shares
DDA #8900115432/Premier State Municipal Bond Fund/Colorado
Series - Class B shares
DDA #8900115130/Premier State Municipal Bond Fund/Connecticut Series - Class B shares
DDA #8900115041/Premier State Municipal Bond Fund/Florida Series
- Class B shares
DDA #8900115246/Premier State Municipal Bond Fund/Georgia Series
- Class B shares
DDA #8900115068/Premier State Municipal Bond Fund/Maryland
Series - Class B shares
DDA #8900115122/Premier State Municipal Bond Fund/Massachusetts Series - Class B shares
DDA #8900115076/Premier State Municipal Bond Fund/Michigan
Series - Class B shares
DDA #8900115084/Premier State Municipal Bond Fund/Minnesota Series - Class B shares
DDA #8900115149/Premier State Municipal Bond Fund/North Carolina Series - Class B shares
DDA #8900115092/Premier State Municipal Bond Fund/Ohio Series
- Class B shares
DDA #8900115424/Premier State Municipal Bond Fund/Oregon Series
- Class B shares
DDA #8900115106/Premier State Municipal Bond Fund/Pennsylvania Series - Class B shares
DDA #8900115114/Premier State Municipal Bond Fund/Texas Series -
Class B shares
DDA #8900115157/Premier State Municipal Bond Fund/Virginia
Series - Class B shares

For Class C shares:
DDA #8900252049/Premier State Municipal Bond Fund/Arizona Series
- Class C shares
DDA #8900252057/Premier State Municipal Bond Fund/Colorado
Series - Class C shares
DDA #8900252065/Premier State Municipal Bond Fund/Connecticut Series - Class C shares
DDA #8900252073/Premier State Municipal Bond Fund/Florida Series
- Class C shares
DDA #8900252081/Premier State Municipal Bond Fund/Georgia Series
- Class C shares
DDA #8900252103/Premier State Municipal Bond Fund/Maryland
Series - Class C shares
DDA #8900252111/Premier State Municipal Bond Fund/Massachusetts Series - Class C shares
DDA #8900252138/Premier State Municipal Bond Fund/Michigan
Series - Class C shares
DDA #8900252146/Premier State Municipal Bond Fund/Minnesota Series - Class C shares
DDA #8900252154/Premier State Municipal Bond Fund/North Carolina Series - Class C shares
DDA #8900252162/Premier State Municipal Bond Fund/Ohio Series -
Class C shares
DDA #8900252170/Premier State Municipal Bond Fund/Oregon Series
- Class C shares
DDA #8900252189/Premier State Municipal Bond Fund/Pennsylvania Series - Class C shares
DDA #8900252200/Premier State Municipal Bond Fund/Texas Series -
Class C shares
DDA #8900252197/Premier State Municipal Bond Fund/Virginia
Series - Class C shares

     The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated
Clearing House member. You must direct the institution to transmit immediately available funds through the Automated
Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number
PRECEDED BY THE DIGITS "1111."

     Each Series' shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the net assets of each Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. Each Series' investments are valued each business day by an independent pricing service approved by the Board of Trustees and are valued at fair value as determined by the pricing service. The pricing service's procedures are reviewed under the general supervision of the Board of Trustees. For further information regarding the methods employed in valuing the Series' investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

     Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

     If an order is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

CLASS A SHARES -- The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:



                                                      SALES LOAD
                                              -----------------------------------
                                                 AS A % OF       AS A % OF            DEALERS' REALLOWANCE
                                              OFFERING PRICE  NET ASSET VALUE               AS A % OF
AMOUNT OF TRANSACTION                            PER SHARE        PER SHARE               OFFERING PRICE
---------------------------                  ----------------  -----------------     ------------------------
Less than $50,000......                             4.50            4.70                       4.25
$50,000 to less than $100,000                       4.00            4.20                       3.75
$100,000 to less than $250,000                      3.00            3.10                       2.75
$250,000 to less than $500,000                      2.50            2.60                       2.25
$500,000 to less than $1,000,000                    2.00            2.00                       1.75
$1,000,000 or more....                              -0-             -0-                        -0-

     A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years after purchase. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Fund Shares -- Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage-related or clearing arrangement with an NASD member firm or other financial institution with respect to sales of Fund shares) may purchase Class A shares for themselves, directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

     Class A shares also may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, country or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by The Dreyfus Corporation which are sold with a sales load, such as the Fund. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. For the period from May 1, 1994 through August 23, 1994, Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation and distributor of the Fund's shares until August 24, 1994, retained $ 80,071 from sales loads on Class A shares.

CLASS B SHARES -- The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets.
The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses. For the period May 1, 1994 through August 23, 1994, $188,875 was retained by Dreyfus Service
Corporation, as former distributor, from the CDSC on Class B shares.

CLASS C SHARES -- The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC, however, is imposed on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Fund Shares."

RIGHT OF ACCUMULATION -- CLASS A SHARES -- Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Family of Premier Funds, shares of certain other funds purchased through an exchange from any funds in the Family of Premier Funds and shares of certain other funds advised by The
Dreyfus Corporation which are sold with a sales load and shares acquired by a previous exchange of shares purchased with a sales load (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional
Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of a purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

     If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by telephoning
1-800-221-4060 or, if you are calling from overseas, call
1-401-455-3306.

SHAREHOLDER SERVICES

 The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.

FUND EXCHANGES

     Clients of certain Service Agents may purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class in one of the other Series, or of the same Class in certain other funds managed or administered by The Dreyfus Corporation to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by The Dreyfus Corporation. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable
Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an
Exchange Account. See "How to Redeem Fund Shares." Redemption proceeds for Exchange Account Shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any other conditions are imposed on its use.

     To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "NO" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone
Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if you are calling from overseas, call
1-401-455-3306. See "How to Redeem Fund Shares -- Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is being made: Telephone Exchange Privilege, Check Redemption Privilege, TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.

     Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging
Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

AUTO-EXCHANGE PRIVILEGE

     Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis) in exchange for shares of a Series, in shares of the same Class of one of the other Series, or funds in the Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales charge. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated.
The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Premier Family of Funds or Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.

AUTOMATIC ASSET BUILDERRegistration Mark

     AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

GOVERNMENT DIRECT DEPOSIT PRIVILEGE

     Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Service Agent or by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

DIVIDEND OPTIONS

     Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dividend ACHpermits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

     For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN

     The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable
CDSC.
Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

LETTER OF INTENT -- CLASS A SHARES

     By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of
Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

     The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

HOW TO REDEEM FUND SHARES

GENERAL -- You may request redemption of your shares at any time.
Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Fund imposes no charges (other than any applicable
CDSC) when shares are redeemed. Service Agents may charge a nominal fee for effecting redemption of Fund shares. Any certificates representing shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Series' then-current net asset value.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER
THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT
OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE
AUTOMATIC
ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

     The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

CONTINGENT DEFERRED SALES CHARGE

CLASS B SHARES -- A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus
(ii) increases in the net asset value of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.

     If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Series' performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

YEAR SINCE PURCHASE                    CDSC AS A % OF AMOUNT
PAYMENT WAS MADE                  INVESTED OR REDEMPTION
PROCEEDS

First.......................                    3.00
Second......................                    3.00
Third.......................                    2.00
Fourth......................                    2.00
Fifth.......................                    1.00
Sixth.......................                    0.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.

CLASS C SHARES -- A CDSC of 1.00% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge -- Class B Shares" above.

WAIVER OF CDSC -- The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder,
(b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds one million dollars, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, and (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service
Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege with respect to Class A shares, the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accordance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

     Your redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by The Dreyfus Corporation that are not available through the Exchange Privilege. The applicable CDSC will be charged upon the redemption of Class B or Class C shares. Your redemption proceeds will be invested in shares of the other fund on the next business day. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased. Prospectuses may be obtained by calling
1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase.

     You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TELETRANSFER redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Series shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Series' net asset value may fluctuate.

REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to Premier State Municipal Bond Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Written redemption requests must specify the Class of shares being redeemed. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program.

     Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

CHECK REDEMPTION PRIVILEGE -- CLASS A SHARES -- If you hold Class A shares, you may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of the Class A shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Class A shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to holders of Class A shares.

TELETRANSFER PRIVILEGE -- You may redeem shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

     If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of Fund shares by telephoning
1-800-221-4060 or, if you are calling from overseas, call
1-401-455-3306. Shares issued in certificate form are not eligible for this Privilege.

REDEMPTION THROUGH A SELECTED DEALER -- If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

REINVESTMENT PRIVILEGE -- CLASS A SHARES

     Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange
Privilege. The Reinvestment Privilege may be exercised only once.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     Class A, Class B and Class C shares are subject to a Shareholder Services Plan and Class B and Class C shares only are subject to a Distribution Plan.

DISTRIBUTION PLAN -- Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares of each Series at an annual rate of .50 of 1% of the value of the average daily net assets of Class B and .75 of 1% of the value of the average daily net assets of Class C.

SHAREHOLDER SERVICES PLAN -- Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan the Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. Each Service Agent is required to disclose to its clients any compensation payable to it by the Fund pursuant to the Shareholder Services Plan and any other compensation payable by their clients in connection with the investment of their assets in Class A, Class B or Class C shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS -- Each Series of the Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day immediately available funds ("Federal Funds" (monies of member banks within the Federal
Reserve System which are held on deposit at a Federal Reserve
Bank)) are received by the Transfer Agent in written or telegraphic form. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in
Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.

     Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. Each Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. Distributions by each Series from its net realized securities gains, if any, generally are declared and paid once a year, but the Series may make distributions on a more frequent basis to comply with distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act of 1940. No Series will make distributions from its net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional shares of the Series and the same Class from which they were paid at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

     Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to Class A, Class B or Class C will be borne exclusively by that Class. Class B and Class C will receive lower per share dividends than Class A shares because of the higher expenses borne by the relevant Class. See "Fee Table."

FEDERAL TAX TREATMENT -- Under the Code, each Series of the Fund is treated as a separate corporation for purposes of qualification and taxation as a regulated investment company. Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by a Series from net investment income will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether or not reinvested. Distributions from net realized long-term securities gains of a Series generally are subject to Federal income tax as long-term capital gains if you are a citizen or resident of the United States. Dividends and distributions attributable to gains derived from securities transactions and from the use of certain of the investment techniques described under "Description of the Fund -- Investment Techniques," will be subject to Federal income tax. No dividend paid by any Series will qualify for the dividends received deduction allowable to certain U.S. corporations. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of any Series which is deemed to relate to exempt-interest dividends is not deductible.

     The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares of a Series if you exchange your Class A shares for shares of another Series or fund advised by The Dreyfus Corporation within 91 days of purchase and such other Series or other fund reduces or eliminates its otherwise applicable sales load charge for the purpose of the exchange. In this case, the amount of your sales load charge for Class A shares, up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of your Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the other Series or fund shares received on the exchange.

     Although all or a substantial portion of the dividends paid by each Series may be excluded by shareholders of the Series from their gross income for Federal income tax purposes, each Series may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "adjusted current earnings" preference item for purposes of the corporate alternative minimum tax as well as a component in computing the corporate environmental tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If a Series purchases such securities, the portion of the Series' dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.

     Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in a Series. If a Series pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividends as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.

     Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

     A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Management of the Fund believes that each Series has qualified for the fiscal year ended April 30, 1995 as a "regulated investment company" under the Code. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Series of the Fund is subject to a non-deductible
4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains, if any.

STATE AND LOCAL TAX TREATMENT -- Each Series will invest primarily in Municipal Obligations of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Obligations. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.

     The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State's alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.

     The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.

ARIZONA SERIES -- Dividends paid by the Series are not subject to Arizona individual and corporate income taxes to the extent that such dividends are derived from income received by the Series as interest from Arizona Municipal Obligations, or from direct obligations of the United States, certain Federal agency obligations, or obligations issued by the governments of Puerto Rico, Virgin Islands or Guam. Dividends derived from other sources including distributions that qualify as capital gain dividends for Federal income tax purposes may be taxable by Arizona. In addition, any gain realized on the redemption, sale or exchange of Series shares is subject to Arizona income tax.

     Arizona does not impose an alternative minimum tax.

     Shares of the Arizona Series are not subject to property taxation by the State of Arizona or its political subdivisions.

COLORADO SERIES -- Dividends paid by the Series to a Colorado resident individual, trust or estate, or corporation doing business in Colorado, will be exempt from Colorado income tax to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code that are derived from interest received by the Series from (a) obligations of Colorado or its political subdivisions issued on or after May 1, 1980, or if issued before May 1, 1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations, (b) obligations of the United States or its possessions to the extent included in Federal taxable income, and (c) obligations of territories and possessions of the United States to the extent Federal law exempts interest on such obligations from taxation by the states.
To the extent that Series, dividends and distributions are attributable to sources not described in the preceding sentence, such as short or long-term capital gains from investments sold or disposed of by the Series, such dividends and distributions will not be exempt from Colorado income tax.

     The shares of the Colorado Series are not subject to property taxation by Colorado or its political subdivisions.

CONNECTICUT SERIES -- Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. Dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Obligations. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the
Series as interest from Connecticut Municipal Obligations or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even though treated as a preference item for purposes of the Federal alternative minimum tax.

     Dividends qualifying as exempt-interest dividends for Federal income tax purposes that are distributed by the Series to entities taxed as corporations under the Connecticut corporation business tax are not exempt from that tax.

     The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.

FLORIDA SERIES -- Dividends or distributions by the Fund to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

     Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.

     The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series' shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series' portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.

GEORGIA SERIES -- Dividends and distributions by the Georgia Series to a Georgia resident that are attributable to interest on Georgia Municipal Obligations or direct obligations of the United States and its territories and possessions are not subject to the
State of Georgia income tax. Dividends or other distributions by the Series which are attributable to other sources, including all distributions that qualify as capital gains dividends for Federal income tax purposes, are subject to the State of Georgia income tax at the applicable rate.

     There is no specific statutory or regulatory exception that would exempt shares of a regulated investment company, including regulated investment companies that only hold Municipal Obligations or other direct obligations of the United States and its territories and possessions, from the Georgia intangibles tax. The Georgia Department of Revenue has taken the position that the fair market value of a regulated investment company's shares are subject to Georgia's intangibles tax regardless of the tax exempt character of the obligations in which the Series invests or the tax exempt income generated by such investments.

MARYLAND SERIES -- Dividends and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Obligations or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Obligations or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as
(x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.

     Maryland presently includes in taxable net income items of tax preferences as defined in the Code. Interest paid on certain private activity bonds constitutes a tax preference. Accordingly, subject to a threshold amount, 50% of any distributions by the Series attributable to such private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

     In the event the Series fails to qualify as a regulated investment company, the Series would be subject to corporate
Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

     Individuals will not be subject to personal property tax on their shares of the Maryland Series.

MASSACHUSETTS SERIES -- Dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Obligations or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Obligations the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. The Series believes that distributions from net realized long-term securities gains that are taxable by Massachusetts are reportable as long-term capital gains, irrespective of how long the resident has held shares in the Series.

     The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.

MICHIGAN SERIES -- Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax and are excluded from the taxable income base of the Michigan intangibles tax to the extent that the dividends are attributable to income received by the Series as interest from the Series' investment in Michigan Municipal Obligations, obligations of U.S.
possessions, as well as direct U.S. Government obligations. Dividends or distributions by the Series to a Michigan resident that are attributable to most other sources are subject to both the Michigan personal income tax and are included in the taxable income base of the Michigan intangibles tax.

     For Michigan personal income and intangibles tax purposes, the proportionate share of dividends from the Series' net investment income from other than Michigan Municipal Obligations and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income and will be included in the taxable income base of the Michigan intangibles tax, except that dividends from net investment income or distributions from capital gains reinvested in Series' shares are exempt from such tax. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series' shares will be included in Michigan taxable income.

     Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.

MINNESOTA SERIES -- Dividends by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from Minnesota Municipal Obligations, but only if the dividends so attributable represent 95% or more of the exempt-interest dividends that are paid by the Series. However, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series' investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Obligation, may be subject to the Minnesota alternative minimum tax.

     The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.

NORTH CAROLINA SERIES -- Dividends paid by the North Carolina Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Obligations or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North
Carolina Municipal Obligations will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.

     The North Carolina intangibles tax previously imposed upon certain intangible personal property has been repealed, effective as of January 1, 1995. Accordingly, shares of the North Carolina
Series will not be subject to an intangibles tax in North
Carolina.

     To the extent that dividends or distributions from the North
Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.

OHIO SERIES -- Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Obligations and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includable in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a "dealer in intangibles" (generally, a person in the lending or brokerage business), a decedent's estate, an Ohio insurance company, or a corporation taxed on the net worth basis of the Ohio Corporation Franchise Tax.

OREGON SERIES -- Dividends paid by the Series to an Oregon resident individual, trust or estate are exempt from Oregon personal income tax to the extent that such dividends qualify as exempt-interest dividends for federal income tax purposes and such dividends are attributable to interest on tax-exempt obligations of the State of Oregon and its political as subdivisions and authorities or on obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. To the extent that the Series' dividends and distributions are attributable to sources not described in the preceding sentence, such as short- or long-term capital gains from investments sold or disposed of by the Series, such dividends and distributions will not be exempt from Oregon personal income tax. In addition, dividends and distributions paid by the Oregon Series are expected to be fully includable in income in determining the Oregon excise tax on corporations.

     The shares of the Oregon Series are not subject to property taxation by Oregon or its political subdivisions.

PENNSYLVANIA SERIES -- Dividends by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

     Dividends paid by the Series which are considered "exempt-interest dividends" for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Obligations and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. It is the current position of the
Department of Revenue of the Commonwealth of Pennsylvania that Series shares are not considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation's capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

     Shares of the Series are exempt from Pennsylvania county personal property taxes to the extent that the portfolio of the Series consists of Pennsylvania Municipal Obligations and U.S. Government obligations, including obligations issued by U.S.
possessions.

TEXAS SERIES -- All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. However, Texas enacted significant changes to its corporate franchise tax law for reporting years beginning January
1, 1992 and thereafter. These changes include the imposition of a tax measured by earned surplus, in addition to the previously existing tax on a corporation's capital. The earned surplus component of the Texas franchise tax is applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned surplus is computed by reference to Federal taxable income. Thus, any amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the
Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.

     Both the capital tax and earned surplus tax components of the Texas franchise tax are computed by reference to the portion of the corporation's capital or earned surplus, respectively, based on the corporation's gross receipts derived from Texas. To the extent dividend and interest payments are made by a corporation not incorporated in Texas, or another type of entity not legally domiciled in Texas, such dividends and payments are not considered to be Texas sourced receipts for franchise tax apportionment purposes.

     Effective with franchise tax reports originally due after January l, 1994 (which are based upon accounting years ending in 1993), other taxable distributions from the Series to corporations doing business in or incorporated in Texas (such as the proceeds resulting from net gain upon the sale of Series bonds) may be allocable to Texas as Texas sourced gross receipts for the earned surplus component of the franchise tax if: (l) the activities of the recipient corporation do not have a sufficient unitary connection with that corporation's other activities conducted within the state giving rise to the underlying sale of such assets; and (2) the recipient corporation has its commercial domicile in Texas.

     The shares of the Series are not subject to property taxation by Texas or its political subdivisions.

VIRGINIA SERIES -- Dividends paid by the Series to a Virginia resident or a corporation doing business in Virginia are exempt from Virginia income tax to the extent that the dividends are attributable to (a) Virginia Municipal Obligations, (b) obligations of the United States or any authority, commission or instrumentality of the United States in the exercise of the borrowing power of the United States and backed by the full faith and credit of the United States, or (c) obligations issued by particular Federal or Virginia agencies or political subdivisions whose enabling statute exempts from state taxation interest or dividends paid on securities of such entity; provided, that the exempt portion of dividends can be determined with reasonable certainty and substantiated if taxable income is commingled with exempt income. Other dividends and distributions, including distributions of capital gains attributable to the aforementioned obligations, are subject to Virginia income tax unless specifically exempted by statutory provisions creating the agency or political subdivisions.

PERFORMANCE INFORMATION

     For purposes of advertising, performance for each Class of shares may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.

     These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. Class A total return figures include the maximum initial sales charge and Class B and Class C total return figures include any applicable CDSC. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A. Performance for each Class will be calculated separately.

     Current yield refers to each Series' annualized net investment income per share over a 30-day period, expressed as a percentage of the maximum offering price per share in the case of Class A or the net asset value in the case of Class B or Class C at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of each Series' current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."

     Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.

     Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Series of the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of each Series' performance will include each Series' average annual total return for Class A, Class B and Class C for one, five and ten year periods, or for shorter periods depending upon the length of time during which each Series has operated. Computations of average total return for periods of less than one year represent an annualization of the Class's actual total return for the applicable period.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the maximum offering price per share in the case of Class A or the net asset value in the case of Class B or Class C at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return may also be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge which, if reflected, would reduce the performance quoted.

     Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper
Analytical Services, Inc., Moody's Bond Survey Bond Index,
Lehman
Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications.

GENERAL INFORMATION

     The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 19, 1986. On July 2, 1990, the Fund's name was changed from Premier State Tax Exempt Bond Fund to Premier State Municipal Bond Fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Fund's shares are classified into three classes -- Class A, Class B and Class C. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law or when class voting is permitted by the Board of Trustees. However, only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.

     On August 3, 1994, the shareholders of each Series of the Fund approved a proposal to change, among other things, certain of the Fund's fundamental policies and investment restrictions to
(i) increase the amount the Series may borrow; and (ii) increase the amount of assets the Series may pledge to secure such borrowing and make such policy non-fundamental.

     To date, the Trustees have authorized the creation of fifteen Series of shares. All consideration received by the Fund for shares of one of the Series and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series.

     Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted under the provisions of the Investment Company Act of 1940 or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless it is clear that the interests of each Series in the matter are identical or that the matter does not affect any interest of such Series. However, the Rule exempts the selection of independent accountants and the election of trustees from the separate voting requirements of the
Rule.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.

     The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.

     Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR
TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX

     The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended
April 30, 1995, computed on a monthly basis, for each Series indicated was as follows:



  FITCH                  MOODY'S            STANDARD &         OHIO       PENNSYLVANIA
INVESTORS               INVESTORS             POOR'S           SERIES         SERIES
SERVICE, INC.    OR    SERVICE, INC.  OR   CORPORATION
-------------          -------------      --------------    --------------    --------
   AAA                     Aaa                 AAA            27.7%            29.6%
    AA                      Aa                  AA             7.4             14.7
     A                       A                   A            27.1             16.5
   BBB                     Baa                 BBB            24.7             22.2
    BB                      Ba                  BB             5.4              1.7
   F-1                    MIG1/P-1           SP-1/A-1          1.1              2.2
Not Rated                Not Rated          Not Rated          6.7(1)          13.1(2)
                                                              --------        --------
                                                              100.0%          100.0%
                                                              ========        ========

(1) Included under the Not Rated category are securities comprising 6.7% of the Ohio Series' market value which, while not rated, have been determined by The Dreyfus Corporation to be of comparable quality to securities in the following rating categories: Aaa/A AA (3.8%), Baa/BBB (2.7%), B (.2%).

(2) Included under the Not Rated category are securities comprising 13.1% of the Pennsylvania Series' market value which, while not rated, have been determined by The Dreyfus Corporation to be of comparable quality to securities in the following rating categories: Aaa/AAA (3.7%), A/A (1.7%), Baa/BBB (3.9%), Ba/BB
(3.0%) and B (.8%).

     The actual distribution of the Series' investments in Municipal Obligations by ratings on any given date will vary. In addition, the distribution of the Series' investments by ratings as set forth above should not be considered as representative of the Series' future portfolio composition.

                  PREMIER MUNICIPAL BOND FUND

                            PART B

              STATEMENT OF ADDITIONAL INFORMATION

                    _____________ __, 1995

                 Acquisition of the Assets of

                    PREMIER STATE MUNICIPAL BOND FUND
                         ARIZONA SERIES
                        COLORADO SERIES
                         OREGON SERIES

                  144 Glenn Curtiss Boulevard
                Uniondale, New York  11556-0144
                        1-800-554-4611

  By and in Exchange for Class A Shares and Class B Shares of

                  PREMIER MUNICIPAL BOND FUND
                  144 Glenn Curtiss Boulevard
                  Uniondale, New York 11556-0144
                           1-800-554-4611


         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated ___________ __, 1995, relating specifically to the proposed transfer of all or substantially all of the assets and liabilities of the Arizona Series, the Colorado Series and the Oregon Series of Premier State Municipal Bond Fund in exchange for Class A shares and Class B shares of Premier Municipal Bond Fund. Each such transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:
         1. The Statement of Additional Information of Premier Municipal Bond Fund dated July 12, 1995.
         2. The Statement of Additional Information of Premier State Municipal Bond Fund dated August 14,
    1995.
         3. Annual Report of Premier Municipal Bond Fund for the fiscal year ended April 30, 1995.
         4. Annual Report of each of the Arizona Series, the Colorado Series and the Oregon Series of Premier State Municipal Bond Fund for the fiscal year ended April 30, 1995.
         The Combined Proxy Statement/Prospectus dated ___________ __, 1995 may be obtained by writing to Premier Municipal Bond Fund, c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

                   PREMIER MUNICIPAL BOND FUND
               CLASS A, CLASS B AND CLASS C SHARES
              (STATEMENT OF ADDITIONAL INFORMATION)


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Premier Municipal Bond Fund
(the "Fund"), dated July 12, 1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

     The Dreyfus Corporation (the "Manager") serves as the
Fund's
investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor"), is the distributor of the
Fund's shares.


                        TABLE OF CONTENTS
                                                            Page

Investment Objective and Management Policies. . . . . . .   B-2
Management of the Fund. . . . . . . . . . . . . . . . . .   B-10
Management Agreement. . . . . . . . . . . . . . . . . . .   B-14
Purchase of Fund Shares . . . . . . . . . . . . . . . . .   B-16
Distribution Plan and Shareholder Services Plan . . . . .   B-17
Redemption of Fund Shares . . . . . . . . . . . . . . . .   B-19
Shareholder Services. . . . . . . . . . . . . . . . . . .   B-20
Determination of Net Asset Value. . . . . . . . . . . . .   B-23
Dividends, Distributions and Taxes. . . . . . . . . . . .   B-24
Portfolio Transactions. . . . . . . . . . . . . . . . . .   B-25
Performance Information . . . . . . . . . . . . . . . . .   B-26
Information About the Fund. . . . . . . . . . . . . . . .   B-28
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors. . . . . . . . . . . .   B-28
Appendix. . . . . . . . . . . . . . . . . . . . . . . . .   B-29
Financial Statements. . . . . . . . . . . . . . . . . . .   B-38
Report of Independent Auditors. . . . . . . . . . . . . .   B-52


          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Description of the Fund."

     The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended
April 30, 1995, computed on a monthly basis, was as follows:

Fitch                Moody's             Standard
Investors            Investors           & Poor's
Service, Inc.        Service, Inc.       Corporation    Percentage
("Fitch")       or   ("Moody's")   or    ("S&P")         of Value
-------------        -------------      -----------    ----------
AAA                    Aaa                 AAA            17.0%
AA                     Aa                  AA              7.5
  A                    A                   A              16.2
BBB                    Baa                 BBB            32.2
BB                     Ba                  BB              4.1
F-1                    VMIG 1, MIG 1, P-1  SP-1, A-1       5.2
F-2                    VMIG 2              SP-2             .1
Not Rated              Not Rated           Not Rated      17.7
                                                         100.0%

     Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal;
the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations both within a particular classification and between classifications.

     Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals.
The issuer of such obligations
ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     For the purpose of diversification under the Investment Company Act of 1940, as amended (the "Act"), the identification of the issuer of Municipal
Obligations depends on the
terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the
Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, including fees paid under the Fund's Shareholder Services Plan, with respect to
Class A, Class B and Class C shares, and the Distribution Plan, with respect to Class B and Class C shares only, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively,
"lease obligations") have special risks not ordinarily associated with Municipal Obligations.
Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.
Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No.
12" below.

     The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

     Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such
Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal
Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
Although these ratings may
be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities.

     Futures Contracts and Options on Futures Contracts. Upon exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.
The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

     Lending Portfolio Securities. To a limited extent, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral.
For purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the
Fund to be the equivalent of cash. Such loans may not exceed 33-1/3% of the value of the Fund's total assets. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:

(1) the Fund must receive
at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan. These conditions may be subject to future modification.

     Taxable Investments. Securities issued or guaranteed by the
U.S. Government or its
agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S.
Government agencies and instrumentalities, for example, Government
National Mortgage
Association pass-through certificates, are supported by the full faith and credit of the U.S.
Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National
Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student
Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

     Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the
Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.
In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve
Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Manager will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The
Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     Short-Selling.  The Fund may engage in short-selling.
Until
the Fund replaces a
borrowed security in connection with a short sale, the Fund will
(a) maintain daily a
segregated account, containing cash or U.S. Government securities, at such a level that
(i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the securities sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

     Illiquid Securities. If a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain restricted securities held by the Fund, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule
144A will develop, the Fund's Board of Trustees has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its portfolio during such period.

     Risk Factors--Lower Rated Bonds. The Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P and Fitch. Such bonds, though higher yielding, are characterized by risk. See "Description of the Fund--Risk Factors--Lower
Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix" for a general description of Moody's, S&P and Fitch ratings of Municipal
Obligations.  Although
ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. As stated above, once the rating of a bond in the Fund's portfolio has been changed, the Manager will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the bond.

     Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by Moody's, S&P and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the
Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

     These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these bonds during an initial offering.
Such securities may
involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     Lower rated zero coupon securities and pay-in-kind bonds, in which the Fund may invest up to 5% of its net assets, involve special considerations.
The credit risk factors
pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds. Such zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See
"Dividends, Distributions and Taxes."

     Investment Restrictions. The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Fund may not:

     1. Purchase securities other than Municipal Obligations and
Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

     2. Borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33-1/3% of the value of the
Fund's total assets).
Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

     3. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of
1933, as amended, by virtue of disposing of portfolio securities.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein or prevent the
Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

     6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus;
however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Trustees.

     7. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than
5% of its assets
in the obligations of any
other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange
Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal
Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the
U.S. Government, its agencies or instrumentalities.

     9. Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the Fund's assets.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's
Prospectus and floating and variable rate demand obligations as to which no secondary market exists and the Fund cannot exercise the demand feature described in the Fund's
Prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of its net assets would be so invested.

     For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND

     Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is deemed to be an "interested person" of the Fund (as defined in the Act) is indicated by an asterisk.

Trustees of the Fund

CLIFFORD L. ALEXANDER, JR., Trustee. President of Alexander & Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of
America Life Insurance Company and Equitable Resources, Inc., a producer and distributor of natural gas and crude petroleum.
Mr. Alexander is also a Board member of 17 other funds in the Dreyfus Family of Funds. He is 61 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, Trustee. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the
New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New
York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Professor Davis is also a Board member of 15 other funds in the Dreyfus Family of Funds. She is 52 years old and her address is c/o New York University School of
Law, 249 Sullivan Street, New York, New York 10011.

*JOSEPH S. DiMARTINO, Chairman of the Board.  Since January
1995,
Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the
Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and, until August 24, 1994, the Fund's distributor. From
August 1994 to December 31, 1994, he was a director of Mellon
Bank
Corporation.  He is Chairman of the Board of Noel Group,
Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association,
HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc. Mr. DiMartino is also a Board member of
93 other funds in the Dreyfus Family of Funds. He is 51 years old and his address is 200 Park Avenue, New York, New York 10166.

ERNEST KAFKA, Trustee. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School.  For more than the past five years,
Dr.
Kafka has held numerous administrative positions, including President of The New York Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis.
     Dr. Kafka is also a Board member of 15 other funds in the Dreyfus Family of Funds. He is 62 years old and his address is 23
East 92nd Street, New York, New York 10128.

SAUL B. KLAMAN, Trustee. Chairman and Chief Executive Officer of
SBK Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National
Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989 and Chairman Emeritus of BEI Golembe, Inc. until November, 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions and has held numerous consulting and advisory positions in the fields of economics and housing finance.
Dr. Klaman is also a Board member of 15 other funds in the Dreyfus Family of Funds. He is 75 years old and his address is 431-B Dedham Street, The Gables, Newton Center,
Massachusetts 02159.

NATHAN LEVENTHAL, Trustee. President of Lincoln Center for the Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and
Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing
Maintenance for New York City from 1972 to 1973. Mr. Leventhal serves as Chairman of Citizens Union, an organization which strives to reform and modernize city and state governments.
Mr. Leventhal is also a Board member of 15 other funds in the Dreyfus Family of Funds. He is 52 years old and his address is 70
Lincoln Center Plaza, New York, New York 10023-6583.

     For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Trustees of the Fund who are not
"interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

     Each Trustee, except for Mr. DiMartino, was elected at a meeting of shareholders held on August 3, 1994. There ordinarily will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a
Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     The Fund typically pays its Trustees an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25%
of such compensation.   The aggregate amount of compensation
paid
to each Trustee by the
Fund for the fiscal year ended April 30, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member for the year ended December 31, 1994, were as follows:



                                                                                       (5)
                                            (3)                                       Total
                              (2)       Pension or              (4)               Compensation from
     (1)                   Aggregate   Retirement Benefits  Estimated Annual      Fund and Fund
Name of Board            Compensation   Accrued as Part of    Benefits Upon       Complex Paid to
  Member                    from Fund*   Fund's Expenses     Retirement             Board Member
-------------            -------------  ------------------   ---------------      -----------------
Clifford L. Alexander, Jr.  $3,750        none                  none                $73,210

Peggy C. Davis              $3,750         none                 none                $61,751

Joseph S. DiMartino         $4,375**       none                 none                $445,000***

Ernest Kafka                $3,750         none                 none                $61,001

Saul B. Klaman              $3,750         none                 none                $61,751

Nathan Leventhal            $3,750         none                 none                $61,751


 * Amount does not include reimbursed expenses for attending Board meetings,
   which amounted to $175 for all Trustees as a   group.
** Estimated amount for the current fiscal year ending April 30, 1996.
***Estimated amount for the year ending December 31, 1995.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer. President and Chief Operating Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From
December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors. She is 37 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice
President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager.

From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992,
he was employed as an Associate at Ropes & Gray, and prior to August 1990, he was employed as an Associate at Sidley & Austin.

He is 30 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.
Senior
Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager.
From 1988 to August 1994, he was Manager of the High Performance
Fabric Division of Springs Industries Inc. He is 33 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.
Associate General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager.

From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.

JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice
President,
Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas.
He is 32 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting
Department of the Manager.  He is 59 years old.

PAUL FURCINITO, Assistant Secretary. Assistant Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. From January 1992 to July
1994, he was a Senior Legal Product Manager, and, from January 1990 to January 1992, a mutual fund accountant, for The Boston Company Advisors, Inc. He is 28 years old.

RUTH D. LEIBERT, Assistant Secretary. Assistant Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, a registered investment company. From March 1990 until September 1991, she was Development Director of The Rockland Center for the Arts. She is 50 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Trustees and officers of the Fund, as a group, owned less than 1% of the Fund's shares of beneficial interest outstanding on
June 19, 1995.

     The following entity held of record or beneficially 5% or more of the Fund's Class B shares outstanding as of June 19, 1995:

Merrill Lynch/FDS, 4800 Deer Lake Drive East, Jacksonville,
Florida 32246-6484.


                      MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement
(the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of Trustees who are not "interested persons" (as defined in the Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 3, 1994 and was last approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, at a meeting held on July
20, 1994. The Agreement is terminable without penalty, on 60 days' notice, by the Board of Trustees or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the Act).

     The following persons are officers and/or directors of the
Manager:  Howard Stein,
Chairman of the Board and Chief Executive Officer; W. Keith
Smith,
Vice Chairman of the
Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen E.
Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice
Chairman-Distribution and a director; Philip L. Toia, Vice
Chairman-Operations and
Administration; Paul H. Snyder, Vice President-Finance and Chief Financial Officer; Daniel
C. Maclean, Vice President and General Counsel; Barbara E.
Casey,
Vice President-Dreyfus
Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M.
Genadry, Vice President-Institutional Sales; Henry D. Gottmann, Vice President-Retail Sales and Service; William F. Glavin, Jr., Vice President-Product Management; Andrew S.
Wasser, Vice President-Information Services; Mark N. Jacobs,
Vice
President-Legal and
Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund
Accounting; Katherine C.
Wickham, Vice President-Human Resources; Maurice Bendrihem,
Controller; Elvira
Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V.
Cahouet, Alvin E.
Friedman, Lawrence M. Greene, Julian M. Smerling and David B.
Truman, directors.

     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's
Board of Trustees.  The
Manager is responsible for investment decisions, and provides the
Fund with portfolio
managers who are authorized by the Board of Trustees to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A.
Paul Disdier, Karen M.
Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, L.
Lawrence Troutman,
Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager.
All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of
Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the
Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, and any extraordinary expenses. Class A, Class B and Class C shares are subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. In addition, each of
Class B and Class C shares
are subject to an annual distribution fee for distributing the relevant Class of shares pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Act. See
"Distribution Plan and Shareholder Services Plan."

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The
Manager also may make such
advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     As compensation for the Manager's services to the Fund, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .55 of
1% of the value of the
Fund's average daily net assets. The management fees payable for the fiscal years ended
April 30, 1993, 1994 and 1995 amounted to $2,525,162, $3,526,429 and $3,361,698,
respectively, which fees were reduced by $904,536, $399,146 and $
0, respectively, pursuant
to undertakings in effect, resulting in net fees paid to the Manager of $1,620,626 in fiscal
1993, $3,127,283 in fiscal 1994 and $3,361,698 in fiscal 1995.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the
Fund, the Fund may deduct from the payment to be made to the Manager under the
Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                     PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund
Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement dated August 24, 1994. The Distributor also acts as distributor for the other funds in the Premier Family of Funds, for the funds in the Dreyfus
Family of Funds and for
certain other investment companies.

     Using Federal Funds. The Shareholder Services Group, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve
System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer's order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal
Funds, is received by the
Transfer Agent.

     Sales Loads -- Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the
"Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to
Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Offering Prices. Based upon the Fund's net asset value at the close of business on
April 30, 1995, the maximum offering price of the Fund's Class A and Class B shares would have been as follows. Class C shares were not offered as of April
30, 1995.

Class A Shares:

     NET ASSET VALUE per share. . . . . . . . . $13.86
     Sales load for individual sales
     of shares aggregating less
     than $50,000 - 4.5 percent of
     offering price (approximately
     4.7 percent of net asset value per share) $   .65

     Offering Price to Public . . . . . . . . . $14.51

Class B Shares:

     NET ASSET VALUE, redemption price and offering
       price to public* . . . . . . . . . . .  $13.86
______________________________
* Class B shares are subject to a contingent deferred sales charge on certain redemptions, see "How to Redeem Fund Shares" in the Fund's Prospectus.


     TeleTransfer Privilege. TeleTransfer purchase orders may be made between the hours of 8:00 A.M. and 4:00 P.M., New York time, on any business day that the Transfer
Agent and the New York Stock Exchange are open. Such purchases will be credited to the shareholder's Fund account on the next bank business day. To qualify to use the
TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the
Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature guaranteed. See "Redemption of Fund Shares--TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old
Account Application is still applicable.


         DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution Plan and Shareholder Services Plan."

     Class A, Class B and Class C shares are subject to a Shareholder Services Plan and
Class B and Class C shares only are subject to a Distribution
Plan.

     Distribution Plan. Rule 12b-1 (the "Rule"), adopted by the Securities and Exchange
Commission under the Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted such a plan (the "Distribution Plan") with respect to Class B and Class C shares of the Fund pursuant to which the Fund pays the
Distributor for distributing the relevant Class of shares. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of the relevant Class of shares. In some states, certain institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the relevant Class of shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the
Trustees who are not "interested persons" (as defined in the Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution
Plan, by vote cast in
person at a meeting called for the purpose of considering such amendments. The
Distribution Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was so approved on April 12, 1995. As to the relevant Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution
Plan or by vote of the holders of a majority of such Class.

     For the period from May 1, 1994 through August 23, 1994, the
Fund paid Dreyfus
Service Corporation, as former distributor, $155,187 with respect to Class B under the
Distribution Plan. For the period from August 24, 1994 through April 30, 1995, the Fund paid the Distributor $334,342 with respect to Class B under the Distribution Plan. There were no payments made under the Distribution Plan with respect to
Class C shares during the
fiscal year ended April 30, 1995, as Class C shares had not yet been offered.

     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. Under the Shareholder Services Plan, the
Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents") in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Shareholder Services Plan provides that it may not be amended without approval of the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was so approved on
April 12, 1995. As to each Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan, or in any agreements entered into in connection with the Shareholder Services Plan.

     For the period from May 1, 1994 through August 23, 1994, the
Fund paid Dreyfus
Service Corporation, as former distributor, $425,801 with respect to Class A, and $77,593 with respect to Class B, under the Shareholder Services Plan. For the period from August
24, 1994 through April 30, 1995, the Fund paid the Distributor $857,479 with respect to
Class A, and $167,171 with respect to Class B, under the Shareholder Services Plan. There were no payments made under the Shareholder Services Plan with respect to Class C shares during the fiscal year ended April 30, 1995, as Class C shares had not yet been offered.


                    REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund
Shares."

     Check Redemption Privilege - Class A. An investor may indicate on the Account
Application, Shareholder Services Form or by later written request that the Fund provide
Redemption Checks ("Checks") drawn on the Fund's account.
Checks
will be sent only to
the registered owner(s) of the account and only to the address of record. The Account
Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer
Agent for payment, the
Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in the investor's account to cover the amount of the Check.
Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds.
Checks should not be used to
close an account.

     TeleTransfer Privilege. Investors should be aware that if they have selected the
TeleTransfer Privilege, any request for a TeleTransfer transacti on will be effected through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See
"Purchase of Fund Shares--TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York
Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion
Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in readily marketable securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the
Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed
(other than customary weekend and holiday closings), (b) when trading in the markets the
Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the
Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services."

     Exchange Privilege. Class A, Class B and Class C shares of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Class A shares of funds purchased without a sales load may be exchanged for Class A shares of other funds sold
          with a sales load, and the applicable sales load will be deducted.

     B. Class A shares of funds purchased with or without a sales load may be exchanged without a sales load for Class A shares of other funds sold without a sales load.

     C. Class A shares of funds purchased with a sales load, Class A shares of funds acquired by a previous exchange
          from Class A shares with a sales load, and additional Class A shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased
Shares")
          may be exchanged for Class A shares of other funds sold
          with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the
          maximum sales load
          that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving
          effect to any
          reduced loads, the difference will be deducted.

     D. Class B or Class C shares of any fund may be exchanged for the same Class of shares of other funds without a sales load. Class
B
          or Class C shares of
          any fund exchanged for the same Class of shares of another fund will be subject to the higher applicable contingent deferred sales charge ("CDSC") of the two exchanged funds and, for purposes of calculating
          CDSC rates and
          conversion periods, will be deemed to have been held since the date the
          Class B or Class C shares being exchanged were initially
          purchased.


     To accomplish an exchange under item C above, an investor's
Service Agent must notify the Transfer Agent of the investor's prior ownership of such Class A shares and the investor's account number.

     To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege.
By using the Telephone
Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic exchange instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a Personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for the shares of the same Class of the fund into which the exchange is being made. For
Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension
Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the same Class of the funds in the Dreyfus Family of Funds. To exchange shares held in Personal Retirement Plans, the shares exchanged must have a current value of at least $100.

     Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for Class A, Class B or Class C shares of the Fund, shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds.
This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or the Auto-Exchange
Privilege may be modified or
terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount
(minimum of $50) on either a monthly or quarterly basis.
Withdrawal payments are the
proceeds from sales of Fund shares, not the yield on the shares.

If withdrawal payments
exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check.
Automatic Withdrawal may be terminated at any time by the investor, the Fund or the
Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan. Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.

     Dividend Sweep. Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of
Funds of which the investor is a shareholder. Shares of the same
Class of other funds
purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

     A.   Dividends and distributions paid with respect to Class
          A shares by a fund may
          be invested without imposition of a sales load in Class
          A shares of other funds
          that are offered without a sales load.

     B.   Dividends and distributions paid with respect to Class
          A shares by a fund
          which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid with respect to Class B or Class C shares by a fund may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"How to Buy Fund Shares."

     Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees.
When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The
Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board of Trustees. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the
Shareholder Services Plan, with respect to the Class A, Class B and Class C shares, and fees pursuant to the Distribution Plan, with respect to Class B and Class C shares only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     New York Stock Exchange Closings. The holidays (as observed) on which the New
York Stock Exchange is closed currently are:  New Year's Day,
Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management believes that the Fund qualified as a "regulated investment company" under the Code for the fiscal year ended April 30, 1995 and the Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. Accordingly, the Fund may be restricted in the selling of securities held for less than three months, and in the utilization of certain of the investment techniques described in the Prospectus under "Description of the
Fund--Investment Techniques." The Code, however, allows the Fund to net certain offsetting positions making it easier for the Fund to satisfy the
30% test.  The term
"regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.
Exempt-interest dividends received with respect to Fund shares may be partially exempt from certain state or local taxes for the residents of such state or locality.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section
1276 of the Code. In addition, all or a portion of the gain realized from engaging in
"conversion transactions" may be treated as ordinary income under
Section 1258 of the
Code. "Conversion transactions" are defined to include certain forward, futures, option and
"straddle" transactions marketed or sold to produce capital gains, or transactions described in
Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss the Fund realizes from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and
40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, such futures and options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain futures and options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of
Section 1256 of the Code. As
such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.


     If the Fund were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount
(or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the
Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                     PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the
Manager advises may be used by the Manager in advising the Fund.

Although it is not
possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

     The Fund's portfolio turnover rate for the fiscal years ended
April 30, 1994 and 1995
was 22.15% and 38.60%, respectively. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.



                     PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     Class C shares had not been offered as of the date of the financials and, therefore, no performance data is provided for Class C.

     Current yield for the 30-day period ended April 30, 1995 for
Class A was 5.61% and
for Class B was 5.36%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned
(computed in accordance with regulatory requirements) during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B or Class C on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     Based upon a 1995 Federal tax rate of 39.6%, the tax equivalent yield for the 30-day period ended April 30, 1995 for Class A was 9.29% and for Class B was 8.87%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield that is not tax exempt.

     The tax equivalent yield noted above represents the application of the highest Federal marginal personal income tax rate presently in effect. The tax equivalent yield figure, however, does not reflect the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     The average annual total return for the 1, 5 and 8.427 year periods ended April 30,
1995 for Class A was 1.92%, 8.02% and 6.84%, respectively. The average annual total return for the 1 and 2.290 year periods ended April 30, 1995 for Class B was 3.15% and
4.53%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula provides that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

     The total return for the period November 26, 1986 through April 30, 1995 for Class
A was 74.67%. Based on net asset value per share, the total return for Class A was 82.91%
for this period.  The total return for the period January 15,
1993
(commencement of initial
offering of Class B shares) through April 30, 1995 for Class B was
10.68%.  Without giving
effect to the applicable CDSC, the total return for Class B was 12.65% for this period.
Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period) and dividing the result by the maximum offering price per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class
A shares or without giving
effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales charge, which, if reflected, would reduce the performance quoted.

     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

     From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation. From time to time, advertising materials for the Fund may also refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company
Institute. From time to time, advertising materials for the Fund also may refer to
Morningstar ratings and related analysis supporting such ratings.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     On August 3, 1994, the Fund's shareholders approved a proposal to change, among other things, certain of the Fund's fundamental policies and investment restrictions to
(i) increase the amount the Fund may borrow; and (ii) increase the amount of the Fund's assets it may pledge to secure such borrowing and make such policy non-fundamental.

     The Manager's legislative efforts led to the 1976
Congressional amendment to the
Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $25 billion in tax exempt assets.


       CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                COUNSEL AND INDEPENDENT AUDITORS

     The Bank of New York, 90 Washington Street, New York, New
York 10286, is the
Fund's custodian. The Shareholder Services Group, Inc., a subsidiary of First Data
Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Neither The Bank of New York nor The Shareholder
Services Group, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New
York 10004-2696,
as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York
10019,
independent auditors, has been selected as auditors of the Fund.

                                 APPENDIX

     Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by
S&P from other sources it considers reliable, and will include:
(1) likelihood of
default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                    AAA

     Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and
repay principal is extremely strong.

                                    AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                     A

     Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management.
Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent.
Management performance appears adequate.

                                    BBB

     Of the investment grade, this is the lowest.

     General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between an A and BBB rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time.
Basic security provisions are no more than adequate. Management performance could be stronger.

                            BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                    BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                     B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                    CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                    CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                     C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                     D

     Bonds rated D are in default, and payment of interest and/or payment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major rating categories.

Municipal Note Ratings

                                   SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                   SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                   SP-3

     The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                    A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                    A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                    A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     B

     Issues rated B are regarded as having only an adequate capacity for timely payment;
such capacity may be damaged by changing conditions or short-term adversities.

                                     C

     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

Moody's

Municipal Bond Ratings

                                    Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                    Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


                                     A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                    Baa

     Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                    Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                     B

     Bonds which are rated B generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                    Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                    Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings.

                                     C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.



     Moody's short-term ratings are designated Moody's
Investment
Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                               MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                               MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                               MIG 3/VMIG 3

     This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                               MIG 4/VMIG 4

     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's.
Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2
(P-2) have a strong capacity
for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage
ratios, while sound, will be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                    AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                    AA

     Bonds rated AA are considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                     A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                    BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                    BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                     B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                    CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                    CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                     C

     Bonds rated C are in imminent default in payment of interest or principal.

                               DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                   F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                    F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                    F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Demand Bond or Notes Ratings

     Certain demand securities empower the holder at his option to require the issuer, usually through a remarketing agent, to repurchase the security upon notice at par with accrued interest. This is also referred to as a put option.
The
ratings of the demand provision
may be changed or withdrawn at any time if, in Fitch's judgment, changing circumstances warrant such action.

     Fitch demand provision ratings carry the same symbols and related definitions as its short-term ratings.

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                 APRIL 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.7%                                                               AMOUNT         VALUE
                                                                                                -------------   --------------
ALABAMA-1.0%
Courtland Industrial Development Board, SWDR
    (Champion International Corp. Project) 6.375%, 3/1/2029.................                    $   6,000,000   $   5,739,540
ARIZONA-.5%
Tucson Airport Authority, Special Facility Revenue
    (Lockheed Aermod Center, Inc.) 8.70%, 9/1/2019..........................                        2,500,000       2,815,000
COLORADO-9.8%
Dawson Ridge, Metropolitan District Number 1, Refunding:
    Zero Coupon, 10/1/2017..................................................                        9,930,000       2,145,674
    Zero Coupon, 10/1/2022..................................................                       47,535,000       7,298,999
Denver City and County, Airport Revenue:
    7.75%, 11/15/2021.......................................................                        8,000,000       8,370,160
    7.25%, 11/15/2023.......................................................                       10,000,000      10,026,700
    7.50%, 11/15/2023.......................................................                       11,775,000      12,113,178
    7%, 11/15/2025..........................................................                       18,225,000      17,820,041
CONNECTICUT-2.0%
Connecticut Development Authority, First Mortgage Gross Revenue
    (Elim Park Baptist Home, Inc. Project) 9%, 12/1/2020....................                        3,000,000       3,157,410
Connecticut Housing Finance Authority (Housing Mortgage Finance Program)
    6.70%, 11/15/2022.......................................................                        8,500,000       8,710,120
FLORIDA-2.3%
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021...........................                        6,750,000       6,420,802
    (Osceola Power LP) 6.95%, 1/1/2022......................................                        7,500,000       7,192,425
GEORGIA-2.1%
Atlanta, Airport Facilities Revenue, Refunding 7.25%, 1/1/2017..............                        5,000,000       5,345,300
Georgia Municipal Electric Authority, Power Revenue, Refunding
    5.50%, 1/1/2020 (Insured; FGIC) (a).....................................                        4,250,000       3,936,648
Hogansville, Combined Public Utility System Revenue, Refunding
    (Asset Guaranty) 6%, 10/1/2023..........................................                        3,475,000       3,255,102
ILLINOIS-12.4%
Chicago, Skyway Toll Bridge Revenue, Refunding 6.75%, 1/1/2017..............                        5,425,000       5,387,676
Chicago O'Hare International Airport, Special Facility Revenue:
    (American Airlines, Inc. Project) 7.875%, 11/1/2025.....................                        6,000,000       6,258,120
    (United Airlines, Inc.):
      8.20%, 5/1/2018.......................................................                        2,165,000       2,316,290
      8.50%, 5/1/2018.......................................................                        3,500,000       3,751,300
East Chicago, PCR, Refunding (Inland Steel Co. Project Number 10) 6.80%, 6/1/2013                   9,000,000       8,682,210
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility)
      8.75%, 3/1/2010.......................................................                        6,990,000        7,362,008
      8.50%, 9/1/2010.......................................................                        4,535,000        4,737,352
      8.25%, 8/1/2012.......................................................                        4,280,000        4,373,389


PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1995
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                --------------    --------------

ILLINOIS (CONTINUED)
Illinois Health Facilities Authority, Revenue:
    (Beverly Farm Foundation) 9.125%, 12/15/2015............................                    $   2,000,000   $   2,144,300
    (Delnor Community Hospital Project) 8%, 5/15/2019 (Prerefunded 5/15/1999) (b)                   5,500,000       6,209,280
Robbins, RRR (Robbins Resource Recovery Partners):
    9.25%, 10/15/2014.......................................................                       10,000,000      10,801,100
    9.25%, 10/15/2016.......................................................                       10,000,000      10,801,100
INDIANA-1.3%
Indianapolis Airport Authority, Special Facilities Revenue
    (Federal Express Corp. Project) 7.10%, 1/15/2017........................                        7,500,000      7,679,325
KENTUCKY-.6%
Perry County, SWDR (TJ International Project) 7%, 6/1/2024..................                        3,500,000      3,435,740
LOUISIANA-4.4%
Lake Charles Non-Profit Housing Development Corp., First Mortgage Revenue,
    Refunding (Chateau Project) 7.875%, 2/15/2025 (Insured; FHA)............                        1,000,000      1,004,280
Louisiana Housing Finance Agency, MFHR, Refunding
    (LaBelle Projects-A) 9.75%, 10/1/2020 (c)...............................                        4,300,000      4,291,314
Louisiana Public Facilities Authority, Revenue (Student Loan) 7%, 9/1/2006..                        3,000,000      3,111,930
Parish of West Feliciana, PCR:
    (Gulf States Utilities - II) 7.70%, 12/1/2014...........................                       10,000,000     10,390,100
    (Gulf States Utilities - III) 7.70%, 12/1/2014..........................                        6,500,000      6,753,565
MARYLAND-.4%
Maryland Community Development Administration, Department of Housing and
    Community Development (Single Family Program) 7.70%, 4/1/2015...........                        2,075,000      2,198,732
MASSACHUSETTS-1.1%
Massachusetts Housing Finance Agency, SFHR 7.95%, 6/1/2023..................                        2,000,000      2,125,860
New England Education Loan Marketing Corp., Student Loan Revenue
    6.90%, 11/1/2009........................................................                        4,000,000      4,118,440
MICHIGAN-2.7%
Greater Detroit Resources Recovery Authority, Revenue:
    9.25%, Series A, 12/13/2008.............................................                        8,440,000      8,876,686
    9.25%, Series D, 12/13/2008.............................................                          250,000        262,935
    9.25%, Series E, 12/13/2008.............................................                        1,000,000      1,051,740
    9.25%, Series H, 12/13/2008.............................................                        2,045,000      2,150,808
Wayne County Building Authority 8%, 3/1/2017 (Prerefunded 3/1/2002) (b).....                        1,500,000      1,759,200
Western Townships Utilities Authority, Sewer Disposal System
    (Limited Tax) 8.20%, 1/1/2018...........................................                        1,500,000      1,673,445
NEBRASKA-.8%
Nebraska Higher Education Loan Program, Revenue 6.40%, 6/1/2013.............                        5,000,000      4,910,400
NEVADA-2.3%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                       13,000,000     13,286,520
NEW HAMPSHIRE-.6%
New Hampshire Housing Finance Authority, Single Family Residential Mortgage
    7.70%, 7/1/2029.........................................................                        3,620,000      3,760,528

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       APRIL 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT            VALUE
                                                                                                --------------    --------------
NEW JERSEY-7.2%
Camden County Pollution Control Financing Authority, Solid Waste RRR
    7.50%, 12/1/2010........................................................                    $   2,000,000   $   1,940,940
New Jersey Economic Development Authority, First Mortgage Gross Revenue
    (The Evergreens) 9.25%, 10/1/2022.......................................                       15,000,000      15,717,600
New Jersey Sports and Exposition Authority, Revenue, Refunding
    (Monmouth Park) 8%, 1/1/2025............................................                        4,000,000       4,245,920
New Jersey Turnpike Authority, Turnpike Revenue 6.50%, 1/1/2016.............                       10,000,000      10,550,100
Union County Utilities Authority, Solid Waste Revenue 7.20%, 6/15/2014......                        9,500,000       9,612,670
NEW MEXICO-.3%
New Mexico Educational Assistance Foundation, Student Loan Revenue
    6.85%, 12/1/2005........................................................                        1,730,000       1,766,382
NEW YORK-17.9%
Metropolitan Transportation Authority, Service Contract, Commuter Facilities
    7.50%, 7/1/2016 (Prerefunded 7/1/2000) (b)..............................                        3,000,000       3,397,650
New York City:
    8%, 6/1/2000............................................................                        2,200,000       2,411,574
    7.50%, 2/1/2001.........................................................                        5,000,000       5,373,650
    6%, 5/15/2008...........................................................                        8,970,000       8,579,087
    7.50%, 8/15/2008........................................................                        2,000,000       2,103,340
    7.10%, 2/1/2009.........................................................                        5,000,000       5,126,800
    7%, 2/1/2020............................................................                       10,000,000      10,194,900
    6.625%, 2/15/2025.......................................................                        7,000,000       6,878,550
New York City Industrial Development Agency, Special Facilities Revenue
    (American Airlines, Inc. Project) 8%, 7/1/2020..........................                        3,250,000       3,414,450
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue:
    7%, 6/15/2001...........................................................                        1,735,000       1,942,592
    7.375%, 6/15/2009 (Prerefunded 6/15/1999) (b)...........................                        4,000,000       4,430,760
    7%, 6/15/2015 (Prerefunded 6/15/2001) (b)...............................                          755,000         840,247
New York State Dormitory Authority, Revenue:
    City University System:
      5.75%, 7/1/2018.......................................................                        2,000,000       1,830,340
      7.625%, 7/1/2020 (Prerefunded 7/1/2000) (b)...........................                        4,000,000       4,558,720
    State University Educational Facilities 7%, 5/15/2018 (Prerefunded 5/15/2000) (b)               3,295,000       3,651,025
New York State Energy Research and Development Authority,
    Electric Facilities Revenue:
      (Consolidated Edison Co. of New York, Inc.):
          7.50%, 7/1/2025...................................................                        3,000,000       3,187,080
          7.50%, 1/1/2026...................................................                        2,000,000       2,135,640
      (Long Island Lighting Co.):
          7.15%, 9/1/2019...................................................                        3,650,000       3,535,208
          7.15%, 6/1/2020...................................................                        4,000,000       3,873,000
          7.15%, 2/1/2022...................................................                        7,500,000       7,256,250
New York State Housing Finance Agency, Revenue:
    (Refunding - Health Facilities - New York City) 8%, 11/1/2008...........                        5,000,000       5,537,850
    Service Contract Obligation 7.30%, 3/15/2021 (Prerefunded 9/15/2001) (b)                        5,000,000       5,706,000

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         APRIL 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                --------------    --------------

NEW YORK (CONTINUED)
New York State Local Government Assistance Corp.
    7%, 4/1/2016 (Prerefunded 4/1/2001) (b).................................                    $   5,500,000   $   6,136,845
New York State Medical Care Facilities Finance Agency, Revenue
    (Mental Health Service Facilities Improvement):
      7.875%, 8/15/2020.....................................................                        1,295,000       1,412,068
      Refunding 7.875%, 8/15/2000...........................................                        1,150,000       1,323,846
NORTH CAROLINA-.4%
Martin County Industrial Facilities and Pollution Control Financing
Authority,
    SWDR (Weyerhaeuser Co.) 6.80%, 5/1/5024.................................                        2,000,000       2,059,300
OHIO-.6%
Gateway Economic Development Corp., Greater Cleveland Excise Tax Revenue
    7.50%, 9/1/2005.........................................................                        3,500,000       3,762,430
OKLAHOMA-.8%
Tulsa Municipal Airport Trust, Revenue (American Airlines, Inc.) 7.375%, 12/1/2020                  4,300,000       4,373,100
PENNSYLVANIA-7.1%
Blair County Hospital Authority, Revenue (Altoona Hospital) 7.247%, 7/1/2013 (a,d)                  5,000,000       5,176,900
Lancaster County Hospital Authority, Revenue (Health Center - United Church
    Homes Project) 9.125%, 10/1/2014 (Prerefunded 10/1/1999) (b)............                        1,465,000       1,725,052
Lehigh County General Purpose Authority, Revenue (Wiley House):
    8.75%, 11/1/2014........................................................                        2,000,000       1,988,880
    9.50%, 11/1/2016........................................................                        3,000,000       3,110,280
Montgomery County Higher Education and Health Authority, Revenue
    (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020.........................                        3,500,000       3,749,655
Pennsylvania Convention Center Authority, Revenue, Refunding 6.70%, 9/1/2014                        8,125,000       8,168,875
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
    (Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (b)                     5,500,000       6,052,640
Philadelphia, Water and Sewer Revenue 7.35%, 9/1/2004.......................                        4,970,000       5,700,689
Philadelphia Hospital and Higher Education Facility Authority, HR
    (Graduate Health Systems) 7.25%, 7/1/2018...............................                        6,100,000       6,139,589
RHODE ISLAND-.4%
Rhode Island Depositors Economic Protection Corp.,
    6.95%, 8/1/2022 (Prerefunded 8/1/2002) (b)..............................                        2,000,000       2,253,560
SOUTH CAROLINA-.5%
Richland-Lexington Airport District, Airport Revenue
    (Colombia Metropolitan Airport) 6.125%, 1/1/2025 (Insured; AMBAC).......                        3,000,000       2,910,000
TENNESSEE-1.6%
Maury County Industrial Development Board, PCR, Refunding
    (Saturn Corp. Project) 6.50%, 9/1/2024..................................                        5,500,000       5,372,675
McMinn County Industrial Development Board, PCR
    (Calhoun Newsprint Co. Project) 7.625%, 3/1/2016........................                        3,000,000       3,129,600
Tennessee Housing Development Agency, Mortgage Finance 6.90%, 7/1/2025......                        1,000,000       1,019,360

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT             VALUE
                                                                                               --------------    --------------

TEXAS-9.9%
Alliance Airport Authority, Special Facilities Revenue
    (American Airlines, Inc. Project):
      7%, 12/1/2011.........................................................                    $  10,700,000   $  10,678,172
      7.50%, 12/1/2029......................................................                        6,000,000       6,129,540
Brazos River Authority, PCR (Texas Utilities Electric Co. Project)
    7.875%, 3/1/2021........................................................                          490,000         532,483
Dallas - Fort Worth International Airport Facility Improvement Corp.,
Revenue:
    (American Airlines, Inc.) 7.50%, 11/1/2025..............................                       13,000,000      13,279,500
    (Delta Airlines, Inc.) 7.125%, 11/1/2026................................                        4,200,000       4,181,646
Gulf Coast Waste Disposal Authority, Revenue
    (Champion International Corp.) 7.45%, 5/1/2026..........................                        7,000,000       7,369,880
Port Corpus Christi Authority, PCR, Refunding
    (Hoechst Celanese Co. Project) 7.50%, 8/1/2012..........................                        4,000,000       4,311,160
Texas Housing Agency, SFMR 7.875%, 9/1/2012.................................                          835,000         861,687
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation
Center)
    8.20%, 10/1/2012 (Prerefunded 10/1/2002) (b)............................                        8,840,000      10,450,118
UTAH-4.0%
Carbon County, SWDR, Refunding:
    (East Carbon Development Corp.) 9%, 7/1/2012............................                        4,000,000       4,157,200
    (Laidlaw Inc./ECDC Project) 7.50, 2/1/2010..............................                        3,300,000       3,369,201
    (Sunnyside Cogeneration) 9.25%, 7/1/2018................................                       15,000,000      16,166,250
VIRGINIA-.5%
Virginia Housing Development Authority, Commonwealth Mortgage
    6.20%, 7/1/2021.........................................................                        3,255,000       3,077,928
WASHINGTON-.5%
Pilchuck Development Public Corp., Industrial Revenue, Refunding (Little Neck
    Properties Project) 6.25%, 8/1/2010 (LOC; US Bank of Washington) (e)....                        3,090,000       3,103,442
WEST VIRGINIA-2.7%
West Virginia Parkways Economic Development and Tourism Authority
    5.831%, 5/16/2019 (Insured; FGIC).......................................                        8,000,000       7,671,920
West Virginia Water Development Authority, Water Development Revenue
    (Loan Program II) 7.50%, 11/1/2029 (Prerefunded 11/1/1999) (b)..........                        1,900,000       2,129,843
Winchester Industrial Development Authority, HR
    .91%, 1/1/1996 (d)......................................................                        3,100,000       3,021,043
    1.52%, 1/1/1997 (d).....................................................                        3,300,000       3,107,841
WYOMING-.5%
Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024....................                        1,575,000       1,588,136
Wyoming Community Development Authority, Single Family Mortgage 8%, 6/1/2021                        1,355,000       1,412,032
U.S. RELATED-.5%
Puerto Rico Commonwealth 6.25%, 7/1/2013 (Insured; MBIA) (c)................                        3,000,000       3,163,980
                                                                                                                --------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $561,324,789)...................                                     $585,139,443
                                                                                                                ==============

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     APRIL 30, 1995
                                                                                                   PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENT-.3%                                                                AMOUNT             VALUE
                                                                                               --------------    --------------
CONNECTICUT;
Connecticut Development Authority, Health Care Revenue, VRDN
    (Corp. Independent Living Project) 4.65% (LOC; Credit Commercial De
France) (e,f)
    (cost $1,600,000).....................................................                      $   1,600,000    $  1,600,000
                                                                                                                ===============
TOTAL INVESTMENTS-100.0%
    (cost $562,924,789).....................................................                                     $586,739,443
                                                                                                                ===============

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FHA           Federal Housing Administration                     RRR     Resource Recovery Revenue
HR            Hospital Revenue                                   SFHR    Single Family Housing Revenue
IDR           Industrial Development Revenue                     SFMR    Single Family Mortage Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
MBIA          Municipal Bond Investors Assurance                 VRDN    Variable Rate Demand Notes
                 Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
---------                          ---------                      --------------------           -----------------------
AAA                                Aaa                            AAA                                     14.7%
AA                                 Aa                             AA                                       5.4
A                                  A                              A                                       16.0
BBB                                Baa                            BBB                                     36.8
BB                                 Ba                             BB                                       6.1
F-1+, F-1                          MIGI, VMIG1 & P1               SP1 & A1                                  .3
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                           20.7
                                                                                                       --------
                                                                                                         100.0%
                                                                                                       ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Purchased on delayed delivery basis.
    (d) Inverse floater security - the interest rate is subject to change periodically.
    (e)  Secured by letter of credit.
    (f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in
         which the Fund may invest.

See notes to financial statements.

PREMIER MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $562,924,789)-see statement.....................................                                     $586,739,443
    Cash....................................................................                                        3,714,719
    Interest receivable.....................................................                                       12,777,511
    Receivable for shares of Beneficial Interest subscribed.................                                          411,409
    Prepaid expenses........................................................                                           43,237
                                                                                                                --------------
                                                                                                                  603,686,319
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $   271,255
    Due to Distributor......................................................                         164,327
    Payable for investment securities purchased.............................                       7,575,713
    Payable for shares of Beneficial Interest redeemed......................                         459,008
    Accrued expenses........................................................                         189,066        8,659,369
                                                                                                  ------------   --------------
NET ASSETS  ................................................................                                     $595,026,950
                                                                                                                 ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $589,802,839
    Accumulated net realized capital losses and distributions in excess of
      net realized gain on investments......................................                                     (18,590,543)
    Accumulated net unrealized appreciation on investments-Note 3(b)........                                       23,814,654
                                                                                                               --------------
NET ASSETS at value.........................................................                                     $595,026,950
                                                                                                               ===============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                       35,756,494
                                                                                                                 ==============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                        7,170,392
                                                                                                                ===============
NET ASSET VALUE per share:
    Class A Shares
      ($495,615,827 / 35,756,494 shares)....................................                                           $13.86
                                                                                                                       =======
    Class B Shares
      ($99,411,123 / 7,170,392 shares)......................................                                           $13.86
                                                                                                                       =======




See notes to financial statements.

PREMIER MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                                YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                     $ 43,228,502
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $  3,361,698
      Shareholder servicing costs-Note 2(c).................................                       1,974,564
      Distribution fees (Class B shares)-Note 2(b)..........................                         489,529
      Custodian fees........................................................                          58,925
      Professional fees.....................................................                          56,881
      Registration fees.....................................................                          52,938
      Prospectus and shareholders' reports..................................                          52,285
      Trustees' fees and expenses-Note 2(d).................................                          26,203
      Miscellaneous.........................................................                          45,341
                                                                                                --------------
          TOTAL EXPENSES....................................................                                        6,118,364
                                                                                                                 --------------
          INVESTMENT INCOME-NET.............................................                                       37,110,138
                                                                                                                 --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments (including options transactions)-Note 3(a)               $(15,841,048)
    Net realized gain on financial futures-Note 3(a)........................                      (1,236,099)
                                                                                                --------------
      NET REALIZED (LOSS)...................................................                                      (17,077,147)
    Net unrealized appreciation on investments..............................                                       17,971,750
                                                                                                                 --------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                          894,603
                                                                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $ 38,004,741
                                                                                                                 ==============









See notes to financial statements.

PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED APRIL 30,
                                                                                              --------------------------------
                                                                                                     1994             1995
                                                                                              --------------    --------------
OPERATIONS:
    Investment income-net...................................................                     $ 38,105,215    $ 37,110,138
    Net realized (loss) on investments......................................                       (1,468,275)    (17,077,147)
    Net unrealized appreciation (depreciation) on investments for the year..                      (29,828,947)     17,971,750
                                                                                               ---------------   -------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                        6,807,993      38,004,741
                                                                                                --------------   --------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net:
      Class A shares........................................................                      (34,640,947)    (31,608,832)
      Class B shares........................................................                       (3,464,268)     (5,501,306)
    From net realized gain on investments:
      Class A shares........................................................                       (1,935,559)      ---
      Class B shares........................................................                         (249,175)      ---
    In excess of net realized gain on investments:
      Class A shares........................................................                          (39,975)      ---
      Class B shares........................................................                           (5,146)      ---
                                                                                                --------------  --------------
          TOTAL DIVIDENDS...................................................                      (40,335,070)    (37,110,138)
                                                                                                --------------   --------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                      104,748,904      30,432,598
      Class B shares........................................................                       83,821,633      14,763,131
    Dividends reinvested:
      Class A shares........................................................                       22,085,600      18,464,043
      Class B shares........................................................                        2,282,208       3,214,657
    Cost of shares redeemed:
      Class A shares........................................................                      (80,102,730)    (99,967,298)
      Class B shares........................................................                       (4,090,771)    (14,454,418)
                                                                                                --------------    --------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                 128,744,844     (47,547,287)
                                                                                                --------------   --------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                       95,217,767     (46,652,684)
NET ASSETS:
    Beginning of year.......................................................                      546,461,867     641,679,634
                                                                                                --------------  --------------
    End of year.............................................................                     $641,679,634    $595,026,950
                                                                                               ===============   =============


                                                                                         SHARES
                                                      ------------------------------------------------------------------------
                                                                   CLASS A                                 CLASS B
                                                      --------------------------------        --------------------------------

                                                             YEAR ENDED APRIL 30,                  YEAR ENDED APRIL 30,
                                                       --------------------------------       --------------------------------

                                                            1994             1995                   1994             1995
                                                       --------------    --------------        --------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................              7,100,350        2,241,162                 5,676,601       1,080,646
    Shares issued for dividends reinvested.              1,502,278        1,354,808                   155,727         235,883
    Shares redeemed........................             (5,500,645)      (7,383,625)                 (281,527)     (1,070,587)
                                                       -----------       ----------            --------------    ------------
          NET INCREASE (DECREASE)
            IN SHARES OUTSTANDING....                    3,101,983       (3,787,655)                5,550,801         245,942
                                                       ===========       ==========            ==============    ============

See notes to financial statements.


PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                        CLASS A SHARES                                  CLASS B SHARES
                                              ------------------------------------------------     ---------------------------
                                                    YEAR ENDED APRIL 30,                             YEAR ENDED APRIL 30,
                                              ------------------------------------------------     ---------------------------
PER SHARE DATA:                               1991       1992       1993       1994    1995        1993(1)     1994      1995
                                              -------   -------    -------   -------   -------     -------    ------   -------
    Net asset value, beginning of year        $12.77    $13.28     $13.75    $14.45    $13.81      $14.02     $14.45    $13.81
                                              -------  -------     -------   -------   -------     -------    -------   -------
    INVESTMENT OPERATIONS:
    Investment income-net............            .98       .94        .92       .89       .84         .24         .80      .77
    Net realized and unrealized gain (loss)
      on investments.................            .51       .49        .91      (.59)       05         .43        (.59)     .05
                                              -------  -------     -------   -------   -------     -------    -------   -------
      TOTAL FROM INVESTMENT OPERATIONS          1.49      1.43       1.83       .30       .89         .67         .21      .82
                                              -------  -------     -------   -------   -------     -------    -------   -------
    DISTRIBUTIONS:
    Dividends from investment income-net        (.98)     (.94)      (.92)     (.89)     (.84)       (.24)       (.80)    (.77)
    Dividends from net realized gain
      on investments.................             --      (.02)      (.21)     (.05)       --          --        (.05)      --
    Dividends in excess of net realized gain
      on investments.................             --        --         --        --        --          --          --       --
                                              -------   ------     -------   -------   -------     -------    -------   -------
      TOTAL DISTRIBUTIONS............            (.98)    (.96)     (1.13)    (.94)     (.84)       (.24)       (.85)    (.77)
                                              -------   ------     -------   -------   -------     -------    -------   -------
    Net asset value, end of year.....          $13.28   $13.75     $14.45   $13.81     $13.86      $14.45      $13.81   $13.86
                                              =======   ======     =======   =======   =======     =======    =======   =======
TOTAL INVESTMENT RETURN(2)...........           12.13%   11.08%     13.76%    1.84%      6.72%     16.80%(3)     1.26%    6.15%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets       .22%     .54%        .74%  .   85%      .92%      1.15%(3)      1.40%   1.44%
    Ratio of net investment income to
      average net assets.............             7.43%   6.90%       6.43%    6.01%     6.16%      5.13%(3)      5.33%   5.62%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager           .82%    .40%        .20%      06%        --       .10%(3)       .05%      --
    Portfolio Turnover Rate..........            41.30%  50.72%      30.99%   22.15%    38.60%     30.99%        22.15%  38.60%
    Net Assets, end of year (000's Omitted    $247,195  $388,793   $526,606 $546,036   $495,616    $19,855       $95,643 $99,411


(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.


See notes to financial statements.

PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified, open-end management investment company. Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly-owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securitie s transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicabl
e
provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $7,557,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1,
1994 through April 30, 1995 which are treated, for Federal
income
tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with
the
Manager, the management fee is computed at the annual rate of
 .55
of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year.
The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $17,249 during the year ended April 30, 1995 from commissions earned on sales of the Fund's Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $63,511 from contingent deferred sales charges imposed upon redemptions of the Fund's Class B shares.
    (B) On August 3, 1994, the Fund's shareholders approved a revised Distribution Plan with respect to Class B shares (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Fund's Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class
B Distribution Plan") provided that the Fund pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Fund's Class B shares average daily net assets, for costs and expenses in connection with advertising, marketing and distributing the Fund's Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Fund's Class B shares owned by clients of the Service Agent.
PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    During the year ended April 30, 1995, $334,342 was charged to the Fund pursuant to the Class B Distribution Plan and $155,187 was charged to the Fund pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23, 1994, $425,801 and $77,593 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $857,479 and $167,171 were charged to the Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investmen t securities, excluding option transactions, amounted to $400,684,880 and $436,203,780, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    In addition, the following table summarizes the Fund's call/put options written transactions for the year ended April 30, 1995.


                                                                                                 OPTIONS TERMINATED
                                                                                             --------------------------------
                                                                                                                     NET
                                                               NUMBER OF       PREMIUMS                            REALIZED
                                                                CONTRACTS      RECEIVED          COST                GAIN
                                                            --------------   -------------   --------------    --------------
    OPTIONS WRITTEN:
    Contracts outstanding April 30, 1994....                        400      $   296,552
    Contracts written.......................                     20,900        9,035,735
                                                            --------------  --------------
                                                                 21,300        9,332,287
                                                            --------------  --------------
    Contracts terminated:
      Closed................................                      5,250        2,541,539        $1,851,372     $   690,167
      Exercised.............................                      3,195        2,999,705            ---            ---
      Expired...............................                     12,855        3,791,043            ---          3,791,043
                                                            --------------  --------------    --------------   --------------
          Total contracts terminated........                     21,300        9,332,287        $1,851,372       $4,481,210
                                                            ==============  ==============    ==============   ==============
    Contracts outstanding April 30, 1995....                     ---             ---
                                                            ==============  ==============

    As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premiums, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates.

PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premiums, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument decreases between those dates.
    The Fund is engaged in trading financial futures contracts. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1995, there were no financial futures contracts outstanding.
    (B) At April 30, 1995, accumulated net unrealized appreciation on investments was $23,814,654, consisting of $28,183,278 gross unrealized appreciation and $4,368,624 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER MUNICIPAL BOND FUND

    We have audited the accompanying statement of assets and liabilities of Premier Municipal Bond Fund, including the statement of investments, as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Municipal Bond Fund at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                        (Ernst & Young LLP Signature Logo)


New York, New York
June 1, 1995

                 PREMIER STATE MUNICIPAL BOND FUND
              CLASS A AND CLASS B AND CLASS C SHARES
                              PART B
               (STATEMENT OF ADDITIONAL INFORMATION)
                          AUGUST 14, 1995

      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Premier State Municipal Bond Fund (the "Fund"), dated August 14, 1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

      The Dreyfus Corporation (the "Manager") serves as the
Fund's investment adviser.

      Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                         TABLE OF CONTENTS


                                                            Page

------
Investment Objective and Management Policies. . . . . . . . B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . B-11
Management Agreement. . . . . . . . . . . . . . . . . . . . B-15
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . B-18
Distribution Plan and Shareholder Services Plan . . . . . . B-21
Redemption of Fund Shares . . . . . . . . . . . . . . . . . B-24
Shareholder Services. . . . . . . . . . . . . . . . . . . . B-26
Determination of Net Asset Value. . . . . . . . . . . . . . B-28
Dividends, Distributions and Taxes. . . . . . . . . . . . . B-29
Portfolio Transactions. . . . . . . . . . . . . . . . . . . B-31
Performance Information . . . . . . . . . . . . . . . . . . B-31
Information About the Fund. . . . . . . . . . . . . . . . . B-37
Custodian, Transfer and Dividend Disbursing Agent,
      Counsel and Independent Auditors. . . . . . . . . . . B-37
Appendix A. . . . . . . . . . . . . . . . . . . . . . . . . B-38
Appendix B. . . . . . . . . . . . . . . . . . . . . . . . .
B-114
Financial Statements. . . . . . . . . . . . . . . . . . . .
B-122
Report of Independent Auditors. . . . . . . . . . . . . . .
B-287


           INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

      The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended
April 30, 1995, computed on a monthly basis, was as follows:

   Fitch         Moody's      Standard &
 Investors      Investors       Poor's
Service, Inc.  Service, Inc.   Corporation  Arizona   Colorado  Connecticut    Florida
  ("Fitch") or  ("Moody's")or   ("S&P")     Series     Series   Series         Series
------------  ------------    ----------    -------    --------  ------        ------
AAA             Aaa              AAA          43.5%      37.7%       30.8%       36.4%
AA              Aa               AA           22.3       29.3        34.3        13.5
A               A                A            18.8        3.6        15.5        12.4
BBB             Baa              BBB           7.9       24.6        12.4        20.9
BB              Ba               BB            4.5        -           -            .9
F-1             MIG 1/P-1        SP-1/A-1      3.0        4.8          .1         3.8
Not Rated       Not Rated        Not Rated       -        -           6.9<F1>    12.1<F2>
                                             100.0%     100.0%      100.0%      100.0%
                                             =====      =====       ======      =====

                                            Georgia   Maryland  Massachusetts  Michigan
    Fitch   or    Moody's  or     S&P       Series     Series      Series       Series
---------        --------        ----       -------   --------    ---------    ---------
AAA             Aaa              AAA          39.3%      31.1%      42.9%       32.9%
AA              Aa               AA           42.8       35.5       10.2        25.4
A               A                A            11.4       19.6       33.0        17.5
BBB             Baa              BBB           4.9        5.3        5.9        13.7
BB              Ba               BB             .9         -          -           -
F-1             MIG 1/P-1        SP-1/A-1       .7        1.3         -          2.7
Not Rated       Not Rated        Not Rated      -         7.23<F3>   8.04<F4>    7.8<F5>
                                             100.0%     100.0%      100.0%      100.0%
                                             =====      =====       ======      =====
----------------

    1           Included in the Not Rated category are securities comprising 6.9% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (.3%) and Baa/BBB (6.6%).

    2           Included in the Not Rated category are securities comprising 12.1% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (.5%), Baa/BBB (10.3%), Ba/BB
(.8%) and B/B (.5%).

    3           Included in the Not Rated category are securities comprising 7.2% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Baa/BBB (6.7%) and B (.5%).

    4           Included in the Not Rated category are securities comprising 8.0% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (.4%), A/A (1.1%) and Baa/BBB
(6.5%).

    5           Included in the Not Rated category are securities comprising 7.8% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (2.9%), A/A (.9%) and Baa/BBB
(4.0%).


                                                           North
                                             Minnesota   Carolina     Ohio        Oregon
Fitch   or    Moody's  or        S&P           Series     Series      Series      Series
-----         -------            --------    ---------   --------     ------       ------
AAA             Aaa              AAA           38.3%       27.6%        27.7%       48.6%
AA              Aa               AA            25.8        18.8          7.4        32.4
A               A                A             19.7        37.4         27.1        16.8
BBB             Baa              BBB           10.1        12.3         24.7         -
BB              Ba               BB             -           -            5.4         -
F-1             MIG 1/P-1        SP-1/A-1       1.3         2.0          1.0         2.2
Not Rated       Not Rated        Not Rated      4.8<F6>     1.9<F7>      6.7<F8>     -
                                              -----       -----        -----
                                              100.0%      100.0%       100.0%      100.0%
                                              =====       =====        =====       =====

                                          Pennsylvania   Texas        Virginia
Fitch   or     Moody's  or       S&P         Series      Series       Series
-----          -------           ---        -----------  ------       --------
AAA             Aaa              AAA          29.6%       37.7%         31.7%
AA              Aa               AA           14.7        32.8          28.0
A               A                A            16.5         7.9          25.3
BBB             Baa              BBB          22.2        13.8          11.7
BB              Ba               BB            1.7         -             -
F-1             MIG 1/P-1        SP-1/A-1      2.2         1.6           1.6
Not Rated       Not Rated        Not Rated    13.1<F9>     6.2<F10>      1.7<F11>
                                              -----       -----        -----
                                              100.0%      100.0%       100.0%
                                              =====       =====        =====
----------------
    6           Included in the Not Rated category are securities comprising 4.8% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (1.4%) and Baa/BBB (3.4%).

    7           Included in the Not Rated category are securities comprising 1.9% of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (.3%) and Baa/BBB (1.6%).

     8           Included under the Not Rated category are securities comprising 6.7%
of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities
in the following rating categories:   Aaa/AAA (3.8%), Baa/BBB (2.7%)
and B (.2%).

     9           Included under the Not Rated category are securities comprising 13.1%
of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (3.7%), A/A (1.7%),
Baa/BBB (3.9%), Ba/BB (3.0%) and B (.8%).

    10           Included under the Not Rated category are securities comprising 6.2%
of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Aaa/AAA (.8%) and Baa/BBB
(5.4%).

    11           Included under the Not Rated category are securities comprising 1.7%
of the Series' market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:  Baa/BBB (1.7%).


      MUNICIPAL OBLIGATIONS. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

      Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, including fees paid under the Fund's Shareholder Services Plan, with respect to Class A, Class B and Class C shares, and the Distribution Plan, with respect to Class B and Class C shares only, will have the effect of reducing the yield to investors.

      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series' investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. No Series will invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 6" below.

      A Series will purchase tender option bonds only when the Fund is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

      RATINGS OF MUNICIPAL OBLIGATIONS. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Upon exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the relevant Series.

      LENDING PORTFOLIO SECURITIES. To a limited extent, each Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Series can increase its income through the investment of the cash collateral. For purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Series to be the equivalent of cash. From time to time, the Series may return to the borrower or a third party which is unaffiliated with the Series, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Series must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Series must be able to terminate the loan at any time; (4) the Series must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Series may pay only reasonable custodian fees in connection with the loan. These conditions may be subject to future modification.

      TAXABLE INVESTMENTS. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

      Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

      Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

      Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance
Corporation.

      Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

      Repurchase agreements involve the acquisition by the Series of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Series under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Series which entered into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Series will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Series may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Manager will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Series may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

      SHORT-SELLING. The Fund may engage in short-selling. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will (a) maintain daily a segregated account, containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the securities sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

      ILLIQUID SECURITIES. If a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain restricted securities held by the Fund, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its portfolio during such period.

RISK FACTORS

      LOWER RATED BONDS. Each Series is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P and Fitch. Such bonds, though higher yielding, are characterized by risk. See "Description of the Fund--Risk Factors--Lower Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix B" for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. As stated above, once the rating of a bond in a Series' portfolio has been changed, the Manager will consider all circumstances deemed relevant in determining whether such Series should continue to hold the bond.

      Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by S&P, Moody's and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Series' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Series' portfolio and calculating such Series' net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

      These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

      The Fund may acquire these bonds during any initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      Lower rated zero coupon securities and pay-in-kind bonds, in which each Series may invest up to 5% of its net assets, involve special considerations. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds. Such zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Series may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

      INVESTING IN STATE MUNICIPAL OBLIGATIONS. Investors should review the information in "Appendix A," which provides a brief summary of special investment considerations and risk factors relating to investing in State Municipal Obligations.

INVESTMENT RESTRICTIONS

       The Fund has adopted the following investment restrictions (except as otherwise noted) as fundamental policies which will apply to each Series. These restrictions cannot be changed as to a Series without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "Act")) of such Series' outstanding voting shares. Investment restrictions numbered 3 and 6 are not fundamental policies and may be changed as to a Series by a vote of a majority of the Trustees at any time.
No Series may:

       1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

       2. Borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series' total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

       3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

       4. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

       5. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

       6. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series' net assets would be so invested.

       7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

       8. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend each Series' portfolio securities in an amount not to exceed
33-1/3% of the value of the Series' total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Trustees.

       9. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      10. Invest in companies for the purpose of exercising control.

      11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      For purposes of Investment Restriction No. 9, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

      The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Series shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of a Series and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Series in the state involved.

      In addition, although not fundamental policies, the Pennsylvania Series may vary its portfolio investments only to
(i) eliminate unsafe investments and investments not consistent with the preservation of capital or the tax status of investments of the Pennsylvania Series; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from securities in like securities; or (iv) defray ordinarily administrative expenses.

      While not a fundamental policy, the Texas Series will not invest in real estate limited partnerships.


                           MANAGEMENT OF THE FUND

      Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is deemed to be an "interested person" of the Fund (as defined in the Act) is indicated by an asterisk.

TRUSTEES OF THE FUND

CLIFFORD L. ALEXANDER, JR., TRUSTEE.  President of Alexander &
      Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and Equitable Resources, Inc., a producer and distributor of natural gas and crude petroleum. Mr. Alexander is also a Board member of 17 other funds in the Dreyfus Family of Funds. He is 61 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, TRUSTEE.  Shad Professor of Law, New York
      University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Professor Davis is also a Board member of 15 other funds in the Dreyfus Family of Funds. She is 52 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10012.

*JOSEPH S. DiMARTINO, Chairman of the Board.  Since January
      1995, Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and until August 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Hemingway, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a nationwide distributor of security products, chemicals and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc. Mr. DiMartino is also a Board member of 93 other funds in the Dreyfus Family of Funds. He is 51 years old and his address is 200 Park Avenue, New York, New York 10166.

ERNEST KAFKA, TRUSTEE. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. For more than the past five years, Dr. Kafka has held numerous administrative positions and has published many articles on subjects in the field of psychoanalysis. Dr. Kafka is also a Board member of 15 other funds in the Dreyfus Family of Funds. He is 62 years old and his address is 23 East 92nd Street, New York, New York 10128.

SAUL B. KLAMAN, TRUSTEE. Chairman and Chief Executive Officer of SBK Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989 and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. Dr. Klaman is also a Board member of 15 other funds in the Dreyfus Family of Funds. He is 75 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.

NATHAN LEVENTHAL, TRUSTEE. President of Lincoln Center for the Performing Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal serves as Chairman of Citizens Union, an organization which strives to reform and modernize City and State government. Mr. Leventhal is also a Board member of 15 other funds in the Dreyfus Family of Funds. He is 52 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.

      For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Trustees of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

      Ordinarily meetings of shareholders for the purpose of electing Trustees will not be held unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

      The Fund typically pays its Trustees an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. The aggregate amount paid to each Trustee by the Fund, for the fiscal year ended April 30, 1995, and, by all funds in the Dreyfus Family of Funds for which such person is a Board member for the year ended December 31, 1994, were as follows:






                                                                                                     (5)
                                                          (3)                                       TOTAL
                                 (2)               PENSION OR                  (4)               COMPENSATION FROM
     (1)                    AGGREGATE           RETIREMENT BENEFITS        ESTIMATED ANNUAL       FUND AND FUND
    NAME OF BOARD         COMPENSATION FROM      ACCRUED AS PART OF      BENEFITS UPON           COMPLEX PAID TO
      MEMBER                     FUND*            FUND'S EXPENSES         RETIREMENT               BOARD MEMBER
------------------        -----------------     -------------------       -----------------       ----------------
Clifford L. Alexander, Jr          $4,000              none                     none              $ 73,210

Peggy C. Davis                     $4,250              none                     none              $ 61,751

Joseph S. DiMartino                $4,375**            none                     none              $445,000***

Ernest Kafka                       $3,750              none                     none              $ 61,001

Saul B. Klaman                     $4,250              none                     none              $ 61,751

Nathan Leventhal                   $4,250              none                     none              $ 61,751

*  Amount does not include reimbursed expenses for attending Board meetings, which amounted to $266 for all Trustees as a group.
**    Estimated amount for the current fiscal year ending April 30, 1996.

***   Estimated amount for the year ending December 31, 1995.

OFFICERS OF THE FUND

MARIE E. CONNOLLY, PRESIDENT AND TREASURER.  President and Chief
   Operating Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., a wholly-owned subsidiary of The Boston Company, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors,
Inc.
   She is 37 years old.

JOHN E. PELLETIER, VICE PRESIDENT AND SECRETARY.  Senior Vice
   President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as
   Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray, and prior to August 1990, he was employed as an Associate at Sidley & Austin. He is 30 years old.

FREDERICK C. DEY, VICE PRESIDENT AND ASSISTANT TREASURER.
Senior
   Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager.
   From 1988 to August 1994, he was Manager of the High
   Performance Fabric Division of Springs Industries Inc.  He is
   33 years old.

ERIC B. FISCHMAN, VICE PRESIDENT AND ASSISTANT SECRETARY.
   Associate General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.

JOSEPH S. TOWER, III, ASSISTANT TREASURER.  Senior Vice
   President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc.
where
   he held various management positions in the Corporate Finance and Treasury areas. He is 32 years old.

JOHN J. PYBURN, ASSISTANT TREASURER.  Assistant Treasurer of the
   Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 59 years old.

PAUL FURCINITO, ASSISTANT SECRETARY. Assistant Vice President of
   the Distributor and an officer of other investment companies advised or administered by the Manager. From January 1992 to July 1994, he was a Senior Legal Product Manager, and from January 1990 to January 1992, a mutual fund accountant, for The Boston Company Advisors, Inc. He is 28 years old.

RUTH D. LEIBERT, ASSISTANT SECRETARY. Assistant Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, a registered investment company. From March 1990 until September 1991, she was Development Director of
The
   Rockland Center for the Arts.  She is 50 years old.

   The address of all officers of the Fund is 200 Park Avenue, New York, New York 10166.

   Trustees and officers of the Fund, as a group, owned less than
1% of the Fund's shares of beneficial interest outstanding on July 13, 1995.

   As of July 17, 1995, the following persons owned 5% or more of the outstanding shares of beneficial interest of the Fund; Arizona Series Class A: Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL - 6.8%; Arizona Series Class B: Merrill Lynch/FDS, Jacksonville, FL - 10.43%; Colorado Series Class A:
Major Trading Corporation, New York, NY - 36.69%; Colorado Series Class B: Major Trading
Corporation, New York, NY - 11.66%; Smith Barney Inc., New York, NY - 6.20%; Connecticut Series Class A: Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL - 8.13%; Connecticut Series Class B: Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL - 6.38%; Florida Series Class A: Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville FL - 5.07%; Florida Series Class B: Merrill Lynch/FDS, Jacksonville, FL - 7.14%; Georgia
Series Class B: Merrill Lynch Pierce Fenner & Smith, Inc., Jacksonville, FL - 15.70%; Maryland Series Class A: Stephens Inc., Little Rock, AR - 6.00%; Maryland Series Class B: Merrill Lynch/FDS, Jacksonville, FL - 5.29%; Massachusetts Series Class
B: Edwin J. Buczak, Worchester, MA - 5.33%;
Michigan Series
Class A: Merrill Lynch Pierce Fenner & Smith, Inc.,
Jacksonville,
FL - 6.92%; Michigan Series Class B: Merrill Lynch/FDS, Jacksonville, FL - 9.02%; North Carolina Series
Class A: Merrill Lynch Pierce Fenner & Smith, Inc.,
Jacksonville,
FL - 7.12%; Ohio Series Class A: BHC Securities, Philadelphia, PA - 5.42%; Oregon Series Class A: Major
Trading Corporation, New York, NY - 43.04%; and Oregon Series Class B: Major Trading Corporation, New York, NY - 51.26%, Prudential Securities FBO Elwood Mead & Erma V. Mead, JT TEN, Wilsonville, OR - 12.74%, Smith Barney, Inc., New York, NY 5.32%. A shareholder who beneficially owned, directly or indirectly, 25% or more of a Series' voting securities may be deemed to be a "control person" (as defined in the Act) of that Series.


                              MANAGEMENT AGREEMENT

   THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN
CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED
"MANAGEMENT OF THE FUND."

   The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Fund dated August 24, 1994. As to each Series, the Agreement is subject to annual approval by (i) the Fund's Board of Trustees or
(ii) vote of a majority (as defined in the Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by
a majority of the Trustees who are not "interested persons"
(as defined in the Act) of the Fund or the Manager,
by vote cast in person at a meeting called for
the purpose of voting on such approval. The Agreement was last approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the
Agreement, at a meeting held on July 20, 1994. Shareholders of each Series approved the Agreement on August 3, 1994. The Agreement is terminable without penalty, as to each Series, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of such Series' shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).

   The following persons are officers and/or directors of the
Manager:  Howard Stein, Chairman of the Board and Chief
Executive
Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen
E. Canter, Vice Chairman, Chief Investment Officer and a director;Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration; Paul H. Snyder, Vice President-Finance and Chief
Financial Officer; Daniel C. Maclean, Vice President and General Counsel; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; Henry D. Gottmann, Vice President-Retail Sales and Service; William F. Glavin, Jr., Vice President-Product Management; Mark N. Jacobs, Vice President-Legal and Secretary; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Katherine C. Wickham, Vice President-Human Resources; Andrew S. Wasser, Vice President-Information Services; Elvira Oslapas, Assistant Secretary; Maurice Bendrihem, Controller; and Mandell
L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.

   The Manager manages each Series' portfolio of investments in accordance with the stated policies of such Series, subject to the approval of the Fund's Board of Trustees. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board of Trustees to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, Jill C. Shaffro, L. Lawrence Troutman, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

   All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Trustees who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and
meetings, and any extraordinary expenses.   Class A, Class B and
Class C shares are subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. In addition,
Class B and Class C shares are subject to an annual distribution fee for distributing the relevant Class of shares pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the
Act. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board of Trustees, including, but not limited to, proportionately in relation to the net assets of each Series.

   The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

   As compensation for the Manager's services to the Fund, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .55 of 1% of the value of each Series' average daily net assets. For the fiscal years ended April 30, 1993, 1994 and 1995, the management fee payable, the reduction in such fee and the net management fee paid for each Series was as set forth below:


SERIES                   MANAGEMENT FEE PAYABLE                        REDUCTION IN FEE
-------            -------------------------------------      ---------------------------------
                     1993           1994          1995          1993         1994       1995
                   -----------    ---------  -----------      --------      --------  ---------
Arizona            $    12,227<F1>$ 77,253   $   106,761      $ 12,227      $ 77,253   $106,761
Colorado                     -            -       16,404<F2>         -             -     16,404<F2>
Connecticut          1,780,354    2,222,426    2,082,924       694,635       378,489     35,533
Florida              1,496,430    1,811,102    1,599,553       589,747       328,323     27,718
Georgia                 20,072<F1>  120,183      149,119        20,072       120,183    149,119
Maryland             1,634,121    2,079,227    1,901,194       663,156       375,233     32,614
Massachusetts          406,583      466,331      426,673       179,550        95,389      7,190
Michigan               910,442    1,124,896    1,074,186       411,882       219,841     18,112
Minnesota              745,093      952,683      943,548       328,657       184,360     15,888
North Carolina         228,381      533,032      535,236       228,381       475,442    297,996
Ohio                 1,489,944    1,811,687    1,707,720       629,804       386,259     28,783
Oregon                       -            -       15,174<F2>        -             -      15,174<F2>
Pennsylvania         1,406,107    1,544,000    1,589,232       472,202       317,330     26,631
Texas                  301,425      503,485      485,593       301,425       503,485    485,593
Virginia               227,861      464,237      496,788       227,861       464,237    496,788
______________
    1  For the period from September 3, 1992 (commencement of operations) through April 30, 1993.
    2  For the period from May 6, 1994 (commencement of operations) through April 30, 1995.

SERIES                  NET FEE PAID
------       -----------------------------------
                1993         1994        1995
             ---------     --------    ---------
Arizona    $      -0-<F1>  $    -0-     $    -0-
Colorado             -           -           -0-<F2>
Connecticut  1,085,719     1,843,937   2,047,391
Florida        906,683     1,482,779   1,571,835
Georgia            -0-           -0-         -0-
Maryland       970,965     1,703,994   1,868,580
Massachusetts  227,033       370,942     419,483
Michigan       498,560       905,055   1,056,074
Minnesota      416,346       768,323     927,660
North Carolina     -0-        57,590     237,240

SERIES                     NET FEE PAID
------            ----------------------------
                  1993        1994        1995
                  ------      ---------  ---------
Ohio              860,140     1,425,428  1,678,937
Oregon            -           -           -0-<F2>
Pennsylvania      933,905     1,226,670  1,562,601
Texas             -0-         -0-         -0-
Virginia          -0-         -0-         -0-

______________
[FN]1 For the period from September 3, 1992 (commencement of operations) through April 30, 1993.
[FN]2 For the period from May 6, 1994 (commencement of operation s)
      through April 30, 1995.

      The Manager has agreed that if in any fiscal year the aggregate expenses of each Series, exclusive of taxes, brokerage , interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series' net assets increases.


                             PURCHASE OF FUND SHARES

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ
IN
CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED
"HOW TO BUY FUND SHARES."

      THE DISTRIBUTOR. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Premier Family of Funds, for the funds in the Dreyfus Family of Funds and for certain other investment companies.

      USING FEDERAL FUNDS. The Shareholder Services Group, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected
Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

      SALES LOADS--CLASS A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to
Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

      TELETRANSFER PRIVILEGE. TELETRANSFER purchase orders may be made between the hours of 8:00 a.m. and 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open. Such purchases will be credited to the shareholder's Fund account on the next bank business day. To qualify to use the TELETRANSFER Privilege, the initial payment for the purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Fund's Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--TELETRANSFER Privilege."

      OFFERING PRICE. Based upon each Series' net asset value at the close of business on April 30, 1995, the maximum offering price of the Fund's Class A and Class B shares would have been as follows (Class C shares were not offered as of April 30, 1995):

                                             ARIZONA      COLORADO        CONNECTICUT       FLORIDA
                                             SERIES       SERIES            SERIES           SERIES
                                             -------      --------        -----------       -------
Class A Shares:
  NET ASSET VALUE, per share                 $12.74        $12.43            $11.76           $14.51
  Sales load for individual sales of shares
    aggregating less than $50,000 - 4.5%
    of offering price
    (approximately 4.7% of net asset
    value per share). . . . . . . .             .60           .58               .55             .68
  Offering price to public. . . . .          $13.34        $13.01            $12.31          $15.19

Class B Shares:
  NET ASSET VALUE, redemption price and
    offering price to public*                $12.75        $12.43            $11.76          $14.51


                                            GEORGIA        MARYLAND       MASSACHUSETTS     MICHIGAN
                                             SERIES         SERIES          SERIES          SERIES
                                             -------      --------        -------------     -------
Class A Shares:
  NET ASSET VALUE, per share                  $12.80       $12.54           $11.53          $15.14
  Sales load for individual sales of shares
    aggregating less than $50,000 - 4.5%
    of offering price
    (approximately 4.7% of net asset
    value per share). . . . . . . .              .60           .59             .54             .71
  Offering price to public. . . . .           $13.40        $13.13          $12.07          $15.85
Class B Shares:
  NET ASSET VALUE, redemption price and
    offering price to public*                 $12.80        $12.54          $11.52          $15.13

                                                           NORTH
                                           MINNESOTA    CAROLINA            OHIO            OREGON
                                            SERIES       SERIES            SERIES           SERIES
                                            ------       ------            ------           ------
Class A Shares:
  NET ASSET VALUE, per share                 $14.90        $12.72           $12.62           $12.95
  Sales load for individual sales of shares
    aggregating less than $50,000 - 4.5%
    of offering price
    (approximately 4.7% of net asset
    value per share). . . . . . . .             .70           .60              .59              .61
  Offering price to public. . . . .          $15.60        $13.32           $13.21           $13.56

Class B Shares:
  NET ASSET VALUE, redemption price and
    offering price to public*                $14.92        $12.71           $12.63           $12.95


                                           PENNSYLVANIA   TEXAS            VIRGINIA
                                             SERIES       SERIES            SERIES

Class A Shares:
  NET ASSET VALUE, per share                  $16.12      $20.69            $16.03
  Sales load for individual sales of shares
    aggregating less than $50,000 - 4.5%
    of offering price
    (approximately 4.7% of net asset
    value per share). . . . . . . .             .76         .97                .75
  Offering price to public. . . . .          $16.88      $21.66             $16.78

Class B Shares:
  NET ASSET VALUE, redemption price and
    offering price to public*                $16.11      $20.69             $16.03



*Class B shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Redeem Fund Shares" in the Fund's Prospectus.

      REOPENING AN ACCOUNT. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ
IN
CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED
"DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN."

      Class A, Class B and Class C shares are subject to a Shareholder Services Plan and Class B and Class C shares only are subject to a Distribution Plan.

      DISTRIBUTION PLAN. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Trustees has adopted such a plan (the "Distribution Plan") with respect to the
Class B and Class C shares of each Series, pursuant to which the Fund pays the Distributor for distributing the relevant Class of shares. The Fund's Board of Trustees believes that there is a reasonable likelihood that the Distribution Plan will benefit the
Fund and the holders of each Series' relevant Class of shares. In some states, certain institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

      A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review.
In
addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the relevant Class of shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.

The Distribution Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" at a meeting held on April 12, 1995 and by the Fund's shareholders on August 3, 1994. As to the relevant Class of shares, the Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan, or by vote of the holders of a majority of the outstanding shares of such Class.

      For the period from May 1, 1994 through August 23, 1994, each Series paid Dreyfus Service Corporation, as former distributor, the following amounts with respect to Class B under the Distribution Plan:

                                       AMOUNT CHARGED
                  SERIES                  CLASS B
                  -------              --------------
                  Arizona               $ 11,124
                  Colorado                 1,410<F1>
                  Connecticut             53,190
                  Florida                 36,592
                  Georgia                $27,219
                  Maryland                49,777
                  Massachusetts            6,115
                  Michigan                23,763
                  Minnesota               34,128
                  North Carolina          63,468
                  Ohio                    45,293
                  Oregon                     735<F1>
                  Pennsylvania            98,376
                  Texas                   26,110
                  Virginia                40,954
__________________________
[FN]1  From May 6, 1994 (commencement of operations) to August
23,
       1994.

      For the period from August 24, 1994 through April 30,
1995,
each Series paid the Distributor the following amounts with respect to Class B shares under the Distribution Plan:


                                    AMOUNT CHARGED
                  SERIES               CLASS B
                  -------           --------------
                  Arizona                 $26,079
                  Colorado                  9,770
                  Connecticut             117,044
                  Florida                  82,256
                  Georgia                  61,066
                  Maryland                112,582
                  Massachusetts            13,418
                  Michigan                 52,967
                  Minnesota                75,643
                  North Carolina          136,431
                  Ohio                    104,049
                  Oregon                    4,598
                  Pennsylvania            226,769
                  Texas                    56,193
                  Virginia                 93,928

      There were no payments made under the Distribution Plan with respect to Class C shares during the fiscal year ended April 30, 1995, as Class C shares had not yet been offered.

      SHAREHOLDER SERVICES PLAN. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively "Service Agents") in respect of these services.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Shareholder Services Plan provides that it may not be amended without approval of the Board of Trustees, and by the Trustees who are not "interested persons"
(as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was so approved on April 12, 1995. As to each Series, the Shareholder Services Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

      For the period from May 1, 1994 through August 23, 1994, each Series paid Dreyfus Service Corporation, as former distributor, the following amounts with respect to Class A and Class B, under the Shareholder Services Plan:


SERIES                  CLASS A                CLASS B
Arizona               $  9,574                $  5,562
Colorado                   368<F1>                 937<F1>
Connecticut            284,876                  26,594
Florida                224,083                  18,296
Georgia                  7,959                  13,610
Maryland               260,906                  24,888
Massachusetts           60,131                   3,058
Michigan               147,668                  11,774
Minnesota              122,540                  17,064
North Carolina          52,956                  31,456
Ohio                   229,922                  22,647
Oregon                    527<F1>                  368<F1>
Pennsylvania          184,959                   49,188
Texas                  60,108                   13,056
Virginia               51,924                   20,477
___________________________________
[FN]1     From May 6, 1994 (commencement of operations) to
          August 23, 1994.

      For the period from August 24, 1994 through April 30,
1995,
each Series paid the Distributor the following amounts with respect to Class A and Class B under the Shareholder Services
Plan:

SERIES                      CLASS A                  CLASS B
------                      -------                  -------
Arizona                     $ 20,352                  $13,040
Colorado                       1,498                    4,653
Connecticut                  576,791                   58,523
Florida                      443,562                   41,128
Georgia                       15,680                   30,533
Maryland                     522,094                   56,291
Massachusetts               $124,045                 $  6,708
Michigan                     302,233                   26,591
Minnesota                    251,460                   37,821
North Carolina                90,383                   68,494
Ohio                         471,643                   52,024
Oregon                         3,703                    2,299
Pennsylvania                 347,846                  113,385
Texas                        119,464                   28,096
Virginia                     106,447                   46,965

      There were no payments made under the Shareholder Services
Plan with respect to Class C during the fiscal year ended April
30, 1995, as Class C shares had not been offered.


                       REDEMPTION OF FUND SHARES

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ
IN
CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED
"HOW TO REDEEM FUND SHARES."

      CHECK REDEMPTION PRIVILEGE - CLASS A SHARES. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemptio n
Checks ("Checks") with respect to Class A shares, drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor' s agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

    If the amount of the Check is greater than the value of the Class A shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      TELETRANSFER PRIVILEGE. Investors should be aware that if they have selected the TELETRANSFER Privilege, any request for a TELETRANSFER transaction will be effected through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--TELETRANSFER Privilege."

      SHARE CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

      REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a
Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission.
In
the case of requests for redemption in excess of such amount, the
Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series' portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. In connection with a redemption request where the Fund delivers in-kind securities instead of cash to an investor, the in-kind securitie s will be readily marketable securities.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ
IN
CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED
"SHAREHOLDER SERVICES."

      FUND EXCHANGES. Class A, Class B and Class C shares of the
Fund may be exchanged for shares of the respective Class of Bcertain other funds advised or administered by the Manager. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

  A. Class A shares of funds purchased without a sales load may be exchanged for Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

  B. Class A shares of funds purchased with or without a sales load may be exchanged without a sales load for Class A shares of other funds sold without a sales load.

  C. Class A shares of funds purchased with a sales load, Class A shares of funds acquired by a previous exchange from Class A shares purchased with a sales load, and additional Class A shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

  D. Class B or Class C shares of any fund may be exchanged for the same Class of shares of other funds without a sales load. Class B or Class C shares of any fund exchanged for the same Class of shares of another fund will be subject to the higher applicable contingent deferred sales charge ("CDSC") of the two exchanged funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item C above, an investor's Service Agent must notify the Transfer Agent of the investor's prior ownership of such Class A shares and the investor's account number.

      To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

      To establish a Personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the same Class of the funds in the Dreyfus Family of Funds. To exchange shares held in Personal Retirement Plans, the shares exchanged must have a current value of at least $100.

      AUTO-EXCHANGE PRIVILEGE. The Auto-Exchange Privilege permits an investor to purchase, in exchange for Class A, Class B or Class C shares of a Series, shares of the same Class of one of the other Series or another fund in the Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the series or fund being acquired may legally be sold.
Shares may be exchanged only between accounts having identical names and other identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan. Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.

      DIVIDEND SWEEP. Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds that are offered without a sales load.

      B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

      D. Dividends and distributions paid with respect to Class B or Class C shares by a fund may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.


                        DETERMINATION OF NET ASSET VALUE

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ
IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS
ENTITLED "HOW TO BUY FUND SHARES."

      VALUATION OF PORTFOLIO SECURITIES. Each Series' investments are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of:
yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board of Trustees. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and, fees pursuant to the Shareholder Services Plan, with respect to Class A, Class B and Class C shares, and fees pursuant to the Distribution Plan, with respect to Class B and Class C shares only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series' shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                 DIVIDENDS, DISTRIBUTIONS AND TAXES

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ
IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS
ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES."

      Management believes that each Series qualified as a "regulated investment company" under the Code for the fiscal year ended April 30, 1995, and each Series intends to continue to so qualify, so long as such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Series must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. Accordingly, a Series may be restricted in the selling of securities held for less than three months, and in the utilization of certain of the investment techniques described in the Prospectus under "Description of the Fund--Investment Techniques." The Code, however, allows a Series to net certain offsetting positions making it easier for the Series to satisfy the 30% test. The terms "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment.
Such a distribution would be a return on investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of any gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

      Under Section 1256 of the Code, gain or loss a Series realizes from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, such futures and options remaining unexercised at the end of a Series' taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series characterized in the manner described above.

      Offsetting positions held by a Series involving certain futures and options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

      If a Series were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Series may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a Series may differ. If no election is made to the extent the "straddle" and the conversion transaction rules apply to positions established by a Series, losses realized by a Series will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains or ordinary income.

      Investment by a Series in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, a Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                      PORTFOLIO TRANSACTIONS

      Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

      Each Series anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when each Series deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, each Series' annual portfolio turnover rate may exceed 100% in particular years.

      The amount of transactions during the last fiscal year in newly issued debt instruments in fixed price public offerings directed to an underwriter or underwriters in consideration of, among other things, research services for the Florida Series was $1,550,384.

                       PERFORMANCE INFORMATION

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ
IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS
ENTITLED "PERFORMANCE INFORMATION."

      Class C shares had not been offered as of the date of the financials and, therefore, no performance data is provided for Class C.

      The current yield for the 30-day period ended April 30, 1995, for Class A and Class B of each Series was as follows:

                        CURRENT           NET OF ABSORBED
SERIES                    YIELD             EXPENSES<F1>
-------                 -------             ----------
CLASS A:
Arizona                   5.64                     4.68
Colorado                  5.86                     4.34
Connecticut               5.08                     -
Florida                   5.31                     -
Georgia                   5.46                     4.73
Maryland                  4.94                     -
Massachusetts             4.87                     -
Michigan                  4.96                     -
Minnesota                 4.80                     -
North Carolina            5.26                     5.01
Ohio                      5.13                     -
Oregon                    5.57                     4.31
Pennsylvania              5.27                     -
Texas                     5.57                     5.04
Virginia                  5.47                     4.94

                        CURRENT           NET OF ABSORBED
SERIES                   YIELD             EXPENSES<F1>
------                   -----             ------------
CLASS B:
Arizona                   5.40                     4.38
Colorado                  5.62                     4.03
Connecticut               4.78                     -
Florida                   4.92                     -
Georgia                   5.21                     4.45
Maryland                  4.64                     -
Massachusetts             4.57                     -
Michigan                  4.67                     -
Minnesota                 4.49                     -
North Carolina            4.99                     4.73
Ohio                      4.83                     -
Oregon                    5.31                     3.97
Pennsylvania              5.00                     -
Texas                     5.30                     4.75
Virginia                  5.21                     4.66
____________________________
[FN]1 This column sets forth current yield had expenses not been absorbed.

Current yield is computed pursuant to a formula which operates as follows: The amount of each Series' expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Series during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Based upon the 1995 combined (except where noted) Federal and applicable State tax rate specified below, the tax equivalent yield for the 30-day period ended April 30, 1995, for Class A and Class B of each Series was as follows:

                              TAX EQUIVALENT     NET OF ABSORBED
SERIES             TAX RATE         YIELD        EXPENSES<F1>
------             --------    -------------     ------------
CLASS A:
Arizona               43.77         10.03              8.32
Colorado              42.62         10.21              7.56
Connecticut           42.32          8.81              -
Florida<F2>           39.60          8.79              -
Georgia               43.22          9.62              8.33
Maryland              42.62          8.61              -
Massachusetts         46.85          9.16              -
Michigan              42.26          8.59              -
Minnesota             44.73          8.68              -
North Carolina        44.28          9.44              8.99
Ohio                  44.13          9.18              -
Oregon                45.04         10.13              7.84
Pennsylvania          41.29          8.98              -
Texas<F2>             39.60          9.22              8.34
Virginia              43.07          9.61              8.68

CLASS B:
Arizona               43.77          9.60              7.79
Colorado              42.62          9.79              7.02
Connecticut           42.32          8.29              -
Florida<F2>           39.60          8.15              -
Georgia               43.22          9.18              7.84
Maryland              42.62          8.09              -
Massachusetts         46.85          8.60              -
Michigan              42.26          8.09              -
Minnesota             44.73          8.12              -
North Carolina        44.28          8.96              8.49
Ohio                  44.13          8.65              -
Oregon                45.04          9.66              7.22
Pennsylvania          41.29          8.52              -
Texas<F2>             39.60          8.77              7.86
Virginia              43.07          9.15              8.19
____________________________
[FN]1 This column sets forth tax equivalent yield had expenses not been absorbed.
[FN]2 Federal tax rate only. No state personal income tax imposed during 1995.

Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt.

      The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 39.60% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      The average annual total return for the periods indicated for Class A of each Series was as follows:

                 1-YEAR PERIOD    5-YEAR PERIOD            7.926-YEAR PERIOD
SERIES     ENDED APRIL 30, 1995   ENDED APRIL 30, 1995     ENDED APRIL 30, 1995
------     --------------------   --------------------     --------------------
Arizona         2.61                     4.99<F1>             -
Colorado        0.99<F2>                 -                    -
Connecticut     0.70                     6.99                 7.18
Florida         1.91                     7.76                 9.30
Georgia         2.05                     4.99<F1>             -
Maryland        1.70                     7.27                 6.47
Massachusetts   0.95                     7.43                 6.63
Michigan        1.85                     8.00                 8.85
Minnesota       2.35                     7.44                 7.93
North Carolina  0.94                     6.42<F3>              -
Ohio            0.86                     7.63                 4.73
Oregon          5.08<F2>                  -                    -
Pennsylvania    1.88                     7.87                 7.63<F4>
Texas           2.79                     8.24                10.72
Virginia        1.63                     6.96<F3>              -
____________________________
     1   For the 2.658 year period ended April 30, 1995.
     2   For the 0.989 year period ended April 30, 1995.
     3   For the 3.748 year period ended April 30, 1995.
     4   For the 7.753 year period ended April 30, 1995.

      The average annual total return since inception and for the periods indicated for Class B of each Series was as follows:

                  1-YEAR PERIOD             2.290-YEAR PERIOD
SERIES            ENDED APRIL 30, 1995      ENDED APRIL 30, 1995
------            --------------------      --------------------
Arizona             3.88                     5.04
Colorado            2.23<F1>                  -
Connecticut         2.00                     3.96
Florida             3.21                     4.56
Georgia             3.33                     4.75
Maryland            2.94                     4.09

                    1-YEAR PERIOD           2.290-YEAR PERIOD
SERIES              ENDED APRIL 30, 1995    ENDED APRIL 30, 1995

------              --------------------    --------------------
Massachusetts       2.18                     4.06
Michigan            3.04                     5.17
Minnesota           3.57                     4.80
North Carolina      2.12                     3.63
Ohio                2.08                     4.47
Oregon              6.51<F1>                  -
Pennsylvania        3.02                     4.62
Texas               4.05                     5.41
Virginia            2.83                     4.14
_________________________
[FN] 1  For the 0.989 year period ended April 30, 1995.

      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

      The total return for the period May 28, 1987 through April
30, 1995 (except where indicated) for Class A of each Series was as follows:

                BASED ON MAXIMUM     BASED ON NET ASSET
SERIES           OFFERING PRICE       VALUE PER SHARE
------           ---------------      ---------------
Arizona<F1>           13.82                19.20
Colorado<F2>           0.98                 5.75
Connecticut           73.25                81.44
Florida              102.40               112.01
Georgia<F1>           13.82                19.19
Maryland              64.35                72.11
Massachusetts         66.30                74.12
Michigan              95.84               105.02
Minnesota             83.11                91.80
North Carolina<F3>    26.25                32.25
Ohio                  44.22                50.97
Oregon<F2>             5.02                 9.98
Pennsylvania<F4>      76.79                85.15
Texas                124.10               134.64
Virginia<F3>          28.69                34.77
____________________________
[FN] 1 For the period from September 3, 1992 (commencement of operations) through April 30, 1995.
[FN] 2 For the period from May 6, 1994 (commencement of operations) through April 30, 1995.
[FN] 3  For the period from August 1, 1991 through
        (commencement of operations) April 30, 1995.
[FN] 4 For the period from July 30, 1987 through (commencement of operations) April 30, 1995.

      The total return for the period January 15, 1993 to April
30, 1995 (except where indicated) for Class B of each Series was as follows:

SERIES         BASED ON NET ASSET         BASED ON
CLASS B:         VALUE PER SHARE        MAXIMUM CDSC
-------          ---------------        ------------
Arizona             13.91                  11.91
Colorado<F1>         5.19                   2.21
Connecticut         11.27                   9.29
Florida             12.74                  10.75
Georgia             13.22                  11.22
Maryland            11.61                   9.62
Massachusetts       11.48                   9.53
Michigan            14.23                  12.24
Minnesota           13.34                  11.34
North Carolina      10.48                   8.51
Ohio                12.52                  10.53
Oregon<F1>           9.44                   6.44
Pennsylvania        12.89                  10.89
Texas               14.82                  12.82
Virginia            11.71                   9.74
____________________________
 [FN] 1 For the period from May 6, 1994 (commencement of operations) through April 30, 1995.

      Total return is calculated by subtracting the amount of the Series' net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period.
Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares which, if reflected, would reduce the performance quoted.

      From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not as representative of the Fund's past or future performance.

      From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation. Advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Fund, also may refer to Morningstar ratings and related analyses supporting such ratings.

      The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

                    INFORMATION ABOUT THE FUND

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ
IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS
ENTITLED "GENERAL INFORMATION."

      Each Series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Series' shares have no preemptive or subscription rights and are freely transferable.

      The Fund sends annual and semi-annual financial statements to all its shareholders.

      The Manager's legislative efforts led to the 1976
Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over twenty-five billion dollars in tax exempt assets.


              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,

                    COUNSEL AND INDEPENDENT AUDITORS

      The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9617, is the Fund's transfer and dividend disbursing agent. Neither The Bank of New York nor The Shareholder Services Group, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

      Stroock & Stroock & Lavan, 7 Hanover Square, New York,
New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York
10019, independent auditors, have been selected as auditors of the Fund.

                          APPENDIX A

                   RISK FACTORS -- INVESTING
                IN STATE MUNICIPAL OBLIGATIONS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

     Arizona Series . . . . . . . . . . . . . . . . . .  B-38
     Colorado Series. . . . . . . . . . . . . . . . . .  B-42
     Connecticut Series . . . . . . . . . . . . . . . .  B-47
     Florida Series . . . . . . . . . . . . . . . . . .  B-50
     Georgia Series . . . . . . . . . . . . . . . . . .  B-55
     Maryland Series. . . . . . . . . . . . . . . . . .  B-60
     Massachusetts Series . . . . . . . . . . . . . . .  B-62
     Michigan Series. . . . . . . . . . . . . . . . . .  B-65
     Minnesota Series . . . . . . . . . . . . . . . . .  B-70
     North Carolina Series. . . . . . . . . . . . . . .  B-74
     Ohio Series. . . . . . . . . . . . . . . . . . . .  B-80
     Oregon Series. . . . . . . . . . . . . . . . . . .  B-86
     Pennsylvania Series. . . . . . . . . . . . . . . .  B-91
     Texas Series . . . . . . . . . . . . . . . . . . .  B-99
     Virginia Series. . . . . . . . . . . . . . . . . .  B-105

ARIZONA SERIES

     Arizona's population increased by approximately 35% during the 10-year period from 1980 to 1990, ranking Arizona as the third fastest growing State in the country for the period. Over the past several decades, the State has outpaced most other regions of the country in other major categories of growth, including personal income, gross State product and job creation. While the rate of growth has increased in recent years, growth slowed during the late 1980s and early 1990s.

     The State's principal economic sectors include services, trade, government, manufacturing, tourism, travel, mining, agriculture and the military. About 65% of total non-agricultural employment comes from manufacturing, services and trade. While mining and agricultural employment have diminished over the last twenty-five years, significant job growth has occurred in aerospace and high technology, construction, finance, insurance and real estate. Arizona's economy, however, has been adversely affected by problems in the real estate industry, including an excessive supply of commercial, residential and retail buildings and severe problems with Arizona-based savings and loan associations, many of which have been or are in the process of being liquidated by the Resolution Trust Corporation. In addition, current and proposed reductions in Federal military expenditures are expected to cause difficulties with the State's economy. Defense-related business plays an important role in Arizona's economy, particularly in the manufacturing sector, and reductions in the defense budget could adversely affect these businesses. These factors are expected to negatively impact Arizona's economy for the foreseeable future. In addition, while Arizona's political climate has stabilized with the passage in 1992 of a paid State holiday honoring Dr. Martin Luther King, Jr., Arizona earlier experienced a number of political difficulties, including the impeachment and removal from office of the State's governor, and the conviction of several State legislators in connection with alleged payments for votes to approve legalized gambling.

     Arizona's unemployment rate, as of April 1995, was 5.1%, a decrease of close to 2.0% from 1994. Per capita income levels are less than the United States average (85% of the United States average in 1991) and Arizona's average annual growth rate of per capita income has been less than the United States average for several years. Arizona's per capita income growth rate in 1994 and 1995, however, has exceeded that of the United States. The former trend of lower personal income growth likely resulted from the fact that Arizona has a higher percentage of its employment in the service sector and a lower percentage of its employment in the manufacturing sector than the United States average. In recent years, however, Arizona has seen an increased in manufacturing employment. This slow growth in per capita income, if it recurs, could adversely affect both State and local budgets in the near future.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, the State, in the past, has used a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to stop the tax increase until the voters could consider it at the general election. A court determined that the referendum could not be used to stop this tax increase, so that tax increase went into effect. Since then, legislators have been reluctant to increase taxes, despite heightened demands for services due to the State's growing population and the general recession. Moreover, in 1992, Arizona voters adopted an initiative, Proposition 108, which requires a two-thirds vote by the Legislature for any future tax or fee increase. This makes any future tax increase more difficult to achieve.

     Arizona's budget picture has stabilized in recent years. The 1991-92 budget contained no tax increase, but the Legislature was called into special session twice to adjust aspects of that budget due to projected deficits. The 1992-93 budget, the 1993-94 budget, the 1994-95 budget and the 1995-96 budget all provided tax decreases, and relied solely on spending cuts to balance the budget. After eight years of contrary experience, there was no need for a mid-year correction to balance the 1992-93, 1993-94 and 1994-95 budgets. The largest part of the spending cuts for these budget years came from cuts in State aid to education and in Arizona's Medicaid program. Substantial revenue increases permitted a balanced 1994-95 budget without any such spending cuts, and with a $100 million personal income tax cut. Similarly, the 1994-95 budget made few spending cuts, and included a $200 million personal income tax cut beginning in 1995 and a $200 million property tax cut beginning in 1996.

     The largest impact of the tax cuts adopted in 1992 through 1995 will take place in future years, which could have the effect -- especially in light of Proposition 108 -- of making it difficult to meet the increased demands for services for Arizona's growing population even if the Arizona economy improves. Although revenue growth has been healthy in recent years, revenue may decline if the economy slows. Projections by the Joint Legislative Budget Committee ("JLBC") staff in 1993 suggest that there will be a need for either further spending cuts or tax increases to balance the budget in future fiscal years. These projections show continued growth in school populations, Medicaid participants and prison beds that could increase at a rate faster than revenue growth. The most likely budget cut will be the refusal of the Legislature to fund an otherwise required $100 million contribution to a Budget Stabilization Fund, which is a "rainy day" fund designed to accumulate revenues for use in recessionary years. In the 1993-94 budget, for example, only $42 million was put into this fund, while $78 million was required by statute. In 1995, the Legislature capped the fund at five percent of revenue, which will mean that no new contributions are likely to be made after the 1996 fiscal year.

     Arizona law also requires municipalities to maintain balanced budgets. The slower economy has strained their budgets. For example, the 1992-93 annual budget for the City of Phoenix, for the first time in the city's history, was less than the prior year's budget. Moreover, the State tax cuts in 1992 through 1995 will have the effect of worsening the budget picture in future years because municipalities in Arizona rely heavily on State-shared revenues. It is likely that municipalities in Arizona will need to either increase taxes or reduce spending to compensate for this lost State-shared revenue. The budget picture could get worse, depending on how the legislature treats State-shared revenue programs when setting the future State budgets.

     The State general fund is funded primarily by sales and income taxes, with only a small contribution by property taxes. In fiscal year 1995, the total general fund revenues were estimated at $4,278,400,000. Of this amount, 44.6% will be raised by sales taxes, 37.0% will be raised by income taxes, and 4.4% will be raised by property taxes. Other revenue sources, such as luxury taxes, the lottery and insurance premium taxes, will constitute 14.0% of this revenue. These revenue components change little from year to year. Over half of the general fund is appropriated for K-12 and university education (54% in fiscal year 1995).
Other major budget items include Medicare (11%), social welfare programs (9%) and corrections (8%). As is the case with other States, Medicare expenditures have been the fastest growing part of the State budget.

     Municipalities also rely on a variety of revenue sources. While municipalities cannot collect an income tax, they do impose sales and property taxes. Municipalities also rely on State-shared revenues. In fiscal year 1992, the total State-shared sales tax revenue to countries and cities was $430.7 million. Additionally, cities received $176.1 million in State-shared income tax revenues. School districts are funded by a combination of local property taxes and State assistance. In fiscal year 1995, State assistance of $1.461 billion was appropriated to school districts.

     Arizona's Constitution limits the amount of debt that may be contracted by the State to $350,000. This, as a practical matter, precludes the use of general revenue bonds for State projects. In recent years, however, the State has used lease-purchase financing to finance several university, court and prison building projects. The legislature has not treated these lease-purchase financing projects as subject to the constitutional debt limit, and there has been no legal challenge to the use of lease-purchase financing as a means of financing State capital projects. Additionally, certain other issuers have the power to issue obligations which affect the whole or large portions of the State. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Transportation Board of the State of Arizona Department of Transportation may issue debt for highways that is payable from revenues generated from State gasoline taxes, motor vehicle registration fees, and other automobile taxes and fees. The three Arizona universities may issue debt for university building projects payable from tuition and other fees. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a Federal reclamation project and an electric system which generates, purchases and distributes electric power to residential, commercial, industrial and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue debt payable from a number of sources.

     Arizona's Constitution also restricts the debt of certain of the State's political subdivisions. No county, city, town, school district or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (i) under no circumstances may any county or school district of the State become indebted in an amount exceeding fifteen percent (or thirty percent in the case of a unified school district) of such taxable property and (ii) any incorporated city or town of the State with such assent may be allowed to become indebted in up to a twenty percent additional amount for (a) supplying such city or town with water, artificial light or sewers, when the works for supplying such water, light or sewers are or will be owned and controlled by the municipality and (b) acquiring and developing land or interests therein for open space preserves, parks, playgrounds and recreational facilities. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts, however, are exempt from such restrictions of the constitution.

     Annual property tax levies for the payment of general obligation bonded indebtedness of political subdivisions are unlimited as to rate or amount. Other obligations may be issued by such entities, sometimes without an election, which are payable from, among other sources, project revenues, special assessments and excise taxes.

     Arizona's local government entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

COLORADO SERIES

     The Colorado economy continued to grow at a rate in excess of the national economy during 1994. With the exception of the construction industry, most indicators of economic activity were stronger in 1994 than in 1993.
Overall, 1993 and 1994 combined to provide Colorado with its strongest two-year period of economic growth during the past 15 years. The State's population growth and the continuation of significant public works projects contributed to strong job creation, housing starts and personal income growth. With the exception of the mining sector, which now employs less than 1% of the State's work force, each of Colorado's major industries experienced job growth during 1994.

     Throughout the 1970s and early 1980s, the Colorado economy expanded at rates faster than the national economy. However, during the mid-to-late 1980s, Colorado experienced a significant economic recession, attributable in part to a dramatic decline in oil prices. During this time, employment in the State grew at rates lower than in the national economy. A total of just 269,000 jobs were created in the 1980-1990 decade, representing just 65% of the jobs created in the prior decade.

     Since 1990, the Colorado economy has rebounded and has expanded at a rate in excess of the national economy. The State's unemployment rate has been lower than the nation in each year since 1990, and personal income has grown at a rate in excess of the nation. A number of conditions have supported Colorado's recent growth above rates of the national economy. First, the State has a more service-oriented economy. The reduced reliance on heavy manufacturing industries, such as automobiles, has insulated the Colorado economy during periods of national recession. Thus, problems in the manufacturing sector nationwide have not affected Colorado to the same extent. In addition, Coloradans have had significantly lower debt levels compared to the rest of the nation. Finally, a number of major infrastructure projects have been undertaken in Colorado. Major projects have included the $4.2 billion Denver International Airport, highway improvements, a $215 million baseball stadium, a $140 million expansion of the Colorado Springs airport, a $95 million amusement park, a new $65 million Denver library, and federal and State prisons.

     Beginning in 1995 and continuing through 1997, growth in the Colorado economy is expected to slow. Completion of each of the infrastructure projects described above in 1994 or early 1995 will contribute to the slower rate of growth predicted for 1995 through 1997. As one of the States most reliant on defense contracts and military payroll, Colorado also remains vulnerable to reductions in the U.S. defense budget. In addition to the September 1994 closure of Lowry Air Force Base, Fort Carson Air Force Base and Fitzsimons Army Medical Center are military facilities which have been identified for downsizing and closure, respectively. The Rocky Flats nuclear weapons plant also reduced its work force by 1,300 positions in 1994 and is expected to eliminate an additional 1,700 jobs by October 1995.

     EMPLOYMENT. Nonagriculture job growth in Colorado was 4.7% and 4.6% during 1994 and 1993, respectively. Reflecting the strong job market, the State's unemployment rate fell to
4.2 during 1994, its lowest level since 1974. For the second consecutive year, construction was the strongest industry in the State, with employment up 12.6% in 1994 following a 15.1% increase in 1993. Although construction accounts for only 5.5% of Colorado's jobs, it accounted for 14% of the State's 1994 job growth.

     Colorado's services industry also experienced strong growth during 1994, as jobs increased at a 7.0% rate. The services industry is the largest industry in the State, accounting for 28.7% of all jobs. All segments of the services industry registered job growth in 1994, led by a 12.9% increase in business services and an 11.0% increase in data processing services. The wholesale and retail trade industry and the finance, insurance and real estate industry also showed healthy job growth during 1994, expanding by 5.6% and 4.1%, respectively.

     Colorado's manufacturing and government industries experienced nominal job growth in 1994, while the mining industry continued to lose jobs. The manufacturing industry had job growth of 1.4% in 1994 and 1.2% in 1993 after experiencing significant job losses in prior years. Government job growth was just 1.0% in 1994. Growth in federal and State government jobs was flat or declining, due in part to military lay-offs. Local government job growth was relatively strong due to the increased hiring of teachers in public schools. The Colorado mining industry was the only industry to lose jobs during 1994. The mining industry has lost jobs in each year since 1981, and it now accounts for just .9% of the State's jobs.

     The Colorado Legislative Council expects that the rate of job growth will decline beginning in 1995. Job growth rates of 2.0%, 1.8% and 1.4% are forecasted for 1995, 1996 and 1997, respectively. Factors contributing to the reduced growth rate are expected to include layoffs at military bases and defense contractors located in the State; the recent completion of Denver International Airport and other major infrastructure projects; and the downsizing of major utilities, including US WEST and Public Service Company of Colorado.

     INCOME GROWTH. Through the third quarter of 1994, personal income in the State grew at an annual rate of 7.5%. The Colorado Legislative Council expects that the rate of growth in personal income will decline to 6.8% in 1995, reflecting the anticipated slower job growth. On an inflation-adjusted basis, personal income growth in 1995 is expected to be at its weakest level since 1987. Personal income growth in Colorado is projected to rebound slightly after 1995 to 7.2% in each of 1996 and 1997.

     RETAIL SALES. Growth in the State's retail sales have exceeded the national growth rate since 1989. The State enjoyed retail sales growth of 8.2%, 9.6% and 12.1% in 1992, 1993 and 1994, respectively. As the Colorado economy settles into a more moderate growth rate, the growth in retail sales is projected to decline, with 6.3%, 6.2% and 6.6% growth projected for 1995, 1996 and 1997, respectively.

     REAL ESTATE. The housing sector has been a bright spot in the Colorado economy since 1990. During 1991, 1992 and 1993, the number of total housing permits grew at rates of 18.3%, 66.9% and 27.4%, respectively. The growth rate experienced in 1994 is currently estimated at 20%. However, the number of housing permits is expected to decline significantly during the three years thereafter, as in-migration slows and housing supply meets demand. The number of total housing permits is expected to decline in 1995, 1996 and 1997 by 10.1%, 9.2% and 6.8%.

     Nonresidential construction declined by 4.3% during 1994 due in large part to the completion of significant public infrastructure projects. However, most segments of private nonresidential construction posted strong growth during 1994. For example, retail construction increased by 9.3% following a 41.9% increase in 1993; office building construction increased by 49.7% following a 4.3% increase in 1993; and industrial building construction increased by 33.6% following a 53.5% increase in 1993. Overall, nonresidential construction is expected to decline by 2.4% in 1995, followed by slight gains in 1996 and 1997.

     POPULATION. Colorado's population grew 2.6% in 1994, one of the strongest growth rates among the States. This compares to the State's population growth of 2.9% in 1993. Slower job growth during 1995, combined with an improved national economy which is expected to enhance job opportunities throughout the country, is expected to slow population growth. Colorado's population is expected to grow by 2.0% in 1995 and 1.8% in 1996.

     Because of limitations contained in the State Constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the State. Consequently, there are no outstanding general obligation bond ratings for Colorado. Several agencies and instrumentalities of State government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the State is authorized to issue short-term tax and revenue anticipation notes. To the extent the Portfolio holds debt of local units of government whose revenues may rely in part on distributions from the State, the fiscal health of the State will have an indirect effect on the Portfolio.

     As of the fiscal year ended June 30, 1994, Colorado had a General Fund balance of approximately $405 million, up considerably from the $327 million balance at June 30, 1993. The June 30, 1994 balance was 12.1% of expenditures, well in excess of the statutorily required reserve of 4% of expenditures. The State's General Fund balance as of June 30, 1995 is projected to be approximately $410 million after required transfers. As of June 30, 1996, the State's General Fund balance is expected to be approximately $501 million after required transfers. The foregoing General Fund balances include funds restricted to comply with the emergency reserve requirement contained in the State Constitution. The General Fund balance at June 30, 1994 included $39 million in funds restricted for such purpose.

     Leading the revenue growth in fiscal 1994 were strong increases in excise taxes (which include sales and use taxes), corporate income taxes and personal income taxes. Growth in the General Fund balance is also due to excess Medicaid revenues received by the State. Pursuant to the federal government's disproportionate share program, Colorado has received Medicaid revenues which have been in excess of its corresponding expenses. For example, from fiscal year 1992 through fiscal year 1996, Colorado expects to have received a net General Fund benefit of approximately $238 million attributable to the Medicaid disproportionate share program.

     General Fund gross revenues were $3.725 billion in fiscal year 1994. The major revenue sources of the State are the individual income tax, excise taxes, and the corporate income tax. These taxes represented approximately 52%, 32% and 4.0%, respectively, of General Fund gross revenues for fiscal 1994. Individual income tax, excise taxes and corporate income tax are expected to represent 53.2%, 33.8% and 4.8%, respectively, of the $3.912 billion in gross revenues which are projected for fiscal year 1995.

     There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding such indebtedness is the AD VALOREM property tax, which presently is imposed and collected solely at the local level (although the State is also authorized to levy the tax), and revenue from special projects. Residential real property is presently assessed at 10.5% of its actual value. All other property is assessed at 29% of its actual value except producing mines and oil and gas properties. Agricultural land is assessed at 29% of its value based on its ability to produce agricultural crops, and oil and gas properties are assessed based on certain factors, including the means of recovery and the production of the property.

     Colorado's tax system is closely linked to the federal tax system in that it uses federal taxable income as the basis for determining Colorado income taxes. As a result, any change in the federal tax laws which reduces the federal taxable income base would also reduce Colorado individual and corporate income taxes.

     On November 3, 1992, voters in Colorado passed the Bruce Amendment, otherwise known as the "Taxpayers Bill of Rights." The Amendment restricts the growth of government spending and cash reserve increases based upon the rate of inflation and the change in demand for government services (as measured by population, school enrollment, or construction); the effect of this restriction is that if the increase in spending and cash reserves exceeds that permitted by inflation and the demand for government services, the excess revenues must be refunded to taxpayers. The Amendment also limits the issuance of debt to that which is voter approved and requires voter approval of all tax increases. To date, the Amendment has not affected State revenues and programs, as the increase in the State's spending and cash reserves has been less than the allowable limit. However, given projected revenue growth and estimates of limitations to be imposed by the Amendment, spending and cash reserves may begin to approach the allowable limit in the year ending June 30, 1998. Over time, the Amendment will likely reduce the financial flexibility of all levels of government in Colorado. In addition, younger or rapidly growing municipalities with large infrastructure requirements may have ongoing difficulty generating the revenues needed to finance their growth.

CONNECTICUT SERIES

     Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total non-agricultural employment. The State's manufacturing industry is diversified, but from 1970 to 1993 manufacturing employment declined 33.5%, while non-manufacturing employment increased 63.3%, particularly in the service, trade and finance categories, resulting in an increase of 27.6% in total growth in non-agricultural sectors. Defense-related business plays an important role in the Connecticut economy, and economic activity has been affected by the volume of defense contracts awarded to Connecticut firms. From 1984 to 1993, Connecticut ranked from sixth to twelfth among all States in total defense contract awards, receiving 2.5% of all such contracts in 1993. In recent years, the Federal government has reduced the amount of defense-related spending and the largest defense-related employers in the State have announced substantial labor force reductions. The future effect of these and other industrial labor force reductions on the Connecticut economy cannot be predicted at this time.

     Connecticut has a high level of personal income. According to Bureau of Economic Analysis figures, personal income of State residents for calendar year 1992 was $89.0 billion, a 5.2% increase over the previous year. Total personal income in the State increased 29.6% from 1987 to 1992 and 11.1% from 1989 to 1992, compared with national increases of 35.4% and 17.5%, respectively. According to U.S. Department of Commerce projections, the State is expected to continue to rank among the highest in State per capita income. As of January 1994, the estimated rate of unemployment (on a seasonably adjusted basis) in the State was 6.2%.

     While the State's General Fund ended fiscal 1984-85, 1985-86 and 1986-87 with operating surpluses of approximately $365.5 million, $250.1 million and $365.2 million, respectively, the State recorded operating deficits of $115.6 million, $28.0 million, $259.5 million and $808.5 million for fiscal 1987-88, 1988-89, 1989-90 and 1990-91, respectively.
Together with the deficit carried forward from fiscal 1989-90, the total deficit for the fiscal year 1990-91 was $965.7 million. The total deficit amount was funded by the issuance of General Obligation Economic Recovery Notes in late 1991.
As of March 1, 1995, $455,610,000 of such Notes remained outstanding. The Comptroller's annual report for the fiscal year ended June 30, 1992 reflected a General Fund operating surplus of $110.2 million, which surplus was used to retire $110.1 million of the State's Economic Recovery Notes. The Comptroller's annual report for the fiscal year ended June 30, 1993 reflected a General Fund operating surplus of $113.5 million. The Comptroller's annual report for the fiscal year ended June 30, 1994 reflected a General Fund operating surplus of $19.7 million. The unappropriated surplus in the General Fund is deemed to be appropriated for debt service for the fiscal year ending June 30, 1995.

     Since 1988, the Comptroller's annual report has reported results on the basis of both the modified cash basis required by State law and the modified accrual basis used for GAAP financial reporting. The Comptroller's monthly report for the period ended January 31, 1995 estimated that on a GAAP basis the cumulative deficit is $511 million for fiscal 1994-95.
The modified cash basis of accounting used for statutory financial reporting and the modified accrual basis used for GAAP financial reporting are different and, as a result, often produce varying financial results, primarily because of differences in the recognition of revenues and expenditures.

     The State finances its operations primarily through the General Fund. All tax and most non-tax revenues of the State, except for motor fuels taxes and other transportation related taxes, fees and revenues, are paid into, and substantially all expenditures pursuant to legislative appropriations are made out of, the General Fund. The State derives over 70% of its revenues from taxes. Miscellaneous fees, receipts, transfers and Federal grants account for most of the other State revenue. The Sales and Use Taxes, the corporation business tax and the recently enacted broad based personal income tax are the major revenue raising taxes. For fiscal 1994-95, the adopted budget anticipates General Fund expenditures of $8.116 billion and General Fund revenues of $8.117 billion.

     On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions. The statutory spending cap limits the growth of expenditures to either (1) the rolling five-year average annual growth in personal income, or (2) the increase in the consumer price index for urban consumers during the preceding twelve-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures. To preclude shifting expenditures out of the General Fund to other funds, the spending cap applies to all appropriated funds combined. For fiscal 1994-95, permitted growth in capped expenditures is 4.49%. The adoption Budget for fiscal 1994-95 is approximately $24 million below the spending cap.

     The State has no constitutional or other organic limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. There are no reported court decisions relating to State bonded indebtedness other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never contained provisions requiring submission of the questions of incurring indebtedness to a public referendum. Therefore, the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters are statutory.

     The State has established a program of temporary note issuances to cover periodic cash flow requirements. The maximum volume of cash flow borrowing is determined based upon the State's actual cash needs on a daily basis. The State, as of April 17, 1990, commenced a program permitting the issuance of up to $539 million of General Obligation Temporary Notes (the "April 1990 Program"). Under the April 1990 Program, the State may issue notes during a five-year period concluding in April of 1995. Additionally, a separate $200 million temporary note program commenced as of April 30, 1991 and concluded on October 31, 1991. There are currently no notes outstanding under either program.

     The General Assembly has empowered, pursuant to bonds acts in effect, the State Bond Commission to authorize general obligation bonds in the amount of $10,194,811,925. As of March 1, 1995, the State Bond Commission has authorized $8,673,257,266 in such bonds and the balance of $1,521,554,659 was available for authorization. From such total authorizations of $8,673,257,266, bonds in the aggregate of $7,334,468,663.09 have been issued and the balance of $1,338,788,602.91 remained authorized but unissued as of March 1, 1995.

     General obligation bonds issued by Connecticut municipalities are payable primarily from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport.

     S&P, Moody's and Fitch rate Connecticut's municipal bonds
AA-, Aa and AA, respectively.

FLORIDA SERIES

     REVENUES AND EXPENDITURES. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of three funds: General Revenue Fund, Trust Funds and Working Capital Fund. The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. Beginning in 1993-94, the Florida Constitution requires that the State establish a Budget Stabilization Fund. This fund is to contain a balance of at least 1% of the previous year's net General Revenue collections in 1994-95, 2% in 1995-96, 3% in 1996-97, 4% in 1997-98 and 5% in 1998-99 and thereafter.
These moneys can be only spent for the purpose of covering revenue shortfalls and for emergency purposes as defined by general law. Implementing legislation establishing this fund was enacted during the 1994 Session of the Florida legislature.

     In November of 1994, Florida voters approved an amendment to the Florida Constitution which set forth limitations on revenue collections by the State. With certain exceptions, State revenues collected for any fiscal year are limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth.

     As used in the amendment, "growth" means an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. For the 1995-1996 fiscal year, the State revenues allowed under the amendment for the prior fiscal year shall equal the State revenues collected for the 1994-1995 fiscal year. Florida personal income will be determined by the Legislature, from information available from the United States Department of Commerce or its successor on the first day of February prior to the beginning of the fiscal year. State revenues collected for any fiscal year in excess of this limitation will be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified above, and thereafter shall be refunded to taxpayers as provided by general law. State revenues allowed under the amendment for any fiscal year may be increased by a two-thirds vote of the membership of each house of the Florida Legislature.

     For purposes of the amendment "State revenues" means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, "State revenues" does not include: revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; proceeds from the State Lottery returned as prizes; receipts of the Florida Hurricane Catastrophe Fund; balances carried forward from prior fiscal years; taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the Constitution after July 1, 1994. An adjustment to the revenue limitation will be made by general law to reflect the fiscal impact of transfers of responsibility for the funding of governmental functions between the State and other levels of government.

     The amendment became effective January 1, 1995.

     The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year.

     Florida ended fiscal years 1992-93 and 1993-94 with General Revenue plus Working Capital Funds unencumbered reserves of approximately $543.5 million and $351.8 million, respectively. Estimated fiscal year 1994-95 General Revenue plus Working Capital Funds available total $14.453 billion. Total effective appropriations for the 1994-95 fiscal year are estimated at $14.281 billion, resulting in estimated unencumbered reserves of $171.0 million at the end of the fiscal year. The massive effort to rebuild and replace destroyed or damaged property in the wake of Hurricane Andrew is responsible for the substantial positive revenue growth shown. Most of the impact is in the sales tax.

     In fiscal year 1993-94, the State derived approximately 63% of its total direct revenues from the General Revenue Fund, Trust Funds and Working Capital Fund from State taxes. Federal grants and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, and beverage tax, which amounted to 68.4%, .6% and 4.0%, respectively, of total General Revenue Fund receipts.

     State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year
1993-94, expenditures from the General Revenue Fund for education, health and welfare and public safety amounted to approximately 48.9%, 31.6% and 13%, respectively, of total
General Revenues.

     SALES AND USE TAX. The greatest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6% of the sales price of tangible property sold at retail in the State. The use tax is 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer. Less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a .5% or 1% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources. In addition, non-consolidated counties with populations in excess of 800,000 may levy a local option sales tax to fund indigent health care. This tax rate may not exceed .5% and the combined levy of the indigent health care surtax and the infrastructure surtax described above may not exceed 1%. Furthermore, charter counties which adopted a charter prior to June 1, 1976, and each county with a consolidated county/municipal government, may (by referendum) assess up to a 1% discretionary sales surtax within their county. Proceeds from this tax are earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressway or transportation authority for use on country roads and bridges, for a bus system, or to service bonds financing roads and bridges. The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. This tax also includes a levy on the following: (i) rentals of tangible personal property, transient lodging and non-residential real property; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities, except those used in homes; and (iv) restaurant meals. Exemptions include: groceries; medicines; hospital rooms and meals; fuels used to produce electricity; purchases by religious, charitable and educational nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities.

     All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or countries and cities. For the State fiscal year which ended June 30, 1994, receipts from this source were $10.505 billion, an increase of 11.4% from fiscal year 1992-93.

     MOTOR FUEL TAX. The second largest source of State tax receipts is the tax on motor fuels. Preliminary data show collections from this source in the State fiscal year ended June 30, 1994, were $1.416 billion. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

     State and local taxes on motor fuels (gasoline and special fuel) include several distinct fuel taxes: (i) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (ii) the State excise tax of four cents per gallon of motor fuel, proceeds distributed to local governments;
(iii) the State Comprehensive Enhanced Transportation System (SCETS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; and (iv) local option motor fuel taxes, which may range between one cent to seven cents per gallon.

     ALCOHOLIC BEVERAGE TAX. Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $559.3 million in State fiscal year ended June 30, 1994. Alcoholic beverage receipts declined from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.

     The 1990 Legislature established a surcharge on alcoholic beverages. This cargo is levied on alcoholic beverages sold for consumption on premises. The surcharge is at ten cents per ounce of liquor, ten cents per four ounces of wine, four cents per twelve ounces of beer. Most of these proceeds are deposited into the General Revenue Fund. In fiscal 1993-94 a total of $95.1 million was collected.

     CORPORATE INCOME TAX. Pursuant to an amendment to the State Constitution, the State Legislature adopted, effective January 1, 1972, the "Florida Income Tax Code" imposing a tax upon the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.

     The tax is imposed in an amount equal to 5.5% of the taxpayer's net corporate income for the taxable year, less a $5,000 exemption, as defined in such Code. Net income is defined by the Code as that share of a taxpayer's adjusted Federal income for such year which is apportioned to the State of Florida. Apportionment is by weighted factors of sales (50%), property (25%) and payroll (25%). All business income is apportioned and non-business income is allocated to a single jurisdiction, usually the State of commercial domicile.

     All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30,
1994, receipts from this source were $1.009 billion, an increase of 19.0% from fiscal year 1992-93.

     DOCUMENTARY STAMP TAX. Deeds and other documents relating to a realty are taxed at 70 cents per $100 of consideration, while corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed at 35 cents per $100 of consideration. Documentary stamp tax collections totalled $777 million during fiscal year 1993-94, posting a 22% increase from the previous fiscal year. The General Revenue Fund receives approximately 62% of documentary stamp tax collections.

     GROSS RECEIPTS TAX. Effective July 1, 1992, the tax rate was increased from 2.25% to 2.5% of the gross receipts of electric, natural gas and telecommunications services. All gross receipts utilities collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1993-94, gross receipts utilities tax collections totalled $488.2 million, an increase of 8.9% over the previous fiscal year.

     INTANGIBLE PERSONAL PROPERTY TAX. This tax is levied on two distinct bases: (i) stocks, bonds, including bonds secured by Florida realty, notes, government leaseholds, interests in limited partnerships registered with the SEC, and other miscellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 2 mills, (ii) mortgages and other obligations secured by liens on Florida realty, taxed with a non-recurring 2 mill tax.

     Of the tax proceeds, 33.5% is distributed to the Municipal Revenue Sharing Trust Fund. The remainder is distributed to the General Reserve Fund.

     Fiscal year 1993-94 total intangible personal property tax collections were $816.5 million, a 4% increase over the prior year.

     SEVERANCE TAXES. The severance tax includes the taxation of oil, gas and sulfur production and a tax on the severance of primarily phosphate rock and other solid minerals. Total collections from severance taxes totalled $54.8 million during fiscal year 1993-94, down 15.0% from the previous fiscal year.

     LOTTERY. The 1987 Legislature created the Department of the Lottery to operate the State Lottery and setting forth the allocation of the revenues. Of the revenues generated by the Lottery, 50% is to be returned to the public as prizes; at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.

     Fiscal year 1993-94 produced ticket sales of $2.2 billion of which education received approximately $948.8 million.

GEORGIA SERIES

     Georgia's economy grew rapidly in the 1980s resulting in a general fund reserve. In fiscal 1989 and 1990, however, the State's economy began to slow and lower than projected growth in income and sales taxes and increasing expenditure levels resulted in a reduction of the general fund's reserve.

     During fiscal years 1990, 1991, and 1992, State expenditures exceeded revenue, effectively eliminating the State's general fund reserve.

     In fiscal 1993 and 1994, however, revenues exceeded appropriations, which increased the State's revenue shortfall reserve at the end of Fiscal 1994 to approximately $267 million. Revenues and expenditures for Fiscal 1995 are estimated to be equal, and revenues are estimated to slightly exceed expenditures for Fiscal 1996. Fiscal 1995 estimates indicate that revenues also will slightly exceed expenditures.

     Georgia's unemployment rate was 5.6% for 1994 (January-November annualized rate), which is an increase of 0.1% over the State's 1993 annual average unemployment rate. The largest sectors of Georgia's economy are wholesale and retail trade, services, manufacturing and government. Per capita income levels are less than the U.S. average (92.6% of the U.S. average in 1993), but Georgia's average annual growth rate of per capita income has exceeded that of the United States as a whole since 1960.

     CONSTITUTIONAL PROVISIONS. Georgia's Constitution limits the appropriation of funds for any given fiscal year to the sum of the amount of unappropriated surplus expected to have accrued at the beginning of the fiscal year and the amount not greater than the total receipts anticipated, less refunds, as estimated. The State Constitution provides for supplementary appropriations in accordance with its provisions as well.

     Georgia may incur public debt to supply a temporary deficit due to a delay in collecting the taxes of that fiscal year. Such debt may not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred is to be repaid on or before the last day of the fiscal year in which it is incurred out of taxes levied for that fiscal year. No such debt may be incurred in any fiscal year under this provision if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit. No such debt has been incurred under this provision since its inception.

     The State Constitution also provides that the State may incur public debt for three types of public purposes: (1) debt to "repel invasion, suppress insurrection, and defend the State in time of war;" (2) general obligation debt and (3) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State Authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, and to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water and sewerage facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State as set forth in its Constitution.

     Georgia may not incur debt at any time when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under certain contracts then in force, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. No general obligation debt may be incurred at any time when the term of the debt is in excess of 25 years.

     The State Constitution also provides that Georgia counties, municipalities, and other political subdivisions may not incur debt (including debt incurred on behalf of any special district) in excess of 10% of the assessed value of all taxable property within such county, municipality, or political subdivision. However, a separate provision of the State Constitution permits certain long-term, intergovernmental contracts for services and facilities. The Georgia Supreme Court has held that certain categories of intergovernmental contracts give rise to payment obligations which are not "debts" subject to the 10% debt limitation. It is possible that the intergovernmental contracts clause could be used by local governments to justify entering into transactions which increase their financial obligations, and such transactions could result in increasing the credit risk associated with debt obligations issued by such governmental units.

     REVENUES AND EXPENDITURES. Georgia's major revenue sources are its sales tax and its income tax. The State also receives revenues from its motor fuels tax, from miscellaneous fees and sales, from other taxes (such as the intangibles tax, alcohol taxes, inheritance tax, and license taxes), and from the State lottery. Unaudited information from the Georgia Revenue Department indicates that revenues from these sources increased 8% in fiscal year 1994 from fiscal year 1993, and that these revenue sources generated the following percentages of total Georgia State revenue in fiscal year 1994:

               Sales Tax                       34.6%
               Income Tax                      43.9%
               Motor Fuels Tax                  5.2%
               Lottery                          3.8%
               Other Taxes                     12.5%
               -----------                    ------
               TOTAL                          100.0%

     State expenditures are classified by major policy category for budgetary purposes. In the fiscal year 1995 operating budget, Georgia expenditures for educational development, human resources, protection of persons and property, and transportation amounted to 51%, 26%, 9.1%, and 4.6%, respectively, of total budgeted expenditures. Debt service for issued obligations accounts for 4.1% of total budgeted expenditures for fiscal year 1995, and is projected to account for 4.0% of total budgeted expenditures in fiscal year 1996.

     For fiscal years ended June 30, 1975 through June 30, 1995, the aggregate general obligation debt and guaranteed revenue debt authorized by the State General Assembly are $6.9 billion and $195 million, respectively. The aggregate amount of general obligation debt and guaranteed revenue debt actually issued by the State, as of March 1, 1995, is $7.1 billion. The total outstanding principal amount of indebtedness of the State as of March 1, 1995 is $4.3 billion. Of this outstanding debt, 32% is due and payable on or before January 1, 2000 and 57% is due and payable on or before January 1, 2005.

     SIGNIFICANT CONTINGENT LIABILITIES. The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.

     REICH V. COLLINS. On December 6, 1994, the U.S. Supreme Court reversed the Georgia Supreme Court's decision in REICH
V. COLLINS, 263 Ga. 602 (1993), which had determined that the plaintiff federal retiree was not entitled to a refund of taxes paid on federal retirement pension benefits for tax years before 1989. The plaintiff had sought refunds under the U.S. Supreme Court's decision in DAVIS V. MICHIGAN DEPARTMENT OF TREASURY, 489 U.S. 803(1989). The U.S. Supreme Court in Reich remanded the case to the Georgia Supreme Court for "the provision of meaningful backward-looking relief consistent with due process and the McKesson line of cases." On February 1, 1995, the Governor signed H.B. 90 into law, which provides for the payment of refunds to federal retirees who timely filed claims for any of the tax years 1985 through 1988, inclusive. The total amount payable is estimated at approximately $110 million, to be paid in four roughly equal annual installments beginning on or before October 15, 1995. Based on this legislation, it is anticipated that Reich will shortly be dismissed.

     JAMES B. BEAM DISTILLING CO. V. STATE. Three suits have been filed against the State of Georgia seeking refunds of liquor taxes under O.C.G.A. Section 48-2-35, in light of BACCHUS IMPORTS. LTD. V. DIAS, 468 U.S. 263(1984) under Georgia's pre-Bacchus statute. In the BEAM case, the Supreme Court indicated that BACCHUS was retroactive, but only within the bounds of State statutes of limitations and procedural bars, and left State courts to determine any remedy in light of reliance interests, equitable considerations, and other defenses. Georgia's statute of limitations in O.C.G.A.
Section 48-2-35 has run on all pre-BACCHUS claims for refund except five pending claims seeking 31.7 million dollars in tax plus interest. On remand, the Fulton County Superior Court ruled that procedural bars and other defenses bar any recovery by taxpayers on Beam's claims for refund. The Georgia Supreme Court has affirmed, Beam petitioned the United States Supreme Court for a writ of certiorari, and said petition was denied. Beam filed a petition for rehearing which was denied on February 22, 1995.

     AGE INTERNATIONAL, INC. V. STATE (two cases) and AGE INTERNATIONAL, INC. V. MILLER. Three suits (two for refund and one for declaratory and injunctive relief) have been filed against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks 96 million dollars in refunds of alcohol taxes imposed under Georgia's post-Bacchus (see previous note) statute, O.C.G.A.
Section 3-4-60. These claims constitute 99% of all such taxes paid during the 3 years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional 23 million dollars for later time periods. These two cases encompass all known or anticipated claims for refund of such type within the apparently applicable statutes of limitations. The two Age refund cases are still pending in the trial court. The Age declaratory/injunctive relief case was dismissed by the District Court. That dismissal was affirmed by the Eleventh Circuit Court of Appeals, and plaintiffs have filed a petition for rehearing which is pending.

     BOARD OF PUBLIC EDUCATION FOR SAVANNAH/CHATHAM COUNTY V. STATE OF GEORGIA. This case is based on the local school board's claim that the State is obligated to finance the major portion of the costs of its desegregation program. The Savannah Board originally requested restitution in the amount of approximately $30,000,000, but the Federal District Court set forth a formula which would require a State payment in the amount of approximately $8,900,000 computed through June 30, 1994. Plaintiffs, dissatisfied with the apportionment of desegregation costs between State and county, and an adverse ruling on the State funding formula for transportation costs, have appealed to the Eleventh Circuit Court of Appeals. The State has filed a responsive cross-appeal on the ground that there is no basis for any liability. Subsequently, the parties agreed to a settlement, which has been submitted to the Court for approval. The proposed settlement calls for the State to pay the amount awarded to the plaintiff and to offer an option regarding a future funding methodology for pupil transportation.

     DEKALB COUNTY V. STATE OF GEORGIA. A similar complaint has been filed by DeKalb County. The Plaintiffs sought approximately $67,500,000 in restitution. The Federal District court ruled that the State's funding formula for pupil transportation (which the District Court in the Savannah/Chatham County case upheld) was contrary to State law. This ruling would require a State payment of a state law funding entitlement in the amount of approximately $34,000,000 computed through June 30, 1994. Motions to reconsider and amend the Court's judgment were filed by both parties. The State's motion was granted, in part, which reduced the required State payment to approximately $28,000,000. Notices of appeal to the Eleventh Circuit Court of appeals have been filed. There are approximately five other school districts which might file similar claims.

     LESLIE K. JOHNSON V. COLLINS. Plaintiff in this case has filed suit in federal district court and in the State Superior Court of Chatham County. Plaintiff challenges the constitutionality of Georgia's transfer fee provided by O.C.G.A. Section 40-3-21.1 (often referred to as "impact fee") by asserting that the fee violates the commerce clause, due process, equal protection and privilege and immunities provisions of the constitution. Plaintiff seeks to prohibit the State from further collections and to require the State to return to her and those similarly situated all fees previously collected. A similar lawsuit has also been filed in the Superior Court of Fulton County (Mueller v. Collins). From May of 1992 to February 15, 1995, the State has collected $20,006,834.72. The State continues to collect approximately $500,000 to $600,000 per month.

     DANIEL W. TEDDER V. MARCUS E. COLLINS, SR., COBB COUNTY SUPERIOR COURT, CIVIL ACTION NO. 931553028. Class action challenging the validity of a Georgia Department of Revenue Regulation issued in July of 1992, which resulted in enforcement of sales tax collections on sales of used transportation equipment, most notably sales of used cars where neither party is engaged in the regular sale of used cars. The trial court declared the regulation invalid. Approximately $30,000,000 of tax on such sales was collected before the regulation was rescinded and collections ceased. Accordingly, refund claims of up to $30,000,000 plus interest, could be sought. Approximately $21,900,000 in refunds have been paid.

MARYLAND SERIES

     The State's total expenditures for the fiscal years ending June 30, 1992, 1993 and 1994 were $11.585 billion, $11.786 billion and $12.351 billion, respectively. As of March 8, 1995, it was estimated that total expenditures for fiscal year 1995 would be $13.834 billion. The State's General Fund, representing approximately 54% - 60% of each year's total budget, had a surplus on a budgetary basis of $55 thousand in fiscal year 1991, a deficit of $56 million in fiscal year 1992 and a surplus of $11 million in fiscal year 1993. The Governor of Maryland reduced fiscal year 1993 appropriations by approximately $56 million to offset the fiscal year 1992 deficit. The State Constitution mandates a balanced budget.

     In April 1994, the General Assembly approved the $13.343 billion 1995 fiscal year budget. The Budget includes $2.6 billion in aid to local governments (reflecting a $102.4 million increase in funding over 1994 that provides for substantial increase in education, health and police aid), and
104.8 million in general fund deficiency appropriations for fiscal year 1994, of which $60.5 million is a legislatively mandated appropriation to the Revenue Stabilization Account of the State Reserve Fund. The Revenue Stabilization Account was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases. The 1995 Budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes. When the 1995 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1995, would be approximately $9.7 million. As of March 8, 1995, it is estimated that the general fund surplus on a budgetary basis at June 30, 1995, will be $76.9 million.

     In January 1995, the Governor submitted his proposed 1996 Fiscal Year Budget to the General Assembly. The Budget includes $2.8 billion in aid to local governments (reflecting a $161.0 million increase over 1995 that provides substantial increases in education, health and police aid), and $142.1 million in general fund deficiency appropriations for fiscal year 1995, of which $60.0 million is an appropriation to the Revenue Stabilization Account of the State Reserve Fund. As of March 8, 1995, it is estimated that the general fund surplus on a budgetary basis at June 30, 1996 will be $176.8 thousand.

     The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited special obligations bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

     At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past has not issued short-term tax anticipation and bond anticipation notes, or made any other similar short-term borrowings for cash flow purposes.

     As of May 1995, the State's general obligation bonds were rated "Aaa" by Moody's and "AAA" by S&P Fitch.

     The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes and corporate income taxes, and from the general revenues of the Department. Issued to finance highway, port, transit, rail or aviation facilities, as of May 1995, these bonds were rated "Aa" by Moody's and "AA" by S&P Fitch. The Maryland Transportation Authority, an entity of the Department issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds were rated "A1" by Moody's and "A+" by S&P as of May 1995.

     According to recent available ratings, general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated "Aaa" by Moody's and "AAA" by S&P. Prince George's County, also in the Washington, D.C. suburbs, issues general obligation bonds rated "Aa" by Moody's and "AA-" by S&P, while Baltimore County, a separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated "Aaa" by Moody's and "AA+" by S&P. The City of Baltimore's general obligation bonds are rated "A1" by Moody's and "A" by S&P. The other counties in Maryland which are rated by Moody's all have general obligation bond ratings of "A" or better from Moody's, except for Allegheny County, the bonds of which are rated "Baa" by Moody's. The Washington Suburban Sanitary district, a bi-county agency providing water and sewerage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aa1" by Moody's and "AA" by S&P as of May 1995. Additionally, some of the large municipal corporations in Maryland (such as the cities of Rockville and Annapolis) have issued general obligation bonds. There can be no assurance that any of the foregoing ratings will continue.

MASSACHUSETTS SERIES

     At the present time, the Commonwealth of Massachusetts' economy is experiencing a modest recovery following a slow down that began in mid-1988. Massachusetts has nonetheless undergone serious financial difficulties in recent years that have adversely affected the Commonwealth's credit standing. While Massachusetts had benefitted from an annual job growth rate of approximately 2% since the early 1980s, by 1989 employment started to decline. Between 1988 and 1992, total employment in Massachusetts declined 10.7 percent. In 1993 and 1994, however, total employment increased by 1.6 percent and 2.2 percent, respectively. Employment levels increased in all sectors except manufacturing. Between 1990 and 1992, the Commonwealth's unemployment rate was considerably higher than the national average, although unemployment rates in Massachusetts since 1993 have declined faster than the national average. As a result, the average monthly unemployment rate in Massachusetts for 1993 was only slightly higher than the national average (6.9 percent compared to 6.8 percent) and the unemployment rate in Massachusetts in 1994 was slightly below the national average (6.0 percent compared to 6.1 percent).

     Massachusetts' economic and fiscal difficulties of recent years appear to have abated. While the Commonwealth's expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues, Massachusetts ended each of the fiscal years 1991 to 1994 and expects to end fiscal 1995 with a positive closing fund balance in its budgeted operating funds.

     Massachusetts expenditures for State government programs and services in each of the fiscal years 1987 through 1991, inclusive, exceeded each fiscal year's current revenues. In fiscal years 1987 and 1988, largely by drawing on fund balances from prior years, Massachusetts ended each fiscal year with budgetary surpluses. However, fiscal years 1989 and 1990 ended with operating deficits of $672.5 million and $1.25 billion, respectively.

     In fiscal 1991, total revenues and other sources of the budgeted operating funds increased by 13.8% over the prior year, to $13.913 billion. This increase was due chiefly to State tax rate increases enacted in 1990 and to a substantial federal reimbursement under the Medicaid program for uncompensated patient care payments, as well as other factors. The Commonwealth ended fiscal 1991 with an operating loss of $21.2 million, but with positive closing fund balances of $237.1 million.

     Budgeted revenues and other sources for fiscal 1992 were $13.728 billion, including tax revenues of $9.484 billion. Budgeted revenues and other sources increased by approximately 0.7% from fiscal 1991 to fiscal 1992, while tax revenues increased by 5.4% for the same period.

     Commonwealth expenditures and other uses were approximately $13.420 billion for fiscal 1992, which is $238.7 million or 1.7% lower than fiscal 1991 budgeted expenditures and other uses. Final fiscal 1992 budgeted expenditures were approximately $300 million higher than the initial July 1991 estimates of budgetary expenditures. A large portion of the increase in spending resulted from increases in certain human services programs, including an increase of $268.7 million for the Medicaid program and $50.0 million for mental retardation consent decree requirements. Fiscal 1992 expenditures for Medicaid were $2.818 billion, or 1.9% higher than fiscal 1991. This increase compares favorably with the 19.25% average annual growth rate of Medicaid expenditures for fiscal years 1988 through 1991. Overall, the budgeted operating funds ended fiscal 1992 with an excess of revenues and other sources over expenditures and other uses of $312.3 million.

     The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.40 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period.

     Budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and the aggregate ending fund balance in the budgeted operating funds of the Commonwealth was approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $15.55 billion, including tax revenues of $10.607 billion. Budgeted expenditures and other uses in fiscal 1994 totaled $15.52 billion, approximately 5.6% higher than budgeted expenditures and other uses in fiscal 1993.

     In recent years, health care related costs have risen dramatically in Massachusetts and across the nation and the increase in the State's Medicaid and group health insurance costs reflects this trend. In fiscal 1993, Medicaid was the largest item in Massachusetts' budget and has been one of the fastest growing budget items. During fiscal years 1989, 1990, 1991 and 1992, Medicaid expenditures were $1.83 billion, $2.12 billion, $2.77 billion and $2.82 billion, respectively, representing an average annual increase of 15.4%.
Expenditures for fiscal 1993 were $3.15 billion, an 11.8% increase over fiscal 1992. Medicaid expenses in fiscal 1994 were $3.31 billion.

     Massachusetts' pension costs have risen dramatically as the State has appropriated funds to address in part the unfunded liabilities that had accumulated over several decades. Total pension costs increased at an average annual rate of 7.1% from $659.7 million in fiscal 1989 to $868.2 million in fiscal 1993. Pension costs (inclusive of current benefits and pension reserves) for fiscal 1994 were $908.9 million, an increase of 4.7% over fiscal 1993 expenditures.

     Payments for debt service on Massachusetts general obligation bonds and notes have risen at an average annual rate of 11.6% from $649.8 million in fiscal 1989 to $1.15 billion in fiscal 1994. Debt service payments were $898.3 million in fiscal 1992, $1.14 billion in fiscal 1993 and $1.15 billion in fiscal 1994. In 1990, legislation was enacted which generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of January 1, 1995, the State had approximately $9,595 billion of long-term general obligation debt outstanding and short-term direct obligations of the Commonwealth totalled $264 million.

     Certain independent authorities and agencies within the State are statutorily authorized to issue debt for which Massachusetts is either directly, in whole or in part, or indirectly liable. The State's liabilities are either in the form of (i) a direct guaranty, (ii) State support through contract assistance payments for debt service, or (iii) indirect obligations. The State is indirectly liable for the debt of certain authorities through the funding of reserve funds which are pledged as security for the authorities' debt.

     In November 1980, voters in the Commonwealth approved a State-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature.
Proposition 2 1/2 limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5% of the full and fair cash value of real estate and personal property therein and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election. Proposition 2 1/2 also limits any annual increase in the total assessments on cities and towns by any county, district, authority, the Commonwealth, or any other governmental entity. During the 1980s, Massachusetts increased payments to the cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 1994, approximately 17.59% of Massachusetts' budget was allocated to Local Aid. Direct Local Aid has dropped from a high of $2.961 billion in fiscal 1989 to $2.727 billion in fiscal 1994.

     Many factors affect the financial condition of the Commonwealth and its cities, towns and public bodies, such as social, environmental, and economic conditions, many of which are not within the control of such entities. As is the case with most urban States, the continuation of many of Massachusetts' programs, particularly its human services programs, is in significant part dependent upon continuing Federal reimbursements which have been steadily declining.
The loss of grants to Massachusetts and its cities and towns could further slow economic development. To the extent that such factors may exist, they could have an adverse effect on economic conditions in Massachusetts, although what effect, if any, such factors would have on Massachusetts' Municipal Obligations cannot be predicted.

MICHIGAN SERIES

     GENERAL. Recently, the State's economy has been undergoing certain basic changes in its underlying structure. These changes reflect a diversifying economy which is less reliant on the automobile industry. As a result, the State anticipates that its economy in the future will be less susceptible to cyclical swings and more resilient when national downturns occur. In 1994, approximately 77% of wage and salary employment was in the State's non-manufacturing sectors. In 1994, total employment was 4,473,000 with manufacturing wage and salary employment totaling 949,400. Manufacturing employment remains below the peak employment level of 1,179,600 attained in 1978. Employment in the durable goods manufacturing industries was 706,700 and non-durable goods employment was 242,800 in the State in 1994. The motor vehicle industry, which is still an important component in the State's economy, employed 278,200 in 1994. The State's average unemployment rate for calendar year 1994 was 5.9%.

     The State's general obligation bonds are rated A1 by Moody's, AA by S&P and AA by Fitch. Because most of the State Municipal Obligations are revenue or general obligations of local government or authorities, rather than general obligations of the State of Michigan itself, ratings on such State Municipal Obligations may be different from those given to the State of Michigan.

     STATE CONSTITUTIONAL PROVISIONS AFFECTING REVENUES AND EXPENDITURES. The State Constitution provides that proposed expenditures and revenues of any operating fund must be in balance and that any prior year's surplus or deficit must be included in the succeeding year's budget for that fund.

     In 1978, the State Constitution was amended to limit the amount of total State revenues raised from taxes and certain other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.

     If, in any fiscal year, revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

     The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year. Spending for local units met this requirement for fiscal years 1985-86 through 1991-92.

     The State has settled litigation with Oakland County, Michigan in which Oakland County had alleged that the classification of State expenditures for certain mental health programs as spending for local units was improper. As part of the settlement, the State agreed to reclassify these expenditures, beginning in fiscal year 1992-93. The State has prepared a preliminary calculation to reclassify these expenditures and does not foresee any material financial impact from the reclassification.

     The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for the purpose of determining compliance with the provision cited above.

     ECONOMIC AND FISCAL CONDITION. Legislation requires that the administration prepare two economic forecasts each year.
These are presented to a Consensus Revenue Estimating
Conference in January and May of each year. The January 1995 forecast is summarized below.

     The State's economic forecast for calendar year 1995 projects modest growth. Real GDP is projected to grow 2.9% in 1995, on a calendar year basis. Car and light truck sales are expected to total 15.7 million units in 1995.

     The forecast assumes moderate inflation, accompanied by steady interest rates. Ninety-day T-Bill rates are expected to average 6.0 percent for 1995. The United States' unemployment rate is projected to decline to an average of 5.6 percent for 1995.

     The State's forecast for the Michigan economy reflects the above national outlook. Total wage and salary employment is projected to grow 2.9% in 1995. This slight growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to average 5.4% in 1995, continuing the recent trend to Michigan's unemployment rate being near the national average compared to the 15-year history of having higher unemployment.

     The Governor's Executive Budget for fiscal year 1994-1995 was submitted to the Legislature in December 1993. The fiscal year 1994-1995 general fund/general purpose Executive Budget recommendation totalled $7,865.8 million. The 1994-95 budget was passed by the Legislature in July 1994.

     The Governor's Executive Budget for fiscal year 1995-96 was submitted to the Legislature on February 9, 1995. The fiscal year 1995-96 general fund general purpose Executive
Budget recommendation totaled $8,507.6 million.

     PROPERTY TAX REFORM PROPOSALS. On August 19, 1993, the Governor signed into law Act 145, Public Acts of Michigan, 1993 ("Act 145"), a measure which would have significantly impacted financing of primary and secondary school operations and which has resulted in additional property tax and school finance reform legislation. Act 145 would have exempted all property in the State of Michigan from millage levied for local and intermediate school districts operating purposes, other than millage levied for community colleges, effective July 1, 1994. In order to replace local property tax revenues lost as a result of Act 145, the Michigan Legislature, in December 1993, enacted several statutes which address property tax and school finance reform.

     The property tax and school finance reform measures included a ballot proposal which was approved by the voters on March 15, 1994. Effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A 0.75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a State-wide property tax of 6 mills will be imposed on all real and personal property currently subject to the general property tax. The ability of school districts to levy property taxes for school operating purposes has been partially restored. A school board will, with voter approval, be able to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property. The adopted ballot proposal contains additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under the adopted ballot proposal, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

     The adopted ballot proposal contains a system of financing local school operating costs relying upon a foundation allowance amount which may vary by district based upon historical spending levels. State funding will provide each school district an amount equal to the difference between their foundation allowance and the revenues generated by their local property tax levy. Local school districts will also be entitled to levy supplemental property taxes to generate additional revenue if their foundation allowance is less than their historical per pupil expenditures. The adopted proposal also contains provisions which allow for the levy of a limited number of enhancement mills on regional and local school district bases.

     The adopted ballot proposal shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenditures. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     BUDGET STABILIZATION FUND. In 1977, the BSF was established to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. The unreserved ending accrued balance of the BSF on September 30, 1990 was $385.1 million, on September 30, 1991 was $182.2 million, on September 30, 1992 was $20.1 million and on September 30, 1993 was $303.4 million. The ending unreserved fiscal year 1993-94 General Fund balance of $460.2 million was transferred to the Budget Stabilization Fund.

     STATE AND STATE-RELATED INDEBTEDNESS.  The State
Constitution limits State general obligation debt to (i) short-term debt for State operating purposes, (ii) short- and long-term debt for the purpose of making loans to school districts and (iii) voter-approved long-term debt.

     Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred.

     Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number of size of such general obligation issues.

     There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

     The State has issued outstanding general obligation full faith and credit bonds and notes for Water Resources, Environmental Protection, Recreation Program, and School Loan purposes. As of September 30, 1994, the outstanding principal amount of all State general obligation bonds was $382 million. The State anticipates issuing additional general obligation environmental bonds in 1995. On March 16, 1995, the State issued $500 million in short-term general obligation notes in order to meet cash flow requirements. These notes will mature on September 29, 1995. On April 6, 1995, the State issued $85.0 million in short-term general obligation school loan notes. These notes are due on August 15, 1995.

     As of December 31, 1994, approximately $4.1 billion in principal amount of "qualified" bonds of local school districts was outstanding. In the past 30 years, the State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation. After the litigation was completed, the escrowed funds were repaid in full to the State School Bond Loan Fund.

MINNESOTA SERIES

     CONSTITUTIONAL AND STATUTORY PROVISIONS RELATING TO STATE AND LOCAL FUNDING. State revenues in Minnesota are generated primarily from individual and corporate income taxes, sales and use taxes, inheritance and gift taxes, motor fuel taxes and excise taxes on liquor and tobacco. County, municipal and certain special purpose districts (such as water, flood or mosquito control districts) are authorized to levy property taxes within specified legislative limits. A portion of State revenues is allocated from State government to other governmental units within the State such as municipal and county governments, school districts and State agencies through a complex series of appropriations and financial aid formulas. This financial interdependency of the State government with other units of government subjects all levels of government, in varying degrees, to fluctuations in the State's overall economy.

     The State's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis with revenues credited in the period in which they are collected and expenditures debited in the period in which the corresponding liabilities are incurred. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year.

     Minnesota's ability to appropriate funds is limited by the Minnesota Constitution, which directs that State government shall not in any biennium appropriate funds in excess of projected tax revenues from all sources. The State is authorized to levy additional taxes to resolve any inadvertent shortfalls.

     Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. A revenue forecast is normally prepared during the legislative session to provide the legislature with updated information for the appropriations process. During each biennium, regular forecasts of revenues and expenditures are prepared.

     The State's biennial appropriation process relies on revenue forecasting as the basis for establishing aggregate expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. Any federal law changes that increase federal income taxes or reduce federal spending programs may adversely affect these forecasts. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to some normal level of error. The correctness of revenue forecasts and the strength of the State's overall economy may restrict future aid or appropriations from State government to other units of government.

     For fiscal year 1994, ending June 30, 1994, revenues received were $9.040 billion. Expenditures and transfers were $8.075 billion and, after deducting a cash flow account appropriations carry forward of $500 million, a budgetary balance of $216 million remained.

     For fiscal year 1995, ending June 30, 1995, revenues are estimated to be $9.610 billion. Expenditures and transfers are estimated at $8.610 billion and, after deducting a cash flow account appropriations carry forward of $500 million, it is estimated that a budgetary balance of $421 million will remain.

     For fiscal years 1996 and 1997, revenues are estimated at $9.756 billion and $9.862 billion, respectively. Expenditures and transfers are estimated at $8.827 billion and $9.223 billion, respectively. A cash flow account is maintained in the amount of $350 million for each such fiscal year and projections show a budgetary balance of $290 million at the end of fiscal year 1996 and a budgetary balance of zero at the end of the 1997 fiscal year.

     In 1992, the Minnesota Legislature adopted
"MinnesotaCare" which was designed to provide universal health care coverage for Minnesota citizens while controlling the escalation of health care costs. The program has been funded primarily from a 2% provider tax which is the subject of ongoing litigation in Minnesota. Similar tax provisions have been enacted in other states and are also subject to litigation. Litigation will probably continue until the U.S. Supreme Court issues a definitive ruling on the powers of the state to tax employee benefit plans. In 1995, the Minnesota legislature delayed mandates for universal coverage and other provisions of the MinnesotaCare law thus reducing the exposure for deficits in the health care program.

     When the Minnesota legislature convened in early 1994, the Governor announce a "no new taxes" position. In 1995, legislators from both political parties joined the Governor in the "no new tax" pledge and, as a result, the legislature adopted few changes in the tax laws of the State. The Minnesota legislature completed its tax and appropriations process in June 1995. However, given the relationship between state and federal expenditures and the anticipated reduction in federal aid to the states, it is anticipated that the Minnesota legislature will meet in special session to make budget adjustments shortly after the level of federal expenditures for the next biennium is determined.

     State and local governments in Minnesota have been well served by the creation of a "rainy day fund" or "cash flow account" which can be drawn upon at a time of economic downturn. However, the amount budgeted for the account was reduced from $500 million in fiscal year '94/'95 to $350 million for fiscal year '96/'97.

     The amount of revenue generated by Minnesota's tax structure, because of the dependence on the income and sales taxes, is sensitive to the status of the national and local economy. There can be no assurance that the financial problems referred to or similar future problems will not affect the market value or marketability of the Minnesota Municipal Obligations or the ability of the issuers thereof to pay the interest or principal of such obligations.

     Minnesota general obligation bonds are rated Aa by Moody's and AA+ by S&P and Fitch.

     STATEWIDE ECONOMIC AND DEMOGRAPHIC FACTORS. Diversity and a significant natural resource base are two important characteristics of Minnesota's economy.

     Minnesota's economy is being lifted by strong earnings growth in the service industry, rising housing construction, and job gains which are slowly firming up the labor market.

     When viewed in 1995 at a highly aggregate level of detail, the structure of the State's economy parallels the structure of the United States' economy as a whole. Minnesota employment in ten major industrial sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of State employment was within two percentage points of the share of national employment.

     The State's employment in the durable goods industries continues to be highly concentrated in industries specializing in the manufacturing of industrial machinery, fabricated metals and instruments. This emphasis is partially explained by the location in the State of IBM, Cray Research and other computer equipment manufacturers. Further, manufacturers of food products, wood products, and printed and published materials joined the high technology manufacturing group which has led to significant business expansion in Minnesota in this decade.

     The importance of the State's rich natural resource base for overall employment is apparent in the employment mix in non-durable goods industries. in 1989, approximately 29.9% of the State's non-durable goods employment was concentrated in food and kindred industries, and approximately 19.9% in paper and allied industries. This compares to approximately 21.4% and 8.8%, respectively, for comparable sectors in the national economy. Both of these industries rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes and nearly one-third to forestry. Printing and publishing are also relatively more important in the State than in the United States.

     Mining is currently a less significant factor in the State economy than it once was. Mining employment primarily in the iron or taconite industry dropped from 17.3 per thousand people in 1979 to 7.9 per thousand. It is not expected that mining employment will soon return to 1979 levels. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt and peat which may be utilized in the future.

     While Minnesota's involvement in the defense industry is limited, as military procurement cuts continue, Minnesota employers like Alliant Tech and United Defense FMC/BMY (formerly FMC) will face challenges in maintaining employment and sales. More importantly, Minnesota firms producing electronic components, communication equipment, electrical equipment, chemicals, plastics, computers and software will face additional competition from companies converting from military to civilian production.

     Job expansion and business start-ups improved remarkably in this decade with an average rate for new businesses at 2%, while business dissolutions were on the decline.

     Finally, despite a state economy that is outperforming the national economy, the future economic outlook is guarded primarily because the growth of the health care industry has slowed significantly and the mainframe computer and airline industries face continued softness.

     EMPLOYMENT AND INCOME GROWTH IN THE STATE. During the 1980 to 1990 period, total employment in Minnesota increased 17.8% as compared to 20.5% nationally. Most of Minnesota's slower growth can be associated with declining agricultural employment and two recessions in the U.S. economy in the early 1980's which were more severe in Minnesota than nationwide. The most recent recession which began in July 1990 was less severe in Minnesota than it was nationally. Since 1988, non-farm employment in Minnesota grew at a more rapid rate than it did at the national level.

     The Minnesota work force will remain stable with slow growth expected between now and 1996. The large size of the baby boom generation will lend stability. Not much change is expected in composition. Female labor force participation rates will continue to increase slowly. Employment growth is projected to be most rapid for professional, para-professional and technical occupations. Minnesota has a well educated work force as compared to the nation as a whole, and occupations projected to grow most rapidly are those requiring the most education and training.

     Since 1980, State per capital personal income has been within three percentage points of national per capital personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of the early 1980's recessions and some difficult years in agriculture. In 1991, Minnesota per capita personal income was 100.2% and in 1992, 101% of its U.S. counterpart.

     Another measure of the vitality of the State's economy is its unemployment rate. For 1991, the State's unemployment rate was 5.1% as compared to a national average of 6.7%. In 1992, the State's unemployment rate was again 5.1% with a national average of 7.4%. In April 1995, the State rate was 3.7% and the national rate 5.6%.

NORTH CAROLINA SERIES

     ECONOMIC CHARACTERISTICS. The economic profile of North Carolina consists of a combination of industry, agriculture, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,244,600 jobs in 1993, of which approximately 845,900 were in manufacturing. According to the North Carolina Employment Security Commission, in May 1994, the State ranked tenth in non-agricultural employment and eighth in manufacturing employment. During the period from 1980 to 1993, per capita income in the State grew from $7,999 to $18,702, an increase of 133.8%. The North Carolina Employment Security Commission estimated the June 1994 seasonally adjusted unemployment rate to be 3.7%, as compared with a national unemployment rate of 6.0%.

     Agriculture is a basic element in North Carolina's economy. Gross agricultural income in 1993 exceeded $5.3 billion, placing the State tenth in the nation in gross agricultural income. Tobacco production is the leading source of agricultural income, accounting for 20% of gross agricultural income. The poultry industry (chicken, eggs, broilers, and turkeys) provides nearly 34% of the total agricultural income. The pork industry continues to expand and North Carolina is now the second largest pork-producing State. Pork production accounts for 17% of gross agricultural income.

     North Carolina's agricultural diversity and a continuing push in marketing efforts have protected farm income from some of the wide variations experienced in States where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural State in the nation. In 1993, there were approximately 59,000 farms in the State. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery, and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agricultural industry, including food, fiber and forest, contributes over $42 billion annually to the State's economy.

     The labor force has undergone significant changes during recent years. The State has moved from an agricultural to a service and goods producing economy. According to the Employment Security Commission, the labor force has grown from 2,855,200 in 1980 to 3,556,000 in 1993, an increase of 24.5%.

     The Travel and Tourism Division of the North Carolina Department of Commerce has estimated that in excess of $8 billion was spent on tourism in the State in 1993 (up from slightly less than $7 billion in 1990), two-thirds of which was derived from out-of-State travelers. The Travel and Tourism Division estimates approximately 250,000 people were employed in tourism-related jobs in the State. The State maintains 43 State parks covering an area of approximately 134,908 acres. State forests cover an area of approximately 35,355 acres.

     REVENUE STRUCTURE. North Carolina's two major operating funds which receive revenues and from which monies are expended are the General Fund and the Highway Fund. The 1989 General Assembly also created the Highway Trust Fund to provide monies for a major highway construction program for the State. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes except an income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

     A portion of North Carolina's tax revenue is generated from individual and corporate income taxes, sales and use taxes, highway use tax on certain motor vehicle rentals, corporate franchise tax, taxes on alcoholic beverages, tobacco products and soft drinks, inheritance taxes, insurance taxes levied on insurance companies and other taxes, which revenues are deposited into the State's General Fund. Additional tax revenue is generated from a motor fuels tax, highway use tax and motor vehicle license tax, which revenue is deposited in the Highway Fund and Highway Trust Fund. Additional non-tax revenue deposited to the General Fund consists of (i) institutional and departmental receipts which are deposited with the State Treasurer, including fees, tuition payments, and Federal funds collected by State agencies, (ii) interest earned by the State Treasurer on investments of General Fund monies, and (iii) revenues from the judicial branch. Federal aid is an important source of non-tax revenue for the Highway Fund and Highway Trust Fund.

     STATE BUDGET. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

     The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The Act requires the adoption of a balanced budget. North Carolina's Governor does not have the power to veto budget or other legislative actions; however, North Carolina General Statute Section 143-25 provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this
Article is to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article so as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

     The 1993 Sessions of the General Assembly reduced departmental operating requirements $357.6 million in 1994-95 and authorized continuation funding of $8,603.4 million for 1994-95. Saving reductions were based on recommendations from the Governor, the Government Performance Audit Committee and selective savings identified by the General Assembly. After review of the continuation budget, the General Assembly authorized funding for planned expansion to existing programs and new initiatives for children, economic development, education, human services and environmental programs. Expansion funds of $1,650.4 million for 1994-95 were approved by the 1993 Regular Session, the 1994 Special Session and the 1994 Regular Session of the General Assembly. In 1993, the General Assembly appropriated a $66.7 million transfer to the Savings Reserve Account, in addition to the regularly scheduled transfer thereto from the credit balance in the General Fund. The General Assembly has authorized $189.4 million for capital improvements spending and $60 million for repairs and renovations for 1994-95.

     With capital projects being financed with bond proceeds and fund balance, continuation appropriations and expansion items discussed above are supported with the assistance of a number of new taxes and fees enacted by the 1991 Session of the General Assembly. These taxes and fees generated an estimated $665.5 million in 1991-92. Revenues for 1992-93 were estimated to include an additional $95.6 million as a result of the actions of the 1991 Session of the General Assembly. These taxes and fees combined with a projected growth of 4.8% for 1994-95 finance the authorized budget by the 1993 Session of the General Assembly.

     The Highway Fund revenue collections totalled $982.4 million in fiscal year 1993-94, $37.8 million above budgeted revenues. Sources of revenue for the Highway Fund include taxes on the sale of motor fuels as well as registration and licensing fees for motor vehicles.

     The Highway Trust Fund is more dependent on consumption-based revenues, such as taxes and fees derived from sales of motor fuels and vehicles, than the Highway Fund, which draws upon more stable sources for its revenue, such as motor vehicle registration and licensing fees. Collections for the Highway Trust Fund totaled $643.7 million in 1993-94, $86 million more than the budgeted amount. Total Highway Trust Fund collections increased approximately 12.5% in 1993-94 over 1992-93.

     The budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation.

     STATE INDEBTEDNESS. The North Carolina Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

     The State is authorized by the Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. The State has not borrowed in anticipation of taxes since fiscal year 1959-60.

     There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve. Furthermore, no legislation has been enacted by the General Assembly which would authorize the issuance of any such bonds.

     LITIGATION. The following are cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State of North Carolina's ability to meet its financial obligations:

     1. LEANDRO, ET AL. V. STATE OF NORTH CAROLINA AND STATE BOARD OF EDUCATION. On May 25, 1994 students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education. The suit requests the Court for such other equitable relief, including injunction or mandamus, as the Court deems proper.

     The suit is similar to a number of suits in other States, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable State law. The defendants filed a motion to dismiss, which was denied. An appeal from the decision is pending. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

     2. FRANCISCO CASE. On August 10, 1994, a class action lawsuit was filed in Wake County Superior Court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to insure equal educational opportunities for limited English proficient children. Discovery is underway, but no trial date has been set. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

     3. SWANSON CASE -- STATE TAX REFUNDS-FEDERAL RETIREES. In DAVIS V. MICHIGAN (1989), the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by State and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the DAVIS decision, North Carolina law contained similar exemptions in favor of State and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

     Following DAVIS, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in State court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the State court action, concluding that DAVIS could only be applied prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with State procedures for challenging unconstitutional taxes. Plaintiffs petitioned the United States Supreme Court for review of that decision and the Supreme Court denied that petition. The United States District Court has ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs have appealed to the United States Court of Appeals. Oral arguments have been held, but no decision has been made. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

     4. BAILEY CASE -- STATE TAX REFUNDS-STATE RETIREES. State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for State and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with State law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax exempt and violation of several State constitutional provisions. The North Carolina Attorney General's Office estimates that the amount in controversy is approximately $40-$45 million annually for tax years 1989 through 1992. The case has been tried in Superior Court, but a decision has not yet been made by the trial judge. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

     5. FAULKENBURY V. TEACHER'S AND STATE EMPLOYEES' RETIREMENT SYSTEM, PEELE V. TEACHERS' AND STATE EMPLOYEES' RETIREMENT SYSTEM AND WOODARD V. LOCAL GOVERNMENTAL EMPLOYEES' RETIREMENT SYSTEM. Plaintiffs are disability retirees who brought class actions in State court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of State constitutional and statutory rights. The State estimates that the cost in damages and higher prospective benefit payments to plaintiffs and class members would probably amount to $50 million or more in Faulkenbury, $50 million or more in Peele and $15 million or more in Woodward, all ultimately payable, at least initially, from the funds of the Retirement Systems. Upon review in Faulkenbury, the North Carolina Court of Appeals and Supreme Court have held that claims made in Faulkenbury, substantially similar to those in Peele and Woodward, for breach of fiduciary duty and violation of federal constitutional rights brought under the federal Civil Rights Act either do not State a cause of action or are otherwise barred by the statute of limitations. In 1994 plaintiffs took voluntary dismissals of their claims for impairment of contract rights in violation of the United States Constitution and filed new actions in federal court asserting the same claims along with claims for violation of constitutional rights in the taxation of retirement benefits. The remaining State court claims in all cases are scheduled to be heard in the Superior Court of Wake County in late May, 1995. The federal court actions have been stayed pending the trial in State Court. The Attorney General's Office believes that sound legal arguments support the State's position in these cases.

     6. FULTON CASE. The State's intangible personal property tax levied on certain shares of stock, as in effect for taxable years ending before January 1, 1995, has been challenged by the plaintiff on grounds that it violates the United States Constitution Commerce Clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside the State. The plaintiff seeks to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The North Carolina Supreme Court reversed the Court of Appeals and held that the tax is valid and constitutional. The plaintiff's petition or review by the United States Supreme Court was granted. Oral argument is expected in Fall, 1995 and a decision expected by mid-1996. Net collections from the tax for the fiscal year ended on June 30, 1993 amounted to $120.6 million. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

OHIO SERIES

     STATE ECONOMY AND BUDGET. Non-manufacturing industries now employ approximately 78.6% of all payroll workers in the State of Ohio. However, due to the continued importance of manufacturing industries (including auto-related manufacturing), economic activity in Ohio, as in many other industrially developed States, tends to be more cyclical than in some other States and in the nation as a whole. Agriculture also is an important segment of the Ohio economy. The financial condition of the State has fluctuated in a pattern related to national economic conditions, with periods of prolonged stringency characterizing fiscal years 1980 through 1983. Additionally, the 1980-82 recession brought with it a substantial increase in bankruptcies and foreclosures. While the State's economy improved since 1983, the State experienced an economic slowdown in 1990-91, consistent with the national economic conditions during that period.

     The State constitution imposes a duty on the Ohio General Assembly to "provide for raising revenue, sufficient to defray the expenses of the State, for each year, and also a sufficient sum to pay the principal and interest as they become due on the State debt." The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the constitution to $750,000.

     The State finances most of its operations through the General Revenue Fund ("GRF") which receives general State revenues not otherwise dedicated pursuant to certain constitutional and statutory claims on State revenues. The GRF sources consist primarily of personal income and sales-use taxes. The GRF ending (June 30) fund balance is reduced during less-favorable national economic periods and then increases during more favorable economic periods.

     The Office of Budget and Management ("OBM") projects positive $681.5 million and $446.7 million ending fund and cash balances, respectively, for the GRF for fiscal year 1995. In addition, as of March 31, 1995 the Budget Stabilization Fund ("BSF") had a cash balance of $288.7 million.

     The GFR appropriations bill for the biennium ending June 30, 1995 was passed on June 30, 1993 and promptly signed, with selective vetoes, by the Governor. The act provides for total GRF biennial expenditures of approximately $30.7 billion, an increase over those for the 1992-93 fiscal biennium. Authorized expenditures in fiscal year 1995 are 6.6% higher than in fiscal year 1994. Any unobligated and unreserved fund balances in the GRF, in excess of $70.0 million by the end of fiscal year 1995, must be transferred to the BSF.
Accordingly, the OBM reports that a transfer of approximately $611.5 million will be made from the GRF to the BSF.

     State statutory provisions permit the adjustment of payment schedules and the use of the Total Operating Fund ("TOF") to manage temporary GRF cash flow deficiencies. The State has not undertaken external revenue anticipation borrowing.

     TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds. TOF cash balance at March 31, 1995 was $3.434 billion. These cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year. GRF cash flow deficiencies occurred in six months of fiscal year 1994, the highest being $500.6 million in December 1993. In the first eight months of fiscal year 1995, a GRF cash flow deficiency occurred in four months with the highest being $338.0 million in November 1994. In addition, GRF cash flow deficiencies have occurred in five months of fiscal year 1995.

     STATE DEBT. The Ohio Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to (i) cover causal deficits or failures in revenues limited in amount to $750,000 and (ii) repel invasion, suppress insurrection or defend the State in war.

     At various times from 1921, the voters of Ohio, by thirteen specific constitutional amendments, have authorized the incurrence of up to $4.864 billion in State debt to which taxes or excises were pledged for payment. As of April 17, 1995, excluding Highway Obligations Bonds discussed below, $3.375 billion had been issued, of which $2.584 billion had been retired and approximately $790.1 million (all evidenced by bonds) remained outstanding. The only such debt still authorized to be incurred is a portion of the Highway Obligations Bonds and Coal Development Bonds as well as State general obligation bonds for local government infrastructure projects, described below and general obligation park bonds.

     The total voted authorization of State debt includes authorization for $500 million in Highway Obligations to be outstanding at any one time, with no more than $100 million to be issued in any one calendar year. As Highway Obligations are retired, additional Highway Obligations may be issued so long as the principal amount outstanding does not exceed $500 million. As of April 17, 1995, approximately $1.545 billion in Highway Obligations had been issued and $446.3 million were outstanding.

     A 1985 constitutional amendment authorized up to $100 million in State full faith and credit obligations for coal research and development to be outstanding at any one time.
In addition, the General Assembly has authorized the issuance of an additional $35 million of Coal Development Bonds. As of April 17, 1995, $80 million of Coal Development Bonds were issued, of which $34.7 million were outstanding.

     A 1987 State constitutional amendment authorizes the issuance of $1.2 billion of State full faith and credit obligations for infrastructure improvements of which no more than $120 million may be issued in any calendar year. As of April 17, 1995, approximately $840.0 million of such obligations were issued, of which $728.3 million were outstanding.

     A constitutional amendment adopted in November 1990, authorizes greater State and political subdivision participation in the provision of housing for individuals and families. This supplements the previously constitutionally authorized for loans-for-lenders and other housing assistance programs, financed in part with State Revenue Bonds. The amendment authorizes the General Assembly to provide for State assistance for housing in a variety of manners. The General Assembly could authorize State borrowing for the purpose by the issuance of State obligations secured by a pledge of all or a portion of State revenues or receipts, although the obligations may not be supported by the State's full faith and credit.

     A constitutional amendment approved by the voters in November 1993 authorizes $200.0 million in State general obligation bonds to be outstanding for parks, recreation and natural resource purposes (no more than $50.0 million to be issued in any one fiscal year). The General Assembly in the general capital appropriations act for the 1995-96 capital appropriations biennium authorized the Commissioners of the Sinking Fund to issue $100.0 million of such obligations.

     In addition, a constitutional amendment adding express exclusions from sales or other excise taxes upon food was approved at the November 1994 election. The estimate of resulting reduced annual State-level revenues approximates $30.0 million for the current fiscal year. However, in OBM's judgment, the amendment has not had and will not have a materially negative effect on State finances and appropriates for the remainder of the current biennium.

     A constitutional amendment approved at the November 1994 election pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program. That program provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. Under the amendment, to secure the tuition guarantees the General Assembly shall appropriate moneys sufficient to offset any deficiency that may occur from time to time in the trust fund that provides for the guarantees and at any time necessary to make payment of the full amount of any tuition payment or refund required by a tuition payment contract.

     Resolutions have been introduced in both houses of the General Assembly that would submit at the November 1995 election a constitutional amendment relating to the State debt. The amendment would authorize, among other things, the issuance of general obligation debt for a variety of purposes and without additional vote of the people to the extent that debt service on all State general obligation debt and GRF-supported obligations would not exceed 5% of the preceding fiscal year's GRF expenditures. It cannot be predicted whether any such amendment will in fact be submitted, or, if submitted, whether it would be approved by the electors.

     In addition, the State constitution authorizes the issuance, for certain purposes, of State obligations not secured by a pledge of taxes or excises to pay principal and interest. Such special obligations include bonds and notes issued by, among others, the Ohio Public Facilities Commission ("OPFC"), the Ohio Building Authority ("OBA") and certain obligations issued by the Treasurer of State. As of April 17, 1995 the OPFC had issued $3.531 billion for higher education facilities, approximately $2.164 billion of which were outstanding, $957.5 million for mental health facilities, approximately $473.1 million of which were outstanding and $165.0 million for parks and recreation facilities, approximately $103.1 million of which were outstanding.

     Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will be required.
Under present constitutional limitations, most of that borrowing will be primarily by lease-rental supported obligations such as those issued by OPFC and OBA.

     The general capital appropriations act for the 1995-96 capital appropriations biennium authorizes additional borrowing. It authorizes issuance by OPFC of obligations, in addition to those previously authorized by the General Assembly, in the amounts of $679.2 million for higher education capital facilities projects (a substantial number of which are renovations of equipment and improvements to existing facilities), $77.5 million for mental health and retardation facilities projects, and $30.0 million for parks and recreation facilities. It also authorized the OBA to issue obligations in the amounts of $221.0 million for local jails and prisons, $48.0 million for Department of Youth Services facilities, $230.3 million for Department of Administrative Services facilities, $42.5 million for Ohio Arts Facilities Commission facilities, $11.2 million for Department of Public Safety and $43.95 million for Ohio Department of Transportation facilities. In addition, the Treasurer of State was authorized to issue obligations in addition to those previously authorized by the General Assembly, in the amounts of $70.0 million for the Department of Education and $240.0 million ($120 million for calendar year 1995 and $120 million for calendar year 1996) for the Public Works Commission. The Commissioners of the Sinking Fund presently have General Assembly authorization to issue $70.0 million of Coal Development Bonds, $118.17 million of Highway Obligation Bonds, and $80.0 million of parks and natural resources bonds.

     A State law, originally enacted in 1986 and recently amended (the "Rail Act"), authorizes the Ohio Rail Development Commission (replacing the prior Ohio High-Speed Rail Authority to issue obligations to finance the cost of rail service projects within the State, either directly or by loans to other entities. The Rail Act originally was limited to inter-city passenger services. The 1994 amendments extend the authority to include freight and commuter service. The Rail Development Commission (or the predecessor Authority) from time to time has considered financing plan options and the general possibility of issuing bonds or notes. The Rail Act prohibits, without express approval by joint resolution of the General Assembly, the collapse of any escrow of financing proceeds for any purpose other than payment of the original financing, the substitution of any other security, and the application of any proceeds to loans or grants. The Rail Act authorizes the Rail Development Commission (or the predecessor Authority), but only with subsequent General Assembly action, to pledge the faith and credit of the State but not the State's power to levy and collect taxes (except AD VALOREM property taxes if subsequently authorized by the General Assembly) to secure debt service on any post-escrow obligations and, provided it obtains the annual consent of the State Controlling Board, to pledge to and use for the payment of debt service on any such obligations all excises, fees, fines and forfeitures and other revenues (except highway receipts) of the State after provision for the payment of certain other State obligations.

     Notwithstanding the constitutional provisions prohibiting the incurrence of certain debt without popular vote, the State and State agencies have issued revenue bonds that are payable from net revenues of revenue-producing facilities or categories of facilities, which revenue bonds are not "debt" within the meaning of such constitutional provisions. Investment in such bonds carries the risk that the issuing agency or the specific revenue source may not provide sufficient funds to service the debt incurred. Certain of these bonds consist of those issued by the Ohio Turnpike Commission.

     The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. In particular, two actions contesting the Ohio system of school funding are pending.

     The outstanding State Bonds issued by the OPFC are rated A + by S&P and A1 by Moody's. (Certain recent issues or portions of issues of Commission bonds are the object of municipal bond insurance procured by the original or subsequent purchasers and bear different ratings.) S&P rates certain of the State's general obligation bonds AA, with AAA ratings on the State's Highway Obligations Bonds. The State's general obligation debt is rated as Aa by Moody's.

     STATE EMPLOYEES AND RETIREMENT SYSTEMS. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits.
Three cover both State and local employees, one State employees only and one local government employees only. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district employees and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers and the Police and Fire Pension and Disability System ("PFPDS") covers local safety forces.

     As of the most recent year reported by the particular system, the unfunded accrued liabilities of STRS and SERS were $8.043 billion and $3.182 billion, respectively, and the unfunded accrued liabilities of PERS, HPRS and PFPDS were $5.032 billion, $88.5 million and $840.2 million, respectively.

     STATE MUNICIPALITIES. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are approximately 943 incorporated cities and villages (populations under 5,000) in the State; six cities have populations of over 100,000 and nineteen over 50,000. A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies."

     A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

     As of 1994, the act has been applied to 11 cities and to 12 villages. The situations in nine cities and nine villages have been resolved and their commissions terminated. Only the Cities of East Cleveland and Nelsonville and three of the villages remain under the procedure.

     SUMMARY. Many factors affect or could affect the financial condition of the State and other issuers of debt obligations, many of which are not within the control of the State or such issuers. There can be no assurance that such factors and the resulting impact on State and local governmental finances will not affect adversely the market value of Ohio Municipal Obligations held in the portfolio of the Fund or the ability of the respective obligors to make required payments on such obligations.

OREGON SERIES

     STATE TAX REVENUES. Oregon does not have a sales tax. As a result, State tax revenues are particularly sensitive to economic recessions. The principal sources of State tax revenues are personal income and corporate income taxes. For the 1993-95 biennium, approximately 96.3% of the State's revenues will come from combined income taxes, insurance taxes, gift and inheritance taxes, and cigarette and tobacco taxes. Since 1983 State revenues have improved substantially, and in recent years the State has granted tax credits because of budget surpluses, as required by statute. The State's economic and revenue forecast dated May 15, 1995 issued by The Office of Economic Analysis predicts that State General Fund revenues for the 1993-1995 biennium will exceed the legislatively approved budget forecast by approximately $314.0 million (or 5.1 percent).

     The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Actual General Fund revenues have exceeded budget estimates in every biennium since 1983 and the State predicts an ending 1993-95 biennium General Fund balance of $546.4 million.

     EMPLOYMENT. Oregon's economy has outperformed the nation's economy in recent years. Oregon employment increased 15.4% between 1987 and 1992; national employment during the same period increased only 6.1%. According to a report issued by the State of Oregon, non-agricultural employment in Oregon increased 4.3% from 1993 to 1994 while national employment increased only 2.6%. Non-agricultural employment in Oregon is predicted to continue increasing at a faster rate than the national average through the year 2000. During the same period personal income for wage earners in Oregon is expected to rise 55% before adjustment for inflation, compared to 48.9% for the nation. Despite favorable income and job growth projections Oregon's per capita income is expected to slip behind the rest of the nation because of expanding labor supply due to in-migration and downsizing of the timber industry and government.

     As the economy has grown, it has diversified, becoming less dependent on the forest products industry and expanding the number of high technology industries. Compared to 1980, 15,500 fewer people worked in lumber and products manufacturing in 1992, while 7,700 more people worked in high technology sectors. Timber industry employment in Western Oregon is projected to fall to 56,000 jobs over the next decade, a 23% decrease relative to 1990 employment.

     Most of the recent job gains have come from non-manufacturing sectors. Since 1985, non-manufacturing employment has increased by 27%, led by trade (up 23%), services (up 41%) and construction (up 53%).
Non-manufacturing sectors now provide more that 83% of total
Oregon employment.

     Despite recent developments in employment, however, Oregon per capital personal income remains at about 93.6% of the national average.

     STATE FORECAST. In May 1995, the State of Oregon forecast that modest growth of the economy which began in the second half of 1992 would continue through 1994 and into 1995, with an expected rate of growth in non-agricultural wage and salary employment increasing 3.6% in 1995. Personal income is expected to increase 4.6% in 1995, after a 4.3% gain in 1994. The rate of growth is expected to slow as a result of softening of Oregon's housing markets, reductions in timber output and employment and weaker national demand for Oregon's manufactured products.

     The State forecast for the economy through the year 2000 anticipates gradually improving national conditions, continued strong net in-migration to Oregon, accelerating construction activity, and continued strength in the State's electronics and office equipment manufacturing industries. In the 1990's, the State's economy is expected to exceed the rate achieved in Oregon in the 1980's, based on forecast competitive cost advantages compared to national averages, in-migration, growth in Oregon's high technology sector and expanding exports, but to fall well below the rates of growth in the 1960's and 1970's.

     POPULATION. Oregon's population as of July 1, 1992 was estimated to be 2,979,000. Since 1960 the State's population has increased almost 61%; between 1980 and 1990, Oregon's population increased approximately 7.7%. The rate of population growth through the 1990's is expected to be more than twice the rate of growth in the 1980's. Oregon's population is expected to grow by 63,000 in 1994 with two thirds of the growth from net in-migration. Growth is expected to slow to 50,000 per year in 1995 as the California economy rebounds.

     There are four major population areas in Oregon. The City of Portland, located at the northern end of the Willamette Valley, is the largest city in the State, and its primary metropolitan statistical area was estimated to have a population of 1,285,100 in 1991, or 44% of the total State population. The City of Eugene, located at the southern end of the Willamette Valley, is the second largest city, with a metropolitan statistical area population of 290,900 in 1991, or 10% of the State's total population. Salem, located in the middle of the Willamette Valley, is the third largest city, had a metropolitan statistical area population of 287,900 in 1991, or 10% of the State's total population. The fourth largest city, Medford, is located in southwestern Oregon outside the Willamette Valley, and had a metropolitan statistical area of 151,400 in 1991. Approximately 70% of the State's population resides in the Willamette Valley.

     Western Oregon consists largely of small coastal communities which focus on tourism, fishing, agriculture and dairy operations. Central Oregon, west of the Cascade Mountains, has the Willamette Valley, Oregon's four largest cities, and the highly economically diversified Portland metropolitan area. East of the Cascade Mountains communities tend to be smaller, and economic activity centers on agriculture, forestry and ranching. A number of small, timber dependent communities throughout the State have been particularly adversely affected by the recent reductions in timber and forestry products employment. Local economies in Oregon vary substantially, and respond to different factors; statistical data on the economic activity in the State as a whole may mask significant differences in local economies.

     HOUSING, AGRICULTURE, TRADE AND FOREST PRODUCTS. Much of the recent and forecast growth in the Oregon non-manufacturing sectors can be traced to population growth. Oregon's quality of life and low housing costs have always encouraged in-migration. The State's rapid job growth since 1987 pushed Oregon's population growth above the nation's. The growth caused Oregon housing starts to increase in 1987, 1988, 1989 and 1990, even though national housing starts declined. In 1990, Oregon housing starts (including single and multiple family dwellings) increased by two percent, compared to a national decline of 12.9%. In 1991, housing starts declined, but increased again in 1992 and 1993 primarily due to single family dwelling increases.

     Oregon has a highly diversified agricultural base, with gross farm sales of over $2.8 billion in 1993, over 84 commodities with sales of $1,000,000 or more, and over 37 commodities with gross sales of $10,000,000 or more. Agriculture in Oregon follows the national trend of increasing capital intensity, with employment decreasing as constant dollar output has increased. Recent agricultural expansion is attributed to use of more efficient methods and increased use of irrigation. Although every county in the State is involved in agricultural production, activity is concentrated in Willamette Valley.

     Oregon's forest products industry consists of several components: lumber and wood products, paper and allied products, and a small number of workers in reforestation and other services. In 1992, farm forest products were, collectively, the third largest agricultural commodity for the State, with gross sales of $258 million. Employment for paper and allied products has remained relatively constant at about 9,000. Reforestation currently employed about 4,000, and has been growing steadily. Lumber and wood products, once Oregon's manufacturing mainstay, has experienced massive, and probably permanent, reductions in employment, with jobs declining from about 65,000 to about 50,000 during the period from 1988 to 1992.

     Oregon is located on the western coast of the United States, where the Columbia River flows into the Pacific Ocean. International trade and exports are an important part of the Oregon economy, with much of the trade occurring through Oregon's 23 port districts. The Port of Portland is most active, having developed an efficient system for dealing with large numbers of vessels, including modern grain elevators, cranes, break-bulk and containerized cargo facilities, and ship repair and dry dock facilities. Substantial activity also occurs throughout the Columbia-Snake River basin and through the ports of Newport and Coos Bay, on the Oregon coast. Chief export items include grains, logs, lumber and other forest products, paper and paper products, vegetables, metal products and chemical/petroleum products. Items imported in amounts in excess of $100 million in 1991 include cars, chemical/petroleum products, metals/metal products, food and headware/flat goods, computing equipment, electronic components, electrical machinery, general purpose machinery and rubber/plastic. Imports through the Oregon Columbia-Snake River, Newport and Coos Bay Customs Districts increased approximately 14% over the five year period beginning in 1987. In 1992, the Columbia-Snake River ports, together with the ports of Newport and Coos Bay, reported exports of over $5.3 billion (representing a 20.1% increase from 1991) and imports of over $1.8 billion (representing a 4.0% decrease from 1991).

     RECENT DEVELOPMENTS AFFECTING THE OREGON ECONOMY AND CREDITWORTHINESS OF OREGON ISSUERS. Article XI, section 11b of the Oregon Constitution, adopted by Oregon's voters in November 1990 (the "Ballot Measure 5") imposes an aggregate limit on the rate of property taxes, including ad valorem taxes, that may be levied against any real or personal property. The limit is being phased in over a 5-year period that will be complete in the 1995 tax year. Beginning with the 1995 tax year, not more that $15.00 per $1,000 of real market value may be assessed against any real or personal property, of which amount not more than $10.00 may be levied for combined general governmental purposes and not more than $5 may be levied for educational purposes.

     The Ballot Measure 5 limits do not apply to taxes imposed to pay the principal of and interest bonds issued by the State of Oregon under a specific provisions of the State Constitution. Therefore, the ability of the State to levy taxes to service its general obligations bonds is not subject to the limit. In addition, because the State currently receives its revenues from sources other than property taxes, the Ballot Measure 5 has not directly affected State revenues.

     The Ballot Measure 5 does affect the financial condition of the State, however, since it (1) requires the State to replace losses to school funds until fiscal year 1996-97 and
(2) restricts the ability of Oregon local governments to raise revenues through the imposition of property tax increases.
The Legislative Revenue Office of the State has projected that the State's obligation to replace school revenues will be $1,535.2 million during the 1993-95 biennium and $1,364.1 million during the 1995-96 fiscal year. The State's obligation to replace school revenues terminates after fiscal year 1995-96.

     All local governments which use property taxes as a source of revenues will be affected. The Ballot Measure 5 does not apply to specially levied ad valorem taxes to pay the principal and interest on general obligation bonds for capital construction or improvements if the bonds were either: (1) issued on or prior to November 6, 1990 or (2) approved by the electors of the issuing governmental unit, so local general obligation bonds will be unaffected. To date, only a few local governments have experienced restrictions on their ability to levy taxes as a result of the Ballot Measure 5.

     User fees, licenses, excise or income taxes and incurred charges for local improvements are also exempted from the Ballot Measure 5. As a result, local governments have begun to rely more heavily on such fees and taxes to finance services and improvements.

     Pending litigation and environmental proceedings relating to the logging of old growth forest and the protection of the Northern Spotted Owl make it difficult to predict future timber supplies in Oregon. Competitive pressures, productivity improvements and fluctuations in demand for wood products may result in additional losses. In 1991 and 1992, in response to concerns over diminishing salmon runs, three populations of Snake River salmon were placed on the Endangered Species list. More recently, the National Marine Fisheries Service and the U.S. Fish and Wildlife Service have commenced status reviews of hundreds of additional salmon and trout populations in the Columbia Basin and throughout Western Oregon. The Snake River salmon listings have already had substantial economic impacts, primarily through increased electricity rates and related impacts on rate-sensitive industries such as the aluminum industry. Efforts to protect salmon and steelhead populations may eventually affect a wide variety of industrial, recreational and land use activities, with corresponding impacts on long-term economic growth.

     There is a relatively small active market for municipal bonds of Oregon issuers other than the general obligations of the State itself, and the market price of such other bonds may therefore be volatile. If the Oregon Series were forced to sell a large volume of Oregon Obligations owned by it for any reason, such as to meet redemption requests for a large number of its shares, there is a risk that the large sale itself would adversely affect the value of the Fund's portfolio.

PENNSYLVANIA SERIES

     GENERAL. Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-fourth of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

     In 1994, the population of Pennsylvania was 12.1 million people. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase from the 1984 estimate of 11.8 million. Pennsylvania has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 50% of the Commonwealth's total population.

     Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. Seasonally adjusted data for October 1994 shows an unemployment rate of 6.0% compared to an unemployment rate of 5.8% for the United States as a whole.

     FINANCIAL ACCOUNTING. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

     Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

     Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

     The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

     REVENUES AND EXPENDITURES. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts to these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (33.7% of General Fund revenues in fiscal 1994), the 2.8% personal income tax (32.0% of General Fund revenues in fiscal 1994) and the 10.99% corporate net income tax (10.2% of General Fund revenues in fiscal 1994). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenues for the Motor License Fund include the liquid fuels tax, the oil company franchise tax, aviation taxes and revenues from fees levied on heavy trucks. These revenues are restricted to the repair and construction of highway bridges and aviation programs. Revenues from lottery ticket sales are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

     Pennsylvania's major expenditures include funding for education ($6.2 billion of fiscal 1993 expenditures, $6.4 billion of the fiscal 1994 budget and $6.7 billion of the fiscal 1995 budget) and public health and human services ($11.1 billion of fiscal 1993 expenditures, $11.7 billion of the fiscal 1994 budget and $12.6 billion of the fiscal 1995 billion budget).

     GOVERNMENTAL FUND TYPES: FINANCIAL CONDITION/RESULTS OF OPERATIONS (GAAP BASIS). Reduced revenue growth and increased expenses contributed to negative unreserved-undesignated fund balances of the Governmental Fund Types at the end of the 1990 and 1991 fiscal years, largely due to operating deficits in the General Fund and State Lottery Fund during those years. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. Financial performance continued to improve during fiscal 1993 resulting in a positive unreserved-undesignated balance for combined Governmental Fund Types at June 30, 1993, as a result of a $420.4 million in the balance. These gains were produced by continued efforts to control expenditure growth. At the end of fiscal 1993, the total fund balance and other credits for the total governmental Fund types was $1,959.9 million, a $732.1 million increase from the balance at June 30, 1992. During fiscal 1993, total assets increased by $1,296.7 million to $7,096.4 million, while liabilities increased $564.6 million to $5,136.5 million.

     General Fund: Financial Condition/Results of Operations.

     FIVE YEAR OVERVIEW (GAAP BASIS). The five year period from fiscal 1989 through fiscal 1993 was marked by public health and welfare costs growing at a rate double the growth rate for all the State expenditures. Rising caseloads, increased utilization of services and rising prices joined to produce the rapid rise of public health and welfare costs at a time when a national recession caused tax revenues to stagnate and even decline. During the period from fiscal 1989 through fiscal 1993, public health and welfare costs rose by an average annual rate of 10.9% while tax revenues were growing at an average annual rate of 5.5%. Consequently, spending on other budget programs was restrained to a growth rate below 5.0% and sources of revenues other than taxes became larger components of fund revenues. Among those sources are transfers from other funds and hospital and nursing home pooling of contributions to use as federal matching funds.

     Tax revenues declined in fiscal 1991 as a result of the recession in the economy. A $2.7 billion tax increase enacted for fiscal 1992 brought financial stability to the General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues in fiscal 1993 contributed to the decline in tax revenues for fiscal 1993.

     During fiscal 1992 enactment of over $2.7 billion in General Fund tax increases and implementation of expenditure control initiatives helped the General Fund balance return to a surplus at June 30, 1992, of $87.5 million. The actions taken to increase revenues and restrain expenditure growth were necessary to offset the effects on General Fund finances of a period of slow economic growth including a national economic recession. The recession caused tax revenues during fiscal 1991 to be below the amount received during fiscal 1990 while spending, particularly for public health and welfare programs to support needy individuals, increased.

     FISCAL 1993 FINANCIAL RESULTS (GAAP BASIS). The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totaled $698.9 million and the unreserved-undesignated balance totaled $64.4 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance and a return to a positive unreserved-undesignated balance. The previous positive unreserved-undesignated balance was recorded in fiscal 1987. For the second consecutive fiscal year the increase in the unreserved-undesignated balance exceeded the increase recorded in the budgetary basis unappropriated surplus during the fiscal year.

     FISCAL 1994 FINANCIAL RESULTS (BUDGETARY BASIS). Commonwealth revenues during the 1994 fiscal year totaled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9 percent over commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income. Tax refunds in fiscal 1994 were reduced substantially below the amount provided in fiscal 1993. Expenditures, excluding pooled financing expenditures, increased by 7.2% over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year. The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million. By State statute, ten percent ($33.6 million) of that surplus transferred to the Tax Stabilization Reserve Fund and the remaining balance was carried over into the 1995 fiscal year. The balance in the Tax Stabilization Reserve Fund as of October 31, 1994, was $63.9 million.

     FISCAL 1995 BUDGET. The fiscal 1994-95 budget was approved by the Governor in June 1994 and provided for $15,652.9 million of appropriations from commonwealth funds, an increase of 3.9% over appropriations, including supplemental appropriations, for fiscal 1994. Medical assistance expenditures represent the largest single increase in the budget ($221 million) representing a 9% increase over the prior fiscal year. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the State.

     The budget also includes tax reductions totaling an estimated $166.4 million. A reduction to the corporate net income tax rate from 12.25% to 9.99% to be phased in over a period of four years was enacted. Several other tax changes to the sales tax, the inheritance tax and the capital stock and franchise tax were also enacted.

     The fiscal 1994-95 budget projects a $4 million fiscal year-end unappropriated surplus based on estimates for fiscal 1994 and the adopted budget. As of April 30, 1995, the General Fund had a surplus of $442.9 million, or 3.4% above the official estimate. The fiscal 1995-96 budget is currently the subject of discussion and negotiations between the Governor and the General Assembly.

     COMMONWEALTH DEBT. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     General obligation debt totaled $5,075.8 million at June 30, 1994. Over the 10-year period ended June 30, 1994, total outstanding general obligation debt increased at an annual rate of 1.3% and for the five years ended June 30, 1994, at an annual rate of 1.5%. All outstanding general obligation bonds of the Commonwealth are rated AA- by Standard and Poor's Corporation, A1 by Moody's Investors Service, and AA- by Fitch Investors Service. The ratings reflect only the views of the rating agencies.

     Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $600.0 million of tax anticipation notes for the account of the General Fund in fiscal 1995, all of which will mature on June 30, 1995, and will be paid from fiscal 1995 General Fund receipts.

     Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, there are no bond anticipation notes outstanding.

     STATE-RELATED OBLIGATIONS. Certain State-created agencies have statutory authorization to incur debt for which no legislation providing for State appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had debt currently outstanding as of June 30, 1994: Delaware River Joint Toll Bridge Commission ($57.4 million), Delaware River Port Authority ($233.8 million), Pennsylvania Economic Development Financing Authority ($380.8 million), Pennsylvania Energy Development Authority ($163.7 million), Pennsylvania Higher Education Assistance Agency ($1,158.8 million), Pennsylvania Higher Educational Facilities Authority ($1,933.7 million), Pennsylvania Industrial Development Authority ($357.3 million), Pennsylvania Infrastructure Investment Authority ($107.5 million), Pennsylvania Turnpike Commission ($1,268.3 million), Philadelphia Regional Port Authority ($53.1 million) and the State Public School Building Authority ($280.9 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($1,972.0 million of revenue bonds and $13.0 million of notes outstanding as of June 30, 1994), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.64 million of the loan principal was outstanding as of June 30, 1994.)

     LITIGATION. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (a) Approximately 3,500 tort suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($27 million was appropriated from the Motor License Fund for fiscal 1995); (b) The ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no available estimates of potential liability), which the Commonwealth is seeking to have dismissed based on, among other things, the settlement in a similar Commonwealth court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over 5 years. In January 1992, the district court denied the ACLU's motion for class certification, and the parties have stipulated to a judgment against the plaintiffs in order for plaintiffs to appeal the denial of class certification to the Third Circuit; (c) In 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion. The legislature has yet to consider legislation implementing the judgment; (d) In November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen Commonwealth correctional institutions challenging confinement conditions and including a variety of other allegations. Although no damages are sought, if injunctive relief is granted, the cost to the Commonwealth in capital and personnel expenses may be substantial. The parties have reached a tentative settlement;
(e) In 1991, a consortium of public interest law firms filed a class action suit alleging that the Commonwealth had failed to comply with the 1989 federal mandate with respect to certain services for Medicaid-eligible children under the age of 21. The parties have reached a tentative settlement; (f) Actions have been filed in both State and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts. The federal case has been stayed pending resolution of the State case, and the State case is in the pre-trial discovery stage. The trial has not yet been scheduled, and there is no available estimate of potential liability; and (g) The Pennsylvania Medical Society has challenged the State's reimbursement rates for outpatient services provided to needy citizens under the Medical Assistance Program. The favorable District Court decision received by the Commonwealth was reversed by the U.S. Third Circuit Court and an appeal is under consideration. Estimated potential costs to the Commonwealth approximate $50 million per year.

     PHILADELPHIA. The City of Philadelphia is the largest city in the Commonwealth, with an estimated population of 1,585,577 people according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

     Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council and the PICA Board and signed by the Mayor in January, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 6, 1992. The most recent amended five year plan was approved in May 1994.

     As of November 1, 1994, PICA had issued $1,296,660,000 of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain general obligation bonds to fund capital projects and to liquidate the Cumulative General Fund balance deficit as of June 30, 1992, of $224.9 million. The audited General Fund balance as of June 30, 1993, showed a surplus of approximately $3 million. The unaudited preliminary General Fund balance as of June 30, 1994, estimates a surplus of approximately $15.4 million.

TEXAS SERIES

     GENERAL. Beginning in late 1982, the decline of the State's oil and gas industry, the devaluation of the Mexican peso and the generally soft national economy combined to cause a significant reduction in the rate of growth of State revenues. During late 1985 and early 1986, the price of oil fell dramatically worldwide. This drop in oil prices created a ripple that caused other sectors of the State's economy, such as real estate, to decline. As a result of an increase in non-performing loans in the energy and real estate sectors, major Texas bank holding companies, individual banks and savings and loans experienced losses or sharp downturns in profitabilities and many sought Federal assistance from the FDIC.

     As a further result of the drastic drop in the price of oil, the subsequent loss of jobs and the overbuilding in the real estate market, the State experienced deficits for fiscal years ended August 31, 1986 and 1987 or $230 million and $744 million, respectively. However, as a result of the budget trimming and increasing taxes and the improving Texas economy, the State finished fiscal years 1989, 1990, 1991, 1992, 1993 and 1994 with surpluses in the General Revenue Fund of $295 million, $768 million, $1,006.4 billion, $615.3 million, $1,630 billion and $2.239 billion, respectively. Since the early 1990's, the State's economy has rebounded in several areas and has, to a large extent, significantly improved its performance since the deep recession of the 1980's.

     The Texas economy bottomed out at the end of 1986 and moved into recovery. Based upon information gathered by the U.S. Bureau of Labor, the State has more than doubled the jobs that it lost during the 1986-87 recession. By December 1990, the Texas unemployment rate had declined to 6.6%. The unemployment rate, however, began to increase in 1991 and by December 1992 was 7.6%. This increase appears to have been merely temporary since by September 1994, the unemployment rate had again declined to just over 6.5%.

     Manufacturing employment has added a cumulative total of about 35,000 jobs from 1992-1994, but forecasts are for a levelling off of growth in that employment sector over the next few years. In the overall race for new job growth, however, Texas has been the national leader for most of the 1990's. Total employment in Texas has been steadily improving since 1991. Over the 12 month period ending in December 1994, Texas gained 249,600 jobs, an increase of 3.3%. Most of the new jobs have been in the service sector, which added an estimated 231,900 jobs from 1993 to 1994.

     STATE DEBT. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (i) debt created to supply casual deficiencies in revenues which does not exceed in the aggregate, at any one time, $200,000 and (ii) debt to repel invasion, suppress insurrection, defend the Sate in war or pay existing debt. In addition, the State Constitution prohibits the Legislature from lending the credit of the State to or in aid of any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the State Constitution do not prohibit the issuance of revenue bonds. Furthermore, obligations which are payable from funds expected to be available during the current budget period, such as tax and revenue anticipation notes issued by the State Treasurer, do not constitute "debt" within the meaning of the Texas Constitution. The State may issue short term obligations like Tax and Revenue Anticipation Notes which must mature and be paid in full during the biennium in which notes were issued; such obligations are not deemed to be debt within the meaning of the State constitutional prohibition.

     At various times, State voters, by constitutional amendment, have authorized the issuance of debt by the State, including general obligation indebtedness for which the full faith and credit and the taxing power of the State may be pledged. The total amount of general obligation bonds that have been authorized by the voters is in excess of $10.03 billion. Bond income during the State's fiscal year ending August 31, 1994 continued a trend toward increased issuance of nonself-supporting Texas bonds. On August 31, 1994, Texas had $3.1 billion in bonds outstanding which must be paid back from the State's general revenue fund. This is up from $2.3 billion in such bonds outstanding at the end of fiscal 1993, $1.8 billion outstanding at the end of fiscal 1992, and $1.5 billion outstanding at the end of fiscal 1991.

     REVENUE SOURCES AND TAX COLLECTION. Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and Federal grants. Due to the collapse of oil and gas prices and the resulting enactment of recent State Legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base and adding a component of the corporate (franchise) tax measured by income, there has been a reordering in the relative importance of the State's taxes in terms of their contribution to the State's revenue in any year. Federal grants are the State's single largest revenue source, accounting for approximately 28.7% of total revenue during fiscal year 1994. Sales taxes are the State's second largest source of revenues (and by far the largest source of tax revenue), accounting for approximately 26.7% of the State's total revenues during fiscal year 1994. Licenses, fees and permits, motor fuels taxes and interest and investment income, accounted for approximately 8.6%, 5.9% and 4.6%, respectively, of the State's total revenue in fiscal year 1994. The remainder of the State's revenues are derived primarily from other taxes. The State has no personal income tax. The State does impose a corporate franchise tax based on the greater of a corporation's capital or net earned surplus (i.e.,income), from which it derived approximately 3.4% of total revenues in fiscal 1994. The corporate franchise tax is, in essence, based upon net income apportionable to the State, and thus works very much like a corporate income tax. It is likely to become a larger source of revenues in future years.

     Total net revenues and opening balances for fiscal years
1989, 1990, 1991, 1992, 1993 and 1994 amounted to
approximately $21.657 billion, $23.622 billion, $26.190 billion, $29.647 billion, $33.795 billion and $36.707 billion, respectively, while tax collections for the same period amounted to $12.905 billion, $14.922 billion, $15.849 billion, $17.011 billion and $18.106 billion, respectively.

     The 73rd State Legislative Session convened in January 1993 and before adjourning passed a budget for the 1994-95 biennium. The 1994-95 budget provides for appropriations totalling $38.8 billion from general revenue related funds and $70.1 billion from all fund sources. The 1994-95 biennium budget increases general revenue funding by 10.6%, which funding from all funds increased by 11.4%. Funding for education has been increased to $1.4 billion, or 5.8%, while health and human services increased $4.3 billion, or 22.5%.

     LIMITATIONS ON TAXING POWERS. The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. Property taxes are levied exclusively by county and local taxing authorities.

     The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimate increase in State personal income.

     PETROLEUM PRODUCTION AND MINING. The Texas economy and the oil and gas industry have been intricately linked since the discovery of the Spindletop Field in southeast Texas in 1901. Dramatic increases in the price of oil in 1973-74 and 1979-81 propelled Texas into a leadership position in national economic growth. This situation, however, changed rapidly for Texas during the 1980's. The Texas economy reeled in 1982-83 and again in 1986 as the price of West Texas Intermediate crude oil declined over 50% from $30 per barrel in November 1985 to under $12 per barrel in July 1986. During the oil-patch recession of 1986-87, employment levels declined as the effects of the downturn in the energy industry rippled through the rest of the economy. While there have been fluctuations in petroleum production and mining employment since the recession, the overall trend of that sector in its importance to the Texas economy has been downward. Texas mining employment is currently at its lowest level since 1977. Oil and gas comprises 95% of Texas employment in the mining sector. Because of substantial weakness in the oil and gas industry, mining employment in the State totals approximately 158,000, down 7,500 from 1993 and 30,000 since early 1991.
The shift of drilling activity to other parts of the world and weak natural gas prices indicate a likely persistent sluggishness in the industry.

     FINANCIAL INSTITUTIONS. The decline in oil prices, particu-larly since January 1986, and the recession that followed have had a severe effect on the banking and savings and loans industries in Texas. In most cases, major Texas bank holding companies, individ-ual banks and savings and loans have experienced losses or sharp downturns in profitability due to the increase in non-performing loans in the energy and real estate sectors. The financial dif-ficulties also led to a number of closings among banks and savings and loans. Texas bank failures peaked in 1989, reaching 133 or two-thirds of all bank closings in the nation. Texas bank failures declined to 103 in 1990, 31 in both 1991 and 1992, and 29 in 1993 (of which 20 were subsidiaries of a single bank holding company). No Texas banks failed in 1994.

     Some signs of recovery are now appearing. Texas bank profits in 1991, 1992 and 1993 were $1.1 billion, $1.9 billion and $2.4 billion, respectively. Total loans, total equity capital, and total assets also rose in 1993 and 1994. Most loan growth was in consumer real estate, and even business lending rose for the first time since 1985. Texas banks had a 9 percent growth in loans during the first three quarters in 1994 following a nearly 11 percent increase in dollars lent in 1993.

     Many Texas banks and banking organizations have con-solidated. Texas had 991 banks at the end of 1994 down from 1,125 banks as of the end of 1991. Also, in keeping with a nationwide trend, Texas banks have been shifting a substantial amount of their portfolios away from loans and into federal securities. The annualized return on assets for Texas banks in 1992 and 1993 was 1.08% and 1.07%, respectively.

     No industry was more severely affected by the decline in Texas real estate values during the 1980's than the savings and loan industry. At the end of 1992, assets of private Texas savings and loan associations totaled $42.9 billion, down from the industry high in 1988 of $112.4 billion in assets. Further, the number of Texas savings and loans has decreased from 273 in 1984 to 62 in 1993. However, in terms of profits, after a nearly flat year in 1991, the State's thrifts posted a record $705 million profit for 1992, the second highest in the nation. Texas' savings and loans also led the nation in profits for most of 1993. Texas' savings and loan problems of recent years has mostly been resolved, with steady progress being made in increasing capital levels.

     PROPERTY VALUES AND TAXES. Various State laws place limits upon the amounts of tax that can be levied upon the property subject to ad valorem taxes within various taxing units, such as cities, counties and the districts which have ad valorem taxing powers (including, without limitation, school and hospital districts). Similarly, the amounts of sales and use taxes which can be levied and the types of property and services to which sales and use taxes apply are subject to legal restrictions.

     The 1993 total value of taxable property in Texas School Districts amounted to approximately $628 billion in 1993, according to records compiled by the Property Tax Division of the Office of the Comptroller (derived from school districts in the State). This $628 billion valuation total included approximately $270.2 billion of single-family residences, an increase of 4.2%. The value of utility property rose 3.5 percent from 1992 to 1993, while multi-family residential property values increased 1.6 percent during the same period. By way of contrast, the valuation of oil, gas and mineral properties dropped 6.4% during 1993. The values of vacant lots and rural real estate also declined 8.1 percent and 1.9 percent, respectively, during the year.

     LITIGATION. In 1986, a group of school districts in the State with relatively low ad valorem tax bases filed suit challenging the constitutionality of Texas' system of financing public education. In June 1987, a final judgment was entered by the District Court in EDGEWOOD V. KIRBY, holding that the Texas School Financing System (implemented in conjunction with local school district boundaries that contain unequal taxable property wealth for the financing of public education) is "unconstitutional and unenforceable" under the Texas Constitution. On October 2, 1989, the Texas Supreme Court ruled that the State's school financing system violates the State constitutional requirement that the State Legislature "establish and make suitable provisions for the support and maintenance of an efficient system of public free schools." The Texas Supreme Court did not instruct the Legislature as to the specifics of the legislation it should enact or order the Legislature to raise taxes.

     After four special sessions, the Legislature passed a comprehensive school reform bill (Senate Bill 1) in June 1990. In September 1990 a State District judge ruled that the school finance section of Senate Bill 1 was unconstitutional because it contained inequities in the system and ordered the State to devise a new system by September 1, 1991. The State appealed the ruling and the Texas Supreme Court ruled in January 1991 to enforce the injunction against State funding disbursements until April 1, 1991.

     On April 15, 1991, a new school finance reform bill (Senate Bill 351) was enacted. Under Senate Bill 351, local districts are entitled to a minimum local property tax rate plus a guaranteed basic State allotment per pupil. The funding mechanism is predicated upon tax base consolidation and created 188 new taxing units known as County Education Districts (CEDs), drawn largely along county lines. Within each taxing unit, school districts share the revenue raised by the minimum local property tax. Local school districts can raise additional monies and enrich programs by leaving additional amounts.

     Several school districts challenged the constitutionality of Senate Bill 351 in June 1991. In August 1991, the State District Court held that the creation of the CEDs did not violate the Texas Constitution. In November 1991, the case was appealed to the Texas Supreme Court. The appeal was based upon (among others) the claim that the creation of CEDs amounted to a State property tax in contravention of the State constitution. On January 30, 1992 (the day before property tax payments for 1991 could be paid without becoming delinquent and incurring penalties), the Texas Supreme Court reversed the decision of the State District Court. While the Texas Supreme Court concluded that the CEDs and the taxes they levy are unconstitutional, the Court allowed the Legislature until June 1, 1993 to develop a new plan to be put in place by September 1993. In the interim, the CEDs could continue to collect and distribute the school district property taxes for the 1991 and 1992 years, notwithstanding the fact that the levy has been declared unconstitutional by the Texas Supreme Court.

     In February 1993, the Texas Legislature approved proposed constitutional amendments that were intended to address the constitutional deficiencies in the State's system of funding public schools that have been noted by the courts. At an election held on May 1, 1993, the voters of the State rejected all of the proposed constitutional amendments.

     The 73rd State Legislature enacted in late May 1993 and the Governor signed on May 31, 1993, Senate Bill 7, which included provisions concerning the operation of school districts as well as created a whole new funding system for public education in the State. This bill provided for a two-tiered education finance structure, known as the Foundation School Program. Tier 1 provides that each school district is entitled to a basic allotment of $2,300.00 per student, financed by ad valorem taxes of $.86 per $100.00 valuation on property within the district, with any deficiency to be made up by the State. Tier 2 provides that school districts may levy additional ad valorem taxes of as much as $.64 per $100.00 valuation. For every cent of the additional tax levy a district undertakes, the State guarantees a yield of $20.55 per student, regardless of how much tax revenue is actually collected. Senate Bill 7 also imposes a cap on a school district's taxable property at a level of $280,000 per student. School districts with property more valuable than $280,000 per student have various choices as to how their taxable property may be brought within the $280,000 cap.

     Senate Bill 7 was immediately challenged by numerous groups of plaintiffs, representing hundreds of school districts, both property-rich and property-poor, as well as many parents and local officials. After a trial on the consolidated actions in the case of EDGEWOOD V. MENO, the district court held that Senate Bill 7 was constitutional, but found that the Legislature had failed to provide efficiently for facilities. The district court accordingly denied most of the relief sought by the plaintiffs but ordered by injunction that no bonds for any school district could be approved, registered, or guaranteed after September 1, 1995, unless the Legislature had provided for the efficient funding of educational facilities by that time. On appeal, the Texas Supreme Court affirmed the constitutionality of the public school finance system enacted in Senate Bill 7 in all respects. The Supreme Court modified the district court's judgment to provide that the relief requested by the plaintiffs is denied in all respects and that the district court's injunction is vacated. In all other respects, the Supreme Court affirmed the district court's judgment.

VIRGINIA SERIES

     ECONOMIC GROWTH AND STRUCTURE. The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. From 1984 to 1993, the Commonwealth's
4.8 percent rate of growth in per capita personal income was slightly ahead of the national rate of growth of 4.7 percent. During 1990 and 1992, Virginia's per capita personal income grew at a slightly lower rate than the U.S. average. Per capita income in Virginia has been consistently above national levels over the past decade and, in 1993, was $21,634 compared with the national level of $20,817. The services sector in Virginia generated the largest number of jobs in 1992 (19.7%), followed by wholesale and retail trade (10.6%), manufacturing (10.5%), federal government employment (including civilian and military, 10.0%) and local government employment (8.0%). Because of Virginia's proximity to Washington, D.C. and the concentration of military installations in the Commonwealth (the largest such concentration in the United States), the federal government has a greater economic impact on Virginia relative to its size than on any of the other States except Alaska and Hawaii. There can be no assurances that current efforts by the federal government to restructure the defense budget would not have an adverse effect on the long-term economic conditions of the Commonwealth.

     According to statistics published by the U.S. Department of Labor, the Commonwealth typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. Unemployment rates in Virginia from 1984 to 1993 were substantially below the national rates. In 1993, an average of 5 percent of Virginians were unemployed as compared with the national average of 6.8 percent. Population during that decade generally grew faster than the national rate, then slowed in 1992 and 1993, so that in 1993 the 1.8% rate in Virginia equaled the national rate. The rate of increase in such population growth has declined since reaching a high of 2.1 percent annually in 1987 and, in 1993, was approximately 1.8 percent.

     Virginia is one of 20 States with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized States.

     BUDGET AND DEFICIT MATTERS. Virginia's State government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. The budgetary process begins in May of even-numbered years, approximately 14 months before the start of a biennium when the Governor gives initial guidance to State agencies regarding base budgets, maximum employment levels and policy initiatives. By the following December, final revenue estimates are submitted by the Department of Taxation and reviewed by the Governor, the Advisory Board of Economists and the Advisory Council on Revenue Estimates. Final adjustments to revenues and services are then made, and a bill detailing the Governor's budget is prepared. The Governor is required by statute to present the budget bill and a narrative summary of the bill to the General Assembly by December 20 in the year immediately prior to each even-year session. In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act of the previous year.

     Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. Up to 15 percent of a general fund appropriation to an agency may be withheld, if required.

     The Constitution further requires the Governor to ensure that expenses do not exceed anticipated total revenues plus fund balances during the two-and-a-half-year period following the end of the General Assembly session in which appropriations are made. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on initial forecasts exceed expected revenues in any subsequent forecast. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of the Commonwealth's average annual tax revenues derived from taxes on income and retail sales as certified by the Auditor of Public Accounts for the three immediately preceding fiscal years. If in any year total revenues are forecasted to decline by more than two percent of the certified tax revenues collected in the most recently ended fiscal year, the General Assembly may appropriate an amount for transfer from the Revenue Stabilization Fund to the General Fund in an amount not to exceed one-half of the forecasted shortfall. Earnings in excess of the 10 percent cap are transferred to the General Fund as received. As of June 30, 1994, approximately $79 million was on deposit in the Fund for the 1994-1996 Biennium.


     In fiscal 1994, revenues increased 6.0 percent from the previous year, while total expenditures increased by 4.5 percent. Revenues exceeded expenditures by $731.2 million, an increase of 20.0 percent over fiscal 1993.

     TAX MATTERS. General fund revenues are principally composed of direct taxes. In fiscal year 1994, approximately
94.9 percent of total tax revenues was derived from five major taxes imposed by the Commonwealth on individual and fiduciary income, sales and use, corporate income, public services corporations and premiums of insurance companies.

     Nongeneral revenues consist of all revenues not formally accounted for in the general fund. Included in this category are special taxes and user charges earmarked for specific purposes, the majority of institutional revenues and revenues from the sale of property and commodities, plus receipts from the federal government.

     Approximately 50 percent of the nongeneral revenues consist of grants and donations from the federal government, motor vehicle taxes and institutional revenues. Institutional revenues consist primarily of fees and charges collected by institutions of higher education, medical and mental hospitals and correctional institutions. Motor vehicle-related taxes include the motor vehicle fuel tax, a motor vehicle sales and use tax, oil excise tax, fees generated from driver's licenses, title registration, and motor vehicle registrations and other miscellaneous revenues.

     DEBT MANAGEMENT. In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. During the 1994 General Assembly session, the Committee was established under the general laws of the Commonwealth. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of the Commonwealth. The committee reviews the outstanding debt of all agencies, institutions, boards and authorities of the Commonwealth for which the Commonwealth has either a direct or indirect pledge of tax revenues or moral obligation. The committee released its first report in January 1992 and its most recent report in January 1994.

     The Department of Planning and Budget has prepared a Six-Year Capital Outlay Plan for the Commonwealth. The Plan lists proposed capital projects, and it recommends how the proposed projects should be financed. More specifically, the Plan distinguishes between immediate demands and longer-term needs, assesses the State's ability to meet its highest priority needs and outlines approaches for addressing priorities in terms of costs, benefits and financing mechanisms.

     The Constitution of Virginia prohibits the creation of debt by or on behalf of the Commonwealth that is backed by the Commonwealth's full faith and credit, except as provided in
Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt:

     Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth; and to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

     Based on individual, fiduciary and corporate income taxes and the State sales and use tax, as certified as of July 1, 1994, the debt limits and remaining debt margins under Article
X, Section 9 are set forth below (in $ thousands).

SECTION 9(A)(2) GENERAL OBLIGATION DEBT LIMIT(5):
Debt Limit (30% of 1.15 times annual tax revenues
 for fiscal year 1994)                              $1,954,008
     Less Bonds Outstanding:  (none)                    -
               Debt Margin                          $1,954,008

SECTION 9(B) GENERAL OBLIGATION DEBT LIMIT:
Debt Limit (1.15 times average tax revenues for
 three fiscal years as calculated above)            $6,136,996
     Less Bonds Outstanding:
          Public Facilities Bonds                      372,470
          Transportation Facilities Refunding Bond
71,825
               Debt Margin                          $5,692,701

Additional Section 9(b) Debt Borrowing Restriction:
Four-year authorization restriction
 (25% of 9(b) Debt Limit)                           $1,534,249
     Less 9(b) Debt authorized in past three years
612,944
               Total Additional Borrowing
               Restriction (maximum amount
               that could be authorized
               by the General Assembly)               $921,305

SECTION 9(C) GENERAL OBLIGATION DEBT LIMIT AND DEBT MARGIN Debt Limit (1.15 times average tax revenues for
three fiscal years as calculated above)             $6,136,996
     Less Bonds Outstanding:
          Parking Facilities                            10,645
          Transportation Facilities                    122,267
          Higher Education Institutions                419,710
               Debt Margin                          $5,584,374

     Article X further provides in Section 9(d) that the restrictions of Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project.

     The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and The Innovative Technology Authority are supported in large part by General Fund appropriations. Together, payments to these authorities totaled $87.3 million in fiscal 1994.

     The Commonwealth Transportation Board ("CTB") had $533.5 million in Section 9(d) transportation facility bonds outstanding as of June 30, 1994. This debt was issued to finance costs related to CTB's Route 28 project, its U.S. Route 58 Corridor Development Program and its Northern Virginia Transportation District Program. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of State highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds in the approximate amount of $106 million which are secured by a portion of the Transportation Trust Fund. The fund balance of the Transportation Trust Fund administered by the Transportation Board at June 30, 1994, was $278.9 million.

     The Commonwealth is also involved in numerous leases that are subject to appropriation of funding by the General
Assembly. For all capital leases, the principal balance was $27.5 million as of June 30, 1994.

     The Commonwealth finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of the agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired. Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly. The balance of installment purchase obligations was $37.7 million as of June 30, 1994.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of the Commonwealth. Should the need arise, the Commonwealth may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised the Commonwealth that any such deficiencies exist.

     LOCAL GOVERNMENT. Local government in the Commonwealth is comprised of 95 counties, 41 incorporated cities, and 190 incorporated towns. The Commonwealth is unique among the several States in that cities and counties are independent, and their land areas do not overlap. Cities and counties are the units of general government that have traditionally provided all services not provided by the Commonwealth; they levy and collect their own taxes. On the other hand, towns constitute a part of the counties in which they are located; they levy and collect taxes for town purposes, but their residents are also subject to county taxes. The largest expenditure by local governments in the Commonwealth are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities.

     According to figures prepared by the Auditor of Public Accounts of Virginia, the total outstanding general obligation and revenue debt of counties in the Commonwealth was approximately $4.1 billion as of June 30, 1993, most of which was borrowed for school construction. The amount of debt of Virginia's cities outstanding as of June 30, 1993, was approximately $3.6 billion, while towns had approximately $233 million outstanding as of June 30, 1993.

     PENDING LITIGATION. On March 28, 1989, in DAVIS V. MICHIGAN the United States Supreme Court declared unconstitutional a Michigan statute exempting from state income tax the retirement benefits paid to former workers by the State and local governments but not comparable benefits paid by the federal government. At that time, Virginia exempted State and local but not federal government benefits. At a special session held in April 1989, the General Assembly repealed the exemption of State and local retirement benefits. Following DAVIS, at least five suits, some with multiple plaintiffs, were filed by federal retirees seeking refunds of Virginia income taxes. These suits have been consolidated as HARPER V. DEPARTMENT OF TAXATION. HARPER is a suit by federal retirees seeking refund of State income taxes paid during the period from 1985 to 1988. An initial decision adverse to the plaintiffs was handed down in 1990 by the trial court in Alexandria, Virginia. Several appellate and further trial proceedings have occurred since that date. In June 1993, the U.S. Supreme Court reversed a decision of the Virginia Supreme Court favorable to the Commonwealth and remanded the case for further proceedings. The opinion requires that Virginia "choose the form of relief it will provide, . . . consistent with federal due process principles." A subsequent decision by the trial court denying refunds was again appealed to the Virginia Supreme Court in May 1994, and the Court stayed further proceedings until January 1995, pending the outcome of General Assembly action on various settlement proposals. The stay has been lifted, and further arguments were heard by the Virginia Supreme Court in June 1995. No decision is expected to be handed down before September 15, 1995.

     In a July 1994 special session, the Virginia General Assembly passed emergency legislation to provide payments to federal retirees in settlement of the principal amount, excluding interest, of the retirees' claims for overpaid taxes. The settlement payments are to be made over a five-year period, commencing on March 31, 1995. The total amount of the proposed settlement is $340 million plus earnings on the investment of such amount that may be appropriated. These amounts will be paid to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through 1999, subject to appropriation by the General Assembly.

     Retirees who choose to accept and remain eligible to recover such taxes must have responded to the Department of Taxation by November 1, 1994. By February 1, 1995, retirees must have signed and returned to the Tax Commissioner a settlement agreement releasing the Commonwealth from any further liability for claims arising out of such taxes and dismissing any related litigation to which the taxpayer is a party. Approximately 90% of the retirees accepted the settlement. The legislation also provides that in the event the total principal amount of the claims of taxpayers opting out of the settlement exceeds $20 million, the entire settlement is null and void unless reauthorized by the General Assembly on or before March 1, 1995. Although claims of retirees opting out exceeded $20 million, the General Assembly in its regular 1995 session reauthorized the settlement, and the Governor signed the reauthorization legislation on February 28, 1995. The General Assembly also enacted legislation to provide relief to retirees who failed to meet deadlines in the original settlement legislation, or filed incomplete claims. The total principal amount of the claims of the retirees opting out of the settlement is in excess of $47 million. Those retirees opting out have elected to be bound by the final resolution of pending litigation.

     If the courts ultimately rule that the Commonwealth must refund taxes imposed prior to DAVIS V. MICHIGAN, the potential cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement is approximately $75 million, including interest earnings as of March 1, 1995. The outcome of this litigation cannot be predicted.

     CURRENT RATING. Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

                          APPENDIX B

     Description of S&P, Moody's and Fitch ratings:

S&P

MUNICIPAL BOND RATINGS

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                              AAA

     Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

                              AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                               A

     Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                              BBB

     Of the investment grade, this is the lowest.

     General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between an A and BBB rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                      BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                              BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                               B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                              CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.


                              CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                               C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                               D

     Bonds rated D are in default, and payment of interest and/or payment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major rating categories.

MUNICIPAL NOTE RATINGS

                             SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                             SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                             SP-3

     The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                              A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                              A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                              A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                               B

     Issues rated B are regarded as having only an adequate capacity for timely payment; such capacity may be damaged by changing conditions or short-term adversities.

                               C

     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

Moody's

MUNICIPAL BOND RATINGS

                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                              Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

     Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                              Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                               B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                              Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                              Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                               C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade
(MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR.
Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                         MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                         MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                         MIG 3/VMIG 3

     This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                         MIG 4/VMIG 4

     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

MUNICIPAL BOND RATINGS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                              AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                               A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                              BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                               B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                              CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default.
The ability to meet obligations requires an advantageous business and economic environment.

                              CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                               C

     Bonds rated C are in imminent default in payment of interest or principal.

                         DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                             F-1+

     EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                              F-2

     GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

DEMAND BOND OR NOTES RATINGS

     Certain demand securities empower the holder at his option to require the issuer, usually through a remarketing agent, to repurchase the security upon notice at par with accrued interest. This is also referred to as a put option. The ratings of the demand provision may be changed or withdrawn at any time if, in Fitch's judgment, changing circumstances warrant such action.

     Fitch demand provision ratings carry the same symbols and related definitions as its short-term ratings.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
STATEMENT OF INVESTMENTS
                                                                                                   APRIL 30, 1995
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-90.7%                                                             AMOUNT         VALUE
                                                                                             _____________    __________________
ARIZONA-84.1%
Arizona Board of Regents - Arizona State University, System Revenue,
Refunding:
    6.125%, 7/1/2015........................................................                   $     100,000   $     101,303
    5.50%, 7/1/2019.........................................................                         750,000         699,683
Arizona Educational Loan Marketing Corp., Educational Loan Revenue
    6.375%, 9/1/2005........................................................                         100,000         104,422
Arizona Health Facilities Authority, Hospital System Revenue, Refunding
    (Samaritan Health System) 5.625%, 12/1/2015 (Insured; MBIA).............                         700,000         672,350
Casa Grande Industrial Development Authority, PCR
    (Frito-Lay, Inc. Pollution Control Project) 6.60%, 12/1/2010 (Guaranteed; Pepsico)               200,000         205,036
Chandler, Water and Sewer Revenue, Refunding 6.25%, 7/1/2013 (Insured; FGIC)                         200,000         205,026
Douglas Industrial Development Authority, IDR, Refunding (KMart Corp.
Project)
    6%, 1/1/2003............................................................                         460,000         459,673
Glendale, Improvement Revenue, District Number 59 6%, 1/1/2013..............                         100,000          98,917
Maricopa County Hospital District Number 1, Hospital Facilities, Refunding:
    6.25%, 6/1/2010 (Insured; FGIC).........................................                         100,000         104,302
    6.125%, 6/1/2015 (Insured; FGIC)........................................                         200,000         201,666
Maricopa County Industrial Development Authority:
    Health Facility Revenue (Catholic Healthcare West) 5.50%, 7/1/2010 (Insured; MBIA)               500,000         484,460
    MFHR, Refunding (Laguna Private Apartments Project) 6.75%, 7/1/2019.....                       1,000,000       1,007,670
Maricopa County Pollution Control Corp., PCR, Refunding
    (Public Service Co.-Palo Verde) 6.375%, 8/15/2023.......................                       1,000,000         913,060
Maricopa County School District:
    Number 6 (Washington Elementary) 6%, 7/1/2009 (Insured; AMBAC)..........                         200,000         207,908
    Number 28 (Kyrene Elementary) 6%, 7/1/2013 (Insured; AMBAC)
      (Prerefunded 7/1/2001) (a)............................................                         175,000         183,615
    School Improvement Number 3 (Tempe Elementary) 6%, 7/1/2008
      (Prerefunded 7/1/2006) (a)............................................                         100,000         101,824
Maricopa County Stadium District, Revenue 5.50%, 7/1/2013 (Insured; MBIA)...                       1,000,000         954,600
Maricopa County Unified School District, School Improvement:
    Chandler, Refunding 6.40%, 7/1/2010 (Insured; FGIC).....................                         300,000         312,732
    Gilbert, Refunding, Zero Coupon, 7/1/2005 (Insured; FGIC) (b)...........                       1,860,000       1,049,914
    Paradise Valley 5.875%, 7/1/2012 (Insured; FGIC)........................                         200,000         198,380
    Scottsdale 6%, 7/1/2012 (Prerefunded 7/1/2002) (a)......................                         100,000         105,854
City of Mesa 5.70%, 7/1/2008 (Insured; MBIA)................................                         300,000         299,421
Navajo County Pollution Control Corp., PCR, Refunding (Arizona Public Service
Co.)
    5.875%, 8/15/2028 (Insured; AMBAC)......................................                       1,000,000         967,990
City of Phoenix, Refunding:
    5.10%, 7/1/2013.........................................................                         750,000         675,848
    Street and Highway User Revenue:
      6.60%, 7/1/2007.......................................................                         250,000         267,905
      6.25%, 7/1/2011 (Insured; FGIC).......................................                         200,000         206,456
Phoenix Civic Improvement Corp.:
    Wastewater System Lease Revenue:
      6.125%, 7/1/2014 (Prerefunded 7/1/2003) (a)...........................                         100,000         107,924
      6.125%, 7/1/2023 (Prerefunded 7/1/2003) (a)...........................                         500,000         539,095

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                    _______          ______

ARIZONA (CONTINUED)
Phoenix Civic Improvement Corp. (continued):
    Water Systems Revenue 5.40%, 7/1/2014...................................                    $  1,000,000   $     926,730
Phoenix Industrial Development Authority, SFMR
    6.30%, 12/1/2012 (Insured: FNMA, GNMA) (c)..............................                       1,000,000         987,380
Pima County, Tuscon Unified School District Number 1, School Improvement:
    6.10%, 7/1/2010 (Insured; FGIC).........................................                         100,000         101,958
    5.875%, 7/1/2014 (Insured; FGIC)........................................                       1,000,000         992,520
Pima and Maricopa Counties Industrial Development Authority, Multi-Family
Revenue
    5.875%, 1/1/2029 (Insured; FNMA)........................................                         500,000         456,180
Salt River Agricultural Improvement and Power District,
    Electric System Revenue (Salt River Project):
      6%, 1/1/2013..........................................................                         150,000         150,185
      5.50%, 1/1/2028.......................................................                       1,000,000         901,070
      Refunding 5.75%, 1/1/2013.............................................                         200,000         193,942
City of Scottsdale Municipal Property Corp., Excise Tax Revenue, Refunding
    6.25%, 11/1/2014 (Insured; FGIC)........................................                         100,000         101,976
City of Tempe 6%, 7/1/2009..................................................                         200,000         204,512
City of Tuscon, Refunding:
    6.10%, 7/1/2012 (Insured; FGIC).........................................                         250,000         253,300
    Water System Revenue:
      5.75%, 7/1/2012.......................................................                         100,000          98,384
      5.75%, 7/1/2018.......................................................                         500,000         478,385
University of Arizona, COP (Administrative and Packaging Facility Project)
    6%, 7/15/2023 (Insured; MBIA)...........................................                       1,000,000         989,160
University of Arizona Medical Center Corp., HR, Refunding
    6.25%, 7/1/2010 (Insured; MBIA).........................................                         200,000         207,032
U.S. RELATED-6.6%
Commonwealth of Puerto Rico, Refunding 6%, 7/1/2014.........................                         400,000         391,492
Puerto Rico Electric Power Authority, Power Revenue:
    6%, 7/1/2010............................................................                         550,000         541,876
    6.25%, 7/1/2017.........................................................                         520,000         517,473
                                                                                                                     _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $20,297,684)....................                                     $19,930,589
                                                                                                                 ===========
SHORT_TERM MUNICIPAL INVESTMENTS-9.3%
ARIZONA;
Pima County, Industrial Development Authority, Industrial Revenue, VRDN
    (Tuscon Electric Power-Ivington Project):
      4.70%, 7/1/2022 (LOC; Societe Generale) (d)...........................                    $  1,950,000    $  1,950,000
      4.70%, 10/1/2022 (LOC; Bank of America) (d)...........................                         100,000         100,000
                                                                                                                   _________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $2,050,000)...................                                     $  2,050,000
                                                                                                                ============
TOTAL INVESTMENTS-100.0%
    (cost $22,347,684)......................................................                                     $21,980,589
                                                                                                               =============

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Association
FNMA          Federal National Mortgage Association              MFHR    Multi-Family Housing Revenue
GNMA          Government National Mortgage Association           PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)

FITCH (E)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
_____                              _____                            __________                           ____________
AAA                                Aaa                                  AAA                                 48.6%
AA                                 Aa                                   AA                                  19.4
A                                  A                                    A                                   16.4
BBB                                Baa                                  BBB                                  2.1
BB                                 Ba                                   BB                                   4.2
F1+                                VMIG1                                SP1                                  9.3
                                                                                                           ------
                                                                                                           100.0%
                                                                                                           ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Bonds which are prerefunded are collateralized by U.S.
Government
    securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (c)  Purchased on a when-issued basis.
    (d) Secured by letter of credit. Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
STATEMENT OF ASSETS AND LIABILITIES              APRIL 30, 1995

ASSETS:
    Investments in securities, at value
      (cost $22,347,684)-see statement......................................                                     $21,980,589
    Interest receivable.....................................................                                         354,387
    Receivable for shares of Beneficial Interest subscribed.................                                          29,558
    Prepaid expenses........................................................                                          11,230
    Due from The Dreyfus Corporation........................................                                           8,185
                                                                                                                     _______
                                                                                                                  22,383,949
LIABILITIES:
    Due to Distributor......................................................                   $       7,815
    Due to Custodian........................................................                          94,110
    Payable for investment securities purchased.............................                       1,003,150
    Payable for shares of Beneficial Interest redeemed......................                              13
    Accrued expenses and other liabilities..................................                          51,116       1,156,204
                                                                                                     _______          ______
NET ASSETS  ................................................................                                     $21,227,745
                                                                                                                  ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                     $21,938,293
    Accumulated net realized (loss) on investments..........................                                        (343,453)
    Accumulated net unrealized (depreciation) on investments-Note 3.........                                        (367,095)
                                                                                                                     _______
NET ASSETS at value.........................................................                                     $21,227,745
                                                                                                                ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                       1,018,275
                                                                                                                  ==========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         647,399
                                                                                                                  ==========
NET ASSET VALUE per share:
    Class A Shares
      ($12,972,013 / 1,018,275 shares)......................................                                          $12.74
                                                                                                                      ======
    Class B Shares
      ($8,255,732 / 647,399 shares).........................................                                          $12.75
                                                                                                                      ======



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES

STATEMENT OF OPERATIONS              YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                     $1,173,115
    EXPENSES:
      Management fee-Note 2(a)..............................................                       $ 106,761
      Shareholder servicing costs-Note 2(c).................................                          68,466
      Distribution fees (Class B shares)-Note 2(b)..........................                          37,203
      Auditing fees.........................................................                           8,357
      Prospectus and shareholders' reports..................................                           6,495
      Organization expenses.................................................                           4,600
      Registration fees.....................................................                           2,360
      Custodian fees........................................................                           2,269
      Legal fees............................................................                           1,819
      Trustees' fees and expenses-Note 2(d).................................                             195
      Miscellaneous.........................................................                           9,833
                                                                                                       _____
                                                                                                     248,358
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                         210,380
                                                                                                       _____
            TOTAL EXPENSES..................................................                                          37,978
                                                                                                                      ______
            INVESTMENT INCOME-NET...........................................                                       1,135,137
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                       $(343,444)
    Net unrealized appreciation on investments..............................                         602,025
                                                                                                       _____
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         258,581
                                                                                                                      ______

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,393,718
                                                                                                                  ==========



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED APRIL 30,
                                                                                               ______________________________
                                                                                                   1994            1995
                                                                                               ______________   _____________
OPERATIONS:
    Investment income-net...................................................                   $     748,595    $  1,135,137
    Net realized (loss) on investments......................................                            --          (343,444)
    Net unrealized appreciation (depreciation) on investments for the year..                      (1,152,136)        602,025
                                                                                                     _______         ______
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...                        (403,541)      1,393,718
                                                                                                     _______          ______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................                        (524,294)       (722,637)
      Class B shares........................................................                        (224,301)       (412,500)
    Net realized gain on investments:
      Class A shares........................................................                          (5,370)             _
      Class B shares........................................................                          (2,805)             _
                                                                                                     _______          ______
          TOTAL DIVIDENDS...................................................                        (756,770)     (1,135,137)
                                                                                                      ______         _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                       8,029,274       3,423,651
      Class B shares........................................................                       5,684,625       2,606,355
    Dividends reinvested:
      Class A shares........................................................                         282,465         336,271
      Class B shares........................................................                          94,531         161,187
    Cost of shares redeemed:
      Class A shares........................................................                        (736,531)     (3,489,944)
      Class B shares........................................................                        (534,479)     (1,143,645)
                                                                                                  __________     ___________
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......                      12,819,885       1,893,875
                                                                                                  __________     ___________
            TOTAL INCREASE IN NET ASSETS....................................                      11,659,574       2,152,456
NET ASSETS:
    Beginning of year.......................................................                       7,415,715      19,075,289
                                                                                                 ___________     ___________
    End of year.............................................................                     $19,075,289     $21,227,745
                                                                                                 ===========     ===========

                                                                                            SHARES
                                                                              __________________________________
                                                                            CLASS A                          CLASS B
                                                                        _______________                  _______________

                                                                      YEAR ENDED APRIL 30,            YEAR ENDED APRIL 30,

                                                                      1994          1995              1994            1995
                                                                     ______        _______           _______         _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                         594,166        281,816           420,705         206,514
    Shares issued for dividends reinvested.                          21,163         27,031             7,085          12,967
    Shares redeemed........................                         (54,791)      (283,309)          (39,666)        (93,196)
                                                                    _______       ________           _______         _______
          NET INCREASE IN SHARES OUTSTANDING                        560,538         25,538           388,124         126,285
                                                                    =======        =======           =======         =======

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated.
This
information has been derived from the Series' financial statements.


                                                                   CLASS A SHARES                          CLASS B SHARES
                                                                   _____________                           _____________
                                                                YEAR ENDED APRIL 30,                     YEAR ENDED APRIL 30,
                                                                   _____________                           _____________
PER SHARE DATA:                                             1993(1)     1994     1995                1993(2)    1994     1995
                                                             ____       ____     ____                 ______    _____    _____
    Net asset value, beginning of year.................     $12.50   $13.12   $12.60                  $12.65   $13.12   $12.61
                                                             ____       ____     ____                 ______    _____    _____
    INVESTMENT OPERATIONS:
    Investment income-net..............................        .51      .75      .75                     .21      .68      .69
    Net realized and unrealized gain (loss) on investments     .62     (.51)     .14                     .47     (.50)     .14
                                                              ____     ____     _____                    ____     ____     ____
      TOTAL FROM INVESTMENT OPERATIONS.................       1.13      .24      .89                     .68      .18      .83
                                                              ____     ____     _____                    ____     ____     ____
    DISTRIBUTIONS:
    Dividends from investment income-net...............       (.51)    (.75)    (.75)                   (.21)    (.68)    (.69)
    Dividends from net realized gain on investments....        --      (.01)     --                       --     (.01)      --
                                                              ____     ____     ____                     ____    ____      ____
      TOTAL DISTRIBUTIONS..............................       (.51)    (.76)    (.75)                   (.21)    (.69)    (.69)
                                                              ____     ____     ____                     ____    ____     ____
    Net asset value, end of year.......................     $13.12   $12.60   $12.74                  $13.12   $12.61   $12.75
                                                             =====   ======   ======                  =======  =======  =======
TOTAL INVESTMENT RETURN(3).............................      14.01%(4) 1.61%   7.41%                   18.49%(4) 1.16%    6.88%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets ...........        --        --       --                     .50%(4)  .50%     .50%
    Ratio of net investment income to average net assets      5.71%(4) 5.51%   6.04%                    4.61%(4) 4.95%    5.54%
    Decrease reflected in above expense ratios due to
      undertaking by the Manager ......................       1.87%(4) 1.26%   1.07%                    1.68%(4) 1.27%    1.10%
    Portfolio Turnover Rate ...........................       5.94%(5) 3.65%   21.96%                   5.94%(5) 3.65%   21.96%
    Net Assets, end of year (000's Omitted)............     $5,671  $12,506  $12,972                   $1,745   $6,569   $8,256

(1)    From September 3, 1992 (commencement of operations) to April 30, 1993.
(2)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the
Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Arizona Series (the "Series"). Dreyfus
Service Corporation, until August 24, 1994, acted as the distributor of the
Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of
The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI
Holdings, Inc., the parent company of which is Boston
Institutional Group,
Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the
Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices
(as obtained by the Service from dealers in such securities) and asked prices
(as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type;
indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities
transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly.
Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $262,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1,
1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager has undertaken from May 1, 1994 through April 2, 1995 to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees and certain expenses as described above), and thereafter through April 30, 1995, to reduce the shareholder services plan fee paid by and reimburse such excess expenses of the Series, to the extent that the Series' aggregate expenses
(excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $210,380 for the year ended April 30, 1995.
    The Manager has currently undertaken through June 30, 1995 or until such time as the net assets of the Series exceed $50 million, regardless of whether they remain at that level, to reimburse all fees and expenses of the
Series (excluding 12b-1 distribution plan fees, shareholder services plan fees and certain expenses as described above).
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $5,509 during the year ended April
30, 1995 from commissions earned on sales of the Series' Class A shares.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Prior to August 24, 1994, Dreyfus Service Corporation retained $9,435 from contingent deferred sales charges imposed upon redemptions of the Series' Class
B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised
Distribution Plan with respect to Class B shares only (the
"Class B
Distribution Plan") pursuant to Rule 12b-1 under the Act.
Pursuant to the
Class B Distribution Plan, effective August 24, 1994, the Fund pays the
Distributor for distributing the Series' Class B shares at an annual rate of
 .50 of 1% of the value of the average daily net assets of Class
B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class B
Distribution Plan") provided that the Series pays Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus
Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $26,079 was charged to the Series pursuant to the Class B Distribution Plan and $11,124 was charged to the
Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Serv-ice Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23,
1994, $9,574 and $5,562 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $20,352 and $13,040 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services
Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or
Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $13,042,072 and $10,087,640, respectively, for the year ended
April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized depreciation on investments was $367,095, consisting of $178,743 gross unrealized appreciation and
$545,838 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund,
Arizona Series (one of the series constituting the Premier State
Municipal
Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Arizona Series at April 30,
1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]
New York, New York
June 6, 1995

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
STATEMENT OF INVESTMENTS
                                                                                                       APRIL 30, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-92.9%                                                              AMOUNT           VALUE
                                                                                                 ------------     ------------
COLORADO--88.1%
Adams County, PCR, Refunding (Public Service Co. of Colorado Project)
    5.875%, 4/1/2014 (Insured; MBIA)........................................                     $   200,000      $   196,738
Arvada, Sales and Use Tax Revenue, Refunding and Improvement
    6.25%, 12/1/2012 (Insured; FGIC)........................................                         200,000          205,080
Colorado Board of Community Colleges and Occupational Education, Revenue
    (Red Rocks Community College Project) 6%, 11/1/2019 (Insured; AMBAC)....                         300,000          297,336
Colorado Health Facilities Authority, Revenues:
    Hospital (PSL Healthcare Systems Project) 6.875%, 2/15/2023.............                         500,000          483,420
    Refunding (Boulder Community Hospital) 5.875%, 10/1/2023 (Insured; MBIA)                         200,000          193,164
Colorado Housing Finance Authority, Single Family Program
    7.55%, 8/1/2023 (Insured; FHA)..........................................                         195,000          201,893
Colorado Springs, Utilities Revenue:
    6.75%, 11/15/2021.......................................................                         200,000          212,516
    Refunding 6.50% 11/15/2015..............................................                         165,000          171,117
Colorado Water Resource Power Development Authority, Clean Water Revenue
    6.30%, 9/1/2014.........................................................                         200,000          205,952
Denver City and County, Airport Revenue 7%, 11/15/2025......................                         200,000          195,556
Garfield, Pitkin and Eagle Counties, School District Number 1
    9%, 12/15/2008 (Insured; MBIA)..........................................                         200,000          255,918
Lakewood, Multi-Family Housing Revenue, Mortgage
    6.55%, 10/1/2015 (Insured; FHA).........................................                         200,000          199,094
Metro Wastewater Reclamation District, Gross Revenue 6%, 4/1/2010...........                         200,000          202,494
Platte River Power Authority, Power Revenue, Refunding 6.125%, 6/1/2014.....                         200,000          202,136
San Miguel County Housing Authority, Multi-Family Housing Revenue, Refunding
    (Telluride Village Apartments Project) 6.40%, 7/1/2023..................                         300,000          277,947
Westminster, Sales and Use Tax Refunding, Revenue 6.25%, 12/1/2012
    (Insured; FGIC).........................................................                         200,000          204,710
U.S. RELATED-4.8%
Puerto Rico Electric Power Authority, Power Revenue 6%, 7/1/2014 (Insured; FSA)                      200,000          201,436
                                                                                                                 ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $3,866,801).......................................................                                      $3,906,507
                                                                                                                  ==========
SHORT-TERM MUNICIPAL INVESTMENTS-7.1%
COLORADO:
Colorado Student Obligation Board Authority, Student Loan Revenue, VRDN
    4.65% (LOC; Student Loan Marketing Association; Sumitomo Bank Ltd.) (a,b)                        $   200,000  $   200,000

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                                         APRIL 30, 1995
                                                                                                   PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                   ------------  ------------
COLORADO (CONTINUED)
Denver City and County, VRDN (Rose Medical Center) 4.25% (Insured; AMBAC) (b)                       $   100,000  $   100,000
                                                                                                                 -----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $300,000).........................................................                                     $   300,000
                                                                                                                 ===========
TOTAL INVESTMENTS-100.0%
    (cost $4,166,801).......................................................                                     $4,206,507
                                                                                                                 ==========

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation    LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company             MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                 Insurance Corporation
FSA           Financial Security Assurance                     PCR     Pollution Control Revenue
                                                               VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S           PERCENTAGE OF VALUE
---------                          ---------                      --------------------      -----------------------
AAA                                Aaa                            AAA                               44.1%
AA                                 Aa                             AA                                28.4
BBB                                Baa                            BBB                               22.7
F1                                 MIG1                           SP1                                4.8
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
STATEMENT OF ASSETS AND LIABILITIES
                                                                                                     APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $4,166,801)-see statement.......................................                                     $4,206,507
    Cash....................................................................                                         52,475
    Receivable for shares of Beneficial Interest subscribed.................                                         79,251
    Interest receivable.....................................................                                         73,436
    Prepaid expenses-Note 1(e)..............................................                                         26,337
    Due from The Dreyfus Corporation........................................                                          3,559
                                                                                                                 ----------
                                                                                                                  4,441,565
LIABILITIES:
    Due to Distributor......................................................                      $    2,131
    Payable for investment securities purchased.............................                         200,036
    Accrued expenses........................................................                          36,855       239,022
                                                                                                   ---------     ----------
NET ASSETS  ................................................................                                     $4,202,543
                                                                                                                ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                     $4,193,030
    Accumulated net realized (loss) on investments..........................                                        (30,193)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         39,706
                                                                                                                 ----------
NET ASSETS at value.........................................................                                     $4,202,543
                                                                                                                ===========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         80,713
                                                                                                                ===========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                        257,285
                                                                                                                ===========
NET ASSET VALUE per share:
    Class A Shares
      ($1,003,407 / 80,713 shares)..........................................                                         $12.43
                                                                                                                     ======
    Class B Shares
      ($3,199,136 / 257,285 shares).........................................                                         $12.43
                                                                                                                     ======

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
STATEMENT OF OPERATIONS
FROM MAY 6, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $182,239
    EXPENSES:
      Management fee-Note 2(a)..............................................                        $ 16,404
      Shareholder servicing costs-Note 2(c).................................                          22,633
      Distribution fees (Class B shares)-Note 2(b)..........................                          11,180
      Organization expenses-Note 1(e).......................................                           6,271
      Prospectus and shareholders' reports..................................                           4,111
      Legal fees............................................................                           2,916
      Registration fees.....................................................                           2,130
      Custodian fees........................................................                           1,025
      Auditing fees.........................................................                             645
      Trustees' fees-Note 2(d)..............................................                              29
      Miscellaneous.........................................................                           2,821
                                                                                                    --------
                                                                                                     70,165
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                          58,829
                                                                                                    --------
            TOTAL EXPENSES..................................................                                         11,336
                                                                                                                   --------
            INVESTMENT INCOME-NET...........................................                                        170,903
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                     $(30,193)
    Net unrealized appreciation on investments..............................                        39,706
                                                                                                  --------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         9,513
                                                                                                                  --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $180,416
                                                                                                                 =========

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
STATEMENT OF CHANGES IN NET ASSETS
FROM MAY 6, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995
OPERATIONS:
    Investment income-net.....................................................                                $    170,903
    Net realized (loss) on investments........................................                                     (30,193)
    Net unrealized appreciation on investments for the period.................                                      39,706
                                                                                                               -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................                                     180,416
                                                                                                               -----------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares..........................................................                                     (46,233)
      Class B shares..........................................................                                    (124,670)
                                                                                                               -----------
          TOTAL DIVIDENDS.....................................................                                    (170,903)
                                                                                                               -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares..........................................................                                   2,423,449
      Class B shares..........................................................                                   4,771,752
    Dividends reinvested:
      Class A shares..........................................................                                      27,461
      Class B shares..........................................................                                      77,605
    Cost of shares redeemed:
      Class A shares..........................................................                                  (1,455,718)
      Class B shares..........................................................                                  (1,651,519)
                                                                                                                -----------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS........                                   4,193,030
                                                                                                                -----------
            TOTAL INCREASE IN NET ASSETS......................................                                   4,202,543
NET ASSETS:
    Beginning of period.......................................................                                       ---
                                                                                                               -----------
    End of period.............................................................                                $ 4,202,543
                                                                                                               ==========

                                                                                                          SHARES
                                                                                                -------------------------
                                                                                                   CLASS A        CLASS B
                                                                                                ------------  ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold................................................................                      196,569       386,112
    Shares issued for dividends reinvested.....................................                        2,240         6,325
    Shares redeemed............................................................                    (118,096)     (135,152)
                                                                                                ------------  ------------
          NET INCREASE IN SHARES OUTSTANDING...................................                      80,713        257,285
                                                                                                ============  ============

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period May 6, 1994 (commencement of operations) to April
30, 1995. This information has been derived from the Series' financial statements.

PER SHARE DATA:                                                                       CLASS A SHARES        CLASS B SHARES
                                                                                     ---------------        ---------------
    Net asset value, beginning of period....................................               $12.50                $12.50
                                                                                           -------              -------
    INVESTMENT OPERATIONS:
    Investment income-net...................................................                  .76                   .69
    Net realized and unrealized (loss) on investments.......................                 (.07)                 (.07)
                                                                                           -------              -------
      TOTAL FROM INVESTMENT OPERATIONS......................................                  .69                   .62
                                                                                           -------              -------
    DISTRIBUTIONS;
    Dividends from investment income-net....................................                 (.76)                 (.69)
                                                                                           -------              -------
    Net asset value, end of period..........................................               $12.43                $12.43
                                                                                           ======               =======

TOTAL INVESTMENT RETURN(1)..................................................                 5.83%(2)              5.26%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                 -                      .50%(2)
    Ratio of net investment income to average net assets....................                 6.20%(2)              5.58%(2)
    Decrease reflected in above expense ratios due to undertakings
      by the Manager........................................................                 1.99%(2)              1.97%(2)
    Portfolio Turnover Rate.................................................                21.81%(3)             21.81%(3)
    Net Assets, end of period (000's Omitted)...............................               $1,003                $3,199
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series of shares of Beneficial Interest including the Colorado Series (the "Series") which commenced operations on May 6, 1994.
Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager").
Effective August 24, 1994, the Manager became a direct subsidiar
y
of Mellon Bank, N.A.
    As of April 30, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, held 34,070 shares of Class A and 33,922 shares of Class B. Mellon Bank Investments Corporation is a subsidiary of Mellon Bank.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly-owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in
turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group,
Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are
applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investmen ts
for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for mortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the
Series
not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicabl e provisions of the Internal Revenue Code, and to make
distributions
of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of $563 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to April
30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal
2003.
    (E) OTHER: Organization expenses paid by the Series are included in prepaid expenses and are being amortized to operations from May 6, 1994, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. At April 30, 1995, the unamortized balance of such expenses amounted to $25,083.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of
 .55 of 1% of the average daily value of the Series' net assets
and
is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May
6, 1994 through April 2, 1995 to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees and certain expenses as described above), and thereafter through April 30, 1995, to reduce management fee paid by and reimburse such excess expenses of the Series', to the extent that the Series aggregate expenses (excluding certain expenses as described
above)
exceeded specified annual percentages of the Series' average daily
net assets. The expense reimbursement, pursuant to the undertakings, amounted to $58,829 for the period ended April 30, 1995.
    The Manager has currently undertaken through June 30, 1995 or until such time as the net assets of the Series exceed $50 million, regardless of whether they remain at that level, to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees, and certain expenses as described above).
The undertaking may be modified by the Manager from time to
time,
provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $671 during the period ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to 12b-1 under the Act.
Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series' pay Dreyfus
Service Corporation at an annual rate of .50 of 1% of the value of
the Series' Class B shares average daily net assets, for the costs
and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by
clients
of the Service Agent.
    During the period ended April 30, 1995, $9,770 was charged to the Series pursuant to the Class B Distribution Plan and $1,410 was charged to the Series pursuant to the prior Class B
Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 6, 1994 through August 23, 1994, $368 and $937 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through April 30, 1995, $1,498 and $4,653 were charged to the Class A and
Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $6,784,482 and $2,585,794, respectively, for the period ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $39,706, consisting of $64,805 gross unrealized appreciation and $25,099 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Colorado Series (one of the Series constituting the Premier State Municipal Bond Fund), as of April 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the period from May 6, 1994 (commencement of operations) to April 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Colorado Series at April 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from May 6, 1994 to April 30, 1995, in conformity with generally accepted accounting principles.

                          (Ernst & Young LLP Signature Logo)
New York, New York
June 6, 1995

PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF INVESTMENTS                                                                                        APRIL 30, 1995
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                              AMOUNT            VALUE
                                                                                                --------------    --------------
CONNECTICUT--85.4%
Connecticut:
    7.20%, 3/1/2007 (Prerefunded 3/1/1999) (a)..............................                    $    1,350,000      $  1,484,811
    6.90%, 3/15/2009 (Prerefunded 3/15/2000) (a)............................                         3,000,000         3,299,310
    5.50%, 3/15/2010........................................................                         3,000,000         2,916,690
    6.875%, 7/15/2010 (Prerefunded 7/15/2000) (a)...........................                         7,100,000         7,823,774
    6.75%, 3/1/2011 (Prerefunded 3/1/2001) (a)..............................                         3,000,000         3,307,830
    Special Tax Obligation Revenue (Transportation Infrastructure):
      Refunding 6.125%, 2/15/2008...........................................                         8,800,000         9,061,096
      Refunding 5.375%, 9/1/2008............................................                         2,500,000         2,381,950
      6.80%, 12/1/2009 (Prerefunded 12/1/1999) (a)..........................                         3,000,000         3,284,880
      7.125%, 6/1/2010......................................................                         8,400,000         9,490,404
      6.75%, 6/1/2011 (Prerefunded 6/1/2003) (a)............................                         8,500,000         9,390,205
Connecticut Clean Water Fund, Revenue
    7%, 1/1/2011............................................................                         6,700,000         7,131,882
Connecticut Development Authority, Revenue:
    First Mortgage Gross
      (Elim Park Baptist Home Inc. Project) 9%, 12/1/2020...................                         3,565,000         3,752,056
    Health Care:
      (Jerome Home Project) 8%, 11/1/2019...................................                         1,970,000         2,025,062
      (Masonic Charity Foundation of Connecticut) 6.50%, 8/1/2020 (Insured; AMBAC)                   4,150,000         4,262,797
    Life Care Facilities
      (Seabury Project) 10%, 9/1/2021.......................................                        11,175,000        11,606,132
    Pollution Control:
      (New England Power Co. Project) 7.25%, 10/15/2015.....................                         4,000,000         4,203,160
      (Pfizer Inc. Project) 6.55%, 2/15/2013................................                         2,000,000         2,084,340
    Solid Waste and Electric
      (Ogden Martin System-Bristol Inc.) 10%, 7/1/2014......................                         2,250,000         2,336,738
    Water Facilities, Refunding:
      (Bridgeport Hydraulic Project):
          7.25%, 6/1/2020...................................................                         1,000,000         1,047,760
          5.60%, 6/1/2028 (Insured; MBIA)...................................                         2,600,000         2,351,336
      (Stamford Water Company Project) 5.30%, 9/1/2028......................                         1,000,000           841,900
Connecticut Health and Educational Facilities Authority, Revenue:
    7%, 1/1/2020 (Insured; MBIA)............................................                         3,000,000         3,231,630
    (Bristol Hospital) 7%, 7/1/2020 (Insured; MBIA).........................                         2,850,000         3,066,287
    (Cherry Brook Nursing Center Project) 6%, 11/1/2022.....................                         4,600,000         4,479,204
    (Connecticut College) 6.625%, 7/1/2011 (Insured; MBIA)..................                         1,200,000         1,264,392
    (Danbury Hospital) 6.50%, 7/1/2014 (Insured; MBIA)......................                         3,250,000         3,355,527
    (Fairfield University) 6.90%, 7/1/2014..................................                         1,500,000         1,500,540
    (Hartford University):
      6.75%, 7/1/2012.......................................................                         3,500,000         3,319,295
      6.80%, 7/1/2022.......................................................                         8,500,000         7,712,900
      8%, 7/1/2018..........................................................                         3,125,000         3,571,531

PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              APRIL 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                --------------   ---------------
CONNECTICUT (CONTINUED)
Connecticut Health and Educational Facilities Authority, Revenue (continued):
    (Hebrew Home and Hospital) 7%, 8/1/2030 (Insured; FHA).................                $           865,000    $      871,807
    (Johnson Evergreen Corp.) 8.50%, 7/1/2022...............................                         4,500,000         4,640,490
    (Lawrence and Memorial Hospital):
      7%, 7/1/2020 (Insured; MBIA) (Prerefunded 7/1/2000) (a)...............                         2,500,000         2,766,400
      6.25%, 7/1/2022 (Insured; MBIA) (Prerefunded 7/1/2002) (a)............                         3,750,000         4,039,537
    (Lutheran General Health Care System) 7.375%, 7/1/2019..................                         1,400,000         1,674,232
    (Manchester Memorial Hospital) 7%, 7/1/2010 (Insured; MBIA).............                         1,000,000         1,076,590
    (Mansfield Nursing Center Project) 6%, 11/1/2022........................                         2,700,000         2,629,098
    (Middlesex Hospital) 6.25%, 7/1/2022 (Insured; MBIA)....................                         2,500,000         2,503,175
    (New Britain Memorial Hospital) 7.75%, 7/1/2022.........................                        16,000,000        16,153,760
    (Norwalk Hospital) 6.25%, 7/1/2022 (Insured; MBIA)......................                         3,600,000         3,604,572
    (Nursing Home Program-Noble Horizon) 6%, 11/1/2022......................                         1,500,000         1,460,610
    (Quinnipiac College):
      6%, 7/1/2013..........................................................                         4,550,000         4,081,259
      7.25%, 7/1/2019 (Prerefunded 7/1/1999) (a)............................                         2,375,000         2,613,473
      7.75%, 7/1/2020 (Prerefunded 7/1/2000) (a)............................                         1,000,000         1,140,890
    (Refunding-Saint Francis Hospital and Medical Center)
      6.20%, 7/1/2022 (Insured; MBIA).......................................                         1,725,000         1,713,598
    (Sacred Heart University) 5.80%, 7/1/2023...............................                         1,700,000         1,379,669
    (Saint Raphael Hospital):
      6.20%, 7/1/2014 (Insured; AMBAC)......................................                         1,100,000         1,105,599
      6.625%, 7/1/2014 (Insured; AMBAC).....................................                         2,500,000         2,601,150
    (Taft School) 7.375%, 7/1/2020 (Prerefunded 7/1/2000) (a)...............                         1,150,000         1,289,759
    (Waterbury Hospital) 7%, 7/1/2020 (Insured; FSA)........................                         4,450,000         4,787,710
    (William W. Backus Hospital):
      6%, 7/1/2012..........................................................                         1,500,000         1,411,095
      6.375%, 7/1/2022......................................................                         2,250,000         2,161,507
    (Yale-New Haven Hospital) 7.10%, 7/1/2025 (Insured; MBIA)...............                        10,475,000        11,368,099
Connecticut Higher Education Supplemental Loan Authority, Revenue:
    7.375%, 11/15/2005......................................................                            10,000            10,554
    7.50%, 11/15/2010.......................................................                         1,955,000         2,064,284
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
    7.20%, 11/15/2008.......................................................                        11,545,000        12,152,960
    7.50%, 11/15/2009.......................................................                         810,000             856,688
    5.60%, 5/15/2014........................................................                         4,000,000         3,725,280
    6.45%, 5/15/2022........................................................                         6,000,000         5,954,160
    6.70%, 11/15/2022.......................................................                        17,500,000        17,932,600
    6.75%, 11/15/2023.......................................................                         6,000,000         6,173,880
    6.05%, 11/15/2025.......................................................                        11,225,000        10,671,383


PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              APRIL 30, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT            VALUE
                                                                                                --------------     --------------
CONNECTICUT (CONTINUED)
Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue
    7%, 1/1/2016 (Insured; AMBAC)...........................................                    $    1,000,000    $    1,037,390
Connecticut Resources Recovery Authority:
    (Middle Connecticut System Bonds) 7.875%, 11/15/2012 (Insured; MBIA)....                         2,500,000         2,675,900
    (Municipal Service Fee Subordinated Bridgeport) 7.50%, 1/1/2009.........                         2,500,000         2,605,925
    (Resources Recovery-American Refunding-Fuel) 8%, 11/15/2015.............                        11,835,000        12,916,364
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue
    (Wheelabrator Lisbon Project):
      5.50%, 1/1/2014.......................................................                        10,000,000         8,485,800
      5.50%, 1/1/2020.......................................................                         7,250,000         5,950,873
New Haven 7.40%, 8/15/2011..................................................                         1,500,000         1,593,210
South Central Connecticut Regional Water Authority, Water Systems Revenue:
    5.75%, 8/1/2012 (Insured; AMBAC)........................................                         6,000,000         5,877,300
    7.125%, 8/1/2012 (Prerefunded 8/1/1996) (a).............................                         2,480,000         2,607,621
Stamford 6.60%, 1/15/2010...................................................                         2,750,000         3,043,315
Stratford 7.30%, 3/1/2012 (Prerefunded 3/1/2001) (a)........................                         1,130,000         1,277,635
U. S. RELATED-14.6%
Puerto Rico:
    (Public Improvement):
      7.70%, 7/1/2020 (Prerefunded 7/1/2000) (a)............................                         3,000,000         3,429,240
      6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)............................                         6,000,000         6,676,260
    Refunding 5.50%, 7/1/2013 ..............................................                         3,000,000         2,778,810
Puerto Rico Aqueduct and Sewer Authority, Revenue
    7.875%, 7/1/2017........................................................                         1,860,000         2,047,376
Puerto Rico Electric Power Authority, Power Revenue 7%, 7/1/2021............                         6,775,000         7,275,402
Puerto Rico Highway and Transportation Authority, Highway Revenue:
    6.236%, 7/1/2010(b).....................................................                         3,200,000         2,780,000
    6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a).............................                         5,000,000         5,511,500
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
    Financing Authority, Revenue (Motorola Inc. Project) 6.75%, 1/1/2014....                         2,000,000         2,117,160
Puerto Rico  Municipal Finance Agency 5%, 7/1/1998 .........................                         3,655,000         3,633,582
Puerto Rico Ports Authority, Special Facilities Revenue
    (American Airlines) 6.30%, 6/1/2023.....................................                         2,000,000         1,891,960
Puerto Rico Public Buildings Authority, Guaranteed Public Education and
    Health Facilities:
      7.125%, 7/1/2009 (Prerefunded 7/1/1998) (a)...........................                         4,830,000         5,232,291
      Refunding 5.75%, 7/1/2015.............................................                         8,000,000         7,561,520
Virgin Islands Public Finance Authority, Revenue, Refunding
    7.25%, 10/1/2018........................................................                         2,000,000         2,067,340
                                                                                                                  ---------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $351,813,948)...................                                         $363,275,061
                                                                                                                  ===============

PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
---------                          ---------                      --------------------             ----------------------
AAA                                Aaa                            AAA                                        32.4%
AA                                 Aa                             AA                                         32.9
A                                  A                              A                                          16.2
BBB                                Baa                            BBB                                        11.3
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                               7.2
                                                                                                            -----
                                                                                                            100.0%
                                                                                                            ======

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation    FSA     Financial Security Assurance
FHA           Federal Housing Administration                   MBIA    Municipal Bond Investors Assurance Insurance
                                                                          Corporation


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collataralized by U.S. government securities which are held in escrow and are used to pay prinicpal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security - the interest rate is subject to change periodically.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to
         be of comparable quality to those rated securities in which the Fund may invest.
    (e)  At April 30, 1995, the series had $96,059,865 (25.9% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                         APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $351,813,948)-see statement.....................................                                        $363,275,061
    Cash....................................................................                                             150,836
    Interest receivable.....................................................                                           8,243,086
    Receivable for shares of Beneficial Interest subscribed.................                                             150,513
    Prepaid expenses........................................................                                               9,609
                                                                                                                  --------------
                                                                                                                     371,829,105
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                         $168,937
    Due to Distributor......................................................                           91,478
    Payable for shares of Beneficial Interest redeemed......................                           75,057
    Accrued expenses and other liabilities..................................                          104,687            440,159
                                                                                                    ----------    --------------
NET ASSETS  ................................................................                                        $371,388,946
                                                                                                                  ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                        $362,106,350
    Accumulated net realized capital losses and distributions in excess
      of net realized gain on investments...................................                                         (2,178,517)
    Accumulated net unrealized appreciation on investments-Note 3...........                                          11,461,113
                                                                                                                  --------------
NET ASSETS at value.........................................................                                        $371,388,946
                                                                                                                  ==============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                          28,568,040
                                                                                                                  ==============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                           3,013,154
                                                                                                                  ==============
NET ASSET VALUE per share:
    Class A Shares
      ($335,964,194 / 28,568,040 shares)....................................                                              $11.76
                                                                                                                         =======
    Class B Shares
      ($35,424,752 / 3,013,154 shares)......................................                                              $11.76
                                                                                                                         =======



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF OPERATIONS                                                                                YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $25,194,629
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $ 2,082,924
      Shareholder servicing costs-Note 2(c).................................                       1,182,330
      Distribution fees (Class B shares)-Note 2(b)..........................                         170,234
      Professional fees.....................................................                          52,876
      Custodian fees........................................................                          38,846
      Prospectus and shareholders' reports..................................                          16,912
      Trustees' fees and expenses-Note 2(d).................................                           3,371
      Registration fees.....................................................                           1,825
      Miscellaneous.........................................................                          24,945
                                                                                               -------------

                                                                                                   3,574,263
      Less--reduction in management fee due to
        undertakings-Note 2(a)                                                                        35,533
                                                                                               -------------
            TOTAL EXPENSES..................................................                                           3,538,730
                                                                                                                   -------------
            INVESTMENT INCOME-NET...........................................                                          21,655,899
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                    $(1,973,798)
    Net unrealized (depreciation) on investments............................                       (287,865)
                                                                                               -------------
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                         (2,261,663)
                                                                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $19,394,236
                                                                                                                   =============


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        YEAR ENDED APRIL 30,
                                                                                               --------------------------------
                                                                                                        1994             1995
                                                                                               --------------    --------------
OPERATIONS:
    Investment income--net.................................................                     $  21,803,044      $  21,655,899
    Net realized (loss) on investments.....................................                          (185,245)        (1,973,798)
    Net unrealized (depreciation) on investments for the year..............                       (15,446,724)          (287,865)
                                                                                                --------------    --------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............                         6,171,075         19,394,236
                                                                                                --------------    --------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income--net:
      Class A shares.......................................................                       (20,717,006)       (19,881,887)
      Class B shares.......................................................                        (1,086,038)        (1,774,012)
    From net realized gain on investments:
      Class A shares.......................................................                          (758,152)           --
      Class B shares.......................................................                           (50,982)           --
    In excess of net realized gain on investments:
      Class A shares.......................................................                           (18,247)           --
      Class B shares.......................................................                            (1,227)           --
                                                                                                --------------    --------------
          TOTAL DIVIDENDS..................................................                       (22,631,652)       (21,655,899)
                                                                                                --------------    --------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.......................................................                        44,016,008         15,947,221
      Class B shares.......................................................                        25,201,426          5,896,601
    Dividends reinvested:
      Class A shares.......................................................                        12,291,154         11,434,147
      Class B shares.......................................................                           839,531          1,240,658
    Cost of shares redeemed:
      Class A shares.......................................................                       (37,453,609)       (53,507,884)
      Class B shares.......................................................                        (1,518,578)        (3,788,582)
                                                                                                 --------------    --------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
            INTEREST TRANSACTIONS..........................................                        43,375,932        (22,777,839)
                                                                                                --------------    --------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS........................                        26,915,355        (25,039,502)
NET ASSETS:
    Beginning of year......................................................                       369,513,093        396,428,448
                                                                                                --------------    --------------
    End of year............................................................                      $396,428,448       $371,388,946
                                                                                                ==============     ==============

                                                                                        SHARES
                                                          ---------------------------------------------------------------------
                                                                     CLASS A                                  CLASS B
                                                          ---------------------------------     --------------------------------
                                                                YEAR ENDED APRIL 30,                  YEAR ENDED APRIL 30,
                                                          ---------------------------------     --------------------------------
                                                                1994           1995                   1994              1995
                                                          -------------     ---------------      --------------      -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                 3,521,978           1,373,091           2,016,083           503,373
    Shares issued for dividends reinvested.                   987,215             983,180              67,670           106,773
    Shares redeemed........................                (3,026,083)         (4,637,620)           (125,740)         (329,539)
                                                          --------------     --------------     --------------      -----------
          NET INCREASE (DECREASE)
            IN SHARES OUTSTANDING........                    1,483,110         (2,281,349)          1,958,013           280,607
                                                          ==============     ==============    ===============      ===========

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                               CLASS A SHARES                            CLASS B SHARES
                                                -----------------------------------------------  ---------------------------
                                                             YEAR ENDED APRIL 30,                      YEAR ENDED APRIL 30,
                                                -----------------------------------------------    ---------------------------
PER SHARE DATA:                                 1991       1992       1993      1994      1995     1993(1)      1994     1995
                                              -------   -------     -------  -------    -------   -------    -------  -------
    Net asset value, beginning of year         $10.88    $11.28     $11.45    $12.26    $11.81     $11.89     $12.26   $11.80
                                              -------   -------     -------  -------    -------   -------    -------  -------
    INVESTMENT OPERATIONS:
    Investment income-net............            .77        .72        .71       .68       .67        .18        .61      .61
    Net realized and unrealized gain (loss)
      on investments.................            .40        .17        .81      (.42)     (.05)       .37       (.43)    (.04)
                                              -------   -------     -------  -------    -------   -------    -------  -------
      TOTAL FROM INVESTMENT OPERATIONS          1.17        .89       1.52       .26       .62        .55        .18      .57
                                              -------   -------     -------  -------    -------   -------    -------  -------
    DISTRIBUTIONS:
    Dividends from investment income-net        (.77)      (.72)      (.71)     (.68)     (.67)      (.18)      (.61)   (.61)
    Dividends from net realized gain
      on investments.................            --         --         --       (.03)       --         --       (.03)     --
    Dividends in excess of net realized gain
      on investments.................            --         --         --        --         --         --         --      --
                                              -------   -------     -------  -------    -------   -------    -------  -------
      TOTAL DISTRIBUTIONS............           (.77)     (.72)       (.71)    (.71)      (.67)      (.18)      (.64)   (.61)
                                              -------   -------     -------  -------    -------   -------    -------  -------
    Net asset value, end of year.....         $11.28     $11.45      $12.26   $11.81    $11.76     $12.26     $11.80   $11.76
                                             ========    ======  ==========  =======  ========= =========  ========= ========
TOTAL INVESTMENT RETURN(2)...........          11.10%      8.14%      13.62%    1.92%     5.47%    16.08%(3)    1.26%    4.99%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets      .21%       .52%        .69%     .80%      .89%     1.12%(3)    1.36%    1.41%
    Ratio of net investment income to
      average net assets.............           6.81%      6.30%       5.93%    5.44%     5.77%     4.57%(3)    4.78%    5.21%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager         .75%       .41%        .21%     .09%      .01%      .12%(3)     .08%     .01%
    Portfolio Turnover Rate..........           6.30%      8.53%      24.22%   10.83%    10.48%    24.22%      10.83%   10.48%
    Net Assets, end of year (000's Omitted)   $183,788   $280,305   $360,020  $364,182  $335,964   $9,492     $32,246  $35,425

----------------------------
(1)    From January 15, 1993 (commencement of initial offering)
       to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Connecticut Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiar y of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly-owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securitie s transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicabl e provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $513,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $33,000 of the carryover expires in fiscal 2002 and $480,000 expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with
the
Manager, the management fee is computed at the annual rate of
 .55
of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 1, 1994 through June 30, 1994, to waive receipt of the management fee payable to it by the Series in excess of an annual rate of .50 of
1% (excluding certain expenses as described above) of the Series' average daily net assets and thereafter, had undertaken from July
1, 1994 through July 7, 1994 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $35,533 for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $9,130 during the year ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $21,361 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class
B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $117,044 was charged to the Series pursuant to the Class B Distribution Plan and $53,190 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23, 1994, $284,876 and $26,594 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $576,791 and $58,523 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $43,233,085 and $64,530,561, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $11,461,113, consisting of $17,120,455 gross unrealized appreciation and $5,659,342 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, CONNECTICUT SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Connecticut Series (one of the Series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Connecticut Series at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                              (Ernst & Young LLP Signature Logo)
New York, New York
June 6, 1995


PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS                                                                                APRIL 30, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                              AMOUNT           VALUE
                                                                                                    _______         _______
FLORIDA-95.1%
Alachua County Health Facilities Authority, Health Facilities Revenue
    (Refunding - Santa Fe Healthcare Facilities Project) 7.60%, 11/15/2013..                    $    3,500,000     $   3,602,725
Arcadia, Water and Sewer Revenue 7.75%, 12/1/2021...........................                         2,215,000         2,339,306
Brevard County Health Facilities Authority, HR
    (Holmes Regional Medical Center Project) 5.70%, 10/1/2008...............                         4,585,000         4,546,578
Broward County Health Facilities Authority, Revenue, Refunding
    (Broward County Nursing Home) 7.50%, 8/15/2020 (LOC; Allied Irish Bank) (a)                      1,000,000         1,045,610
Charlotte County, Health Care Facilities Revenue
    (Charlotte Community Mental Health Project) 9.25%, 7/1/2020.............                         1,650,000         1,827,128
Clay County Housing Finance Authority, SFMR
    8.20%, 6/1/2021 (Collateralized; GNMA)..................................                           670,000           715,004
Dade County, Aviation Revenue:
    6.55% 10/1/2013 (Insured; MBIA).........................................                         4,225,000         4,371,734
    (Miami International Airport) 5.75%, 10/1/2015..........................                         2,250,000         2,143,485
Dade County Educational Facilities Authority, Revenue (Saint Thomas
University)
    7.65%, 1/1/2014 (LOC; Sun Bank, Prerefunded 1/1/2000) (a,b).............                         2,500,000         2,817,050
Dade County Health Facilities Authority, HR
    (South Shore Hospital and Medical Center) 7.60%, 8/1/2024 (Insured; FHA)                         2,505,000         2,685,786
Dade County Housing Finance Authority, Revenue, Refunding:
    MFMR (Cutler Meadows Apartment) 6.50%, 7/1/2022 (Insured; FHA)..........                         1,785,000         1,791,069
    SFMR 6.70%, 4/1/2028 (Collateralized: FNMA & GNMA)......................                         4,500,000         4,518,000
Dunes Community Development District, Revenue, Refunding
    (Intracoastal Waterway Bridge) 5.50%, 10/1/2007.........................                         7,895,000         7,673,308
Duval County Housing Finance Authority, SFMR:
    7.85%, 12/1/2022 (Collateralized; GNMA).................................                         2,625,000         2,774,783
    7.70%, 9/1/2024 (Collateralized; GNMA)..................................                         1,460,000         1,570,303
Escambia County, PCR (Champion International Corp. Project) 5.875%, 6/1/2022                         5,000,000         4,487,200
Escambia County Housing Finance Authority, SFMR 7.80%, 4/1/2022.............                         1,205,000         1,280,059
Florida Board of Education, Capital Outlay, Refunding 5.125%, 6/1/2018......                         4,450,000         3,916,044
Florida Housing Finance Agency:
    (Brittany Rosemont Apartments) 7%, 2/1/2035.............................                         6,000,000         6,139,080
    Multi-Family Housing (Driftwood Terrace Project)
      7.65%, 12/20/2031 (Collateralized; GNMA)..............................                         3,440,000         3,642,685
    Single Family Mortgage, Refunding 6.65%, 1/1/2024.......................                         3,500,000         3,533,495
Florida Municipal Power Agency, Revenue (All Requirements Power Supply
Project)
    5.10%, 10/1/2025 (Insured; AMBAC).......................................                         6,000,000         5,203,740
Florida Turnpike Authority, Turnpike Revenue:
    7.50%, 7/1/2019 (Prerefunded 7/1/1999) (b)..............................                         5,685,000         6,342,982
    (Refunding - Department of Transportation) 5%, 7/1/2019.................                         3,000,000         2,592,090

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                    _______          _______
FLORIDA (CONTINUED)
Greater Orlando Aviation Authority, Airport Facilities Revenue, Refunding
    5.50%, 10/1/2008 (Insured; AMBAC).......................................                    $    5,940,000    $    5,823,814
    5.50%, 10/1/2013 (Insured; AMBAC).......................................                         4,750,000         4,497,205
Highlands County Health Facilities Authority, Revenue (Adventist Sunbelt
Hospital)
    7%, 11/15/2014..........................................................                         1,500,000         1,604,985
Hillsborough County, Utility Revenue, Refunding:
    6.625%, 8/1/2011........................................................                         4,000,000         4,110,680
    7%, 8/1/2014............................................................                         4,765,000         4,995,292
Hillsborough County Aviation Authority, Revenue, Refunding:
    (Delta Airlines):
      6.80%, 1/1/2024.......................................................                         2,500,000         2,476,325
      7.75%, 1/1/2024.......................................................                         1,500,000         1,565,130
    (Tampa International Airport) 5.375%, 10/1/2023 (Insured; FGIC).........                         5,750,000         5,140,500
Hillsborough County Port District, Revenue (Tampa Port Authority)
    8.25%, 6/1/2009 (Prerefunded 12/1/2000) (b).............................                         3,000,000         3,375,270
Indian Trace Community Development District,
    Water and Sewer Revenue 8.50%, 4/1/1997.................................                           340,000           361,624
Jackson County, PCR, Refunding (Gulf Power Co. Project) 6.75%, 3/1/2022.....                         3,930,000         4,051,044
Jacksonville, Capital Improvement Revenue Certificates (Gator Bowl Project)
    5.50%, 10/1/2019 (Insured; AMBAC).......................................                         2,225,000         2,075,124
Jacksonville Electric Authority, Revenue, Refunding (Bulk Power - Scherer 4
Project)
    5.25%, 10/1/2021........................................................                         1,250,000         1,103,913
Jacksonville Health Facilities Authority, HR, Refunding (Saint Luke's
Hospital)
    7.125%, 11/15/2020......................................................                         6,700,000         7,170,273
Lake County, Resource Recovery IDR, Refunding (NRG/Recovery Group)
    5.85%, 10/1/2009........................................................                         6,000,000         5,616,780
Leesburg, HR, Refunding:
    (Leesburg Regional Medical Center Project - A):
      6.25%, 7/1/2009.......................................................                         1,850,000         1,794,056
      6.125%, 7/1/2012......................................................                         5,000,000         4,733,000
    (Leesburg Regional Medical Center Project - B) 5.65%, 7/1/2008..........                         4,000,000         3,691,720
Leon County Educational Facilities Authority, COP (Southgate Residence Hall
Project):
    3.75%, 12/1/1995........................................................                           259,200            25,920
    9%, 9/1/2014 (c)........................................................                         5,235,000           523,500
Miami Beach Redevelopment Agency, Tax Increment Revenue
    (City Center - Historic Convention Village) 5.625%, 12/1/2009...........                         2,000,000         1,884,980
Nassau County, PCR, Refunding (ITT Rayonier, Inc. Project):
    7.65%, 6/1/2006.........................................................                         4,500,000         4,696,965
    6.20%, 7/1/2015.........................................................                         1,420,000         1,369,235

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT            VALUE
                                                                                                     ________          ________
FLORIDA (CONTINUED)
North Miami, Educational Facilities Revenue (Johnson & Whales University
Project)
    6.10%, 4/1/2013.........................................................                    $    5,000,000    $    4,978,150
North Miami Health Facilities Authority, Health Facilities Revenue
    (Villa Maria Nursing Housing Project) 7.50%, 9/1/2012...................                         2,735,000         2,924,125
Orange County, Sales Tax Revenue 5.375%, 1/1/2024...........................                         4,425,000         3,976,039
Orange County Health Facilities Authority, Health Facilities Revenue
    (Mental Health Service Project) 9.25%, 7/1/2020.........................                         3,815,000         4,052,255
Orlando and Orange County Expressway Authority, Expressway Revenue, Refunding
    (Junior Lien):
      5.125%, 7/1/2020 (Insured; FGIC)......................................                         5,120,000         4,493,363
      5.95%, 7/1/2023.......................................................                         2,500,000         2,407,325
Orlando Utilities Commission, Water and Electric Revenue:
    5.125%, 10/1/2019.......................................................        .                3,220,000         2,814,570
    5.25%, 10/1/2023........................................................                         3,000,000         2,639,280
    5.50%, 10/1/2026........................................................                        12,440,000        11,320,400
    5.50%, 10/1/2027........................................................                         4,000,000         3,636,320
    Refunding 5%, 10/1/2020.................................................                         4,900,000         4,179,896
Osceola County Industrial Development Authority, Revenue
    (Community Provider Pooled Loan Program) 7.75%, 7/1/2017................                         5,235,000         5,555,696
Palm Beach County, Solid Waste Industrial Development Revenue:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021...........................        .               11,000,000        10,463,530
    (Osceola Power LP) 6.85%, 1/1/2014......................................                         4,300,000         4,219,590
Palm Beach County Housing Finance Authority, Single Family Mortgage,
    Purchase Revenue 6.55%, 4/1/2027........................................                         2,750,000         2,735,205
Pinellas County, PCR, Refunding (Florida Power Corp.) 7.20%, 12/1/2014......                         3,000,000         3,178,590
Pinellas County Housing Finance Authority, SFMR:
    7.70%, 8/1/2022.........................................................                         2,810,000         2,996,584
    (Multi-County Program) 6.70%, 2/1/2028 (Insured; FHA)...................                         5,000,000         5,043,800
Saint Lucie County:
    Sales Tax Revenue, Refunding 5%, 10/1/2019..............................                         2,500,000         2,158,625
    SWDR (Florida Power and Light Co. Project) 7.15%, 2/1/2023..............                         4,000,000         4,190,600
Sunrise, Special Tax District Number 1, Refunding
    6.375%, 11/1/2021 (LOC; Bayerische Hypotheken-und Weschel Bank) (a).....                         2,500,000         2,571,775
Tampa, Water and Sewer Revenue, Refunding
    6.60%, 10/1/2014 (Insured; FGIC, Prerefunded 10/1/2002) (b).............        .               10,000,000        10,998,800
Volushia County Health Facilities Authority, Hospital Facilities Revenue
    (Memorial Health System Project):
      8.125%, 6/1/2008 (Prerefunded 6/1/2000) (b)...........................                         1,970,000         2,280,019
      8.25%, 6/1/2020 (Prerefunded 6/1/2000) (b)............................                         2,500,000         2,907,325

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         APRIL 30, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                   _______          _______

U.S. RELATED_4.9%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                    $    5,000,000    $    5,063,200
Virgin Islands Port Authority, Airport Revenue (Cyril E. King Airport
Project)
    8.10%, 10/1/2005........................................................                         2,500,000         2,719,675
Virgin Islands Public Finance Authority, Revenue, Refunding 7.25%, 10/1/2018                         5,400,000         5,581,818
                                                                                                                         _______
TOTAL INVESTMENTS (cost $267,814,810).......................................                                        $274,333,134
                                                                                                                    ============


SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Corporation
FHA           Federal Housing Administration                     MFMR    Multi-Family Mortgage Revenue
FNMA          Federal National Mortgage Association              PCR     Pollution Control Revenue
GNMA          Government National Mortgage Association           SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)              OR          MOODY'S             OR         STANDARD & POOR'S            PERCENTAGE OF VALUE
____                                ____                           _________                     __________
AAA                                Aaa                            AAA                               34.3%
AA                                 Aa                             AA                                15.4
A                                  A                              A                                 13.3
BBB                                Baa                            BBB                               21.8
BB                                 Ba                             BB                                 1.5
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                     13.7
                                                                                                   _____
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b)  Bonds which are prerefunded are collateralized by U.S.
Government
    securities which are held in excrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c) Non-income producing security; interest payment in default. The valuation of these securities has been determined in good faith under the direction of the Board of Trustees.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's or Standard &
    Poors, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                      APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $267,814,810)-see statement.....................................                                      $274,333,134
    Interest receivable.....................................................                                         4,216,905
    Receivable for shares of Beneficial Interest subscribed.................                                           180,323
    Prepaid expenses........................................................                                             7,731
                                                                                                                   ___________
                                                                                                                   278,738,093
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $126,390
    Due to Distributor......................................................                         68,248
    Due to Custodian........................................................                         58,657
    Payable for shares of Beneficial Interest redeemed......................                         732,097
    Accrued expenses........................................................                         64,610          1,050,002
                                                                                                     ______       ____________
NET ASSETS  ................................................................                                      $277,688,091
REPRESENTED BY:                                                                                                   ============
    Paid-in capital.........................................................                                      $268,303,949
    Accumulated undistributed net realized gain on investments..............                                         2,865,818
    Accumulated net unrealized appreciation on investments-Note 3(b)........                                         6,518,324
                                                                                                                  ____________
NET ASSETS at value.........................................................                                      $277,688,091
                                                                                                                  ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                        17,390,524
                                                                                                                   ===========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         1,742,539
                                                                                                                   ===========
NET ASSET VALUE per share:
    Class A Shares
      ($252,406,357 / 17,390,524 shares)....................................                                            $14.51
                                                                                                                   ===========
    Class B Shares
      ($25,281,734 / 1,742,539 shares)......................................                                            $14.51
                                                                                                                   ===========







See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF OPERATIONS                                                                                YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $19,094,594
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $1,599,553
      Shareholder servicing costs-Note 2(c).................................                        911,108
      Distribution fees (Class B shares)-Note 2(b)..........................                        118,848
      Professional fees.....................................................                         39,749
      Custodian fees........................................................                         32,107
      Prospectus and shareholders' reports..................................                         23,243
      Trustees' fees and expenses-Note 2(d).................................                          3,592
      Registration fees.....................................................                          2,406
      Miscellaneous.........................................................                         22,740
                                                                                                  _________
                                                                                                  2,753,346
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                         27,718
                                                                                                  _________
            TOTAL EXPENSES..................................................                                         2,725,628
                                                                                                                    __________
            INVESTMENT INCOME-NET...........................................                                        16,368,966
                                                                                                                    __________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3(a)..............................                     $4,399,552
    Net realized gain on financial futures-Note 3(a)........................                         11,431
                                                                                                 __________
      NET REALIZED GAIN.....................................................                                         4,410,983
    Net unrealized (depreciation) on investments............................                                        (2,782,324)
                                                                                                                   ___________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         1,628,659
                                                                                                                   ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $17,997,625
                                                                                                                   ===========








See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                    YEAR ENDED APRIL 30,
                                                                                             __________________________________
                                                                                                 1994                1995
                                                                                             ______________     _______________
OPERATIONS:
    Investment income-net...................................................                  $  18,361,672      $  16,368,966
    Net realized gain on investments........................................                        322,634          4,410,983
    Net unrealized (depreciation) on investments for the year...............                    (12,210,827)       (2,782,324)
                                                                                               ____________        ___________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                      6,473,479         17,997,625
                                                                                               ____________        ___________
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net:
      Class A shares........................................................                    (17,572,099)       (15,149,356)
      Class B shares........................................................                       (789,573)        (1,219,610)
    From net realized gain on investments:
      Class A shares........................................................                       (884,752)          (716,166)
      Class B shares........................................................                        (51,557)           (65,057)
    In excess of net realized gain on investments:
      Class A shares........................................................                       (721,877)               --
      Class B shares........................................................                        (42,065)               --
                                                                                               ____________        ___________
          TOTAL DIVIDENDS...................................................                    (20,061,923)       (17,150,189)
                                                                                               ____________        ___________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                     43,755,340         12,537,474
      Class B shares........................................................                     18,173,895          5,009,096
    Dividends reinvested:
      Class A shares........................................................                      6,943,770          5,971,345
      Class B shares........................................................                        401,953            509,461
    Cost of shares redeemed:
      Class A shares........................................................                    (48,253,346)       (56,564,392)
      Class B shares........................................................                       (856,937)        (2,889,736)
                                                                                                ___________        ___________
          Increase (Decrease) In Net Assets From
            Beneficial Interest Transactions................................                     20,164,675        (35,426,752)
                                                                                                ___________        ___________
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                      6,576,231        (34,579,316)
NET ASSETS:
    Beginning of year.......................................................                    305,691,176        312,267,407
                                                                                                ___________        ___________
    End of year.............................................................                   $312,267,407       $277,688,091
                                                                                                ===========        ===========

                                                                                             SHARES
                                                                   ________________________________________________________
                                                                             CLASS A                         CLASS B
                                                                   __________________________           ___________________

                                                                        YEAR ENDED APRIL 30,           YEAR ENDED APRIL 30,
                                                                   ___________________________    __________________________

                                                                     1994               1995        1994              1995
                                                                   _______             _______    _______            _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                       2,866,976            877,487    1,194,240          350,773
    Shares issued for dividends reinvested.                         457,470            419,064       26,554           35,744
    Shares redeemed........................                      (3,200,998)        (3,988,619)     (56,660)        (202,194)
                                                                  _________          _________    _________         ________
          NET INCREASE (DECREASE)
            IN SHARES OUTSTANDING..........                         123,448         (2,692,068)   1,164,134          184,323
                                                                  =========          =========    =========         ========

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                              CLASS A SHARES                          CLASS B SHARES
                                              ___________________________________________________     ___________________
                                                                     YEAR ENDED APRIL 30,             YEAR ENDED APRIL 30,
                                              ___________________________________________________     ___________________
PER SHARE DATA:                               1991      1992    1993      1994     1995    1993(1)    1994     1995
                                              _____     _____   _____     _____    ____    ______     ____     ____
    Net asset value, beginning of year        $13.34    $13.93  $14.33    $15.02  $14.43   $14.59    $15.01  $14.42
                                              ______    ______  ______    ______  _______  ______    ______  ______
    INVESTMENT OPERATIONS:
    Investment income-net............            .99       .95     .92       .85      .81     .24      .77      .73
    Net realized and unrealized gain (loss)
       on investments................            .61       .41     .86      (.51)     .12     .42     (.51)     .13
                                              ______    ______  ______    ______  _______  ______    ______  ______
      TOTAL FROM INVESTMENT OPERATIONS          1.60      1.36    1.78       .34      .93     .66      .26      .86
                                              ______    ______  ______    ______  _______  ______    ______  ______
    DISTRIBUTIONS:
    Dividends from investment income-net        (.99)     (.95)   (.92)     (.85)    (.81)   (.24)    (.77)    (.73)
    Dividends from net realized gain
      on investments.................           (.02)     (.01)   (.17)     (.04)    (.04)     --     (.04)    (.04)
    Dividends in excess of net realized gain
      on investments.................             --        --      --      (.04)      --      --     (.04)      --
                                              ______    ______  ______    ______  _______  ______    ______  ______

      TOTAL DISTRIBUTIONS............          (1.01)     (.96)  (1.09)     (.93)    (.85)   (.24)    (.85)    (.77)
                                              ______    ______  ______    ______  _______  ______    ______  ______
    Net asset value, end of year.....         $13.93    $14.33  $15.02    $14.43   $14.5   $15.01   $14.42   $14.51
                                              ======    ======  ======    ======  =======  ======    ======  ======
TOTAL INVESTMENT RETURN (2)..........          12.40%    10.09%  12.84%     2.14%    6.71%  15.60%(3) 1.54%    6.21%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets      .21%      .52%    .69%      .80%     .90%   1.12%(3) 1.34%    1.41%
    Ratio of net investment income to
      average net assets.............           7.11%     6.65%   6.21%     5.61%    5.67%   4.87%(3) 4.91%    5.13%
    Decrease reflected in above expense
      ratios due to undertakings
      by the Manager.................            .74%      .41%    .21%      .10%     .01%    .12%(3)  .09%     .01%
    Portfolio Turnover Rate..........            .28%    20.99%  33.18%    20.84%   50.62%  33.18%   20.84%   50.62%
    Net Assets, end of year (000's Omitted)   $177,927  $245,474 $299,775 $289,791 $252,406 $5,916  $22,476  $25,282
_______________________________
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the
Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Florida Series (the "Series"). Dreyfus
Service Corporation, until August 24, 1994, acted as the distributor of the
Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of
The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI
Holdings, Inc., the parent company of which is Boston
Institutional Group,
Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the
Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices
(as obtained by the Service from dealers in such securities) and asked prices
(as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type;
indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securitie s transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Interest
income, adjusted for amortization of premiums and original issue discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly.
Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue
Code. To
the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with
the
Manager,
the management fee is computed at the annual rate of .55 of 1%
of
the average
daily value of the Series' net assets and is payable monthly.
The
Agreement
provides for an expense reimbursement from the Manager should the
Series'
aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and
extraordinary expenses, exceed the expense limitation of any state
having
jurisdiction over the Series for any full fiscal year. However, the Manager
had undertaken from May 1, 1994 through June 30, 1994 to waive receipt of the
management fee payable to it by the Series in excess of an
annual
rate of .50
of 1% (excluding certain expenses as described above) of the
Series' average
daily net assets and thereafter, had undertaken from July 1,
1994
through
July 7, 1994 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $27,718 for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $10,581 during the year ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained
$15,723 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised
Distribution Plan with respect to Class B shares only (the
"Class
B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class
B Distribution Plan") provided that the Series pay Dreyfus
Service
Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


    During the year ended April 30, 1995, $82,256 was charged to the Series pursuant to the Class B Distribution Plan and $36,592 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23, 1994, $224,083 and $18,296 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $443,562 and $41,128 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the
Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of
$2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investmen
t
securities amounted to $254,116,519 and $288,649,689,
respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    The Series is engaged in trading financial futures contracts
 .
The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consists of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1995, there were no financial futures contracts outstanding.
    (B) At April 30, 1995, accumulated net unrealized appreciation on investments was $6,518,324, consisting of $12,641,304 gross unrealized appreciation and $6,122,980 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, FLORIDA SERIES

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal
Bond Fund,
Florida Series (one of the Series constituting the Premier State
Municipal
Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Florida Series at April 30,
1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                         (Ernst & Young LLP signature logo)
New York, New York
June 6, 1995

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF INVESTMENTS                                                                                APRIL 30, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-93.0%                                                               AMOUNT          VALUE
                                                                                                   _______           ______
GEORGIA-91.1%
Albany, Sewer System Revenue 6.50%, 7/1/2009 (Insured; MBIA)................                   $     100,000    $    105,644
Albany-Dougherty Inner City Authority, Revenue, Refunding 6%, 2/1/2011......                         200,000         200,516
Athens-Clarke County Unified Government, Water and Sewer Revenue, Refunding
    5.875%, 1/1/2008 (Insured; FGIC)........................................                         265,000         264,155
Atlanta:
    Airport Facilities Revenue:
      6.50%, 1/1/2013.......................................................                         150,000         152,241
      6%, 1/1/2014 (Insured; AMBAC).........................................                       1,000,000         976,870
    COP (Atlanta Pretrial Detention Center Project) 6.25%, 12/1/2011 (Insured; MBIA)                 300,000         307,806
    GO 6.10%, 12/1/2019.....................................................                       1,000,000         996,140
    School Improvement:
      5.60%, 12/1/2012......................................................                       1,000,000         969,500
      5.60%, 12/1/2018......................................................                       1,000,000         934,870
Atlanta Downtown Development Authority, Revenue, Refunding
    (Underground Atlanta Project) 6.25%, 10/1/2016..........................                         200,000         201,686
Bartow County, Water and Sewer Revenue, Refunding 6%, 9/1/2015
    (Insured; AMBAC)........................................................                         450,000         444,748
Chatham County School District 6.25%, 8/1/2016..............................                       1,000,000       1,018,830
Cobb County Housing Authority, MFMR, Refunding (Garrison Plantation
Development)
    5.75%, 7/1/2014 (Insured: FHA, FNMA)(a).................................                       1,070,000       1,011,728
Columbus, Water and Sewer Revenue, Refunding:
    6.25%, 5/1/2011 (Insured; FGIC).........................................                         155,000         159,472
    5.70%, 5/1/2020.........................................................                         500,000         466,030
Columbus Hospital Authority, Revenue Certificates (Saint Francis Hospital)
    6.20%, 1/1/2010 (Insured; MBIA).........................................                         200,000         203,886
Coweta County School System:
    6.35%, 8/1/2012.........................................................                         100,000         102,661
    Refunding 5.75%, 2/1/2010 (Insured; FGIC)...............................                         200,000         197,050
Dekalb County Development Authority, Revenue
    (Wesley Homes, Inc-Budd Terrace Project) 6.75%, 10/1/2013
    (LOC; Wachovia Bank of Georgia, N.A.) (b)...............................                         200,000         205,738
Dekalb County Health Facilities, GO 5.50%, 1/1/2020.........................                       1,000,000         915,550
Dekalb County School District, Refunding 5.60%, 7/1/2010....................                         500,000         488,965
Dekalb County Water and Sewer Authority, Revenue 5.125%, 10/1/2014..........                       1,000,000         894,040
Downtown Savannah Authority, Revenue, Refunding
    (Chatham County Projects) 5%, 1/1/2011..................................                       1,000,000         912,500
Fayette County School District 6.125%, 3/1/2015.............................                         500,000         506,070

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              APRIL 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                     _______          ______

GEORGIA (CONTINUED)
Fulco Hospital Authority, Revenue Anticipation Certificates
    (Georgia Baptist Healthcare) 6.25%, 9/1/2013............................                   $     250,000    $    231,983
Fulton County, Water and Sewer Revenue, Refunding
    6.375%, 1/1/2014 (Insured; FGIC)........................................                         290,000         306,278
Fulton County Building Authority, Revenue, Refunding
    (County Government and Health Facilities Project)
      6.125%, 1/1/2011......................................................                         300,000         305,445
Fulton County Development Authority, Special Facilities Revenue, Refunding
    (Delta Air Lines Inc. Project) 6.95%, 11/1/2012.........................                         245,000         246,009
Fulton County Hospital Authority, Revenue Anticipation Certificates
    (Northside Hospital Project)
      6.625%, 10/1/2016 (Insured; MBIA) (Prerefunded 10/1/2002) (c).........                         200,000         220,222
Fulton Dekalb Hospital Authority, HR, Refunding Certificates
    5.50%, 1/1/2012 (Insured; MBIA).........................................                       1,000,000         944,650
Gainesville and Hall County Hospital Authority, Revenue Anticipation
Certificates
    (Northeast Healthcare Project) 6.25%, 10/1/2012 (Insured; MBIA).........                         100,000         101,630
Gainesville, Water and Sewer Revenue, Refunding 6%, 11/15/2012 (Insured; FGIC)                       300,000         306,207
Georgia, GO:
    6.30%, 3/1/2008.........................................................                         100,000         108,056
    6.65%, 3/1/2009.........................................................                       1,000,000       1,110,320
    5.65%, 3/1/2012 (d).....................................................                       1,000,000         992,400
Georgia Housing and Finance Authority, Revenue:
    (Home Ownership Opportunity Program) 6.50%, 12/1/2011...................                         180,000         184,631
    Single Family Mortgage:
      5.20%, 12/1/2013 (Insured; FHA).......................................                         990,000         863,795
      6.50%, 12/1/2017 (Insured; FHA).......................................                       1,000,000       1,006,980
Georgia Municipal Electric Authority, Power Revenue, Refunding
    6.125%, 1/1/2014 (Insured; FGIC)........................................                         300,000         297,171
Gwinnett County School District 6.25%, 2/1/2011.............................                         500,000         511,560
Hancock County, Various Purpose Asset Guaranty 6.70%, 4/1/2015..............                       1,000,000       1,042,410
Henry County and Henry County Water and Sewer Authority, Revenue, Refunding
    6.50%, 2/1/2011 (Insured; MBIA).........................................                         100,000         104,603
Metropolitan Atlanta Rapid Transportation Authority, Sales Tax Revenue,
Refunding
    6.25%, 7/1/2020 (Insured; AMBAC)........................................                         300,000         309,249
Monroe County Development Authority, PCR (Oglethorpe Power Corp. Scherer
Project)
    6.80%, 1/1/2011.........................................................                         100,000         106,884
Municipal Electric Authority of Georgia, Special Obligation
    (First Crossover-General Resolution) 6.50%, 1/1/2020....................                         100,000         104,143

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              APRIL 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                     _______          ______

GEORGIA (CONTINUED)
Private Colleges and Universities Authority, Revenue:
    (Agnes Scott College Projects) 5.50%, 6/1/2013..........................                    $  1,000,000   $     941,000
    Refunding (Spellman College Project) 6.20%, 6/1/2014 (Insured; FGIC)....                       1,000,000       1,008,700
Roswell, GO 5.65%, 2/1/2011 (d).............................................                       1,000,000         986,570
Savannah Economic Development Authority, PCR, Refunding
    (Union Camp Corp. Project) 6.80%, 2/1/2012..............................                         200,000         207,034
Savannah Hospital Authority, Revenue, Refunding (Saint Joseph's Hospital
Project)
    6.20%, 7/1/2023.........................................................                       1,000,000         933,320
Sugar Hill Public Utility, Revenue, Refunding 5.90%, 1/1/2014 (Insured; FSA)                         500,000         492,175
Wayne County Development Authority, PCR (ITT Rayonier Inc. Project)
    6.10%, 11/1/2007........................................................                         750,000         752,775
U.S. RELATED-1.9%
Puerto Rico, GO, Refunding 6%, 7/1/2014.....................................                         600,000         587,238
                                                                                                                 ___________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $28,390,713)....................                                     $27,950,134
                                                                                                                 ===========
SHORT-TERM MUNICIPAL INVESTMENTS-7.0%
U.S. RELATED;
Puerto Rico Electric Power Authority, Power Revenue, VRDN
    3.89%, 7/1/2023 (Insured; FSA) (e)
    (cost $2,100,000).......................................................                    $  2,100,000    $  2,100,000
                                                                                                                  ==========
TOTAL INVESTMENTS-100.0%
    (cost $30,490,713)......................................................                                     $30,050,134
                                                                                                                  ==========

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      HR      Hospital Revenue
COP           Certificate of Participation                       LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                Insurance Corporation
FNMA          Federal National Mortgage Association              MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GO            General Obligation                                 VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)

FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S               PERCENTAGE OF VALUE
_________                          _______                        _________________               ___________________
AAA                                Aaa                            AAA                               40.2%
AA                                 Aa                             AA                                46.2
A                                  A                              A                                 10.3
BBB                                Baa                            BBB                                2.5
BB                                 Ba                             BB                                  .8
                                                                                                   ______
                                                                                                   100.0%
                                                                                                   ======


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (b)  Secured by letters of credit.
    (c) Bonds which are prerefunded are collaterized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d)  Purchased on delayed delivery basis.
    (e) Securites payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                 APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $30,490,713)-see statement......................................                                         $30,050,134
    Interest receivable.....................................................                                             540,330
    Receivable for shares of Beneficial Interest subscribed.................                                              22,989
    Prepaid expenses........................................................                                              10,911
    Due from The Dreyfus Corporation........................................                                               1,151
                                                                                                                      __________
                                                                                                                      30,625,515
LIABILITIES:
    Due to Distributor......................................................                    $     13,904
    Due to Custodian........................................................                         142,645
    Payable for investment securities purchased.............................                       2,015,538
    Accrued expenses and other liabilities..................................                          39,705           2,211,792
                                                                                                   _________           _________
NET ASSETS..................................................................                                         $28,413,723
                                                                                                                      ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                         $29,382,983
    Accumulated net realized (loss) on investments..........................                                            (528,681)
    Accumulated net unrealized (depreciation) on investments-Note 3.........                                            (440,579)
                                                                                                                      __________
NET ASSETS at value.........................................................                                         $28,413,723
                                                                                                                      ==========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                             701,962
                                                                                                                         =======
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                           1,517,320
                                                                                                                       =========
NET ASSET VALUE per share:
    Class A Shares
      ($8,984,991 / 701,962 shares).........................................                                              $12.80
                                                                                                                           =====
    Class B Shares
      ($19,428,732 / 1,517,320 shares)......................................                                              $12.80
                                                                                                                           =====


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF OPERATIONS                                                                         YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $ 1,634,792
    EXPENSES:
      Management fee-Note 2(a)..............................................                         $149,119
      Shareholder servicing costs-Note 2(c).................................                           95,657
      Distribution fees (Class B shares)-Note 2(b)..........................                           88,285
      Prospectus and shareholders' reports..................................                            8,500
      Professional fees.....................................................                            7,586
      Custodian fees........................................................                            3,185
      Registration fees.....................................................                            1,304
      Trustees' fees and expenses-Note 2(d).................................                              262
      Miscellaneous.........................................................                           16,479
                                                                                                      _______
                                                                                                      370,377
      Less-expense reimbursement from Manager due to
          undertaking-Note 2(a).............................................                          214,310
                                                                                                      _______
            TOTAL EXPENSES..................................................                                             156,067
                                                                                                                       _________
            INVESTMENT INCOME-NET...........................................                                           1,478,725
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                       $ (508,036)
    Net unrealized appreciation on investments..............................                          667,389
                                                                                                    _________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                             159,353
                                                                                                                      __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $1,638,078
                                                                                                                      ==========



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                    YEAR ENDED APRIL 30,
                                                                                                    ____________________
                                                                                                    1994          1995
                                                                                                   _______       _______
OPERATIONS:
    Investment income-net...................................................                       $  1,112,595  $  1,478,725
    Net realized (loss) on investments......................................                             (5,970)     (508,036)
    Net unrealized appreciation (depreciation) on investments for the year..                         (1,498,005)      667,389
                                                                                                     ___________    _________
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...                           (391,380)    1,638,078
                                                                                                     ___________    _________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................                           (503,813)     (548,712)
      Class B shares........................................................                           (608,782)     (930,013)
                                                                                                       _________     _________
          TOTAL DIVIDENDS...................................................                         (1,112,595)   (1,478,725)
                                                                                                     ___________   ___________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                          4,256,182       698,373
      Class B shares........................................................                         11,270,678     4,788,621
    Dividends reinvested:
      Class A shares........................................................                            363,383       386,985
      Class B shares........................................................                            335,961       479,506
    Cost of shares redeemed:
      Class A shares........................................................                         (1,324,053)   (2,172,832)
      Class B shares........................................................                           (720,668)   (2,227,045)
                                                                                                     ___________   ___________
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......                         14,181,483     1,953,608
                                                                                                     __________     _________
            TOTAL INCREASE IN NET ASSETS....................................                         12,677,508     2,112,961
NET ASSETS:
    Beginning of year.......................................................                         13,623,254    26,300,762
                                                                                                     __________    __________
    End of year.............................................................                        $26,300,762   $28,413,723
                                                                                                    ===========   ===========


                                                                                SHARES
                                                        _________________________________________________________
                                                                CLASS A                          CLASS B
                                                        ________________________          _______________________
                                                          YEAR ENDED APRIL 30,            YEAR ENDED APRIL 30,
                                                        ________________________         ________________________
                                                          1994            1995             1994            1995
                                                        _________       ________         _______        ________
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................               314,626          56,480          832,134         380,245
    Shares issued for dividends reinvested.                26,952          30,950           24,944          38,336
    Shares redeemed........................               (99,638)       (178,009)         (53,747)       (180,856)
                                                          _______        _________         ________        _______
          NET INCREASE (DECREASE)
            IN SHARES OUTSTANDING..........               241,940         (90,579)         803,331         237,725
                                                          =======         ========         =======         =======



See notes to financial statements.



PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
FINANCIAL HIGHLIGHTS
     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.


                                                                    CLASS A SHARES                        CLASS B SHARES
                                                          __________________________________       ________________________________
                                                                  YEAR ENDED APRIL 30,                  YEAR ENDED APRIL 30,
                                                          __________________________________       _________________________________
PER SHARE DATA:                                             1993(1)     1994         1995           1993(2)       1994       1995
                                                           _______     ____         ____           _______       ____       _____
    Net asset value, beginning of year.................     $12.50      $13.27       $12.69         $12.71        $13.27     $12.69
                                                            ______      ______       ______         ______        ______     ______
    INVESTMENT OPERATIONS:
    Investment income-net..............................        .51         .73          .73            .20           .67        .66
    Net realized and unrealized gain (loss) on investments     .77        (.58)         .11            .56          (.58)       .11
                                                              ____        _____        ____           ____         ______     _____
      TOTAL FROM INVESTMENT OPERATIONS.................       1.28         .15          .84            .76           .09        .77
                                                              ____        _____        ____           ____         ______     _____
    DISTRIBUTIONS;
    Dividends from investment income-net...............      (.51)        (.73)       (.73)           (.20)         (.67)     (.66)
                                                             _____        _____       ____            ____         ______     _____
    Net asset value, end of year.......................     $13.27       $12.69     $12.80          $13.27        $12.69     $12.80
                                                             =====        =====      =====           =====         =====      =====
TOTAL INVESTMENT RETURN(3).............................      15.91%(4)      .97%      6.87%          20.66%(4)       .46%     6.33%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets............                     .07%       .25%            .50%(4)       .58%      .75%
    Ratio of net investment income to average net assets      5.55%(4)      5.41%     5.80%           4.60%(4)      4.85%     5.27%
    Decrease reflected in above expense ratios due
      to undertakings by the Manager...................       1.46%(4)      1.02%      .78%           1.37%(4)      1.02%      .80%
    Portfolio Turnover Rate............................      37.79%(5)      6.76%    34.04%          37.79%(5)      6.76%    34.04%
    Net Assets, end of year (000's Omitted)............      $7,304       $10,058    $8,985          $6,319       $16,243   $19,429


(1)    From September 3, 1992 (commencement of operations) to
       April 30, 1993.
(2) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Georgia Series (the "Series"). Dreyfus
Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager").
Effective August 24, 1994, the Manager became a direct subsidiar y of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly-owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securitie s transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicabl e provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $381,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $14,625 of the carryover expires in fiscal 2002 and $366,375 of the carryover expires in 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with
the
Manager, the management fee is computed at the annual rate of
 .55
of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The Manager has undertaken from May 1, 1994 through June 30, 1995 or until such time as the net assets of the Series exceed $50 million, regardless of whether they remain at that level, to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees, Shareholder Services Plan fees, and certain expenses as described above). The expense reimbursement, pursuant to the undertaking, amounted to $214,310 for the year ended April 30, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $864 during the year ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $12,961 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 of the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class
B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $61,066 was charged to the Series pursuant to the Class B Distribution Plan and $27,219 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23, 1994, $7,959 and $13,610 were
charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through April 30, 1995,
$15,680 and $30,533 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $30,749,706 and $26,857,025, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized depreciation on investments was $440,579, consisting of $299,791 gross unrealize d appreciation and $740,370 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, GEORGIA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Georgia Series (one of the Series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Georgia Series at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                       [Ernst & Young LLP signature logo]
New York, New York
June 6, 1995

PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF INVESTMENTS                                                                          APRIL 30 1995
                                                                                          PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.8%                                                      AMOUNT             VALUE
                                                                                       --------------     ------------
MARYLAND--90.9%
Anne Arundel County:
    Consolidated Water and Sewer 7.75%, 3/15/2008...........................           $    1,000,000     $  1,094,510
    PCR (Baltimore Gas and Electric Co. Project) 6%, 4/1/2024...............                4,375,000        4,263,481
Baltimore:
    7%, 10/15/2007 (Insured; MBIA)..........................................                1,500,000        1,696,650
    7.15%, 10/15/2008.......................................................                1,275,000        1,433,011
    PCR (General Motors Corp.) 5.35%, 4/1/2008..............................                6,000,000        5,555,760
    Port Facilities Revenue (Consolidated Coal Sales) 6.50%, 12/1/2010......                6,240,000        6,482,736
Baltimore City Housing Corp., MFHR, Refunding
    7.25%, 7/1/2023 (Collateralized; FNMA)..................................                3,270,000        3,407,994
Baltimore County:
    Mortgage Revenue:
      (First Mortgage - Pickersgill) 7.70%, 1/1/2021........................                3,000,000        3,122,520
      (Refunding - Tindeco Wharf Project) 6.50%, 12/20/2012 (Collateralized; GNMA)          1,500,000        1,536,510
    PCR, Refunding (Bethlehem Steel Corp. Project):
      7.50%, 6/1/2015.......................................................                3,500,000        3,536,330
      7.55%, 6/1/2017.......................................................                2,500,000        2,512,750
    (Refunding - County Pension Funding) 5.20%, 4/1/2009....................                3,500,000        3,333,155
Calvert County, PCR, Refunding
    (Baltimore Gas and Electric Co. Project) 5.55%, 7/15/2014...............                4,000,000        3,741,880
Gaithersburg, EDR, Refunding (First Mortgage - Asbury Methodist)
    5.75%, 1/1/2011.........................................................                3,000,000        2,811,300
Howard County:
    COP 8.15%, 2/15/2020....................................................                  605,000          816,429
    Consolidated Public Improvement, Refunding 5.25%, 8/15/2012.............                1,500,000        1,401,210
    EDR, Refunding (M.O.R. XIV Associates Project) 7.75%, 6/1/2012..........                2,500,000        2,700,750
Howard County Metropolitan District 6.125%, 5/15/2023.......................                2,000,000        2,011,080
Kent County, College Revenue, Refunding (Washington College Project)
    7.70%, 7/1/2018.........................................................                1,750,000        1,872,815
Maryland Community Development Administration,
    Department of Housing and Community Development:
      MFHR:
          5.45%, 5/15/2013 (Insured; FHA)...................................                1,750,000        1,605,012
          5.95%, 5/15/2013..................................................               12,200,000       11,692,236
          6.50%, 5/15/2013..................................................                5,000,000        5,114,450
          8.875%, 5/15/2021.................................................                  525,000          538,902
          7.30%, 5/15/2023..................................................                2,205,000        2,305,658
          Zero Coupon, 5/15/2032............................................               11,550,000          679,833
          6.85%, 5/15/2033..................................................                5,000,000        5,090,700
          6.70%, 5/15/2036 (Insured: FHA) (a)...............................                5,415,000        5,340,219

PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                               APRIL 30,1995
                                                                                            PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  AMOUNT            VALUE
                                                                                        --------------    --------------
MARYLAND (CONTINUED)
Maryland Community Development Administration,
    Department of Housing and Community Development (continued):
      Single Family Program:
          7.40%, 4/1/2009...................................................           $    1,000,000     $  1,059,060
          6.95%, 4/1/2011...................................................                6,435,000        6,739,118
          7.70%, 4/1/2015...................................................                1,680,000        1,780,178
          6.55%, 4/1/2026...................................................                7,500,000        7,460,100
          6.75%, 4/1/2026...................................................                3,650,000        3,689,055
          7.375%, 4/1/2026..................................................                2,000,000        2,076,820
          Zero Coupon, 4/1/2029.............................................               85,075,000        5,888,041
          7.625%, 4/1/2029..................................................                7,890,000        8,221,932
          7.45%, 4/1/2032...................................................                6,410,000        6,737,551
Maryland Department of Transportation, Consolidated Transportation
    6.375%, 9/1/2006........................................................                5,000,000        5,312,750
Maryland Economic Development Corp., Revenue
    (Health and Mental Hygiene Providers Facilities Acquisition Program):
      8.375%, 3/1/2013......................................................                4,520,000        4,708,077
      8.75%, 3/1/2017.......................................................                5,255,000        5,497,045
Maryland Health and Higher Educational Facilities Authority, Revenue:
    (Anne Arundel Medical Center) 5.25%, 7/1/2013 (Insured; AMBAC)..........                3,530,000        3,217,277
    (Bon Secours Hospital) 7.375%, 9/1/2017 (Prerefunded 7/1/2000) (b)......                2,575,000        2,906,196
    (Francis Scott Key Medical Center):
      5%, 7/1/2018..........................................................                5,000,000        4,316,350
      7%, 7/1/2025 (Prerefunded 7/1/2000) (b,c).............................                6,500,000        7,224,165
    (Good Samaritan Hospital) 5.70%, 7/1/2009...............................                3,140,000        3,076,980
    (Greater Baltimore Medical Center) 6.75%, 7/1/2019 (Prerefunded 7/1/2001) (b)           4,250,000        4,708,022
    (Refunding - Johns Hopkins Hospital) 5%, 7/1/2023.......................                2,000,000        1,675,060
    (Refunding - Memorial Hospital of Cumberland) 6.50%, 7/1/2017 (Insured; MBIA)           1,000,000        1,005,360
    (Refunding - Peninsula Regional Medical Project) 5%, 7/1/2023 (Insured; MBIA)           8,220,000        6,961,107
    (Refunding - Roland Park Project) 7.75%, 7/1/2012.......................                2,230,000        2,333,918
    (Union Hospital of Cecil County) 6.70%, 7/1/2009........................                2,320,000        2,338,722
    (University of Maryland Medical Systems):
      7%, 7/1/2022 (Insured; FGIC) .........................................                4,500,000        5,092,425
      Refunding:
          5.40%, 7/1/2008 (Insured; FGIC)...................................                2,625,000        2,531,288
          5.375%, 7/1/2013 (Insured; FGIC)..................................                4,500,000        4,148,820
Maryland Industrial Development Financing Authority, EDR
    (Holy Cross Health Systems Corp.) 5.50%, 12/1/2015......................               10,630,000        9,554,138
    (Medical Waste Association) 8.75%, 11/15/2010...........................                  775,000          775,000
Maryland Local Government Insurance Trust, Capitalization Program, COP
    7.125%, 8/1/2009........................................................                3,250,000        3,490,468

PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                            APRIL 30, 1995
                                                                                          PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                AMOUNT             VALUE
                                                                                        --------------    --------------
MARYLAND (CONTINUED)
Maryland Stadium Authority, Sports Facility LR 7.60%, 12/15/2019............            $   5,250,000     $  5,691,158
Maryland Transportation Authority, Transportation Facilities Project Revenue:
    9%, 7/1/2015 (Prerefunded 7/1/1995) (b).................................                1,790,000        1,840,675
    Refunding 5.70%, 7/1/2005...............................................                3,700,000        3,774,074
Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue:
    7.25%, 9/1/2011.........................................................                2,250,000        2,465,753
    7.25%, 9/1/2012.........................................................                5,500,000        6,027,395
    6.70%, 9/1/2013.........................................................                1,200,000        1,278,660
    7.10%, 9/1/2013.........................................................                  600,000          659,256
Montgomery County Housing Opportunities Commission, Revenue:
    Multi-Family Mortgage:
      7.05%, 7/1/2032.......................................................                2,485,000        2,553,835
      7.375%, 7/1/2032......................................................                4,630,000        4,817,700
    Single Family Mortgage 7.375%, 7/1/2017.................................                1,875,000        1,962,919
Montgomery County Revenue Authority, LR
    (Olney Indoor Swim Center Project)
    6.30%, 7/15/2012 (Prerefunded 7/15/2000) (b)............................                2,110,000        2,272,998
Northeast Waste Disposal Authority, Solid Waste Revenue
    (Montgomery County Resource Recovery Project) 6.20%, 7/1/2010 ..........                5,000,000        4,941,400
Prince Georges County:
    Consolidated Public Improvement, Refunding:
      6.75%, 7/1/2001.......................................................                  830,000          917,573
      6.75%, 7/1/2010  (Prerefunded 7/1/2001) (b)...........................                1,170,000        1,243,769
      5.25%, 10/1/2010......................................................                1,000,000          932,790
    EDR, Refunding (Capitol View II) 9%, 9/1/2002 (d).......................                7,506,000        6,380,100
    PCR, Refunding (Potomac Electric Project) 6%, 9/1/2022..................                3,750,000        3,661,088
    Revenue Project, Refunding (Dimensions Health Corp.):
      5.375%, 7/1/2014 .....................................................                3,000,000        2,620,860
      5.30%, 7/1/2024 ......................................................                6,000,000        4,968,600
    Solid Waste Management System Revenue 5.25%, 6/15/2013..................                3,800,000        3,243,984
    Stormwater Management 5.50%, 3/15/2013..................................                2,780,000        2,643,224
Prince Georges County Housing Authority:
    Mortgage Revenue, Refunding:
      (New Keystone Apartment Project) 6.80%, 7/1/2025 (Insured: FHA & MBIA)                4,300,000        4,441,470
      (Stevenson Apartments Project) 6.35%, 7/20/2020 (Collateralized; GNMA)                3,000,000        3,008,250
      (Timber Ridge/Cypress Creek) 5.625%, 12/20/2013 (Collateralized; GNMA)                5,355,000        5,016,939
    SFMR 6.60%, 12/1/2025 (Collateralized: FNMA & GNMA).....................                5,000,000        5,042,600
University of Maryland, System Auxiliary Facility and Tuition Revenue:
    6.50%, 10/1/2002........................................................                1,420,000        1,562,923
    5.375%, 4/1/2009........................................................                3,500,000        3,352,580
    Refunding 5%, 10/1/2010.................................................                3,000,000        2,700,720

PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                               APRIL 30,1995
                                                                                            PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  AMOUNT               VALUE
                                                                                          --------------      ------------
MARYLAND (CONTINUED)
Washington D.C. Metropolitan Transit Authority, Gross Revenue, Refunding
    5.25%, 7/1/2014 (Insured: FGIC).........................................           $    1,000,000         $    903,540
Washington Suburban Sanitary District, General Construction
    6.50%, 11/1/2014 (Prerefunded 11/1/2001) (b)............................                2,690,000            2,947,648
U. S. RELATED-7.9%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                4,000,000            4,050,560
Guam Power Authority, Revenue 6.30%, 10/1/2012..............................                3,400,000            3,346,858
Puerto Rico Commonwealth 5.85%, 7/1/2009 ...................................                5,000,000            4,970,950
Puerto Rico Commonwealth Highway and Transportation Authority,
    Highway Revenue 5.40%, 7/1/2006 ........................................               11,000,000           10,493,670
Puerto Rico Public Buildings Authority, Revenue, Refunding  5.70%, 7/1/2009                 3,500,000            3,439,625
                                                                                                             -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $324,814,120)...................                                  $330,399,048
                                                                                                              =============

SHORT-TERM MUNICIPAL INVESTMENTS-1.2%
MARYLAND;
Maryland Energy Financing Administration, Obligation Revenue, VRDN
    (Baltimore Ferst Project) 4.10% (cost $4,000,000) (e)...................           $    4,000,000         $  4,000,000
                                                                                                              ============
TOTAL INVESTMENTS-100.0%
    (cost $328,814,120).....................................................                                  $334,399,048
                                                                                                              =============


PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                               Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FNMA          Federal National Mortgage Association              PCR     Pollution Control Revenue
FHA           Federal Housing Administration                     SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S               PERCENTAGE OF VALUE
--------                           ---------                      --------------------          -----------------------
AAA                                Aaa                            AAA                                   23.4%
AA                                 Aa                             AA                                    40.1
A                                  A                              A                                     21.6
BBB                                Baa                            BBB                                    5.1
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                               1.2
Not Rated(g)                       Not Rated(g)                   Not Rated(g)                           8.6
                                                                                                      -------
                                                                                                       100.0%
                                                                                                      =======


NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Purchased on a delayed delivery basis.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (d) Non-income producing security; interest payment in default.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in
         which the Fund may invest.
    (h)  At April 30, 1995, the Fund had $107,807,082 (32% of
net
         assets) and $84,818,231 (25.2% of net assets) invested in securities whose payment of principal and interest is
         dependent upon revenues generated from housing projects and health care projects, respectively.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                               APRIL 30,1995
ASSETS:
    Investments in securities, at value
      (cost $328,814,120)-see statement.....................................                                  $334,399,048
    Cash....................................................................                                       434,719
    Interest receivable.....................................................                                     5,882,272
    Receivable for shares of Beneficial Interest subscribed.................                                     1,663,731
    Receivable for investment securities sold...............................                                       501,250
    Prepaid expenses........................................................                                         9,833
                                                                                                              -------------
                                                                                                               342,890,853
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $   152,805
    Due to Distributor......................................................                          83,840
    Payable for investment securities purchased.............................                       5,448,257
    Payable for shares of Beneficial Interest redeemed......................                         206,732
    Accrued expenses........................................................                          75,491     5,967,125
                                                                                                              ------------
NET ASSETS  ................................................................                                  $336,923,728
                                                                                                              =============
REPRESENTED BY:
    Paid-in capital.........................................................                                  $330,700,472
    Accumulated undistributed net realized gain on investments..............                                       638,328
    Accumulated net unrealized appreciation on investments-Note 3...........                                     5,584,928
                                                                                                              -------------
NET ASSETS at value.........................................................                                  $336,923,728
                                                                                                              ==============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                    24,072,403
                                                                                                              =============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                     2,798,533
                                                                                                              ==============
NET ASSET VALUE per share:
    Class A Shares
      ($301,833,626 / 24,072,403 shares)....................................                                        $12.54
                                                                                                                    =======
    Class B Shares
      ($35,090,102 / 2,798,533 shares)......................................                                        $12.54
                                                                                                                     =======


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF OPERATIONS                                                                     YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                    $22,777,401
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $1,901,194
      Shareholder servicing costs-Note 2(c).................................                       1,117,864
      Distribution fees (Class B shares)-Note 2(b)..........................                         162,359
      Professional fees.....................................................                          43,186
      Custodian fees........................................................                          36,791
      Prospectus and shareholders' reports..................................                          25,114
      Registration fees.....................................................                           4,811
      Trustees' fees and expenses-Note 2(d).................................                           2,678
      Miscellaneous.........................................................                          28,721
                                                                                                   ----------
                                                                                                   3,322,718
      Less-reduction in management fee due to
          undertakings-Note 2(a).................................... ........                         32,614
                                                                                                  ----------
            TOTAL EXPENSES..................................................                                     3,290,104
                                                                                                              -------------
            INVESTMENT INCOME-NET...........................................                                    19,487,297
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                     $   874,479
    Net unrealized appreciation on investments..............................                         276,297
                                                                                                  ----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                     1,150,776
                                                                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $20,638,073
                                                                                                              =============


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED APRIL 30,
                                                                                             ------------------------------
                                                                                                   1994             1995
                                                                                             --------------    ------------
OPERATIONS:
    Investment income-net...................................................                    $  20,691,632  $ 19,487,297
    Net realized gain (loss) on investments.................................                         (231,661)      874,479
    Net unrealized appreciation (depreciation) on investments for the year..                      (16,463,923)      276,297
                                                                                               --------------  ------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                        3,996,048    20,638,073
                                                                                                -------------  ------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net:
      Class A shares........................................................                     (19,640,636)  (17,819,972)
      Class B shares........................................................                      (1,050,996)   (1,667,325)
    From net realized gain on investments:
      Class A shares........................................................                        (741,468)      ---
      Class B shares........................................................                         (53,530)      ---
    In excess of net realized gain on investments:
      Class A shares........................................................                          (4,187)      ---
      Class B shares........................................................                            (302)      ---
                                                                                                ------------- ------------
          TOTAL DIVIDENDS...................................................                     (21,491,119) (19,487,297)
                                                                                                 ------------  -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                       44,119,678   15,871,084
      Class B shares........................................................                       27,026,693    7,200,284
    Dividends reinvested:
      Class A shares........................................................                       12,863,992   11,260,663
      Class B shares........................................................                          759,890    1,087,620
    Cost of shares redeemed:
      Class A shares........................................................                     (43,091,205)  (61,788,292)
      Class B shares........................................................                       (1,376,544)  (3,903,364)
                                                                                                 ------------  ------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                  40,302,504  (30,272,005)
                                                                                                              =============
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                       22,807,433  (29,121,229)
NET ASSETS:
    Beginning of year.......................................................                      343,237,524  366,044,957
                                                                                                -------------- -------------
    End of year.............................................................                     $366,044,957 $336,923,728
                                                                                                ============== =============


                                                                                              SHARES
                                                                      CLASS A                                   CLASS B
                                                          --------------------------------       --------------------------------
                                                                YEAR ENDED APRIL 30,                    YEAR ENDED APRIL 30,
                                                          --------------------------------       --------------------------------
                                                               1994               1995                   1994           1995
                                                         ---------------      -------------         --------------  ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                3,339,080            1,283,464               2,042,409       582,210
    Shares issued for dividends reinvested                   978,190              913,405                  57,973        88,247
    Shares redeemed........................               (3,303,860)          (5,049,171)               (106,081)     (321,839)
                                                         --------------       --------------         --------------  -----------

          NET INCREASE (DECREASE) IN
            SHARES OUTSTANDING....                        1,013,410            (2,852,302)              1,994,301       348,618
                                                         ==============       ===============        ===============  ==========

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
FINANCIAL HIGHLIGHTS
      Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                  CLASS A SHARES                         CLASS A SHARES
                                                  -----------------------------------------------  --------------------------
                                                               YEAR ENDED APRIL 30,                   YEAR ENDED APRIL 30,
                                                -----------------------------------------------  ---------------------------
PER SHARE DATA:                                 1991     1992     1993     1994      1995      1993(1)   1994     1995
                                                ------   -----    ------   ------   -------    -------  -----    ------
    Net asset value, beginning of year          $11.61    $12.13   $12.43    $13.02   $12.46    $12.64   $13.02     $12.46
                                                -------   -------  -------   -------  -------   -------  -------   -------
    INVESTMENT OPERATIONS:
    Investment income-net............              .85       .79      .76      .73      .70       .20      .65        .63
    Net realized and unrealized gain (loss)
      on investments.................              .53       .35      .68     (.53)     .08       .38     (.53)       .08
                                                -------  --------  -------  -------   -------   -------  -------   -------
      TOTAL FROM INVESTMENT OPERATIONS            1.38      1.14     1.44      .20      .78       .58      .12        .71
                                                -------  -------   -------  -------   -------   -------  -------   -------
    DISTRIBUTIONS:
    Dividends from investment income-net         (.85)     (.79)    (.76)     (.73)    (.70)     (.20)    (.65)      (.63)
    Dividends from net realized gain
      on investments.................            (.01)    (.05)     (.09)     (.03)       --        --    (.03)     --
    Dividends in excess of net realized
      gain on investments............              --       --       --       --        --        --       --       --
                                                -------  -------   -------  -------   -------    -------  ------   -------
      TOTAL DISTRIBUTIONS............            (.86)    (.84)     (.85)    (.76)     (.70)     (.20)    (.68)      (.63)
                                                -------  -------   -------  -------   ------     ------- -------   -------
    Net asset value, end of year.....           $12.13    $12.43   $13.02   $12.46    $12.54     $13.02  $12.46    $12.54
                                                =======  =======   =======  =======   =======    ======= =======  ========
TOTAL INVESTMENT RETURN (2)..........            12.24%     9.68%   11.93%    1.33%     6.52%    15.74%(3)  .75%     5.94%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets        .21%      .53%     .69%     .80%      .90%     1.09%(3) 1.37%     1.44%
    Ratio of net investment income to
      average net assets.............             6.98%     6.40%    5.93%    5.51%     5.69%     4.55%(3) 4.82%     5.13%
    Decrease reflected in above expense
      ratios due to undertakings by
      the Manager....................              .75%      .41%     .22%     .10%      .01%      .12%(3)  .08%      .01%
    Portfolio Turnover Rate..........             1.45%    16.21%   17.92%   10.27%    35.39%    17.92%   10.27%    35.39%
    Net Assets, end of year (000's Omitted)    $179,959  $254,240 $337,307 $335,518  $301,834    $5,931  $30,527   $35,090


(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Maryland Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon
Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly-owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securitie s transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.

PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the
Series
to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicabl e provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with
the
Manager, the management fee is computed at the annual rate of
 .55
of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 1, 1994 through June 30, 1994 to waive receipt of the management fee payable to it by the Series in excess of an annual rate of .50 of 1% (excluding certain expenses as described above) of the Series' average daily net assets and thereafter, had undertaken from July 1, 1994 through July 7, 1994 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expense as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $32,614 for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $10,085 during the year ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $14,513 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class
B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $112,582 was charged to the Series pursuant to the Class B Distribution Plan and $49,777 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder
PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED) accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23, 1994, $260,906 and $24,888 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through April 30, 1995, $522,094 and $56,291 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $200,447,897 and $226,481,040, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $5,584,928, consisting of $11,272,899 gross unrealized appreciation and $5,687,971 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, MARYLAND SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Maryland Series (one of the Series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Maryland Series at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                          (Ernst & Young LLP Signature Logo)
New York, New York
June 6, 1995

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF INVESTMENTS                                                                              APRIL 30, 1995
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                             AMOUNT              VALUE
MASSACHUSETTS-86.8%                                                                             --------------     -------------
Boston Industrial Development Financing Authority, Sewer Facility Revenue
    (Harbor Electric Energy Co. Project) 7.375%, 5/15/2015..................                      $  2,500,000      $  2,595,650
Boston Water and Sewer Commission, Revenue:
    7.875%, 11/1/1996.......................................................                           295,000           315,638
    7.875%, 11/1/2013.......................................................                           605,000           643,018
    7.10%, 11/1/2019 (Insured; MBIA, Prerefunded 11/1/1999) (a).............                         1,000,000         1,104,100
Leominster 7.50%, 4/1/2009 (Insured; MBIA, Prerefunded 4/1/2000) (a)........                         1,275,000         1,428,982
Lynn Water and Sewer Commission, General Revenue
    7.25%, 12/1/2010 (Insured; MBIA, Prerefunded 12/1/2000) (a).............                         1,000,000         1,125,250
Massachusetts Bay Transportation Authority:
    6.204%, 3/1/2021 (Insured; MBIA) (b,c)..................................                         2,300,000         1,992,375
    7%, 3/1/2021............................................................                         1,000,000         1,110,600
Massachusetts College Building Authority, Project Revenue
    7.80%, 5/1/2016 (Insured; MBIA, Prerefunded 5/1/1998) (a)...............                         1,000,000         1,101,030
Massachusetts Commonwealth:
    7.25%, 3/1/2000 (Insured; FGIC).........................................                           650,000           723,860
    7.25%, 3/1/2009 (Insured; FGIC, Prerefunded 3/1/2000) (a)...............                           350,000           389,452
    7%, 8/1/2012............................................................                         1,850,000         1,991,784
Massachusetts Education Loan Authority, Education Loan Revenue
    7.75%, 1/1/2008 (Insured; MBIA).........................................                         1,310,000         1,414,158
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Berkshire Health Systems):
      7.50%, 10/1/2008 (Insured; MBIA)......................................                         1,000,000         1,100,950
      6.75%, 10/1/2019 (Insured; MBIA)......................................                         1,750,000         1,813,473
    (Capital Asset Program) 7.30%, 10/1/2018 (Insured; MBIA)................                         3,750,000         4,066,162
    (Medical Center of Central Massachusetts) 7.10%, 7/1/2021...............                         1,000,000         1,027,260
    (New England Deaconess Hospital) 6.875%, 4/1/2022.......................                         6,000,000         6,093,360
    (Refunding - Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)..............                         2,050,000         2,196,493
    (Salem Hospital) 7.25%, 7/1/2009 (Insured; MBIA)........................                           370,000           387,693
    (South Shore Hospital) 7.50%, 7/1/2020
      (Insured; MBIA, Prerefunded 7/1/2000) (a).............................                         2,000,000         2,258,240
    (University Hospital) 7.25%, 7/1/2019 (Insured; MBIA)...................                         2,750,000         2,992,440
Massachusetts Housing Finance Agency, Housing Revenue:
    Multi-Family Residential 7.80%, 8/1/2022 (Insured; FHA).................                         1,500,000         1,562,790
    Residential:
      8.50%, 8/1/2020.......................................................                            15,000            15,752
      8.40%, 8/1/2021.......................................................                           260,000           275,642
    Single Family:
      7.80%, 12/1/2005......................................................                           930,000           962,550
      7.90%, 6/1/2014.......................................................                           980,000         1,039,153

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1995
PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                     -----------      ----------

MASSACHUSETTS (CONTINUED)
    Single Family (continued):
      8.10%, 12/1/2021......................................................                      $  2,400,000     $  2,543,328
      7.95%, 6/1/2023.......................................................                         2,000,000        2,125,860
Massachusetts Industrial Finance Agency, Revenue:
    (Brooks School) 5.95%, 7/1/2023.........................................                         1,000,000          968,080
    (Leonard Morse Hospital) 8%, 10/15/2014 (Prerefunded 10/15/1999) (a)....                         1,000,000        1,141,620
    (Provider Lease Program) 8.75%, 7/15/2009...............................                           695,000          723,474
    (Refunding - Harvard Community Health) 8.125%, 10/1/2017................                           750,000          820,643
Massachusetts Municipal Wholesale Electric Co.,
    Power Supply Systems Revenue:
      5.20%, 7/1/1998.......................................................                         2,000,000        2,005,060
      8.75%, 7/1/2018 (d)...................................................                         3,410,000        3,771,783
      6.125%, 7/1/2019......................................................                         1,200,000        1,153,848
Massachusetts Port Authority, Special Project Revenue
    (Harborside Hyatt) 10%, 3/1/2026........................................                         3,000,000        3,247,290
Massachusetts Water Resources Authority
    7.625%, 4/1/2014 (Prerefunded 4/1/2000) (a).............................                           750,000          847,072
New England Education Loan Marketing Corp., Refunding (Student Loan):
    5%, 6/1/1998............................................................                         3,400,000        3,322,888
    5.70%, 7/1/2005.........................................................                         1,000,000          978,790
Somerville Housing Development Corp., Multi-Family Revenue, Refunding
    7.50%, 1/1/2024 (Collateralized; FNMA)..................................                         1,000,000        1,050,570
University of Lowell Building Authority 7.60%, 11/1/2010 (Insured; FSA).....                           750,000          812,385
U. S. RELATED-13.2%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         1,500,000        1,518,960
Puerto Rico Commonwealth:
    6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)..............................                         1,000,000        1,112,710
    5.375%, 7/1/2022 (Insured; MBIA) (e)....................................                         2,500,000        2,291,575
    Refunding 6%, 7/1/2014..................................................                         2,000,000        1,957,460
Puerto Rico Commonwealth Highway and Transportation Authority,
    Highway Revenue:
      6.136%, 7/1/2009 (b)..................................................                         1,000,000          873,750
      6.236%, 7/1/2010 (b)..................................................                         1,000,000          868,750
Puerto Rico Electric Power Authority, Power Revenue
    8%, 7/1/2008 (Prerefunded 7/1/1998) (a).................................                           500,000          558,750
Virgin Islands Public Finance Authority, Revenue, Refunding
    7.25%, 10/1/2018........................................................                         1,000,000        1,033,670
                                                                                                                    -----------
TOTAL INVESTMENTS (cost $74,096,213)........................................                                        $77,456,171
                                                                                                                    ===========

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES

SUMMARY OF ABBREVIATIONS
FGIC     Financial Guaranty Insurance Company
FSA      Financial Security Assurance
FHA      Federal Housing Administration
MBIA     Municipal Bond Investors Assurance
FNMA     Federal National Mortgage Association
           Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)

FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
--------                           --------                       ------------------                 ---------------------
AAA                                Aaa                            AAA                                         44.3%
AA                                 Aa                             AA                                            8.6
A                                  A                              A                                            33.9
BBB                                Baa                            BBB                                           5.3
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                                 7.9
                                                                                                             ------
                                                                                                              100.0%
                                                                                                             =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security - the interest rate is subject to change periodically.
    (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1995, this security amounted to $1,992,375 or 2.6% of net assets.
    (d) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (e)  Purchased on delayed delivery basis.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (h)  At April 30, 1995, the Fund had $22,871,073 (29.7%) of
    net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from health
    care projects.
    (i) At April 30, 1995, 32.8% of the Fund's net assets are insured by MBIA.

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                             APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $74,096,213)-see statement......................................                                         $77,456,171
    Cash....................................................................                                             425,860
    Interest receivable.....................................................                                           1,394,556
    Receivable for shares of Beneficial Interest subscribed.................                                             191,595
    Prepaid expenses........................................................                                               4,628
                                                                                                                     ===========
                                                                                                                      79,472,810
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $    34,915
    Due to Distributor......................................................                          17,578
    Payable for investment securities purchased.............................                       2,354,992
    Payable for shares of Beneficial Interest redeemed......................                          84,388
    Accrued expenses........................................................                          29,511           2,521,384
                                                                                                    ----------       -----------
NET ASSETS  ................................................................                                         $76,951,426
                                                                                                                     ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                         $74,086,484
    Accumulated net realized capital losses and distribution in excess
      of net realized gain on investments-Note 1(c).........................                                            (495,016)
    Accumulated net unrealized appreciation on investments-Note 3...........                                           3,359,958
                                                                                                                     -----------
NET ASSETS at value.........................................................                                         $76,951,426
                                                                                                                     ===========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                           6,307,679
                                                                                                                     ===========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                             366,391
                                                                                                                     ===========
NET ASSET VALUE per share:
    Class A Shares
      ($72,731,047 / 6,307,679 shares)......................................                                              $11.53
                                                                                                                          ======
    Class B Shares
      ($4,220,379 / 366,391 shares).........................................                                              $11.52
                                                                                                                          ======


See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF OPERATIONS                                                                          YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                          $5,411,347
    EXPENSES:
      Management fee-Note 2(a)..............................................                       $ 426,673
      Shareholder servicing costs-Note 2(c).................................                         253,821
      Distribution fees (Class B shares)-Note 2(b)..........................                          19,533
      Prospectus and shareholders' reports..................................                          15,517
      Professional fees.....................................................                           9,588
      Custodian fees........................................................                           8,025
      Registration fees.....................................................                           3,326
      Trustees' fees and expenses-Note 2(d).................................                             669
      Miscellaneous.........................................................                          15,635
                                                                                                   ---------
                                                                                                     752,787
      Less-reduction in management fee due to
          undertakings-Note 2(a)....................................  ........                         7,190
                                                                                                   ---------
            TOTAL EXPENSES..................................................                                             745,597
                                                                                                                      ----------
            INVESTMENT INCOME-NET...........................................                                           4,665,750
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                      $(120,750)
    Net unrealized (depreciation) on investments...........................                        (311,459)
                                                                                                   ---------
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                           (432,209)
                                                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $4,233,541
                                                                                                                      ==========





See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       YEAR ENDED APRIL 30,
                                                                                                 -------------------------------
                                                                                                        1994            1995
                                                                                                 -------------     -------------
OPERATIONS:
    Investment income-net...................................................                     $  4,904,107      $  4,665,750
    Net realized gain (loss) on investments.................................                           38,609          (120,750)
    Net unrealized (depreciation) on investments for the year...............                       (3,301,993)         (311,459)
                                                                                                 -------------     -------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                        1,640,723        4,233,541
                                                                                                 -------------     -------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net:
      Class A shares........................................................                       (4,768,195)       (4,451,783)
      Class B shares........................................................                         (135,912)         (213,967)
    From net realized gain on investments:
      Class A shares........................................................                         (303,176)          ---
      Class B shares........................................................                          (11,985)          ---
    In excess of net realized gain on investments:
      Class A shares........................................................                          (12,471)         (343,505)
      Class B shares........................................................                             (493)          (17,797)
                                                                                                 -------------     -------------
          TOTAL DIVIDENDS...................................................                       (5,232,232)       (5,027,052)
                                                                                                 -------------     -------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                        6,515,438         4,730,079
      Class B shares........................................................                        2,835,004         1,042,859
    Dividends reinvested:
      Class A shares........................................................                        2,622,716         2,596,861
      Class B shares........................................................                           68,991           123,653
    Cost of shares redeemed:
      Class A shares........................................................                       (8,594,165)      (10,711,882)
      Class B shares........................................................                          (56,768)         (603,243)
                                                                                                --------------      ------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                   3,391,216        (2,821,673)
                                                                                                --------------      ------------
            TOTAL (DECREASE) IN NET ASSETS..................................                         (200,293)       (3,615,184)
NET ASSETS:
    Beginning of year.......................................................                       80,766,903        80,566,610
                                                                                                --------------    --------------
    End of year.............................................................                      $80,566,610       $76,951,426
                                                                                                =============     =============

                                                                                            SHARES
                                                          --------------------------------------------------------------------
                                                                         CLASS A                          CLASS B
                                                          -------------------------------      -------------------------------
                                                                  YEAR ENDED APRIL 30,                YEAR ENDED APRIL 30,
                                                          -------------------------------      -------------------------------

                                                             1994                1995               1994              1995
                                                        --------------      ------------        -------------  -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                 531,050            413,848             229,412         90,978
    Shares issued for dividends reinvested.                 214,378            228,208               5,666         10,873
    Shares redeemed........................                (710,422)          (939,699)             (4,659)       (53,757)
                                                        --------------      ------------        -------------  -----------
      NET INCREASE (DECREASE) IN
          SHARES OUTSTANDING...............                  35,006           (297,643)            230,419         48,094
                                                        ==============      ============        =============   ==========

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
FINANCIAL HIGHLIGHTS
     Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated.
This
information has been derived from the Series' financial statements.

                                                                  CLASS A SHARES                       CLASS B SHARES
                                                -----------------------------------------------  ---------------------------
                                                                  YEAR ENDED APRIL 30,                YEAR ENDED APRIL 30,
                                               -----------------------------------------------  ---------------------------
PER SHARE DATA:                                   1991    1992      1993      1994     1995      1993(1)      1994     1995
                                               -------   -------    ------  -------   -------   -------    ------   -------
    Net asset value, beginning of year         $10.69     $11.05    $11.41  $12.13    $11.64     $11.79    $12.13    $11.63
                                               --------  -------    ------  -------   ------     -------   -------   -------
    INVESTMENT OPERATIONS:
    Investment income-net............             .79        .75      .73     .71       .69         .19       .64       .63
    Net realized and unrealized
      gain (loss) on investments.....             .37        .36      .73    (.44)     (.06)        .34      (.45)     (.06)
                                               -------     -------  -------  -------  -------    --------   -------  -------
      TOTAL FROM INVESTMENT OPERATIONS           1.16       1.11     1.46     .27       .63         .53       .19       .57
                                               -------     -------  -------  -------  -------    --------   -------  -------
    DISTRIBUTIONS:
    Dividends from investment income-net         (.79)      (.75)    (.73)   (.71)     (.69)       (.19)     (.64)     (.63)
    Dividends from net realized
      gain on investments............            (.01)      --       (.01)   (.05)      --           --      (.05)       --
    Dividends in excess of net realized
      gain on investments............             --        --         --       --     (.05)         --        --      (.05)
                                               ------     -------  -------  -------  -------     --------   -------  -------
      TOTAL DISTRIBUTIONS............            (.80)      (.75)    (.74)    (.76)    (.74)       (.19)     (.69)     (.68)
                                               -------   -------  -------  -------  --------     --------   ------- --------
    Net asset value, end of year.....          $11.05     $11.41    12.13   $11.64   $11.53      $12.13    $11.63    $11.52
                                               -------   -------  -------  -------  --------     --------   ------- --------
TOTAL INVESTMENT RETURN(2)...........          11.23%     10.32%    13.14%    2.08%    5.72%      15.56%(3)  1.44%     5.15%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets      .19%       .55%      .69%     .82%     .94%       1.15%(3)  1.36%     1.45%
    Ratio of net investment income to
      average net assets.............           7.21%      6.65%     6.16%    5.80%    6.04%       4.92%(3)  5.18%     5.47%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager         .78%       .41%      .24%     .11%     .01%        .13%(3).   10%      .01%
    Portfolio Turnover Rate..........          47.07%     24.75%    11.36%   12.04%   13.62%      11.36%    12.04%    13.62
    Net Assets, end of year (000's Omitted)   $57,328    $66,873   $79,701  $76,865  $72,731     $1,066    $3,702    $4,220

(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the
Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Massachusetts Series (the "Series").
Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994,
the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI
Holdings, Inc., the parent company of which is Boston
Institutional Group,
Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the
Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices
(as obtained by the Service from dealers in such securities) and asked prices
(as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type;
indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities
transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly.
Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    Dividends in excess of net realized gains on investment for financial statement purposes result primarily from losses from securities transactions during the year ended April 30, 1995 which are treated for Federal income tax purposes as arising in Fiscal 1996.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 1, 1994 through June 30, 1994 to waive receipt of the management fee payable to it by the Series in excess of an annual rate of .50 of 1% (excluding certain expenses as described above) of the Series' average daily net assets and thereafter, had undertaken from July 1, 1994 through
July 7, 1994 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $7,190 for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $3,502 during the year ended April
30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $620 from contingent deferred sales charges imposed upon redemptions of the Series'
Class B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised
Distribution Plan with respect to Class B shares only (the
"Class B
Distribution Plan") pursuant to Rule 12b-1 under the Act.
Pursuant to the
Class B Distribution Plan, effective August 24, 1994, the Fund pays the
Distributor for distributing the Series' Class B shares at an annual rate of
 .50 of 1% of the value of the average daily net assets of Class
B shares.
    Prior to August 24, the Distribution Plan ("prior Class B
Distribution
Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class
B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $13,418 was charged to the Series pursuant to the Class B Distribution Plan and $6,115 was charged to the
Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23,
1994, $60,131 and $3,058 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $124,045 and $6,708 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services
Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or
Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $13,572,300 and $18,625,062, respectively, for the year ended
April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $3,359,958, consisting of $4,251,127 gross unrealized appreciation and
$891,169 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, MASSACHUSETTS SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund,
Massachusetts Series (one of the series constituting the Premier
State
Municipal Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Massachusetts Series at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                             (Ernst & Young LLP Signature Logo)


New York, New York
June 6, 1995

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF INVESTMENTS

                                                                                                        APRIL 30, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-98.4%                                                              AMOUNT           VALUE
                                                                                                 --------------  -------------
MICHIGAN-96.7%
Allendale Public School District 5.875%, 5/1/2014 (Insured; MBIA)...........                     $    1,000,000  $     977,070
Breitung Township School District, Refunding 5.50%, 5/1/2012 (Insured; AMBAC)                         2,500,000      2,380,650
Brighton Area School District, Refunding:
    Zero Coupon, 5/1/2014 (Insured; AMBAC)..................................                          8,000,000      2,492,480
    6%, 5/1/2020 (Insured; AMBAC)...........................................                          1,750,000      1,718,868
Capital Region Airport Authority, Airport Revenue
    6.70%, 7/1/2021 (Insured; MBIA).........................................                          2,500,000      2,596,800
Central Michigan University, Refunding 6%, 10/1/2013 (Insured; MBIA)........                          1,965,000      1,949,752
Chippewa Valley Schools 7%, 5/1/2010 (Prerefunded 5/1/2001) (a).............                          1,275,000      1,420,656
Detroit:
    (Development Area No. 1) 7.60%, 7/1/2010................................                          4,150,000      4,385,346
    Sewer Disposal System Revenue:
      7.125%, 7/1/2019 (Prerefunded 7/1/1999) (a)...........................                          2,735,000      2,998,216
      5.70%, 7/1/2023 (Insured; FGIC).......................................                         10,000,000      9,464,100
    (Unlimited Tax) 6.35%, 4/1/2014.........................................                          3,410,000      3,275,748
    Water Supply Systems Revenue, Refunding
      8.217%, 7/1/2022 (Insured; FGIC) (b)..................................                          1,500,000      1,541,250
Detroit School District (School Building and Site)
    (Wayne County) 6.25%, 5/1/2012..........................................                          1,750,000      1,757,630
East Lansing Building Authority, Refunding 6.90%, 10/1/2011.................                          1,375,000      1,445,194
Flint Michigan Refunding Tax Increment Finance Authority 5.75%, 6/1/2002....                          3,000,000      3,044,100
Garden City Building Authority, Refunding 5.75%, 11/1/2017 (Insured; AMBAC).                          1,120,000      1,074,987
Grand Ledge Public School District 6.60%, 5/1/2024 (Insured; MBIA)..........                          2,750,000      2,879,250
Grand Rapids Community College 5.90%, 5/1/2022 (Insured; MBIA)..............                          4,650,000      4,533,564
Grand Rapids Housing Finance Authority, Multi-Family Revenue, Refunding
    7.625%, 9/1/2023 (Collateralized; FNMA).................................                          1,000,000      1,064,750
Greater Detroit Resource Recovery Authority, Revenue 9.25%, 12/13/2008......                          1,250,000      1,314,675
Huron Valley School District, Refunding 6.125%, 5/1/2020 (Insured; FGIC)....                          1,735,000      1,703,423
Kent Hospital Finance Authority, Hospital Facility Revenue (Butterworth
Hospital)
    7.25%, 1/15/2012 (Prerefunded 1/15/2000) (a)............................                          1,000,000      1,109,190
Lapeer Economic Development Corp., Ltd. Obligation Revenue
    (Lapeer Health Services Project) 8.625%, 2/1/2020 (Prerefunded 2/1/2000) (a)                      2,000,000      2,334,080
Livonia Public Schools, School District Refunding 5.125%, 5/1/2022 (Insured; FGIC)                    2,000,000      1,737,460
Michigan Building Authority, Revenue:
    6.75%, 10/1/2007 (Insured; AMBAC).......................................                          1,600,000      1,724,096
    6.75%, 10/1/2011........................................................                          2,000,000      2,118,260

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     APRIL 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                 --------------    --------------
MICHIGAN (CONTINUED)

Michigan Higher Education Student Loan Authority, Student Loan Revenue:
    6.875%, 10/1/2007 (Insured; AMBAC)......................................                     $    2,250,000    $ 2,388,532
    6%, 9/1/2008............................................................                          2,000,000      2,004,040
    7.55%, 10/1/2008 (Insured; MBIA)........................................                          1,625,000      1,776,287
Michigan Hospital Finance Authority, HR:
    (Crittenton Hospital) 6.70%, 3/1/2007...................................                          2,250,000      2,341,418
    (Daughters of Charity National Health Systems-Providence Hospital) 7%, 11/1/2021                  2,700,000      2,815,776
    (McLaren Obligation Group) 7.50%, 9/15/2021 (Prerefunded 9/15/2001) (a).                          1,250,000      1,431,150
    (Mercy Mount Clemens Corp.) 6.25%, 5/15/2011............................                          2,000,000      2,009,940
    Refunding:
      (Detroit Medical Center) 8.125%, 8/15/2012............................                            220,000        240,920
      (Genesys Health Systems) 8.125%, 10/1/2021............................                          5,000,000      5,171,550
      (Middle Michigan Obligation Group) 6.625%, 6/1/2010...................                          2,000,000      2,018,260
      (Oakwood Obligation Group) 5.625%, 11/1/2018..........................                          2,500,000      2,305,925
      (Pontiac Osteopathic Hospital) 6%, 2/1/2014...........................                          5,250,000      4,510,170
      (Sisters of Mercy Health Corp.) 6.25%, 2/15/2009 (Insured; FSA).......                          1,065,000      1,084,330
    (Sisters of Mercy Health Corp.) 7.50%, 2/15/2018 (Prerefunded 2/15/2001) (a)                      2,250,000      2,555,077
Michigan Housing Development Authority:
    (Home Improvement Program) 7.65%, 12/1/2012.............................                          2,150,000      2,246,750
    MFHR 8.375%, 7/1/2019 (Insured; FGIC)...................................                          1,550,000      1,658,763
    Rental Housing Revenue:
      6.50%, 4/1/2006.......................................................                          2,000,000      2,039,360
      7.70%, 4/1/2023 (Insured; FSA)........................................                          4,185,000      4,425,596
    SFMR:
      7.55%, 12/1/2014......................................................                            210,000        222,776
      7.50%, 6/1/2015.......................................................                          2,355,000      2,493,757
      8%, 6/1/2018..........................................................                            290,000        306,098
      7.75%, 12/1/2019......................................................                          2,480,000      2,619,178
      6.95%, 12/1/2020......................................................                          1,750,000      1,802,238
Michigan Job Development Authority, PCR
    (Chrysler Corp. Project) 5.70%, 11/1/1999...............................                          1,000,000        999,200
Michigan Municipal Bond Authority, Revenue (State Revolving Fund):
    6.50%, 10/1/2014........................................................                          2,500,000      2,591,675
    6.50%, 10/1/2017........................................................                          3,500,000      3,596,355
Michigan Strategic Fund:
    Ltd. Obligation Revenue:
      (Northeastern Community Mental Health Foundation) 8.25%, 1/1/2009.....                          1,555,000      1,594,264
      Refunding (Ledyard Association Ltd. Partnership Project)
          6.25%, 10/1/2011 (Insured; ITT Lyndon Property Insurance Co.).....                          3,075,000      3,093,665
      (WMX Technologies Inc. Project) 6%, 12/1/2013.........................                          4,000,000      3,848,200
    Solid Waste Disposal Revenue Refunding
      (Genesee Power Station Project) 7.50%, 1/1/2021.......................                         3,000,000       2,932,770


PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT            VALUE
                                                                                              --------------    --------------
MICHIGAN (CONTINUED)

Monroe County:
    PCR (Detroit Edison Project):
      7.50%, 12/1/2019 (Insured; AMBAC).....................................                     $    4,650,000    $ 5,077,521
      7.875%, 12/1/2019.....................................................                          2,720,000      2,946,250
      7.65%, 9/1/2020 (Insured; FGIC).......................................                          2,250,000      2,470,658
      6.55%, 6/1/2024 (Insured; MBIA).......................................                          1,700,000      1,732,521
    Water Supply Systems (Frenchtown Charter Township Water Treatment
      and Distribution Systems) 6.50%, 5/1/2013.............................                          2,500,000      2,539,100
Monroe County Economic Development Corp., Ltd. Obligation Refunding, Revenue
    (Detroit Edison Co. Project) 6.95%, 9/1/2022 (Insured; FGIC)............                          2,000,000      2,247,700
Northville, Special Assessment (Wayne County) 7.875%, 1/1/2006..............                          1,685,000      1,853,989
Northwestern Michigan College, Community College Improvement Revenue,
Refunding 7%, 7/1/2011......................................................                          1,800,000      1,885,176
Oakland County Economic Development Corp., Ltd. Obligation Revenue
    (Pontiac Osteopathic Hospital Project) 9.625%, 1/1/2020 (Prerefunded 1/1/2000) (a)                1,680,000      2,023,678
Rockford Public Schools, Refunding (Kent County School Building and Site)
    7.375%, 5/1/2019 (Prerefunded 5/1/2000) (a).............................                          2,000,000      2,225,640
Romulus Community Schools, Capital Appreciation Refunding
  Zero Coupon, 5/1/2019.....................................................                          2,390,000        539,064
Romulus Economic Development Corp., Ltd. Obligation EDR
    Refunding (Romulus Hir Ltd. Partnership Project)
    7%, 11/1/2015 (Insured; ITT Lyndon Property Insurance Co.)..............                          3,700,000      3,874,529
Royal Oak Michigan Finance Authority, Revenue, Refunding 5.25%, 11/15/2019..                          3,625,000      3,172,890
Saginaw-Midland Municipal Water Supply Corp. 5.25%, 9/1/2016................                          1,000,000        887,230
Wayne Charter County, Airport Revenue (Detroit Metropolitan Wayne County
Airport):
    5.25%, 12/1/2013 (Insured; MBIA)........................................                          4,000,000      3,641,320
    5.25%, 12/1/2021 (Insured; MBIA)........................................                          1,000,000        876,920
West Ottawa Public School District, Refunding 6%, 5/1/2020 (Insured; FGIC)..                          3,115,000      3,059,584
Western Michigan University, Revenue 6.125%, 11/15/2022 (Insured; FGIC).....                          6,970,000      6,837,918
White Cloud Public Schools, Refunding 5.50%, 5/1/2020.......................                          2,000,000      1,844,620
Wyoming Public Schools, Refunding 5.90%, 5/1/2022...........................                          1,000,000        962,170
U.S. RELATED-1.7%
Puerto Rico Housing Finance Corp., MFMR
    7.50%, 4/1/2022 (LOC; Government Development Bank) (c)..................                          2,510,000      2,636,579
Virgin Islands Port Authority, Airport Revenue (Cyril E. King Airport
  Project)
    8.10%, 10/1/2005........................................................                            500,000        543,935
                                                                                                                  --------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $179,583,731).....................................................                                      $186,044,607
                                                                                                                  ==============

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 APRIL 30, 1995
                                                                                                  PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS-1.6%                                                              AMOUNT            VALUE
                                                                                              --------------    --------------
MICHIGAN:
Michigan Housing Development Authority, Rental Housing Revenue VRDN
    4.65% (LOC; Credit Suisse) (c,d)...................................                         $    2,000,000  $    2,000,000
Michigan Strategic Fund, LTD. Obligation Revenue VRDN
    (Coil Center Project) 5.37% (LOC; Tokai Bank) (c,d).....................                         1,000,000       1,000,000
                                                                                                                 --------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $3,000,000).......................................................                                        $ 3,000,000
                                                                                                                    ===========
TOTAL INVESTMENTS-100.0%
    (cost $182,583,731).....................................................                                       $189,044,607
                                                                                                                   ============

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
EDR           Economic Development Revenue                                   Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFHR    Multi-Family Housing Revenue
FNMA          Federal National Mortgage Association              MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR      Pollution Control Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortage Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH(E)               OR          MOODY'S             OR         STANDARD & POOR'S        PERCENTAGE OF VALUE
-------                            --------                       ------------------       -------------------
AAA                                Aaa                            AAA                               40.2%
AAA                                Aa                             AA                                23.1
A                                  A                              A                                 16.7
BBB                                Baa                            BBB                               13.2
F1                                 MIG1                           SP1                                1.6
Not Rated(f)                       Not Rated(f)                   Not Rated(f)                       5.2
                                                                                                  --------
                                                                                                   100.0%
                                                                                                  ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Bonds which are prerefunded are collateralized by U.S.
Government
    securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds at the earliest refunding date.
    (b) Inverse floater security - the interest rate is subject to change periodically.
    (c)  Secured by letters of credit.
    (d) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's or Standard &
    Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                     APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $182,583,731)-see statement.....................................                                         $189,044,607
    Cash....................................................................                                              133,417
    Interest receivable.....................................................                                            3,806,150
    Receivable for shares of Beneficial Interest subscribed.................                                              267,533
    Prepaid expenses........................................................                                                7,684
                                                                                                                   --------------
                                                                                                                      193,259,391
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                          $88,043
    Due to Distributor......................................................                           46,822
    Payable for shares of Beneficial Interest redeemed......................                            9,261
    Accrued expenses........................................................                           40,564            184,690
                                                                                                   ----------
NET ASSETS  ................................................................                                         $193,074,701
                                                                                                                     ============
    REPRESENTED BY:
    Paid-in capital.........................................................                                         $185,926,409
    Accumulated undistributed net realized gain on investments..............                                              687,416
    Accumulated net unrealized appreciation on investments-Note 3...........                                            6,460,876
                                                                                                                     ------------
NET ASSETS at value.........................................................                                         $193,074,701
                                                                                                                     ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                           11,667,982
                                                                                                                      ===========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                            1,088,416
                                                                                                                      ===========
NET ASSET VALUE per share:
    Class A Shares
      ($176,603,546 / 11,667,982 shares)....................................                                               $15.14
                                                                                                                          =======
      ($16,471,155 / 1,088,416 shares)......................................                                               $15.13
                                                                                                                          =======

See notes to financial statements.



PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF OPERATIONS                                                                              APRIL 30,1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $12,845,609
    EXPENSES:
      Management fee-Note 2(a)..............................................                        $1,074,186
      Shareholder servicing costs-Note 2(c).................................                           646,502
      Distribution fees (Class B shares)-Note 2(b)..........................                            76,730
      Professional fees.....................................................                            25,821
      Custodian fees........................................................                            21,807
      Prospectus and shareholders' reports..................................                            18,133
      Registration fees.....................................................                             4,495
      Trustees' fees and expenses-Note 2(d).................................                             1,733
      Miscellaneous.........................................................                            25,021
                                                                                                  ------------
                                                                                                     1,894,428
      Less--reduction in management fee due to
          undertakings--Note 2(a)............................................                           18,112
                                                                                                  ------------
            TOTAL EXPENSES..................................................                                           1,876,316
                                                                                                                   -------------
            INVESTMENT INCOME--NET...........................................                                          10,969,293
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                        $1,828,821
    Net unrealized (depreciation) on investments............................                         (818,115)
                                                                                                  ------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                           1,010,706
                                                                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $11,979,999
                                                                                                                     ===========

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                        YEAR ENDED APRIL 30,
                                                                                                 --------------------------------
                                                                                                       1994             1995
                                                                                                --------------    --------------
OPERATIONS:
    Investment income--net...................................................                     $  11,313,866     $ 10,969,293
    Net realized gain on investments........................................                          2,315,880        1,828,821
    Net unrealized (depreciation) on investments for the year...............                        (6,895,275)        (818,115)
                                                                                                 --------------   --------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                          6,734,471       11,979,999
                                                                                                --------------    --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................                       (10,845,933)     (10,186,162)
      Class B shares........................................................                          (467,933)        (783,131)
    Net realized gain on investments:
      Class A shares........................................................                          (956,415)      (2,793,660)
      Class B shares........................................................                           (54,414)        (239,175)
                                                                                                 --------------   --------------
          TOTAL DIVIDENDS...................................................                       (12,324,695)     (14,002,128)
                                                                                                 --------------   --------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                         24,628,252       10,587,097
      Class B shares........................................................                         11,297,694        4,942,392
    Dividends reinvested:
      Class A shares........................................................                          6,427,971        7,582,697
      Class B shares........................................................                            347,542          656,238
    Cost of shares redeemed:
      Class A shares........................................................                       (22,803,586)     (27,084,772)
      Class B shares........................................................                          (760,491)      (2,852,874)
                                                                                                 --------------   --------------
          INCREASE (DECREASE) IN NET ASSETS FROM
            BENEFICIAL INTEREST TRANSACTIONS................................                         19,137,382      (6,169,222)
                                                                                                 --------------   --------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                         13,547,158      (8,191,351)
NET ASSETS:
    Beginning of year.......................................................                        187,718,894      201,266,052
                                                                                                --------------    --------------
    End of year.............................................................                       $201,266,052     $193,074,701
                                                                                                 ==============    =============


                                                                                                  SHARES
                                                               ----------------------------------------------------------------
                                                                             CLASS A                             CLASS B
                                                             --------------------------------         -------------------------
                                                                     YEAR ENDED APRIL 30,             YEAR ENDED APRIL 30,
                                                            --------------------------------      ------------------------------
                                                                   1994              1995             1994             1995
                                                              -------------    -------------     --------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold...........................                        1,535,330         701,669             706,062         327,697
    Shares issued for dividends reinvested.                         401,916         511,163              21,767          44,292
    Shares redeemed........................                      (1,430,077)     (1,819,806)            (48,928)       (191,401)
                                                             --------------   --------------    --------------   --------------
          NET INCREASE (DECREASE) IN
            SHARES OUTSTANDING.............                         507,169        (606,974)            678,901         180,588
                                                                ===========    =============     ==============      ===========

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated.
This
information has been derived from the Series' financial statements.


                                                               CLASS A SHARES                             CLASS B SHARES
                                             ---------------------------------------------------      ------------------------
                                                                     YEAR ENDED APRIL 30,                YEAR ENDED APRIL 30,
                                             ---------------------------------------------------      ------------------------
PER SHARE DATA:                             1991        1992         1993        1994       1995     1993(1)     1994      1995
                                            -------    ------       ------     -------    -------   -------    -------   -------
Net asset value, beginning of year          $13.80    $14.34        $14.80     $15.65     $15.27    $15.20      $15.64    $15.27
                                            -------    ------       ------     -------    -------   -------    -------   -------
    INVESTMENT OPERATIONS:
    Investment income--net...........         1.01       .95           .92        .89        .85       .24         .80       .77
    Net realized and unrealized gain (loss)
      on investments.................          .54       .46           .98       (.30)       .11       .44        (.29)      .10
                                            -------    ------       ------     -------    -------   -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS              1.55      1.41          1.90        .59        .96       .68         .51       .87
                                            -------    ------       ------     -------    -------   -------    -------   -------
    DISTRIBUTIONS:
    Dividends from investment income--net    (1.01)     (.95)        (.92)       (.89)      (.85)     (.24)       (.80)     (.77)
    Dividends from net realized gain
      on investments.................          --        --          (.13)       (.08)      (.24)       --        (.08)     (.24)
                                            -------    ------       ------     -------    -------   -------    -------   -------
      TOTAL DISTRIBUTIONS...........         (1.01)     (.95)       (1.05)       (.97)      (1.09)    (.24)       (.88)    (1.01)
                                            -------    ------       ------     -------    -------   -------    -------   -------
    Net asset value, end of year.....        $14.34    $14.80      $15.65      $15.27      $15.14    $15.64     $15.27    $15.13
                                             ======    =======     =======     ======        ======   ======     ======    ======
TOTAL INVESTMENT RETURN (2)........          11.61%     10.12%      13.25%       3.65%       6.65%    15.50%(3)   3.11%     6.01%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets    .20%       .53%        .69%        .81%        .92%     1.18%(3)   1.38%     1.44%
    Ratio of net investment income to
      average net assets...........           7.07%      6.47%       6.01%       5.56%       5.66%     4.85%(3)   4.88%     5.10%
    Decrease reflected in above expense
      ratios due to undertakings by
      the Manager....................           .79%      .42%        .25%       .11%         .01%      .14%(3)    .09%      .01%
    Portfolio Turnover Rate..........         27.31%    21.42%      14.99%     19.96%       48.30%    14.99%     19.96%    48.30%
    Net Assets, end of year
      (000's Omitted)................       $111,696  $145,159      $184,138  $187,405     $176,604   $3,581    $13,861   $16,471


(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the
Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Michigan Series (the "Series"). Dreyfus
Service Corporation, until August 24, 1994, acted as the distributor of the
Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of
The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI
Holdings, Inc., the parent company of which is Boston
Institutional Group,
Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (a) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the
Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service, are valued at the mean between the quoted bid prices
(as obtained by the Service from dealers in such securities) and asked prices
(as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type;
indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities
transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly.
Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (d) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 1, 1994 through June 30, 1994 to waive receipt of the management fee payable to it by the Series in excess of an annual rate of .50 of 1% (excluding certain expenses as described above) of the Series' average daily net assets and thereafter, had undertaken from July 1, 1994 through
July 7, 1994 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $18,112 for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $7,854 during the year ended April
30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $17,687 from contingent deferred sales charges imposed upon redemptions of the
Series' Class B shares.
    (b) On August 3, 1994, the Series' shareholders approved a revised
Distribution Plan with respect to Class B shares only (the
"Class B
Distribution Plan") pursuant to Rule 12b-1 under the Act.
Pursuant to the
Class B Distribution Plan, effective August 24, 1994, the Fund pays the
Distributor for distributing the Series' Class B shares at an annual rate of
 .50 of 1% of the value of the average daily net assets of Class
B.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class B
Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B
PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares.
Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service
Agent.
    During the year ended April 30 1995, $52,967 was charged to the Series pursuant to the Class B Distribution Plan and $23,763 was charged to the
Series pursuant to the prior Class B Distribution Plan.
    (c) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Serv ice Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23,
1994, $147,668 and $11,774 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $302,233 and $26,591 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services
Plan.
    (d) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or
Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $164,401,933 and $173,322,699, respectively, for the year ended
April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $6,460,876, consisting of $8,177,217 gross unrealized appreciation and
$1,716,341 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).





PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, MICHIGAN SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund,
Michigan Series (one of the Series constituting the Premier
State Municipal
Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Michigan Series at April 30,
1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              (Ernst & Young LLP Signature Logo)
New York, New York
June 6, 1995

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF INVESTMENTS                                                                                          APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-92.1%                                                                AMOUNT               VALUE
                                                                                                --------------    --------------
MINNESOTA-85.2%
Anoka County:
    Resources Recovery Revenue (Northern States Power Co.) 7.15%, 12/1/2008.                    $    1,150,000   $    1,226,521
    Solid Waste Disposal Revenue (United Power Association Project)
      6.95%, 12/1/2008 (Guaranteed; National Rural Utilities Cooperative
Finance Corp.)..............................................................                         3,825,000        4,012,922
Burnsville, MFHR Refunding (Coventry Court Apartments)
    7.50%, 9/1/2027 (Insured; FHA)..........................................                         2,250,000        2,360,362
Dakota County Housing and Redevelopment Authority, South-Saint Paul Revenue
    Refunding (Single Family-GNMA Program) 8.10%, 9/1/2012..................                           185,000          194,191
Duluth Economic Development Authority, Health Care Facilities Revenue
    (Benedictine Health-Saint Mary's Project)
    8.375%, 2/15/2020 (Prerefunded 2/15/2000) (a)...........................                         2,500,000        2,899,750
Eagan, MFHR Refunding (Forest Ridge Apartments) 7.50%, 9/1/2017 (Insured; FHA)                       1,000,000        1,054,880
Eden Prairie, MFHR Refunding:
    (Eden Investments Project) 7.40%, 8/1/2025 (Insured; FHA)...............                           500,000          523,870
    (Welsh Parkway Apartments) 8%, 7/1/2026 (Insured; FHA)..................                         2,895,000        3,098,316
Edina:
    Hospital Systems Revenue (Fairview Hospital) 7.125%, 7/1/2006...........                         1,000,000        1,054,990
    Housing Development Revenue Refunding (Edina Park Plaza Project)
      7.70%, 12/1/2028 (Insured; FHA).......................................                         2,500,000        2,624,450
Hubbard County, Solid Waste Disposal Revenue (Potlatch Corp. Project)
    7.375%, 8/1/2013........................................................                         1,000,000        1,059,820
Minneapolis:
    Home Ownership and Renovation Program 5.60%, 12/1/2014..................                         1,755,000        1,699,156
    Home Ownership Program 7.10%, 6/1/2021..................................                           755,000          780,693
    HR:
      (Lifespan Inc.-Abbot Hospital) 7%, 12/1/2014 (Prerefunded 12/1/1999) (a)                       1,500,000         1,653,345
      (Lifespan Inc.-Minneapolis Children's Medical Center Project):
          8.125%, 8/1/2017..................................................                         1,500,000        1,662,780
          7%, 12/1/2020.....................................................                         5,650,000        6,121,606
    MFHR Refunding (Churchill Apartments Project) 7.05%, 10/1/2022 (Insured; FHA)                    4,000,000        4,135,480
    MFMR (Seward Towers Project) 7.375%, 12/20/2030 (Collateralized; GNMA)..                         2,350,000        2,463,411
Minneapolis Community Development Agency, Ltd. Tax Support Development
Revenue:
    8.375%, 6/1/2007........................................................                         2,500,000        2,784,700
    8%, 12/1/2009...........................................................                           300,000          313,986
    7.75%, 12/1/2019........................................................                         2,890,000        3,109,929
    7.40%, 12/1/2021........................................................                         2,000,000        2,123,660
Minneapolis-Saint Paul Housing and Redevelopment Authority,
    Health Care Systems Revenue:
      8%, 8/15/2014 (Prerefunded 8/15/2000) (a).............................                         3,000,000        3,461,670
PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT              VALUE
                                                                                                --------------   --------------
MINNESOTA (CONTINUED)Minneapolis-Saint Paul Housing and Redevelopment Authority (continued):
    Health Care Systems Revenue (continued):
      (Group Health Plan Inc., Project) 6.75%, 12/1/2013....................                    $    2,750,000   $    2,816,000
      (Healthspan):
          5%, 11/15/2013 (Insured; AMBAC)...................................                         7,500,000         6,621,375
          4.75%, 11/15/2018 (Insured; AMBAC)................................                         4,000,000         3,308,000
Minneapolis-Saint Paul Housing Finance Board, SFMR:
    8.875%, 11/1/2018 (Collateralized; GNMA)................................                           145,000          153,952
    8.30%, 8/1/2021 (Collateralized; GNMA)..................................                           410,000          438,196
    7.30%, 8/1/2031 (Collateralized; GNMA)..................................                         6,475,000        6,759,058
Minneapolis-Saint Paul Metropolitan Apartments Community, 7.80%, 1/1/2014...                         3,000,000        3,319,980
Minnesota Agricultural and Economic Development Board,
    Minnesota Small Business Development Loan Revenue:
      9%, Series B, 8/1/2008................................................                            75,000           78,341
      9%, Series C, 8/1/2008................................................                           245,000          255,915
      8.125%, Lot 1, 8/1/2009...............................................                           765,000          795,164
      8.125%, Lot 2, 8/1/2009...............................................                           500,000          519,715
      8.125%, Lot 3, 8/1/2009...............................................                           815,000          847,135
      8.20%, 8/1/2009.......................................................                           655,000          688,680
      8.375%, 8/1/2010......................................................                         1,385,000        1,458,627
Minnesota Higher Education Facilities Authority,
    Mortgage Revenue (University of Saint Thomas)
    7.125%, 9/1/2014 (Prerefunded 9/1/2000) (a).............................                         2,095,000        2,317,342
Minnesota Housing Finance Agency:
    Rental Housing 6.10%, 8/1/2009..........................................                         2,585,000        2,595,262
    Single Family Mortgage:
      7.35%, 7/1/2016.......................................................                         1,930,000        2,031,093
      7.30%, 1/1/2017.......................................................                         1,140,000        1,198,619
      7.90%, 7/1/2019.......................................................                         1,745,000        1,849,299
      7.45%, 7/1/2022.......................................................                         2,830,000        2,990,065
      7.95%, 7/1/2022.......................................................                         1,830,000        1,935,975
      6.15%, 1/1/2026.......................................................                         1,730,000        1,658,586
      6.95%, 7/1/2026.......................................................                         3,000,000        3,104,700
      8%, 7/1/2029..........................................................                           115,000          119,612
Minnesota Public Facilities Authority, Water Pollution Control Revenue:
    7.10%, 3/1/2012.........................................................                         2,350,000        2,534,452
    6.95%, 3/1/2013.........................................................                         3,000,000        3,227,010
    6.50%, 3/1/2014.........................................................                         5,200,000        5,455,840
PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                --------------   --------------
MINNESOTA (CONTINUED)Northern Municipal Power Agency, Electric System Refunding Revenue
    7.25%, 1/1/2016.........................................................                    $    3,500,000   $    3,767,960
City of Red Wing, Health Care Facilities Refunding Revenue (River Region
Obligation Group)
    6.50%, 9/1/2022.........................................................                         3,445,000        3,284,222
Saint Cloud, Hospital Facilities Revenue (Saint Cloud Hospital)
    7%, 7/1/2020 (Insured; AMBAC)...........................................                         1,000,000        1,110,180
Saint Louis Park, Health Care Facilities Revenue (Health Systems Obligated
Group)
    5.20%, 7/1/2016 (Insured; AMBAC)........................................                         3,285,000        2,953,806
Saint Paul Housing and Redevelopment Authority:
    HR (Saint Paul Ramsey Medical Center Project) 5.50%, 5/15/2013 (Insured; AMBAC)                  2,000,000        1,882,200
    SFMR Refunding 6.90%, 12/1/2021.........................................                         2,940,000        3,019,527
Saint Paul Port Authority:
    First Lien Tax Increment Refunding (Energy Park Project) 5%, 2/1/2008
(Insured; AGIC).............................................................                         5,495,000        5,000,285
    IDR Refunding (Hampden Building Project) 9.25%, 6/1/2011................                         1,065,000        1,095,661
Sartell, PCR Refunding (Champion International Corp. Project) 6.95%, 10/1/2012                       5,000,000        5,187,500
Seaway Port Authority of Duluth,
    Industrial Development Dock and Wharf Revenues Refunding (Cargill Inc.
Project)
    6.80%, 5/1/2012.........................................................                         3,000,000        3,190,860
Southern Minnesota Municipal Power Agency, Power Supply System Revenue
    5%, 1/1/2013............................................................                         2,000,000        1,757,960
U.S. RELATED-6.9%
Commonwealth of Puerto Rico,  5.875%, 7/1/2018 (Insured; AMBAC).............                         4,000,000        3,952,280
Puerto Rico Highway and Transportation Authority, Highway Revenue 5.55%, 7/1/2010                    6,900,000        6,449,844
Puerto Rico Industrial Tourist and Environmental Educational Medical Control
Facilities
    Financing Authority, HR 6.25%, 7/1/2024 (Insured; MBIA).................                         1,000,000        1,024,880
                                                                                                                  -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $147,216,373).....................................................                                       $153,175,646
                                                                                                              =================
SHORT-TERM MUNICIPAL INVESTMENTS-7.9%
MINNESOTA-5.0%
Cloquet, PCR, VRDN (Potlatch Corp. Project) 4.70% (LOC; Credit Suisse) (b,c)                    $    5,900,000   $    5,900,000
Golden Valley, IDR Refunding, VRDN (Graco Inc. Project) 4.95% (LOC; Fuji Bank)(b,c)                  2,380,000        2,380,000
U.S. RELATED-2.9%
Puerto Rico Electric Power Authority, Revenue, VRDN 3.89% (c)...............                         4,850,000        4,850,000
                                                                                                                  -------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $13,130,000)......................................................                                      $  13,130,000
                                                                                                              =================
TOTAL INVESTMENTS-100.0%
    (cost $160,346,373).....................................................                                       $166,305,646
                                                                                                                ===============

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES

SUMMARY OF ABBREVIATIONS
AGIC          Asset Guaranty Insurance Company                   MBIA    Municipal Bond Investors Assurance
AMBAC         American Municipal Bond Assurance Corporation                  Insurance Corporation
FHA           Federal Housing Administration                     MFHR    Multi Family Housing Revenue
GNMA          Government National Mortgage Association           MFMR    Multi-Family Mortgage Revenue
HR            Hospital Revenue                                   PCR      Pollution Control Revenue
IDR           Industrial Development Revenue                     SFMR    Single Family Mortgage Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)              OR          MOODY'S             OR         STANDARD & POOR'S         PERCENTAGE OF VALUE
---------                          ---------                      --------------------    -----------------------
AAA                                Aaa                            AAA                               45.1%
AA                                 Aa                             AA                                23.7
A                                  A                              A                                 14.8
BBB                                Baa                            BBB                               10.1
F1                                 MIG1                           SP1                                1.4
Not Rated(e)                       Not Rated(e)                   Not Rated(e)                       4.9
                                                                                                   --------
                                                                                                   100.0%
                                                                                                   ========


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in
         which the Fund may invest.
    (f)  At April 30, 1995, the Series had $44,308,903 (26.3% of
         net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                            APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $160,346,373)-see statement.....................................                                         $166,305,646
    Interest receivable.....................................................                                            3,160,573
    Receivable for shares of Beneficial Interest subscribed.................                                               89,155
    Prepaid expenses........................................................                                                5,013
                                                                                                                  ===============
                                                                                                                      169,560,387
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                      $  76,950
    Due to Distributor......................................................                         44,470
    Due to Custodian........................................................                        153,042
    Payable for shares of Beneficial Interest redeemed......................                        594,335
    Accrued expenses........................................................                         30,343               899,140
                                                                                                  ----------         ------------
NET ASSETS  ................................................................                                         $168,661,247
                                                                                                                   ==============

REPRESENTED BY:
    Paid-in capital.........................................................                                         $164,236,597
    Accumulated net realized (loss) on investments..........................                                          (1,534,623)
    Accumulated net unrealized appreciation on investments-Note 3...........                                            5,959,273
                                                                                                                    -------------
NET ASSETS at value.........................................................                                         $168,661,247
                                                                                                                   ==============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                            9,760,988
                                                                                                                   ==============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                            1,555,569
                                                                                                                   ==============
NET ASSET VALUE per share:
    Class A Shares
      ($145,444,496 / 9,760,988 shares).....................................                                               $14.90
                                                                                                                          =======
    Class B Shares
      ($23,216,751 / 1,555,569 shares)......................................                                               $14.92
                                                                                                                          =======

See notes to financial statements.
PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF OPERATIONS                                                                                 YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                          $11,286,344
    EXPENSES:
      Management fee-Note 2(a)..............................................                  $     943,548
      Shareholder servicing costs-Note 2(c).................................                        544,144
      Distribution fees (Class B shares)-Note 2(b)..........................                        109,771
      Professional fees.....................................................                         22,297
      Custodian fees........................................................                         19,410
      Prospectus and shareholders' reports..................................                         15,136
      Trustees' fees and expenses-Note 2(d).................................                          1,555
      Registration fees.....................................................                            707
      Miscellaneous.........................................................                         25,877
                                                                                               ------------
                                                                                                  1,682,445
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                         15,888
                                                                                               ------------
            TOTAL EXPENSES..................................................                                            1,666,557
                                                                                                                     ------------
            INVESTMENT INCOME-NET...........................................                                            9,619,787
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                   $ (1,533,666)
    Net unrealized appreciation on investments..............................                      3,390,900
                                                                                               ------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                            1,857,234
                                                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $11,477,021
                                                                                                                     ============



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                       YEAR ENDED APRIL 30,
                                                                                                   1994             1995
                                                                                             --------------    --------------
OPERATIONS:
    Investment income-net...................................................                 $    9,612,891        $    9,619,787
    Net realized gain (loss) on investments.................................                        328,294           (1,533,666)
    Net unrealized appreciation (depreciation) on investments for the year..                     (7,418,754)            3,390,900
                                                                                             --------------        --------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                      2,522,431            11,477,021
                                                                                             --------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................                     (8,924,857)          (8,494,472)
      Class B shares........................................................                       (688,034)          (1,125,315)
    Net realized gain on investments:
      Class A shares........................................................                       (612,621)             (40,522)
      Class B shares........................................................                        (63,215)              (6,066)
                                                                                             --------------        --------------
          TOTAL DIVIDENDS...................................................                    (10,288,727)          (9,666,375)
                                                                                             --------------        --------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                     21,498,686             5,767,528
      Class B shares........................................................                     17,944,220             3,173,322
    Dividends reinvested:
      Class A shares........................................................                      6,412,443             5,693,880
      Class B shares........................................................                        538,255               758,030
    Cost of shares redeemed:
      Class A shares........................................................                    (14,422,611)         (23,226,166)
      Class B shares........................................................                       (941,707)          (1,976,764)
                                                                                             --------------        --------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                31,029,286           (9,810,170)
                                                                                             --------------        --------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                     23,262,990           (7,999,524)
NET ASSETS:
    Beginning of year.......................................................                    153,397,781           176,660,771
                                                                                             --------------        --------------
    End of year.............................................................                   $176,660,771          $168,661,247
                                                                                             ==============        ==============

                                                                                        SHARES
                                                       -------------------------------------------------------------------------
                                                                      CLASS A                                CLASS B
                                                       --------------------------------          --------------------------------

                                                               YEAR ENDED APRIL 30,                    YEAR ENDED APRIL 30,
                                                       --------------------------------          --------------------------------

                                                                   1994             1995              1994            1995
                                                              --------------   -------------  --------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                      1,381,812        395,165           1,148,723         215,707
    Shares issued for dividends reinvested.                        413,858        389,703              34,815          51,805
    Shares redeemed........................                       (937,234)    (1,600,971)            (61,204)      (136,616)
                                                              --------------   -------------   --------------  --------------
          NET INCREASE (DECREASE)
            IN SHARES OUTSTANDING..........                        858,436       (816,103)          1,122,334         130,896
                                                             ==============   =============     ==============   =============



See notes to financial statements.
PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                     CLASS A SHARES                     CLASS B SHARES
                                               ----------------------------------------------     ---------------------------
                                                                YEAR ENDED APRIL 30,                  YEAR ENDED APRIL 30,
                                               ----------------------------------------------     ---------------------------
PER SHARE DATA:                                   1991     1992     1993      1994      1995      1993(1)      1994      1995
                                                 -------  -------  -------  -------   -------     -------    -------  -------
    Net asset value, beginning of year          $13.74   $14.28   $14.63    $15.31    $14.72       $14.86    $15.32    $14.74
                                                -------  -------  -------   -------  -------      -------    -------  -------
    INVESTMENT OPERATIONS:
    Investment income--net...........             1.02      .96      .92       .87       .83          .24       .78       .75
    Net realized and unrealized gain (loss)
      on investments.................              .56      .36      .77      (.53)      .18          .46      (.52)      .18
                                                -------  -------  -------   -------  -------      -------    -------  -------
      TOTAL FROM INVESTMENT OPERATIONS            1.58     1.32     1.69       .34      1.01          .70       .26       .93
                                                -------  -------  -------   -------  -------      -------    -------  -------
    DISTRIBUTIONS:
    Dividends from investment income--net        (1.02)    (.96)    (.92)     (.87)     (.83)        (.24)     (.78)    (.75)
    Dividends from net realized gain
      on investments.................             (.02)    (.01)    (.09)     (.06)    --              --      (.06)       --
                                                -------  -------  -------   -------  -------      -------    -------  -------
      TOTAL DISTRIBUTIONS............            (1.04)    (.97)   (1.01)     (.93)     (.83)        (.24)     (.84)    (.75)
                                                -------  -------  -------   -------  -------      -------    -------  -------
    Net asset value, end of year.....           $14.28   $14.63   $15.31    $14.72    $14.90       $15.32    $14.74    $14.92
                                                ======  =======  =======   =======   =======      =======  ========   =======
TOTAL INVESTMENT RETURN (2)..........            11.89%    9.45%   11.96%     2.08%     7.14%       16.32%(3)  1.55%    6.57%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets        .20%     .53%     .69%      .80%      .90%        1.16%(3)  1.38%    1.44%
    Ratio of net investment income to
      average net assets.............             7.19%    6.53%    6.13%     5.61%     5.68%        4.83%(3)  4.91%    5.13%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager           .79%     .41%      24%      .11%      .01%         .14%(3)   .09%     .01%
    Portfolio Turnover Rate..........            14.04%   12.32%   23.42%    12.21%    51.95%       23.42%    12.21%   51.95%
    Net Assets, end of year (000's Omitted)     $85,066  $122,782 $148,765  $155,657   $145,444     $4,633   $21,004   $23,217


(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.

See notes to financial statements.
PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Minnesota Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiar y of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in
turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are
applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (a) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securitie
s
transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state.
Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the
Series
to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (d) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicabl e provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,306,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1,
1994 through April 30, 1995 which are treated, for Federal
income
tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with
the
Manager, the management fee is computed at the annual rate of
 .55
of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 1, 1994 through June 30, 1994 to waive receipt of the management fee payable to it by the Series in excess of an annual rate of .50 of 1% (excluding certain expenses as described above) of the Series' average daily net assets and thereafter, had undertaken from July 1, 1994 through July 7, 1994 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $15,888 for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $2,908 during the year ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $8,131 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.
PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
NOTES TO FINANCIAL STATEMENTS (Continued)
    (b) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class
B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $75,643 was charged to the Series pursuant to the Class B Distribution Plan and $34,128 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (c) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23, 1994, $122,540 and $17,064 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through April 30, 1995, $251,460 and $37,821 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (d) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $139,604,184 and $144,792,223, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $5,959,273, consisting of $7,287,608 gross unrealized appreciation and $1,328,335 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, MINNESOTA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Minnesota Series (one of the Series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Minnesota Series at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                           [Ernst & Young LLP signature logo]
New York, New York
June 6, 1995

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF INVESTMENTS

                                                                                                      APRIL 30, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.4%                                                               AMOUNT          VALUE
                                                                                                 ------------   ------------
NORTH CAROLINA-73.2%
Asheville, COP, Refunding 6.50%, 2/1/2008...................................                    $     500,000    $   527,575
Board of Governors of the University of North Carolina, Revenue
    (University of North Carolina Hospital - Chapel Hill) 6%, 2/15/2024.....                        3,000,000      2,823,990
Buncombe County Metropolitan Sewage District, Sewage System Revenue:
    6.75%, 7/1/2022 (Prerefunded; 7/1/2002) (a).............................                          500,000        556,610
    Refunding 5.50%, 7/1/2022 (Insured; FGIC)...............................                        1,125,000      1,047,105
Charlotte, COP (Convention Facility Project):
    6.75%, 12/1/2021  (Prerefunded; 12/1/2001) (Insured; AMBAC) (a).........                        1,000,000      1,111,620
    Refunding 5.25%, 12/1/2020 (Insured; AMBAC).............................                        4,000,000      3,581,120
Charlotte-Mecklenberg Hospital Authority, Health Care System Revenue:
    5.75%, 1/1/2012.........................................................                        1,285,000      1,256,602
    6.25%, 1/1/2020.........................................................                          500,000        503,935
Cleveland County, Sanitary District, Water 6.75%, 3/1/2015 (Insured; FGIC)..                          290,000        308,351
Coastal Regional Solid Waste Management Authority, Solid Waste Disposal
    System Revenue 6.50%, 6/1/2008..........................................                        1,000,000      1,046,690
Craven County Industrial Facilities and Pollution Control Financing
Authority, PCR
    Refunding (Weyerhaeuser Co. Project) 6.35%, 1/1/2010....................                        2,000,000      2,022,800
Dare County, COP 6.60%, 5/1/2006 (Insured; MBIA)............................                          400,000        431,256
Durham County, COP (Jail Facilities and Computer Equipment Project)
    6.625%, 5/1/2014........................................................                          850,000        876,580
Fayetteville Public Works Commission, Revenue, Refunding
    6.50%, 3/1/2014  (Prerefunded; 3/1/2000) (Insured; FGIC) (a)............                          350,000        378,595
Forsyth County, COP (1991 Allied Health Technologies Building Project)
    6.50%, 6/1/2012.........................................................                          300,000        312,798
Greensboro, COP (1991 Greensboro Coliseum Arena Expansion Project)
    6.25%, 12/1/2011........................................................                          500,000        515,705
Haywood County, Industrial Facilities and PCR, Refunding
    (Champion International Corp. Project) 6.85%, 5/1/2014..................                          500,000        512,025
Martin County Industrial Facilities and Pollution Control Financing
Authority, Revenue
    (Solid Waste Disposal - Weyerhaeuser Project):
      7.25%, 9/1/2014.......................................................                          400,000        420,424
      6.80%, 5/1/2024.......................................................                        2,000,000      2,059,300
New Hanover County Industrial Facilities and Pollution Control Financing
Authority,
    Solid Waste Disposal Revenue (Occidental Petroleum) 6.50%, 8/1/2014.....                        1,000,000        984,770
North Carolina Eastern Municipal Power Agency, Power System Revenue
    5.75%,12/1/2016........................................................                         1,865,000      1,666,098
North Carolina Eastern Municipal Power Agency, Power System Revenue
(continued):

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                          APRIL 30, 1995
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT          VALUE
                                                                                                -------------  -------------
NORTH CAROLINA (CONTINUED)

    Refunding:
      5.875%, 1/1/2013......................................................                     $  5,000,000   $  4,604,950
      6%, 1/1/2013..........................................................                        2,500,000      2,349,525
      6.50%, 1/1/2017.......................................................                        1,000,000        985,040
North Carolina Educational Facilities Finance Agency, Revenue
    (Duke University Project) 6.75%, 10/1/2021..............................                          500,000        521,800
North Carolina Housing Finance Agency:
    Multi-Family Revenue, Refunding 6.90%, 7/1/2024 (Insured: FHA)..........                          485,000        496,839
Single Family Revenue:
      7.05%, 9/1/2020.......................................................                        1,465,000      1,513,389
      6.10%, 9/1/2025 (Insured; FHA)........................................                        4,000,000      4,081,640
      6.70%, 9/1/2026.......................................................                        2,250,000      2,272,162
North Carolina Medical Care Commission, HR:
    (Annie Penn Memorial Hospital Project) 7.50%, 8/15/2021.................                         4,500,000     4,565,655
    (Duke University Hospital Project) 7%, 6/1/2021 (Prerefunded; 6/1/2001) (a)                      3,000,000     3,349,260
    (Presbyterian Hospital Project) 7.375%, 10/1/2020 (Prerefunded; 10/1/2000) (a)                     250,000       282,100
    Refunding:
      (Carolina Medicorp Project) 5.50%, 5/1/2015...........................                           500,000       465,595
      (Mercy Hospital Project) 6.50%, 8/1/2015..............................                         1,000,000       996,520
      (North Carolina Baptist Hospital Project) 6%, 6/1/2022................                         1,000,000       981,560
      (Southeastern General Hospital Project) Zero Coupon, 6/1/2006 (Insured; FSA)                   1,000,000       541,940
North Carolina Municipal Power Agency, Number 1 Catawba Electric Revenue:
    7%, 1/1/1996............................................................                           200,000       205,372
    5%, 1/1/2015............................................................                         1,000,000       834,690
    5.75%, 1/1/2015.........................................................                         6,250,000     5,733,000
    5.75%, 1/1/2020 (Insured; MBIA).........................................                         2,000,000     1,903,760
Pitt County, Revenue (Pitt County Memorial Hospital) 6.90%, 12/1/2021.......                           540,000       566,676
Surry County Northern Hospital District, Health Care Facilities Revenue,
Refunding
    7.875%, 10/1/2021.......................................................                        1,000,000      1,032,450
Wake County, Hospital System Revenue, Refunding:
    Zero Coupon, 10/1/2010 (Insured; MBIA)..................................                        2,200,000        885,192
    5.125%, 10/1/2026 (Insured; MBIA).......................................                        3,250,000      2,821,130
Wake County Industrial Facilities and Pollution Control
Financing Authority,
Revenue
    (Carolina Power and Light) 6.90%, 4/1/2009..............................                        2,000,000      2,088,980
U.S. RELATED-26.2%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                        2,000,000      2,025,280
Guam Government 5.40%, 11/15/2018...........................................                        2,000,000      1,698,240
Commonwealth of Puerto Rico:

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)



                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT          VALUE
                                                                                                -------------  -------------
U.S. RELATED (CONTINUED)

    Public Improvement:
      7.70%, 7/1/2020 (Prerefunded; 7/1/2000) (a)...........................                      $  1,000,000  $  1,143,080
      6.80%, 7/1/2021 (Prerefunded; 7/1/2002) (a)...........................                           600,000       667,626
    Refunding 5.50%, 7/1/2013...............................................                         2,000,000     1,852,540
Puerto Rico Highway Authority, Revenue, Refunding
    8%, 7/1/2003 (Prerefunded; 7/1/1998) (a)................................                         2,000,000     2,229,380
Puerto Rico Highway and Transportation Authority, Highway Revenue
    6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a).............................                         3,600,000     3,968,280
Puerto Rico Port Authority, Special Facilities Revenue
    (American Airlines, Inc. Project) 6.30%, 6/1/2023.......................                         1,500,000     1,418,970
Puerto Rico Public Buildings Authority, Guaranteed Public Education and
Health
    Facilities, Refunding:
      6%, 7/1/2012..........................................................                           850,000       832,974
      5.75%, 7/1/2015.......................................................                         7,000,000     6,616,330
Virgin Islands Public Finance Authority, Revenue, Refunding,
    Matching Fund Loan Notes 7.25%, 10/1/2018...............................                         1,500,000     1,550,505
                                                                                                               -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $92,201,710)......................................................                                     $91,026,379
                                                                                                               =============
SHORT-TERM MUNICIPAL INVESTMENT-.6%
NORTH CAROLINA;
North Carolina Educational Facilities Finance Agency , Revenue, VRDN
    (Bowman Grey School Medical Project) 4.60% (LOC; Wachovia Bank) (b,c)
    (cost $500,000).........................................................                     $     500,000   $   500,000
                                                                                                               =============
TOTAL INVESTMENTS-100.0%
    (cost $92,701,710)......................................................                                     $91,526,379
                                                                                                               =============


PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      FHA     Federal Housing Administration
LOC           Letter of Credit                                   PCR     Pollution Control Revenue
COP           Certificate of Participation                       FSA     Financial Security Assurance
MBIA          Municipal Bond Investors Assurance                 VRDN    Variable Rate Demand Notes
                Insurance Corporation                            HR      Hospital Revenue
FGIC          Financial Guaranty Insurance Company

SUMMARY OF COMBINED RATINGS (UNAUDITED)

FITCH (D)              OR          MOODY'S             OR       STANDARD & POOR'S         PERCENTAGE OF VALUE
--------                           --------                     ------------------        -------------------
AAA                                Aaa                          AAA                               27.8%
AA                                 Aa                           AA                                18.8
A                                  A                            A                                 37.8
BBB                                Baa                          BBB                               13.4
F1                                 MIG1                         SP1                                 .5
Not Rated (e)                      Not Rated (e)                Not Rated (e)                      1.7
                                                                                                 -------
                                                                                                 100.0%
                                                                                                 =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to
     pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's or Standard and Poor's, have been determined by the Manager to be
    of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF ASSETS AND LIABILITIES


                                                                                                APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $92,701,710)-see statement......................................                                       $91,526,379
    Interest receivable.....................................................                                         1,687,856
    Receivable for shares of Beneficial Interest subscribed.................                                            54,021
    Prepaid expenses........................................................                                             7,108
                                                                                                                   -----------
                                                                                                                    93,275,364
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $  22,973
    Due to Distributor......................................................                          36,898
    Due to Custodian........................................................                         589,674
    Payable for shares of Beneficial Interest redeemed......................                          63,957
    Accrued expenses........................................................                          47,104           760,606
                                                                                                  ----------       -----------
NET ASSETS .................................................................                                       $92,514,758
                                                                                                                   ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                       $96,294,013
    Accumulated net realized (loss) on investments..........................                                        (2,603,924)
    Accumulated net unrealized (depreciation) on investments-Note 3(b)......                                        (1,175,331)
                                                                                                                   -----------
NET ASSETS at value.........................................................                                       $92,514,758
                                                                                                                   ===========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         3,945,385
                                                                                                                   ===========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         3,327,642
                                                                                                                   ===========
NET ASSET VALUE per share:
    Class A Shares
      ($50,204,678 / 3,945,385 shares)......................................                                            $12.72
                                                                                                                        ======
    Class B Shares
      ($42,310,080 / 3,327,642 shares)......................................                                            $12.71
                                                                                                                        ======

See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF OPERATIONS

                                                                                                     YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $ 6,103,845
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $    535,236
      Shareholder servicing costs-Note 2(c).................................                         319,198
      Distribution fees (Class B shares)-Note 2(b)..........................                         199,899
      Custodian fees........................................................                          14,145
      Professional fees.....................................................                          13,948
      Prospectus and shareholders' reports..................................                          12,560
      Registration fees.....................................................                             961
      Trustees' fees and expenses-Note 2(d).................................                             826
      Miscellaneous.........................................................                          45,664
                                                                                                 -----------
                                                                                                   1,142,437
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                         297,996
                                                                                                 -----------
            TOTAL EXPENSES..................................................                                           844,441
                                                                                                                   -----------
            INVESTMENT INCOME-NET...........................................                                         5,259,404
                                                                                                                   -----------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments (including options transactions)-Note 3(a)                 $(2,391,318)
    Net realized gain on financial futures-Note 3(a)........................                           48,742
                                                                                                  -----------
      NET REALIZED (LOSS)...................................................                                        (2,342,576)
    Net unrealized appreciation on investments..............................                                         2,019,925
                                                                                                                   -----------
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                          (322,651)
                                                                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 4,936,753
                                                                                                                   ===========

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
STATEMENT OF CHANGES IN NET ASSETS


                                                                                            YEAR ENDED APRIL 30,

                                                                                      --------------------------------
                                                                                           1994             1995
                                                                                      --------------    --------------
OPERATIONS:
    Investment income-net...................................................          $    5,023,340    $    5,259,404
    Net realized (loss) on investments......................................                (259,519)       (2,342,576)
    Net unrealized appreciation (depreciation) on investments for the year..              (6,321,383)        2,019,925
                                                                                      --------------    --------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...              (1,557,562)        4,936,753
                                                                                      --------------    --------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................              (3,507,400)       (3,229,769)
      Class B shares........................................................              (1,515,940)       (2,029,635)
                                                                                      --------------    --------------
          TOTAL DIVIDENDS...................................................              (5,023,340)       (5,259,404)
                                                                                      --------------    --------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................              23,248,700         3,792,421
      Class B shares........................................................              28,953,805         5,258,725
    Dividends reinvested:
      Class A shares........................................................               1,920,032         1,700,541
      Class B shares........................................................                 941,663         1,251,870
    Cost of shares redeemed:
      Class A shares........................................................              (9,403,883)      (23,036,441)
      Class B shares........................................................              (1,465,324)       (3,172,359)
                                                                                      --------------    --------------
          INCREASE (DECREASE) IN NET ASSETS FROM
            BENEFICIAL INTEREST TRANSACTIONS................................              44,194,993       (14,205,243)
                                                                                      --------------    --------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................              37,614,091       (14,527,894)

NET ASSETS:
    Beginning of year.......................................................              69,428,561       107,042,652
                                                                                      --------------    --------------
    End of year.............................................................            $107,042,652     $  92,514,758
                                                                                      ==============    ==============



                                                                                  SHARES
                                                   ---------------------------------------------------------------------
                                                                 CLASS A                         CLASS B
                                                   ---------------------------------   --------------------------------
                                                          YEAR ENDED APRIL 30,               YEAR ENDED APRIL 30,
                                                   ---------------------------------   --------------------------------
                                                        1994             1995              1994             1995
                                                   --------------    --------------    --------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................             1,697,042           302,337         2,120,383           420,696
    Shares issued for dividends reinvested.               141,385           135,607            69,404           100,207
    Shares redeemed........................              (691,793)       (1,840,173)         (108,062)         (256,909)
                                                  ---------------    --------------    --------------    --------------
          NET INCREASE (DECREASE)
            IN SHARES OUTSTANDING..........             1,146,634        (1,402,229)        2,081,725           263,994
                                                  ===============    ==============    ==============    ==============


See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.


                                                               CLASS A SHARES                   CLASS B SHARES
                                                   ------------------------------------   --------------------------
                                                             YEAR ENDED APRIL 30,             YEAR ENDED APRIL 30,
                                                   ------------------------------------   --------------------------
PER SHARE DATA:                                     1992(1)     1993      1994      1995     1993(2)    1994      1995
                                                    ------     ------    ------    ------    ------    ------    ------
    Net asset value, beginning of year........      $12.00     $12.39    $13.40    $12.73    $12.90    $13.39    $12.72
                                                    ------     ------    ------    ------    ------    ------    ------
    INVESTMENT OPERATIONS:
    Investment income-net.....................         .62       .78       .74       .70       .20       .66       .64
    Net realized and unrealized gain (loss)
      on investments..........................         .39      1.02      (.67)     (.01)      .49      (.67)     (.01)
                                                    ------     ------    ------    ------    ------    ------    ------
      TOTAL FROM INVESTMENT OPERATIONS........        1.01      1.80       .07       .69       .69      (.01)      .63
                                                    ------     ------    ------    ------    ------    ------    ------
    DISTRIBUTIONS:
    Dividends from investment income-net......       (.62)      (.78)     (.74)     (.70)     (.20)     (.66)     (.64)
    Dividends from net realized gain on investments    -        (.01)     -         -         -         -         -
                                                    ------     ------    ------    ------    ------    ------    ------
      TOTAL DISTRIBUTIONS.....................       (.62)      (.79)     (.74)     (.70)     (.20)     (.66)     (.64)
                                                    ------     ------    ------    ------    ------    ------    ------
    Net asset value, end of year..............      $12.39     $13.40    $12.73    $12.72    $13.39    $12.72    $12.71
                                                    ======     ======    ======    ======    ======    ======    ======
TOTAL INVESTMENT RETURN (3)...................       11.36%(4)  14.97%      .29%     5.70%    18.53%(4)  (.27%)    5.12%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...         -          .29%      .44%      .65%      .79%(4)  1.00%     1.18%
    Ratio of net investment income to
      average net assets......................        6.35%(4)   5.94%     5.38%     5.63%     4.47%(4)  4.78%     5.08%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager......        1.14%(4)   .76%      .50%       .31%      .56%(4)   .48%      .30%
    Portfolio Turnover Rate...................       15.01%(5)  5.76%    11.62%     12.02%     5.76%    11.62%    12.02%
    Net Assets, end of year (000's Omitted)...       $26,387   $56,284  $68,074    $50,205   $13,145   $38,968   $42,310

(1)    From August 1, 1991 (commencement of operations) to April 30, 1992.
(2)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the North Carolina Series (the "Series").
Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager").
Effective August 24, 1994, the Manager became a direct subsidiar y of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly-owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investmen ts for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issued discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicabl e provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,533,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $225,000 of the carryover expires in fiscal 2002 and $1,308,000 of the carryover expires in fiscal 2003.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of
 .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 1, 1994 through
June 30, 1994 to waive receipt of the management fee payable to it by the Series in excess of an annual rate of .20 of 1% (excludin g certain expenses as described above) of the Series' average daily net assets and thereafter, had undertaken through April 30, 1995 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $297,996 for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $5,095 during the year ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $13,979 during the year ended April 30, 1995 from contingent deferred sales charges imposed upon redemptions of the
Series' Class B shares.
    (B) On August 3, 1994, Series shareholders approved a revised Distribution Plan with respect to Class B shares only (the
"Class B Distribution Plan") pursuant to Rule 12b-1 under the
Act.
Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pays Dreyfus
Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agents.
    During the year ended April 30, 1995, $136,431 was charged to the Series pursuant to the Class B Distribution Plan and $63,468 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Service Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The service provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service
Agents. From May 1, 1994 through August 23, 1994, $52,956 and $31,456 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through April 30, 1995, $90,383 and $68,494 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding options transactions, amounted to
$20,683,385 and $31,587,918, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    In addition, the following table summarizes the Series' call/put options written transactions for the year ended April 30,
1995:



                                                                                                OPTIONS TERMINATED
                                                                                             --------------------------


                                                                                                                  NET
                                                               NUMBER OF      PREMIUMS                        REALIZED
                                                               CONTRACTS      RECEIVED          COST            GAIN
                                                              -----------   -----------      -----------    -----------
    OPTIONS WRITTEN:
    Contracts outstanding April 30, 1994........                  -                -
    Contracts written...........................                 250        $   172,627
                                                              -----------    -----------
                                                                 250            172,627
    Contracts Terminated;
      Expired...................................                 250            172,627          -            $172,627
                                                              -----------    -----------      -----------    -----------
      Total contracts terminated................                 250        $   172,627                        $172,627
                                                              -----------    -----------      -----------    -----------
    Contracts outstanding April 30, 1995........                  -                -
                                                              ===========    ===========

  As a writer of call options, the Series receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Series would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Series would realize a loss, if the price of the financial instrument increases between those dates. At April 30, 1995, there were no call options written outstanding.
    As a writer of put options, the Series receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Series would incur again, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Series would realize a loss, if the price of the financial instrument declines between those dates. At April 30, 1995, there were no put options written outstanding.
    The Series engages in trading financial futures contracts. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1995, there were no financial futures contracts outstanding.
    (B) At April 30, 1995, accumulated net unrealized depreciation on investments was $1,175,331, consisting of $1,842,605 gross unrealized appreciation and $3,017,936 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).




PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, NORTH CAROLINA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, North Carolina Series (one of the Series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, North Carolina Series at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              (Ernst & Young LLP Signature Logo)
New York, New York
June 6, 1995


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS                                                                             APRIL 30, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS--98.7%                                                              AMOUNT         VALUE
                                                                                                  _________    ___________
OHIO--90.2%
Akron, Waterworks System Mortgage Improvement Revenue 6%, 3/1/2014 (Insured; FGIC)              $    1,000,000    $   999,900
Akron Bath Copley Joint Township Hospital District, Revenue
    (Summa Health Systems) 5.75% 11/15/2008.................................                         5,000,000      4,903,150
Akron-Wilbeth Housing Development Corp., First Mortgage Revenue
    7.90%, 8/1/2003 (Insured; FHA)..........................................                         1,805,000      2,137,932
Allen County, Industrial First Mortgage Revenue, Refunding
    6.75%, 11/15/2008 (Guaranteed; K-Mart Corp.)............................                         1,280,000      1,268,749
City of Barberton, Hospital Facilities Revenue
    (The Barberton Citizens Hospital Co. Project) 7.25%, 1/1/2012...........                         2,400,000      2,520,840
Butler County, Hospital Facilities Revenue, Refunding and Improvement
    (Fort Hamilton Hughes Hospital) 7.25%, 1/1/2001.........................                         4,000,000      4,037,360
City of Cambridge, HR Refunding (Guernsey Memorial Hospital Project)
    8%, 12/1/2006...........................................................                         2,000,000      2,124,640
Canton 7.875%, 12/1/2008 (Prerefunded 12/1/1998) (a)........................                         1,000,000      1,125,220
Clermont County, Hospital Facilities Revenue, Refunding (Mercy Health
Systems):
    6%, 9/1/2019 (Insured; AMBAC)...........................................                         2,000,000      1,962,180
    7.50%, 9/1/2019 (Prerefunded 9/1/1999) (Insured; AMBAC) (a).............                           820,000        916,366
    7.50%, 9/1/2019 (Prerefunded 9/1/2001) (Insured; AMBAC) (a).............                           180,000        203,764
City of Cleveland:
    Airport System Improvement Revenue 6%, 1/1/2024 (Insured; FGIC).........                         7,000,000      6,758,150
    COP (Motor Vehicle, Motorized and Communication Equipment) 7.10%, 7/1/2002                       2,000,000      2,087,940
    Parking Facility Improvement Revenue 8%, 9/15/2012......................                         5,000,000      5,216,900
    School District 8%, 12/1/2001...........................................                         1,675,000      1,951,040
    Waterworks First Mortgage Revenue 6.25%, 1/1/2015 (Insured; AMBAC)......                         1,000,000      1,016,610
Cuyahoga County:
    Health Care Facilities Revenue (Judson Retirement Community) 8.875%, 11/15/2019                  3,500,000      3,789,870
    HR:
      (Fairview General Hospital) 7.375%, 8/1/2019 (Prerefunded 8/1/1999) (a)                        4,000,000      4,444,280
      (Meridia Health Systems) 7%, 8/15/2023................................                         1,750,000      1,801,800
      Refunding:
          (Deaconess Hospital) 7.45%, 10/1/2018 (Prerefunded 10/1/2000) (a).                         5,000,000      5,697,950
          (Meridia Health Systems) 7.25%, 8/15/2019.........................                         4,715,000      4,947,921
    Jail Facilities 7%, 10/1/2013 (Prerefunded 10/1/2001) (a)...............                         6,125,000      6,876,354
      Refunding:
          (Cleveland Clinic Foundation) 8%, 12/1/2015.......................                         1,000,000      1,073,320
          (Mount Sinai Medical Center) 8.125%, 11/15/2014...................                         1,000,000      1,083,450
Eaton, IDR Refunding (Baxter International Inc. Project) 6.50%, 12/1/2012...                         1,500,000      1,489,020


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                    _______          _______
OHIO (CONTINUED)
Euclid City School District 7.10%, 12/1/2011................................                    $    1,000,000  $   1,076,030
Village of Evendale, IDR Refunding (Ashland Oil Inc. Project) 6.90%, 11/1/2010                       2,000,000      2,059,360
Fairfield City School District, School Improvement Unlimited Tax:
    7.20%, 12/1/2011 (Insured; FGIC)........................................                         1,000,000      1,132,790
    7.20%, 12/1/2012 (Insured; FGIC)........................................                         1,250,000      1,415,987
Fairlawn, Health Care Facilities Revenue (Village at Saint Edward Project)
    8.75%, 10/1/2019........................................................                         2,420,000      2,591,360
Franklin County:
    Hospital Improvement Revenue (The Children's Hospital Project) 6.60%, 11/1/2011                  1,500,000      1,538,190
    HR:
      (Holy Cross Health Systems Corp.-Mount Carmel Health) 6.75%, 6/1/2019                          2,500,000      2,530,225
      Refunding Improvement:
          (The Children's Hospital Project) 6.60%, 5/1/2013.................                         4,000,000      4,079,080
          (Riverside United Hospital) 7.60%, 5/15/2020 (Prerefunded 5/15/2000) (a)                   5,300,000      5,992,922
          (Worthington Christian Village Congregate Care Project):
            10.25%, 8/1/2015................................................                           840,000        905,260
            7.80%, 2/1/2017 (Insured; FHA)..................................                         5,690,000      6,223,210
Gallia County, Local School District 7.375%, 12/1/2004......................                           570,000        651,538
Greater Cleveland Gateway Economic Development Corp.:
    Senior Lien Excise Tax Revenue 6.875%, 9/1/2005 (Insured; FSA)..........                         1,500,000      1,637,880
    Stadium Revenue 7.50%, 9/1/2005.........................................                         5,675,000      6,100,511
Hamilton City, Electric Systems Mortgage Revenue, Refunding:
    6%, 10/15/2023 (Insured; FGIC)..........................................                         1,500,000      1,467,915
    6.30% 10/15/2025 (Insured; FGIC)........................................                         2,000,000      2,021,220
Hamilton County:
    Hospital Facilities Improvement Revenue, Refunding (Deaconess Hospital)
      7%, 1/1/2012..........................................................                         2,570,000      2,696,058
    Hospital Facilities Refunding Revenue (Episcopal Retirement Homes, Inc.)
      6.80%, 1/1/2008 (LOC; The Fifth Third Bank) (b).......................                         2,450,000      2,578,086
    Mortgage Revenue (Judson Care Center) 7.80%, 8/1/2019 (Insured; FHA)....                         3,970,000      4,249,885
    Sewer Systems Improvement Revenue, Refunding
      6.70%, 12/1/2013 (Prerefunded 6/1/2001) (a)...........................                         2,000,000      2,206,140
Hilliard School District, School Improvement 5.75%, 12/1/2019 (Insured; FGIC)                        4,500,000      4,328,055
Kirtland Local School District 7.50%, 12/1/2009.............................                           760,000        839,253
Knox County, IDR (Weyerhaeuser Co. Project) 9%, 10/1/2007...................                         1,000,000      1,217,530
Lowellville, Sanitary Sewer Systems Revenue (Browning-Ferris Industries Inc.)
    7.25%, 6/1/2006.........................................................                         1,300,000      1,373,034




PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     APRIL 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                    __________       ________
OHIO (CONTINUED)
Mahoning County, Health Care Facilities Revenue
    (Youngstown Osteopathic Hospital Project)
    7.60%, 8/1/2010 (LOC; Marine Midland Bank) (b)..........................                    $    3,775,000  $   4,142,949
Marion County, Health Care Facilities Revenue (United Church Homes Inc.):
    8.875%, 12/1/2012 (Prerefunded 12/1/1999) (a)...........................                         2,305,000      2,733,914
    Refunding and Improvement 6.375%, 11/15/2010............................                         3,000,000      2,805,060
Miami County, Hospital Facilities Revenue, Refunding
    (Upper Valley Medical Center) 8.375%, 5/1/2013..........................                           525,000        566,601
Montgomery County, Water Revenue (Greater Moraine-Beavercreek)
    6.25%, 11/15/2012 (Insured; FGIC).......................................                         1,500,000      1,536,735
Moraine, Solid Waste Disposal Revenue (General Motors Corp. Project)
    6.75%, 7/1/2014.........................................................                         5,000,000      5,102,150
Muskingum County, Revenue, Refunding (Franciscan Health Advisory Services)
    7.50%, 3/1/2012.........................................................                         3,185,000      3,281,537
North Royalton City School District 6.10%, 12/1/2019 (Insured; MBIA)........                         2,000,000      1,999,860
State of Ohio:
    Economic Development Revenue:
      Ohio Enterprise Bond Fund (VSM Corp. Project) 7.375%, 12/1/2011.......                           885,000        922,285
      (Sponge Inc. Project) 8.375%, 6/1/2014................................                         1,675,000      1,850,657
    Higher Educational Facility Revenue (University of Dayton Project)
      5.80%, 12/1/2014 (Insured; FGIC)......................................                         1,000,000        973,700
    Mortgage Revenue (Odd Fellows Home Ohio Inc. Project)
      8.15%, 8/1/2017 (Insured; FHA)........................................                           350,000        382,064
    PCR (Standard Oil Co. Project)
      6.75%, 12/1/2015 (Guaranteed; British Petroleum Co. p.l.c.)...........                         1,350,000      1,506,371
Ohio Air Quality Development Authority, Revenue:
    (Columbus and Southern Power Co. Project)
      6.375%, 12/1/2020 (Insured; FGIC).....................................                         2,000,000      2,040,800
    Pollution Control:
      (Cincinnati Gas and Electric) 10.125%, 12/1/2015......................                           900,000        947,178
      (Pennsylvania Power Co. Project):
          5.90%, 5/1/2018 (Insured; AMBAC)..................................                         2,240,000      2,171,501
          8.10%, 9/1/2018...................................................                         1,000,000      1,054,890
      Refunding:
          (Cleveland Electric Illuminating Co. Project) 6.85%, 7/1/2023.....                         5,250,000      4,700,167
          (Ohio Edison) 7.45%, 3/1/2016 (Insured; FGIC).....................                         3,500,000      3,827,600
    Refunding:
      (JMG Funding Limited Partnership Project) 6.375%, 4/1/2029 (Insured; AMBAC)                    2,500,000      2,543,475
      (Ohio Power Co. Project) 7.40%, 8/1/2009..............................                         1,500,000      1,551,960




PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     APRIL 30, 1995
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                       _______       _______
OHIO (CONTINUED)
Ohio Building Authority
    State Facilities:
      (Columbus State Building Project)
          7.35%, 10/1/2005 (Prerefunded 10/1/1999) (a)......................                    $    1,795,000  $   2,013,326
      (Juvenile Correctional Projects) 6.60%, 10/1/2014 (Insured; AMBAC)....                         1,660,000      1,761,160
      Refunding (James Rhodes) 6.375%, 6/1/2008.............................                         1,670,000      1,736,666
Ohio Capital Corp. for Housing, MFHR Refunding
    7.60%, 11/1/2023 (Collateralized; FNMA).................................                         1,250,000      1,317,025
Ohio Higher Educational Facility Community, Revenue
    (Case Western Reserve Project):
      7.70%, 10/1/2018 (Prerefunded 10/1/1997) (a)..........................                           485,000        526,385
      7.70%, 10/1/2018......................................................                            15,000         16,280
      6%, 10/1/2022.........................................................                         1,000,000        981,480
Ohio Housing Finance Agency:
    Mortgage Revenue (Saint Francis Court Apartment Project)
      8%, 10/1/2026 (Insured; FHA)..........................................                           695,000        736,165
    SFMR (GNMA Mortgage Backed Securities Program):
      8.25%, 12/15/2019 ....................................................                           185,000        195,273
      8.125%, 3/1/2020 .....................................................                           455,000        478,355
      Zero Coupon, 9/1/2021.................................................                        18,820,000      2,506,448
      7.85%, 9/1/2021 ......................................................                         2,150,000      2,264,530
      7.65%, 3/1/2029 ......................................................                         5,425,000      5,655,780
      7.80%, 3/1/2030 ......................................................                         3,495,000      3,679,291
Ohio Public Facilities Community, Higher Education Facilities 7.25%, 5/1/2004                        1,300,000      1,427,868
Ohio Turnpike Commission, Turnpike Revenue 5.75%, 2/15/2024.................                         1,500,000      1,440,795
Ohio Water Development Authority:
    Pollution Control Facilities Revenue:
      (Cleveland Electric Illuminating Project) 8%, 10/1/2023...............                         5,800,000      6,120,334
      (Ohio Edison) 8.10%, 10/1/2023........................................                         3,700,000      3,864,206
      (Pennsylvania Power Co. Project) 8.10%, 9/1/2018......................                         2,000,000      2,117,840
      Refunding:
          (Ohio Edison) 7.625%, 7/1/2023....................................                         9,390,000      9,542,681
          (Toledo Edison Co.):
            7.55%, 6/1/2023 ................................................                         2,000,000      2,009,800
            8%, 10/1/2023 ..................................................                         3,635,000      3,694,614
    Revenue (Fresh Water) 5.90%, 12/1/2015 (Insured; AMBAC).................                         3,000,000      2,950,680
Ottawa County, Sanitary Sewer Systems Special Assessment
    (Portage-Catawba Island Sewer Project) 7%, 9/1/2011 (Insured; AMBAC)....                         1,000,000      1,094,600
Shelby County, Hospital Facilities Revenue, Refunding and Improvement
    (The Shelby County Memorial Hospital Association) 7.70%, 9/1/2018.......                         2,500,000      2,581,850


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      _______        _______
OHIO (CONTINUED)
South Euclid, Recreation Facilities 7%, 12/1/2011...........................                        $2,285,000     $2,447,555
Southwest Regional Water District, Water Revenue:
    6%, 12/1/2015 (Insured; MBIA)...........................................                         1,600,000      1,584,960
    6%, 12/1/2020 (Insured; MBIA)...........................................                         1,250,000      1,225,888
Springdale, Hospital Facilities First Mortgage Revenue,
    (Southwestern Seniors Services, Inc.):
      5.875%, 11/1/2012.....................................................                         3,000,000      2,707,080
      6%, 11/1/2018.........................................................                         1,250,000      1,079,888
Stark County, Refunding 5.70%, 11/15/2017 (Insured; AMBAC)..................                         1,675,000      1,615,270
Student Loan Funding Corp.:
    Student Loan Revenue, Refunding 7.20%, 8/1/2003.........................                         3,150,000      3,237,035
    Student Loan Senior Subordinated Revenue 6.15%, 8/1/2010................                         6,775,000      6,668,971
University of Cincinnati
    COP 6.75%, 12/1/2009 (Insured; MBIA)....................................                           750,000        806,933
University of Ohio, General Receipts:
    5%, 12/1/2018 (Insured; FGIC)...........................................                         1,250,000      1,091,813
    Revenue 7.15%, 12/1/2009 (Prerefunded 12/1/1998) (a)....................                         6,000,000      6,556,740
Warren 7.75%, 11/1/2010 (Prerefunded 11/1/2000) (a).........................                         2,785,000      3,195,119
Washington, Water Systems Mortgage Revenue 5.30%, 12/1/2013 (Insured; AMBAC)                         1,000,000        927,420
U.S. RELATED-8.5%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                         3,000,000      3,037,920
Puerto Rico Highway and Transportation Authority, Highway Revenue
    5.45%, 7/1/2007.........................................................                        15,500,000     14,744,685
Virgin Islands Public Finance Authority, Revenue, Refunding
    Matching Fund Loan Notes 7.25%, 10/1/2018...............................                         4,200,000      4,341,414
Virgin Islands Water and Power Authority, Electric Systems Revenue 7.40%, 7/1/2011                   3,450,000      3,599,627
                                                                                                                 ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $285,172,015).....................................................                                     $297,569,429
                                                                                                                 ============
SHORT-TERM MUNICIPAL INVESTMENTS--1.3%
OHIO:
City of Columbus, Sewer Revenue, Refunding VRDN 4.65% (c)...................                        $3,000,000     $3,000,000
Montgomery County, IDR (Modern Industrial Plastics Project)
    VRDN 5.07% (LOC; Industrial Bank of Japan) (b,c)........................                         1,000,000      1,000,000
                                                                                                                ____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $4,000,000).......................................................                                       $4,000,000
                                                                                                                =============
TOTAL INVESTMENTS--100.0%
    (cost $289,172,015).....................................................                                    $ 301,569,429
                                                                                                                =============


PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      IDR     Industrial Development Revenue
COP           Certificate of Participation                       LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                               Insurance Corporation
FNMA          Federal National Mortgage Association              MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GNMA          Government National Mortgage Association           SFMR    Single Family Mortgage Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)              OR          MOODY'S             OR         STANDARD & POOR'S           PERCENTAGE OF VALUE
_________                          _______                        _________________           ___________________
AAA                                Aaa                            AAA                               29.9%
AA                                 Aa                             AA                                 6.8
A                                  A                              A                                 25.9
BBB                                Baa                            BBB                               23.5
B                                  B                              B                                  6.7
F1                                 MIG1                           SP1                                1.3
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      5.9
                                                                                                   ______
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Security payable on demand. The interest rate, which is subject to change, is based upon prime rates or an index
         of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poors, have been determined by the Manager to
         be of comparable quality to those rated securities in which the Fund may invest.
    (f)  At April 30 1995, the Fund had $93,172,110 (30.4% of
net
         assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                  APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $289,172,015)--see statement.....................................                                     $301,569,429
    Cash....................................................................                                         3,326,600
    Interest receivable.....................................................                                         5,600,300
    Receivable for shares of Beneficial Interest subscribed.................                                           598,719
    Prepaid expenses........................................................                                            11,039
                                                                                                                   ___________
                                                                                                                   311,106,087
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $   139,336
    Due to Distributor......................................................                         76,690
    Payable for investment securities purchased.............................                      4,421,760
    Payable for shares of Beneficial Interest redeemed......................                        388,493
    Accrued expenses........................................................                         58,209          5,084,488
                                                                                                ___________       ____________
NET ASSETS  ................................................................                                      $306,021,599
                                                                                                                  ============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $293,858,896
    Accumulated net realized (loss) on investments..........................                                          (234,711)
    Accumulated net unrealized appreciation on investments--Note 3..........                                        12,397,414
                                                                                                                  ____________
NET ASSETS at value.........................................................                                      $306,021,599
                                                                                                                  ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                        21,645,959
                                                                                                                    ==========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         2,596,941
                                                                                                                     =========
NET ASSET VALUE per share:
    Class A Shares
      ($273,224,593 / 21,645,959 shares)....................................                                            $12.62
                                                                                                                        ======
    Class B Shares
      ($32,797,006 / 2,596,941 shares)......................................                                            $12.63
                                                                                                                        ======


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF OPERATIONS                                                                                 YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $20,981,909
    EXPENSES:
      Management fee--Note 2(a).............................................                    $ 1,707,720
      Shareholder servicing costs--Note 2(c)................................                        983,675
      Distribution fees (Class B shares)--Note 2(b).........................                        149,342
      Professional fees.....................................................                         88,216
      Custodian fees........................................................                         33,703
      Prospectus and shareholders' reports..................................                         24,676
      Trustees' fees and expenses--Note 2(d)................................                          2,738
      Registration fees.....................................................                          2,492
      Miscellaneous.........................................................                         42,098
                                                                                                 __________
                                                                                                  3,034,660
      Less reduction in management fee due to
          undertakings--Note 2(a)...........................................                         28,783
                                                                                                 __________
            TOTAL EXPENSES..................................................                                           3,005,877
                                                                                                                      __________
            INVESTMENT INCOME--NET..........................................                                          17,976,032
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments--Note 3..............................                   $   (231,734)
    Net unrealized (depreciation) on investments............................                     (1,447,408)
                                                                                               ____________
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                          (1,679,142)
                                                                                                                     ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $16,296,890
                                                                                                                     ===========


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          YEAR ENDED APRIL 30,
                                                                                                       ________________________

                                                                                                     1994         1995
                                                                                                   _______       _______
OPERATIONS:
    Investment income_net..................................................                       $  18,204,926    $17,976,032
    Net realized gain (loss) on investments.................................                          1,272,432       (231,734)
    Net unrealized (depreciation) on investments for the year...............                        (10,949,018)    (1,447,408)
                                                                                                  _____________    ___________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                          8,528,340     16,296,890
                                                                                                  _____________    ___________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares........................................................                        (17,203,535)   (16,395,897)
      Class B shares........................................................                         (1,001,391)    (1,580,135)
    Net realized gain on investments:
      Class A shares........................................................                           (616,962)      (737,090)
      Class B shares........................................................                            (46,746)       (80,832)
                                                                                                   ____________    ___________
          TOTAL DIVIDENDS...................................................                        (18,868,634)   (18,793,954)
                                                                                                   ____________    ___________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                         29,869,777     14,075,586
      Class B shares........................................................                         21,032,260      7,880,402
    Dividends reinvested:
      Class A shares........................................................                         11,652,834     11,395,733
      Class B shares........................................................                            757,951      1,146,894
    Cost of shares redeemed:
      Class A shares........................................................                        (34,259,537)   (43,645,693)
      Class B shares........................................................                         (1,396,011)    (3,696,758)
                                                                                                   ____________    ___________
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                    27,657,274    (12,843,836)
                                                                                                   ____________    ___________
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                         17,316,980    (15,340,900)
NET ASSETS:
    Beginning of year.......................................................                        304,045,519    321,362,499
                                                                                                  _____________   ____________
    End of year.............................................................                      $ 321,362,499   $306,021,599
                                                                                                  =============   ============


                                                                                              SHARES
                                                                                    ____________________________
                                                                             CLASS A                          CLASS B
                                                                         ________________                ________________

                                                                       YEAR ENDED APRIL 30,            YEAR ENDED APRIL 30,
                                                                        ________________                ________________
                                                                   1994             1995              1994         1995
                                                                  _______         _______            _______      _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                       2,243,350        1,122,269         1,576,802      625,670
    Shares issued for dividends reinvested.                         877,259          911,859            57,130       91,754
    Shares redeemed........................                      (2,588,901)      (3,506,799)         (106,127)    (296,186)
                                                                 __________       __________         _________     ________
      NET INCREASE (DECREASE)
          IN SHARES OUTSTANDING............                         531,708       (1,472,671)        1,527,805      421,238
                                                                 ==========       ==========         =========     ========

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
FINANCIAL HIGHLIGHTS
     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                               CLASS A SHARES                  CLASS B SHARES
                                                _________________________________________  __________________________
                                                             YEAR ENDED APRIL 30,             YEAR ENDED APRIL 30,
                                                _________________________________________  __________________________
PER SHARE DATA:                                 1991      1992      1993    1994     1995    1993(1)   1994     1995
                                               ______    ______    ______  ______   ______   _______  ______   ______
    Net asset value, beginning of year         $11.54    $12.00    $12.35  $13.09   $12.70   $12.69   $13.09   $12.71
                                               ______    ______    ______  ______   ______   ______   ______   ______
    INVESTMENT OPERATIONS:
    Investment income_net...........             .86       .80       .77     .74      .73      .20      .66      .66
    Net realized and unrealized gain (loss)
      on investments.................            .46       .36       .81    (.36)    (.05)     .40     (.35)    (.05)
                                                ____      ____      ____    ____     ____     ____     ____     ____
      TOTAL FROM INVESTMENT OPERATIONS          1.32      1.16      1.58     .38      .68      .60      .31      .61
                                                ____      ____      ____    ____     ____     ____     ____     ____
    DISTRIBUTIONS:
    Dividends from investment income_net       (.86)      (.80)     (.77)   (.74)     (.73)   (.20)    (.66)    (.66)
    Dividends from net realized gain
      on investments.................             .-      (.01)     (.07)   (.03)    (.03)      .-     (.03)    (.03)
                                                ____      ____      ____    ____     ____     ____     ____     ____
      TOTAL DISTRIBUTIONS............           (.86)     (.81)     (.84)   (.77)    (.76)    (.20)    (.69)    (.69)
                                                ____      ____      ____    ____     ____     ____     ____     ____
    Net asset value, end of year.....         $12.00    $12.35    $13.09  $12.70   $12.62   $13.09   $12.71   $12.63
                                               =====     =====     =====   =====    =====    =====    =====    =====
TOTAL INVESTMENT RETURN (2)..........          11.84%     9.97%    13.24%   2.78%    5.63%  16.36%(3)  2.24%    5.06%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets      .21%      .52%      .70%    .81%     .92%  1.17%(3)   1.38%    1.44%
    Ratio of net investment income to
      average net assets.............           7.20%     6.53%     6.03%   5.57%    5.84%  4.62%(3)   4.89%    5.29%
    Decrease reflected in above expense
      ratios due to undertakings by
      the Manager....................            .78%      .41%      .23%    .12%     .01%     .13%(3)  .10%     .01%
    Portfolio Turnover Rate..........           3.00%    13.68%     6.08%   7.73%   39.53%    6.08%    7.73%   39.53%
    Net Assets, end of year (000's Omitted)  $176,223  $243,074  $295,564 $293,706 $273,225  $8,482   $27,657  $32,797

(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Ohio Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon
Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly-owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in
turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are
applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securitie
s
transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased
PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
or sold on a when-issued or delayed-delivery basis may be
settled
a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the
Series
to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicabl e provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $232,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. If not applied, the carryover expires in fiscal 2003.
NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with
the
Manager, the management fee is computed at the annual rate of
 .55
of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 1, 1994 through June 30, 1994, to waive receipt of the management fee payable to it by the Series in excess of an annual rate of .50 of
1% (excluding certain expenses as described above) of the Series' average daily net assets and thereafter, had undertaken from July
1, 1994 through July 7, 1994 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $28,783 for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $10,740 during the year ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $23,606 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series'
PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class
B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service agent.
    During the year ended April 30, 1995, $104,049 was charged to the Series pursuant to the Class B Distribution Plan and $45,293 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23, 1994, $229,922 and $22,647 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $471,643 and $52,024 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $203,531,636 and $214,491,868, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $12,397,414, consisting of $14,625,697 gross unrealized appreciation and $2,228,283 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, OHIO SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Ohio Series (one of the Series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlight s referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Ohio Series at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                        [Ernst & Young LLP signature logo]

New York, New York
June 6, 1995


PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
STATEMENT OF INVESTMENTS                                                                                           APRIL 30,1995
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-86.5%                                                                  AMOUNT           VALUE
                                                                                                      ------------  ------------

OREGON-75.2%Beaverton, Water Revenue 6.125%, 6/1/2014 (Insured; FSA)....................          $   200,000        $   201,346
Clackamas County School District 6.15%, 6/1/2014 (Insured; AMBAC)...........                          200,000            203,200
Douglas County Hospital Facility Authority, Revenue, Refund
    (Health Facilities-Catholic Health) 6%, 11/15/2015 (Insured; MBIA)......                          200,000            199,758
Eugene, Electric Utility Revenue 5.80%, 8/1/2019............................                          200,000            195,400
Multnomah County, Revenue 6.10%, 10/1/2014..................................                          200,000            203,138
State of Oregon, Department of Transportation, Revenue, Regional Light Rail
Fund
    (Westside Project) 6.25%, 6/1/2009 (Insured; MBIA)......................                          200,000            208,104
State of Oregon, Elderly and Disabled Housing 6.10%, 8/1/2015...............                          200,000            203,564
Oregon Health, Housing, Educational and Cultural Facilities Authority,
    Refunding (Lewis and Clark College Project) 6.125%, 10/1/2024 (Insured; MBIA)                     200,000            200,558
Oregon Higher Education Building 6%, 12/1/2015..............................                          200,000            202,170
Oregon Housing and Community Services Department, SFMR 6.875%, 7/1/2028.....                          200,000            205,514
Portland Sewer System, Revenue 6.25%, 6/1/2015..............................                          300,000            306,477
Salem, GO 5.70%, 8/1/2009 (Insured; MBIA)...................................                          200,000            198,056
Salem-Keitzer School District 6%, 6/1/2014 (Insured; FGIC)..................                          200,000            201,378
Tualatin Valley Water District, Water Revenue 6%, 6/1/2013..................                          200,000            203,716
Umatilla County School District 6%, 7/1/2014 (Insured; AMBAC)...............                          200,000            201,274
Washington County School District - Beaverton 6%, 6/1/2012..................                          200,000            202,218
U.S. RELATED-11.3%
Puerto Rico Electric Power Authority, Power Revenue
    6%, 7/1/2014 (Insured; FSA).............................................                          500,000            503,590
                                                                                                                    ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $3,778,638).....................                                          $3,839,461
                                                                                                                    ============
SHORT-TERM MUNICIPAL INVESTMENTS-13.5%
OREGON-9.0%
State of Oregon, Economic Development Revenue, VRDN (Jae Oregon, Inc.
Project)
    5.075%, 3/1/1999 (LOC; The Bank of Tokyo, LTD.) (a).....................                      $   400,000        $   400,000
U.S. RELATED-4.5%
Puerto Rico Electric Power Authority, Power Revenue 3.89%, 7/1/2023 (b).....                          200,000            200,000
                                                                                                                    ------------
  TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $600,000)......................                                       $   600,000
                                                                                                                    ============
TOTAL INVESTMENTS-100.0%
    (cost $4,378,638).......................................................                                          $4,439,461
                                                                                                                    ============


PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA        Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Corporation
FSA           Financial Security Assurance                       SFMR        Single Family Mortgage Revenue
GO            General Obligation                                 VRDN        Variable Rate Demand Notes
LOC           Letter of Credit

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                          PERCENTAGE OF VALUE
--------                           --------                       ------------------                        --------------------
AAA                                Aaa                            AAA                                              47.7%
AA                                 Aa                             AA                                               27.3
A                                  A                              A                                                16.0
F-1                                MIG1                           SP1                                               9.0
                                                                                                                --------
                                                                                                                  100.0%
                                                                                                                ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Secured by letter of credit. Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market rates.
    (b) Inverse floater security - the interest rate is subject to change periodically.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.

See notes to financial statements.



PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                                APRIL 30,1995
ASSETS:
    Investments in securities, at value
      (cost $4,378,638)-see statement.......................................                                          $4,439,461
    Interest receivable.....................................................                                              83,952
    Receivable for shares of Beneficial Interest subscribed.................                                              39,479
    Prepaid expenses-Note 1(e)..............................................                                              22,599
    Due from The Dreyfus Corporation........................................                                               1,695
                                                                                                                      ----------
                                                                                                                       4,587,186
LIABILITIES:
    Due to Distributor......................................................                         $    1,491
    Due to Custodian........................................................                            195,475
    Payable for shares of Beneficial Interest redeemed......................                             18,460
    Accrued expenses and other liabilities..................................                             37,157          252,583
                                                                                                     ------------     ----------
NET ASSETS  ................................................................                                          $4,334,603
                                                                                                                      ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                          $4,273,780
    Accumulated net unrealized appreciation on investments-Note 3...........                                              60,823
                                                                                                                      ----------
NET ASSETS at value.........................................................                                          $4,334,603
                                                                                                                      ==========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                             220,224
                                                                                                                      ==========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                             114,490
                                                                                                                      ==========
NET ASSET VALUE per share:
    Class A Shares
      ($2,851,704 / 220,224 shares).........................................                                              $12.95
                                                                                                                          ======
    Class B Shares
      ($1,482,899 / 114,490 shares).........................................                                              $12.95
                                                                                                                          ======

See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
STATEMENT OF OPERATIONS
FROM MAY 6, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                            $164,596
    EXPENSES:
      Management fee-Note 2(a)..............................................                         $15,174
      Shareholder servicing costs-Note 2(c).................................                          14,592
      Organization expenses-Note 1(e).......................................                           5,511
      Distribution fees (Class B shares)-Note 2(b)..........................                           5,333
      Prospectus and shareholders' reports..................................                           3,472
      Registration fees.....................................................                           1,564
      Custodian fees........................................................                             557
      Professional fees.....................................................                             529
      Trustees' fees and expenses-Note 2(d).................................                              28
      Miscellaneous.........................................................                           2,860
                                                                                                     -------
                                                                                                      49,620
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                          44,131
                                                                                                     -------
          TOTAL EXPENSES....................................................                                               5,489
                                                                                                                        --------
INVESTMENT INCOME-NET.......................................................                                             159,107
NET UNREALIZED APPRECIATION ON INVESTMENTS..................................                                              60,823
                                                                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                            $219,930
                                                                                                                        ========

See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
STATEMENT OF CHANGES IN NET ASSETS
FROM MAY 6, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995
OPERATIONS:
    Investment income-net.......................................................................                    $    159,107
    Net unrealized appreciation on investments for the period...................................                          60,823
                                                                                                                    ------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                         219,930
                                                                                                                    ------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares............................................................................                       (100,688)
      Class B shares............................................................................                        (58,419)
                                                                                                                    ------------
          TOTAL DIVIDENDS......................................................................                        (159,107)
                                                                                                                    ------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares............................................................................                       4,457,134
      Class B shares............................................................................                       2,868,459
    Dividends reinvested:
      Class A shares............................................................................                          86,034
      Class B shares............................................................................                          53,564
    Cost of shares redeemed:
      Class A shares............................................................................                     (1,725,732)
      Class B shares............................................................................                     (1,465,679)
                                                                                                                    ------------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........................                      4,273,780
                                                                                                                    ------------
            TOTAL INCREASE IN NET ASSETS........................................................                      4,334,603
NET ASSETS:
    Beginning of period.........................................................................                   =============
    End of period...............................................................................                     $ 4,334,603
                                                                                                                    ============


                                                                                                             SHARES
                                                                                                    ------------------------
                                                                                                    CLASS A              CLASS B
                                                                                                  ------------      ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold...................................................................                    352,683            227,550
    Shares issued for dividends reinvested........................................                      6,837              4,254
    Shares redeemed...............................................................                   (139,296)         (117,314)
                                                                                                  ------------      ------------
          NET INCREASE IN SHARES OUTSTANDING......................................                    220,224            114,490
                                                                                                  ============      ============

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period May 6, 1994 (commencement of operations) to April 30, 1995. This information has been derived from the Series' financial statements.


PER SHARE DATA:                                                                                CLASS A SHARES     CLASS B SHARES
                                                                                             ---------------     ---------------
    Net asset value, beginning of period...............................                                $12.50             $12.50
                                                                                                      -------            -------

    INVESTMENT OPERATIONS:
    Investment income-net                                                                                 .76                .69
    Net unrealized gain on investments.................................                                   .45                .45
                                                                                                      -------            -------
      TOTAL FROM INVESTMENT OPERATIONS..................................                                 1.21               1.14
                                                                                                       -------           -------
    DISTRIBUTIONS;
    Dividends from investment income-net ..............................                                 (.76)              (.69)
                                                                                                       -------           -------
    Net asset value, end of period.....................................                                $12.95             $12.95
                                                                                                       =======           =======
TOTAL INVESTMENT RETURN (1)(2).........................................                                10.12%              9.57%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets (2)........................                                  .01%               .51%
    Ratio of net investment income to average net assets (2)...........                                 5.95%              5.47%
    Decrease reflected in above expense ratios due to undertakings
      by the Manager (2)...............................................                                 1.59%              1.62%
    Portfolio Turnover Rate............................................                                   --                --
    Net Assets, end of period (000's Omitted)..........................                                $2,852             $1,483
--------------------

(1)    Exclusive of sales load.
(2)    Annualized.

See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Oregon Series (the "Series") which commenced operations on May 6, 1994. Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    As of April 30, 1995 Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, held 103,036 shares of Class A and 77,729 shares of Class B. Mellon Bank Investments Corporation is a subsidiary of Mellon Bank.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase.
Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.
Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    (E) OTHER: Organization expenses paid by the Series are included in prepaid expenses and are being amortized to operations from May 6, 1994, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. At April 30, 1995, the unamortized balance of such expenses amounted to $22,046.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 6, 1994 through April 2, 1995, to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees and certain expenses as described above), and thereafter through April 30, 1995, to reduce the shareholder services plan fee paid by and reimburse such excess expenses of the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $44,131 for the period ended April 30, 1995.
    The Manager has currently undertaken through June 30, 1995 or until such time as the net assets of the Series exceed $50 million, regardless of whether they remain at that level, to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees, shareholder services plan fees and certain expenses as described above).
    The undertaking may be modified by the Manger from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) On August 3, 1994, the Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B

PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $4,598 was charged to the Series pursuant to the Class B Distribution Plan and $735 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 6, 1994 through August 23, 1994, $527 and $368 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $3,703 and $2,299 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $5,078,626 and $700,000, respectively, for the period ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $60,823, consisting of $62,836 gross unrealized appreciation and $2,013 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Oregon Series (one of the series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the period from May 6, 1994 (commencement of operations) to April 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Oregon Series at April 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 6, 1994 to April 30, 1995, in conformity with generally accepted accounting principles.

                          (Ernst & Young LLP Signature Logo)
New York, New York
June 6, 1995

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS

                                                                                                         APRIL 30,1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.6%                                                                AMOUNT         VALUE
                                                                                                 --------------  -----------
PENNSYLVANIA-86.4%
Allegheny County, Airport Revenue, Refunding
    (Pittsburgh International Airport)
    5.75%, 1/1/2008 (Insured; FSA)..........................................                      $    2,005,000    $   1,971,196
Allegheny County Hospital Development Authority, Revenue
    (Magee-Womens Hospital) 5.625%, 10/1/2020  (Insured; FGIC) (a)..........                           6,000,000       5,553,780
Allegheny County Industrial Development Authority, Revenue:
    Commercial Development, Refunding
      (Kaufmann Medical Office Building) 6.80%, 3/1/2015 (Insured; FHA) (a).                           3,500,000       3,709,265
    Medical Center, Refunding (Presbyterian Medical Center of
      Oakmont Pennsylvania, Inc.) 6.75%, 2/1/2026 (Insured; FHA)............                           2,000,000       2,012,000
    Specialized Enterprise
      (Baldwin Health Center) 8.35%, 2/1/2016 (Insured; FHA)................                           4,610,000       4,883,880
Allegheny County Residential Finance Authority, SFMR:
    7.40%, 12/1/2022........................................................                           1,945,000       2,048,630
    7.95%, 6/1/2023.........................................................                           1,195,000       1,260,856
Allentown, Refunding 5.65%, 7/15/2010 (Insured: AMBAC)......................                           1,000,000         983,880
Beaver County Industrial Development Authority, PCR, Refunding
    (Ohio Edison Project) 7.75%, 9/1/2024...................................                           3,150,000       3,252,627
    (Pennsylvania Power Company Mansfield Project) 7.15%, 9/1/2021..........                           3,000,000       3,021,360
Berks County:
    Zero Coupon, 5/15/2013 (Insured: FGIC)..................................                           3,105,000       1,029,742
    Zero Coupon, 5/15/2014 (Insured; FGIC)..................................                           3,345,000       1,039,693
Berks County Municipal Authority:
    HR (Reading Hospital Medical Center Project) 5.50%, 10/1/2008 (Insure                              3,500,000       3,415,545
    Revenue (Phoebe Berks Village, Inc. Project) 8.25%, 5/15/2022...........                           2,445,000       2,529,695
Blair County Hospital Authority, Revenue (Altoona Hospital Project)
    6.375%, 7/1/2013 (Insured; AMBAC).......................................                           5,000,000       5,094,950
Bradford County Industrial Development Authority, SWDR
    (International Paper Company Projects) 6.60%, 3/1/2019..................                           3,250,000       3,257,540
Butler County Hospital Authority, Revenue, Refunding:
    Health Center (Saint Francis Health Care Project) 6%, 5/1/2008..........                           1,860,000       1,839,335
    Hospital (Butler Memorial Hospital) 8%, 7/1/2016........................                           2,000,000       2,109,880
Cambria County Industrial Development Authority, RRR
    (Cambria Cogen Project):
      7.75%, 9/1/2019, Series F-1 (LOC; Fuji Bank) (b)......................                           1,750,000       1,838,043
      7.75%, 9/1/2019, Series F-2 (LOC; Fuji Bank) (b)......................                           2,750,000       2,903,643
Dauphin County General Authority, HR (Hapsco - Western Pennsylvania
    Hospital Project) 5.50%, 7/1/2023 (Insured; MBIA).......................                           2,300,000       2,097,945

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                               APRIL 30,1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                --------------    --------------
PENNSYLVANIA (CONTINUED)
Delaware County Authority:
    HR (Crozer - Chester Medical Center) 5.30%, 12/15/2011 (Insured; MBIA)..                      $    2,750,000  $    2,582,003
    Revenue (Elwyn Inc. Project) 8.35%, 6/1/2015............................                           4,300,000       4,695,987
Doylestown Hospital Authority, HR, Refunding
    5.20%, 7/1/2008 (Insured; AMBAC)........................................                           2,255,000       2,131,358
Erie Higher Educational Building Authority, College Revenue
    (Mercyhurst College Project) 7.85%, 9/15/2019 (Prerefunded 9/15/1999) (c)                          1,000,000       1,115,370
Lancaster County Solid Waste Management Authority,
    Resource Recovery System Revenue 8.50%, 12/15/2010......................                           1,145,000       1,208,857
Langhorne Manor Borough Higher Educational and Health Authority, HR
    (Lower Bucks Hospital) 7%, 7/1/2005.....................................                           2,375,000       2,369,941
Lehigh County General Purpose Authority, Revenue (Wiley House):
    8.75%, 11/1/2014 (LOC; Northeastern Bank of Pennsylvania) (b)...........                           3,785,000       3,763,955
    9.50%, 11/1/2016........................................................                           2,000,000       2,073,520
Lehigh County Industrial Development Authority, PCR, Refunding
    (Pennsylvania Power and Light Company Project)
    5.50%, 2/15/2027 (Insured; MBIA)........................................        .                 12,235,000      11,128,956
Luzerne County Industrial Development Authority, Exempt Facilities Revenue,
Refunding
    (Pennsylvania Gas and Water Company Project) 7.125%, 12/1/2022..........                           4,000,000       4,031,360
Montgomery County Higher Educational and Health Authority:
    HR (Abington Memorial Hospital) 5.125%, 6/1/2014 (Insured; AMBAC).......                           3,000,000       2,685,000
    Revenue:
      First Mortgage (Montgomery Income Project) 10.50%, 9/1/2020...........                           3,000,000       3,213,990
      (Northwestern Corporation) 8.375%, 6/1/2009...........................                           2,685,000       2,792,695
Montgomery County Industrial Development Authority,
    RRR 7.50%, 1/1/2012 (LOC; Banque Paribas) (b)...........................                           5,000,000       5,269,950
Northampton County Industrial Development Authority, Refunding, Revenue:
    (Moravian Hall Square Project) 7.45%, 6/1/2014 (LOC; Meridian Bank) (b).                           1,800,000       1,880,136
    Pollution Control (Bethlehem Steel) 7.55%, 6/1/2017.....................                           5,700,000       5,746,170
Pennsylvania Economic Development Financing Authority:
    Exempt Facilities Revenue (Macmillan Ltd. Partnership Project) 7.60%, 12/1/2020                    3,500,000       3,697,540
    RRR (Northampton Generating Project):
      6.40%, 1/1/2009.......................................................                           2,500,000       2,398,700
      6.50%, 1/1/2013.......................................................                           6,500,000       6,035,965
    Wastewater Treatment Revenue (Sun Co. Inc. - R and M Project) 7.60%, 12/1/2024                     4,240,000       4,482,443
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue,
    7.05%, 10/1/2016 (Insured; AMBAC).......................................                           2,500,000       2,624,275

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT                VALUE
                                                                                                    ------------    ------------
PENNSYLVANIA (CONTINUED)
Pennsylvania Higher Educational Facilities Authority, Revenue:
    College and University (Temple University) 5.75%, 4/1/2031 (Insured; MBIA)                    $    3,100,000   $   2,891,494
    Refunding (Drexel University) 6.375%, 5/1/2017..........................                           6,820,000       6,635,383
    (Thomas Jefferson University)
      6%, 7/1/2019..........................................................                           3,555,000       3,518,846
Pennsylvania Housing Finance Agency:
    6.057%, 4/1/2025........................................................                           6,000,000       5,688,060
    Single Family Mortgage:
      7.875%, 10/1/2020.....................................................                           1,435,000       1,519,407
      8.15%, 10/1/2021......................................................                           1,475,000       1,573,412
      8.15%, 4/1/2024.......................................................                             585,000         612,524
      6.90%, 4/1/2025.......................................................                           6,250,000       6,413,438
Pennsylvania Intergovernmental Cooperative Authority,
    Special Tax Revenue:
      (City of Philadelphia Funding Program) 5.625%, 6/15/2023 (Insured; MBIA)                         3,000,000       2,809,230
      Refunding 5%, 6/15/2013 (Insured; MBIA)...............................                           2,000,000       1,784,700
      Refunding 5%, 6/15/2022 (Insured; MBIA)...............................        .                 10,875,000       9,297,255
Philadelphia, Water and Wastewater Revenue:
    Refunding 5.625%, 6/15/2008 (Insured; FSA)..............................                           5,000,000       4,956,150
    6.25%, 8/1/2010 (Insured; MBIA) (d).....................................                           2,730,000       2,855,798
    5.60%, 8/1/2018 (Insured; MBIA) (d).....................................                           4,645,000       4,363,374
    Refunding 5.25%, 6/15/2023 (Insured; MBIA)..............................        .                 11,405,000      10,108,023
Philadelphia Hospital and Higher Education Facilities Authority:
    HR:
      (Albert Einstein Medical Center) 7%, 10/1/2021........................                           1,500,000       1,508,400
      (Graduate Health System Obligation) 7.25%, 7/1/2018...................                           5,250,000       5,284,073
      Refunding (Children's Hospital Philadelphia):
          5.375%, 2/15/2014.................................................                           3,060,000       2,765,995
          5%, 2/15/2021.....................................................        .                  9,805,000       8,254,928
    Revenue:
      (Northwestern Corporation) 8.375%, 6/1/2009...........................                           1,885,000       1,994,349
      Refunding (Philadelphia MR Project) 5.875%, 8/1/2007..................                           4,620,000       4,370,566
Philadelphia Industrial Development Authority, IDR, Refunding
    (Ashland Oil Inc. Project) 5.70%, 6/1/2005..............................                           2,500,000       2,480,875
Philadelphia Municipal Authority,
    LR, Refunding 5.60%, 11/15/2009 (Insured; FGIC).........................                           2,100,000       2,040,969
Pittsburgh School District, Refunding 5.50%, 9/1/2013 (Insured; FGIC).......                           3,000,000       2,850,240
Pittsburgh Urban Redevelopment Authority:
    Mortgage Revenue 7.05%, 4/1/2023........................................                           1,785,000       1,825,734
    Single Family Mortgage  7.40%, 4/1/2024.................................                             860,000         897,556

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                               APRIL 30, 1995
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                      AMOUNT                VALUE
                                                                                                --------------    --------------
PENNSYLVANIA (CONTINUED)
Schuylkill County Industrial Development Authority, Refunding
    First Mortgage Revenue (Valley Health Concerns) 8.75%, 3/1/2012.........                      $    1,000,000   $   1,039,080
    RRR (Schuylkill Energy Resources Inc.) 6.50%, 1/1/2010..................                           7,330,000       7,002,642
Sewickley Valley Hospital Authority, Revenue
    (Allegheny County-Sewickley Valley Hospital Project)
    7.50%, 10/1/2014........................................................                             850,000         939,174
Southeastern Transportation Authority, Special Revenue 5.75%, 3/1/2020
    (Insured; FGIC).........................................................                           5,500,000       5,254,810
Washington County Industrial Development Authority, Revenue, Refunding
    (Presbyterian Medical Center) 6.75%, 1/15/2023 (Insured; FHA)...........                           3,000,000       3,050,970
York County Hospital Authority, Revenue
    (Health Center - Village at Sprenkle Drive) 7.75%, 4/1/2022.............                           1,205,000       1,261,695
U.S. RELATED-13.2%
Commonwealth of Puerto Rico, Refunding 5%, 7/1/2021.........................        .                 11,730,000       9,864,695
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                           4,500,000       4,556,880
Guam Government 5.375%, 11/15/2013..........................................                           4,000,000       3,483,920
Puerto Rico Highway and Transportation Authority,
    Highway Revenue:
      5.40%, 7/1/2006.......................................................                          10,000,000       9,539,700
      5.25%, 7/1/2020.......................................................                           6,600,000       5,760,082
Puerto Rico Public Buildings Authority, Guaranteed Public Education and
Health Facilities, Refunding 5.70%, 7/1/2009................................                           5,000,000       4,913,750
                                                                                                                  --------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $285,003,923)...................                                        $287,749,833
                                                                                                                    ============
SHORT-TERM MUNICIPAL INVESTMENTS-.4%
PENNSYLVANIA:
Allegheny County Hospital Development Authority, Revenue, VRDN
    (Presbyterian Health Center) 4.70% (Insured; MBIA) (e)..................                      $      900,000   $     900,000
Bucks County Industrial Development Authority, VRDN
    (Oxford Falls Housing Finance Corp.) 5.20% (e)..........................                             300,000         300,000
                                                                                                                  --------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $1,200,000)....................                                       $   1,200,000
                                                                                                                    ============
TOTAL INVESTMENTS-100.0%
    (cost $286,203,923).....................................................                                        $288,949,833
                                                                                                                    ============

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA        Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Corporation
FHA           Federal Housing Administration                     PCR         Pollution Control Revenue
FSA           Financial Security Assurance                       RRR         Resources Recovery Revenue
HR            Hospital Revenue                                   SFMR        Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     SWDR        Solid Waste Disposal Revenue
LR            Lease Revenue                                      VRDN        Variable Rate Demand Notes
LOC           Letter of Credit

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S         PERCENTAGE OF VALUE
--------                           --------                       ------------------        --------------------
AAA                                Aaa                            AAA                               36.3%
AA                                 Aa                             AA                                12.2
A                                  A                              A                                 18.5
BBB                                Baa                            BBB                               20.9
BB                                 Ba                             BB                                  .8
F1                                 MIG1/P1                        SP1/A1                              .4
Not Rated(g)                       Not Rated(g)                   Not Rated(g)                      10.9
                                                                                                   -------
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by custodian as collateral for delayed delivery security.
    (b)  Secured by letters of credit.
    (c) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d)  Purchased on a delayed delivery basis.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (h)  At April 30, 1995, the Series had $81,681,861 (28.2% of
         net assets) invested in securities whose payment of principal and interest is dependent upon revenue generated from health care projects.








See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                               APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $286,203,923)-see statement.....................................                                        $288,949,833
    Cash....................................................................                                           1,043,021
    Interest receivable.....................................................                                           5,428,845
    Receivable for investment securities sold...............................                                           2,117,410
    Receivable for shares of Beneficial Interest subscribed.................                                             385,597
    Prepaid expenses........................................                                                               8,768
                                                                                                                    ------------
                                                                                                                     297,933,474
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $    132,481
    Due to Distributor......................................................                          89,385
    Payable for investment securities purchased.............................                       7,393,085
    Payable for shares of Beneficial Interest redeemed......................                         259,179
    Accrued expenses and other liabilities..................................                          47,796          7,921,926
                                                                                                                      ----------
NET ASSETS  ................................................................                                        $290,011,548
                                                                                                                    ============
REPRESENTED BY:
    Paid-in capital.........................................................                                        $284,243,046
    Accumulated net realized gain on investments............................                                           3,022,592
    Accumulated net unrealized appreciation on investments-Note 3...........                                           2,745,910
                                                                                                                   -------------
NET ASSETS at value.........................................................                                        $290,011,548
                                                                                                                   =============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                          13,646,390
                                                                                                                   =============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                           4,348,530
                                                                                                                   =============
NET ASSET VALUE per share:
    Class A Shares
      ($219,949,295 / 13,646,390 shares)....................................                                              $16.12
                                                                                                                          ======
    Class B Shares
      ($70,062,253 / 4,348,530 shares)......................................                                              $16.11
                                                                                                                          ======

STATEMENT OF OPERATIONS                                                                                YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $19,301,632
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $ 1,589,232
      Shareholder servicing costs-Note 2(c).................................                         980,796
      Distribution fees (Class B shares)-Note 2(b)..........................                         325,145
      Professional fees.....................................................                          42,272
      Custodian fees........................................................                          32,086
      Prospectus and shareholders' reports..................................                          23,653
      Registration fees.....................................................                           5,902
      Trustees' fees and expenses-Note 2(d).................................                           2,585
      Miscellaneous.........................................................                          23,310
                                                                                                 -----------
                                                                                                   3,024,981
      Less--reduction in management fee due to
          undertakings-Note 2(a)............................................                          26,631
                                                                                                 -----------
            TOTAL EXPENSES..................................................                                           2,998,350
                                                                                                                     -----------
            INVESTMENT INCOME-NET...........................................                                          16,303,282
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                    $ 3,749,748
    Net unrealized (depreciation) on investments............................                     (2,373,737)
                                                                                                 -----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                           1,376,011
                                                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $17,679,293
                                                                                                                     ===========
See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                     YEAR ENDED APRIL 30,
                                                                                                ---------------------------
                                                                                                     1994            1995
                                                                                                --------------     ------------
OPERATIONS:
    Investment income-net...................................................                    $  15,490,843      $  16,303,282
    Net realized gain (loss) on investments.................................                         (638,867)         3,749,748
    Net unrealized (depreciation) on investments for the year...............                      (11,269,771)        (2,373,737)
                                                                                                --------------     --------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                        3,582,205         17,679,293
                                                                                                --------------    --------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net:
      Class A shares........................................................                      (13,483,408)       (12,907,659)
      Class B shares........................................................                       (2,007,435)        (3,395,623)
    From net realized gain on investments:
      Class A shares........................................................                         (420,030)           ---
      Class B shares........................................................                          (79,933)           ---
    In excess of net realized gain on investments:
      Class A shares........................................................                          (74,174)           ---
      Class B shares........................................................                          (14,115)           ---
                                                                                               --------------     --------------
          TOTAL DIVIDENDS...................................................                      (16,079,095)       (16,303,282)
                                                                                               --------------     --------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                       41,975,312         14,323,499
      Class B shares........................................................                       47,612,555         13,962,833
    Dividends reinvested:
      Class A shares........................................................                        7,051,281          6,652,944
      Class B shares........................................................                        1,277,978          2,024,872
    Cost of shares redeemed:
      Class A shares........................................................                      (24,912,768)       (37,539,324)
      Class B shares........................................................                       (1,382,027)        (5,465,675)
                                                                                                --------------     --------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                  71,622,331         (6,040,851)
                                                                                               ---------------      -------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                       59,125,441         (4,664,840)
NET ASSETS:
    Beginning of year.......................................................                     235,550,947         294,676,388
                                                                                                --------------    --------------
    End of year.............................................................                      $294,676,388      $290,011,548
                                                                                                 =============      ============

                                                                                          SHARES
                                                             -------------------------------------------------------------------
                                                                           CLASS A                          CLASS B
                                                                      ---------------------            --------------------
                                                                      YEAR ENDED APRIL 30,             YEAR ENDED APRIL 30,
                                                             --------------------------------        ---------------------------
                                                                     1994             1995            1994             1995
                                                                  -----------     -----------      ----------        ---------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                         2,482,244      900,647         2,815,030         881,375
    Shares issued for dividends reinvested.                           418,362      421,108            76,056         128,216
    Shares redeemed........................                        (1,489,929)  (2,389,230)          (83,242)       (350,112)
                                                                   -----------  -----------         ----------      ---------
          NET INCREASE (DECREASE)
            IN SHARES OUTSTANDING..........                         1,410,677   (1,067,475)         2,807,844        659,479
                                                                  ============  ===========        ===========       =========
See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                     CLASS A SHARES                       CLASS B SHARES
                                                -----------------------------------------------  ---------------------------
                                                                     YEAR ENDED APRIL 30,               YEAR ENDED APRIL 30,
                                                -----------------------------------------------  -------------------------
PER SHARE DATA:                                      1991      1992      1993    1994     1995     1993(1)      1994    1995
                                                   -------  -------    -------  -----   -------    --------  -------  ------
    Net asset value, beginning of year             $14.68    $15.21    $15.73  $16.61   $16.01      $16.10    $16.60  $16.01
                                                   -------  -------    -------  -----   -------    --------  -------  ------
    INVESTMENT OPERATIONS:
    Investment income-net............                1.12      1.06      1.02     .95      .91         .26       .85     .83
    Net realized and unrealized gain (loss)
      on investments.................                 .55       .56       .99    (.57)     .11         .50     (.56)    .10
                                                   -------  -------    -------  -----   -------    --------  -------  ------
      TOTAL FROM INVESTMENT OPERATIONS               1.67     1.62       2.01     .38      1.02        .76       .29     .93
                                                   -------  -------    -------  -----   -------    --------  -------  ------
    DISTRIBUTIONS:
    Dividends from investment income-net            (1.12)   (1.06)     (1.02)   (.95)     (.91)      (.26)     (.85)  (.83)
    Dividends from net realized gain
      on investments.................                (.02)    (.04)      (.11)   (.03)      .-         .-       (.03)   .-
    Dividends in excess of net realized gain
      on investments.................                 .-       .-         .-      .-        .-         .-        .-     .-
                                                   -------  -------    -------  -----   -------    --------  -------  ------
      TOTAL DISTRIBUTIONS............               (1.14)    (1.10)    (1.13)   (.98)     (.91)      (.26)     (.88)  (.83)
                                                   -------  -------    -------  -----   -------    --------  -------  ------
     Net asset value, end of year.....             $15.21    $15.73     $16.61 $16.01    $16.12     $16.60    $16.01  $16.11
                                                   ======  ========    ======  ======  =======    ========  ========  ======
TOTAL INVESTMENT RETURN (2)..........               11.74%    10.97%    13.19%   2.17%     6.65%     16.39%(3)  1.65%  6.02%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets           .22%      .56%      .69%    .81%      .92%      1.14%(3)  1.38%  1.44%
    Ratio of net investment income to
      average net assets.............                7.32%     6.75%     6.24%   5.61%     5.77%      4.90%(3)  4.95%  5.22%
    Decrease reflected in above expense
      ratios due to undertakings
      by the Manager.................                 .79%      .41%      .25%    .12%      .01%       .15%(3)   .10%   .01%
    Portfolio Turnover Rate..........               25.74%    38.97%     8.64%   7.21%    55.19%      8.64%     7.21%  55.19%
    Net Assets, end of year (000's Omitted)      $113,439  $158,437   $220,920  $235,619 $219,949   $14,631   $59,057 $70,062
------------------
(1)    From January 15, 1993 (commencement of initial offering)
       to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Pennsylvania Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 1, 1994 through June 30, 1994 to waive receipt of the management fee payable to it by the Series in excess of an annual rate of .50 of 1% (excluding certain expenses as described above) of the Series' average daily net assets and thereafter, had undertaken from July 1, 1994 through July 7, 1994 to reduce the management fee paid by the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $26,631 for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $9,316 during the year ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $27,522 during the year ended April 30, 1995 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Fund pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $226,769 was charged to the Series pursuant to the Class B Distribution Plan and $98,376 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23, 1994, $184,959 and $49,188 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through April 30, 1995, $374,846 and $113,385 were charged to the Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $248,986,025 and $255,289,378, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $2,745,910, consisting of $6,610,872 gross unrealized appreciation and $3,864,962 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, PENNSYLVANIA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Pennsylvania Series (one of the Series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Pennsylvania Series at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              (Ernst & Young LLP Singature Logo)
New York, New York
June 6, 1995

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS

                                                APRIL 30, 1995


                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-97.6%

                                    AMOUNT          VALUE

                                                                                                   -------------   -------------
TEXAS--96.3%
Alliance Airport Authority Inc., Special Facilities Revenue
    (American Airlines Inc., Project):
      7%, 12/1/2011.........................................................                        $  1,550,000   $   1,546,838
      7.50%, 12/1/2029......................................................                           3,800,000       3,882,042
Amarillo Health Facilities Corp., HR (High Plains Baptist Hospital)
    6.562%, 1/3/2022 (Insured; FSA).........................................                           4,500,000       4,621,950
Austin, Utility Systems Revenue, Refunding
    5.75%, 5/15/2024 (Insured; FGIC)........................................                           5,000,000       4,724,100
Bexar County:
    (Detention Facilities) 5.25%, 6/15/2013.................................                           1,975,000       1,786,190
    Refunding, Limited Tax 5%, 6/15/2010....................................                           8,000,000       7,270,400
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding:
    5.70%, 6/1/2004.........................................................                           3,500,000       3,492,405
    6.80%, 12/1/2004........................................................                             850,000         893,920
Brazos River Authority, PCR (Texas Utilities Electric Company)
    7.875%, 3/1/2021........................................................                             500,000         543,350
Burleson Independent School District (Johnson and Tarrant Counties)
    Unlimited Tax School Building and Refunding, Zero Coupon, 8/1/2014......                           1,515,000         458,787
Clear Creek Independent School District,
    Unlimited Tax Schoolhouse 5.50%, 2/1/2015...............................                           1,300,000       1,211,002
Clint Independent School District, Refunding
    7%, 3/1/2015............................................................                             750,000         788,670
Coastal Bend Health Facilities Development Corp.,
    (Incarnate Word Health Service) 6%, 11/15/2022..........................                           2,500,000       2,399,250
Coppell Independent School District (Dallas County)
    Unlimited Tax School Building and Refunding, Zero Coupon, 8/15/2025.....                           2,000,000         294,820
Dallas-Fort Worth Regional Airport, Joint Revenue
    6.625%, 11/1/2021 (Insured; FGIC).......................................                           1,250,000       1,279,988
El Paso Housing Authority, Multi-Family Revenue
    (Section 8 Projects) 6.25%, 12/1/2009...................................                           2,510,000       2,507,440
Grapevine-Colleyville Independent School District,
    Refunding 5.125%, 8/15/2022.............................................                           2,235,000       1,933,566
Gulf Coast Waste Disposal Authority, SWDR
    (Champion International Corp. Project) 7.25%, 4/1/2017..................                           1,000,000       1,040,480
Harris County, Toll Road Revenue, Senior Lien
    5.30%, 8/15/2013 (Insured; AMBAC).......................................                           2,000,000       1,845,580
Harris County Health Facilities Development Corp., Health Care System Revenue
    (Sisters of Charity) 7.10%, 7/1/2021....................................                           1,000,000       1,060,860
     County, PCR, Refunding (Nucor Corp. Project) 7.375%, 8/1/2009..........                             750,000         811,365
Lewisville Independent School District 5.35%, 8/15/2014.....................                           2,750,000       2,538,140
Matagorda County Navigation District No. 1, PCR
    (Collateralized Houston Lighting and Power) 7.875%, 2/1/2019............                             500,000         528,265

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT             VALUE
                                                                                                 ----------------   -------------
TEXAS (CONTINUED)
Montgomery County Health Facilities Development Corp., Hospital Mortgage Revenue
    (Woodlands Medical Center Project) 8.85%, 8/15/2014.....................                       $     585,000    $    625,973
North Central Health Facility Development Corp., Revenue (Presbyterian Health
Care)
    5.90%, 6/1/2021 ........................................................                           2,300,000       2,152,110
North Texas Higher Education Authority, Inc., Student Loan Revenue
    7.25%, 4/1/2003 (Insured; AMBAC)........................................                           1,000,000       1,076,370
Red River Authority, PCR
    (Hoechst Celanese Corp. Project) 6.875%, 4/1/2017.......................                           2,600,000       2,665,052
Sabine River Authority, PCR
    (Texas Utility Co. Project) 7.75%, 4/1/2016.............................                             500,000         515,680
San Antonio:
    Electric and Gas Revenue 5.75%, 2/1/2011................................                           2,000,000       1,983,440
    Refunding 5.75%, 8/1/2013...............................................                           3,000,000       2,917,140
    Water Revenue (Prior Lien) 7.125%, 5/1/2016 (Prerefunded 5/1/1999) (a)..                             750,000         822,195
Texas (Veterans Housing Assistance) 6.80%, 12/1/2023........................                           3,200,000       3,252,800
Texas City Independent School District:
    5%, 8/15/2011...........................................................                           1,030,000         905,205
    5%, 8/15/2012...........................................................                             940,000         819,445
Texas Health Facilities Development Corp., HR, Refunding
    (All Saints Episcopal Hospitals) 6.25%, 8/15/2022 (Insured; MBIA).......                           2,000,000       1,997,160
Texas Higher Education Coordinating Board, College Student Loan Revenue
    7.30%, 10/1/2003........................................................                             800,000         827,856
Texas Housing Agency, Single Family Mortgage Revenue
    9.375%, 9/1/2016 (Insured; FHA).........................................                             480,000         493,632
Texas Municipal Power Agency, Refunding 5.75%, 9/1/2012 (Insured; MBIA)
    (Prerefunded 9/1/2002) (a)..............................................                             775,000         806,907
Texas National Research Laboratory Commission, Financing Corp., LR
    (Superconducting Super Collider) 7.10%, 12/1/2021.......................                           1,000,000       1,015,000
Texas Public Property Finance Corp., Revenue
    (Mental Health and Retardation) 8.875%, 9/1/2011 (Prerefunded 9/1/2001) (a)                          560,000         679,347
Texas Water Resources Finance Authority, Revenue 7.625%, 8/15/2008..........                             400,000         430,508
Tomball Hospital Authority, Revenue, Refunding 6%, 7/1/2013.................                           5,000,000       4,466,100
Tyler Texas Health Facility Development Corp., HR
    (East Texas Medical Center Regional Health) 6.625%, 11/1/2011...........                           1,885,000       1,784,737
West Side Calhoun County Navigation District, SWDR:
    (Union Carbide Chemical and Plastics)
      8.20%, 3/15/2021......................................................                             500,000         539,395
    (Union Carbide Chemicals Project)
      6.40%, 5/1/2023.......................................................                           2,000,000       1,895,640

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT            VALUE
                                                                                                 ------------      -------------
U.S. RELATED-1.3%
Puerto Rico Public Buildings Authority, Guaranteed Public Education and
    Health Facilities 6.875%, 7/1/2012 (Prerefunded 7/1/2002)(a)............                        $  1,000,000    $  1,117,169
                                                                                                                   -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $80,255,009)......................................................                                         $81,248,269
                                                                                                                   =============
SHORT-TERM MUNICIPAL INVESTMENTS-2.4%
TEXAS:
Port Development Corp. of Texas, IDR, VRDN (Pasadena Terminal Co. Inc.)
    4.95% (LOC; ABN-AMRO Bank)(b,c).........................................                        $  1,000,000    $  1,000,000
Trinity River Industrial Development Authority, IDR, VRDN
    (Toys 'R' Us Project) 4.50% (LOC; Bankers Trust) (b,c)..................                           1,000,000       1,000,000
                                                                                                                   -------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $2,000,000).......................................................                                        $  2,000,000
                                                                                                                   =============
TOTAL INVESTMENTS-100.0%
    (cost $82,255,009)......................................................                                         $83,248,269
                                                                                                                   =============

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation    LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company             MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                           Insurance Corporation
FSA           Financial Security Assurance                     PCR     Pollution Control Revenue
HR            Hospital Revenue                                 SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                   VRDN    Variable Rate Demand Notes
LR            Lease Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (D)              OR          MOODY'S             OR         STANDARD & POOR'S         PERCENTAGE OF VALUE
---------                          ---------                      --------------------    -----------------------
AAA                                Aaa                            AAA                               38.9%
AA                                 Aa                             AA                                32.6
A                                  A                              A                                  7.4
BBB                                Baa                            BBB                               19.5
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      1.6
                                                                                                   --------
                                                                                                   100.0%
                                                                                                   ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letters of credit.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to
         be of comparable quality to those rated securities in which the Fund may invest.
See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                               APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $82,255,009)-see statement......................................                                         $83,248,269
    Cash....................................................................                                             110,481
    Interest receivable.....................................................                                           1,662,233
    Receivable for shares of Beneficial Interest subscribed.................                                              30,406
    Prepaid expenses........................................................                                               1,396
                                                                                                                     -----------
                                                                                                                      85,052,785
LIABILITIES:
    Due to Distributor......................................................                            $24,634
    Payable for shares of Beneficial Interest redeemed......................                             86,423
    Accrued expenses........................................................                             20,536          131,593
                                                                                                        --------   -------------
NET ASSETS  ................................................................                                         $84,921,192
                                                                                                                   =============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $83,738,170
    Accumulated undistributed net realized gain on investments..............                                             189,762
    Accumulated net unrealized appreciation on investments-Note 3...........                                             993,260
                                                                                                                   -------------
NET ASSETS at value.........................................................                                         $84,921,192
                                                                                                                  ==============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                           3,291,402
                                                                                                                   =============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                             812,923
                                                                                                                   =============
NET ASSET VALUE per share:
    Class A Shares
      ($68,103,304 / 3,291,402 shares)......................................                                              $20.69
                                                                                                                         =======
    Class B Shares
      ($16,817,888 / 812,923 shares)........................................                                              $20.69
                                                                                                                         =======

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF OPERATIONS                                                                                YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                          $5,624,146
    EXPENSES:
      Management fee-Note 2(a)..............................................                           $485,593
      Shareholder servicing costs-Note 2(c).................................                            269,470
      Distribution fees (Class B shares)-Note 2(b)..........................                             82,303
      Professional fees.....................................................                             13,196
      Prospectus and shareholders' reports..................................                             10,896
      Custodian fees........................................................                             10,805
      Registration fees.....................................................                             10,468
      Trustees' fees and expenses-Note 2(d).................................                                793
      Miscellaneous.........................................................                             12,861
                                                                                                     ----------
                                                                                                        896,385
      Less--Management fee waived due to
          undertaking-Note 2(a).............................................                            485,593
                                                                                                     ----------
            TOTAL EXPENSES..................................................                                             410,792
                                                                                                                    ------------
            INVESTMENT INCOME-NET...........................................                                           5,213,354
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                           $336,502
    Net unrealized appreciation on investments..............................                            460,699
                                                                                                     ----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                             797,201
                                                                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $6,010,555
                                                                                                                    =============



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                        YEAR ENDED APRIL 30,
                                                                                                  -------------------------------
                                                                                                         1994            1995
                                                                                                      ----------     ------------
OPERATIONS:
    Investment income--net..................................................                        $  5,213,286    $  5,213,354
    Net realized gain (loss) on investments.................................                          (9,624)            336,502
    Net unrealized appreciation (depreciation) on investments for the year..                          (3,426,202)        460,699
                                                                                                      ----------    ------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                           1,777,460       6,010,555
                                                                                                      ----------    ------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income--net:
      Class A shares........................................................                          (4,588,600)     (4,315,213)
      Class B shares........................................................                            (624,686)       (898,141)
    From net realized gain on investments:
      Class A shares........................................................                            (484,938)        -
      Class B shares........................................................                             (80,902)        -
    In excess of net realized gain on investments:
      Class A shares........................................................                            (117,512)        -
      Class B shares........................................................                             (19,605)        -
                                                                                                      ----------    ------------
          TOTAL DIVIDENDS...................................................                          (5,916,243)    (5,213,354)
                                                                                                      -----------   ------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                          15,134,395       1,872,238
      Class B shares........................................................                          10,828,176       1,960,522
    Dividends reinvested:
      Class A shares........................................................                           2,405,249       1,978,459
      Class B shares........................................................                             427,887         498,663
    Cost of shares redeemed:
      Class A shares........................................................                         (10,038,595)    (12,622,094)
      Class B shares........................................................                            (873,440)     (1,719,028)
                                                                                                      -----------   ------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                     17,883,672      (8,031,240)
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                          13,744,889      (7,234,039)
NET ASSETS:
    Beginning of year.......................................................                          78,410,342      92,155,231
                                                                                                      -----------  -------------
    End of year.............................................................                         $92,155,231     $84,921,192
                                                                                                   =============  ==============

                                                                                                SHARES
                                                                       --------------------------------------------------
                                                                            CLASS A                                CLASS B
                                                                     ---------------------                  --------------------
                                                                      YEAR ENDED APRIL 30,                  YEAR ENDED APRIL 30,
                                                                     ----------------------                 --------------------
                                                                      1994            1995                  1994           1995
                                                                    ---------      ----------             ---------      -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                           699,480         92,136             498,740         96,542
    Shares issued for dividends reinvested.                           111,346         97,778              19,835         24,656
    Shares redeemed........................                          (466,348)      (636,330)            (40,687)       (86,401)
                                                                    ----------    ------------      -------------  -------------
          NET INCREASE (DECREASE) IN
            SHARES OUTSTANDING.............                           344,478       (446,416)            477,888         34,797
                                                                 ==============   ============     =============  =============
See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                          CLASS A SHARES                CLASS B SHARES
                                                                      ----------------------         --------------------
                                                                        YEAR ENDED APRIL 30,           YEAR ENDED APRIL 30,
                                                                  -----------------------------------------------------------
PER SHARE DATA:                                            1991     1992     1993      1994    1995    1993(1)   1994     1995
                                                           -------  -------  -------   ------  ------- --------  -------  -------
    Net asset value, beginning of year                     $18.58   $19.25   $19.89    $21.23  $20.41   $20.52   $21.23   $20.41
                                                           -------  -------  -------   ------- ------- --------  -------  -------
    INVESTMENT OPERATIONS:
    Investment income--net...........                        1.40     1.36     1.29       1.25   1.22      .33     1.13     1.10
    Net realized and unrealized gain (loss)
      on investments.................                         .67      .69     1.37       (.66)   .28      .71     (.66)     .28
                                                             ------  -------  -------  -------  -------  ------  -------  ------
                                                             2.07     2.05     2.66        .59   1.50     1.04      .47     1.38
    DISTRIBUTIONS:
    Dividends from investment income--net........           (1.40)   (1.36)   (1.29)     (1.25) (1.22)    (.33)   (1.13)   (1.10)
    Dividends from net realized gain
      on investments.................                          --     (.05)    (.03)      (.13)    --       --     (.13)      --
    Dividends in excess of net realized gain
      on investments.................                          --        --      --       (.03)    --       --     (.03)      --
                                                            --------  -------  -------  -------  -------  ------  -------  ------
      TOTAL DISTRIBUTIONS............                       (1.40)    (1.41)   (1.32)    (1.41)  (1.22)   (.33)  (1.29)   (1.10)
                                                            -------   -------  -------  -------  ------- -------  -------  ------
    Net asset value, end of year.....                      $19.25    $19.89   $21.23    $20.41  $20.69  $21.23    $20.41   $20.69
                                                           =======  =======   =======  =======  ======  =======   =======  ======
TOTAL INVESTMENT RETURN(2)...........                       11.54%    10.97%   13.80%     2.62%   7.63%  17.60%(3)  2.05%   7.05%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  --         .15%     .36%      .39%     .37%    .82%(3)   .94%   .89%
    Ratio of net investment income to
      average net assets...........                          7.29%     6.78%    6.18%     5.78%    6.01%   4.81%(3)  5.15%  5.46%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager                     1.27%      .88%     .62%      .55%     .55%    .49%(3)   .54%   .55%
    Portfolio Turnover Rate..........                        1.95%     7.49%   14.94%     9.68%   38.68%  14.94%     9.68% 38.68%
    Net Assets, end of year (000's Omitted)                $15,139   $37,208  $72,037  $76,277  $68,103  $6,373   $15,878  $16,818

--------------------
(1)    From January 15, 1993 (commencement of initial offering)
       to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Texas Series (the "Series"). Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon
Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly-owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securitie s transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED) or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicabl e provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with
the
Manager, the management fee is computed at the annual rate of
 .55
of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The Manager has undertaken from May 1, 1994 to waive receipt of the management fee payable to it by the Series until such time as the net assets of the Series exceed $100 million, regardless of whether they remain at that level. The management fee waived, pursuant to the undertaking, amounted to $485,593 for the year ended April 30, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $128 during the year ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $4,981 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B Shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class
B Distribution Plan") provided that the Fund pays Dreyfus
Service
Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising marketing and PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED) distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agents.
    During the year ended April 30, 1995 $56,193 was charged to the Series pursuant to the Class B Distribution Plan and $26,110 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Service Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The service provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23, 1994, $60,108 and $13,056 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through April 30, 1995, $119,464 and $28,096 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $55,510,096 and $62,782,827, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $993,260, consisting of $2,094,802 gross unrealized appreciation and $1,101,542 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Texas Series (one of the series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Texas Series at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              (Ernst & Young LLP Signature Logo)
New York, New York
June 6, 1995


PREMIER STATE MUNICIPAL BOND FUND, Virginia Series
STATEMENT OF INVESTMENTS                                                                                 APRIL 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                              AMOUNT          VALUE
                                                                                                 -------------------------------
VIRGINIA-90.9%
Alexandria Redevelopment and Housing Authority,
    MFHR, (United Dominion - Parkwood Court) 6.625%, 5/1/2006...............                     $  3,000,000       $  3,103,020
Arlington County Industrial Development Authority,
    Hospital Facility Revenue (Arlington Hospital)
    7.125%, 9/1/2021 (Prerefunded 9/1/2001)(a)..............................                          200,000            225,410
Augusta County Industrial Development Authority, HR
    (Augusta Hospital Corp. Project) 7%, 9/1/2021 (Prerefunded 9/1/2001)(a).                        2,750,000          3,068,203
Chesapeake, Water and Sewer System Revenue, Refunding 6.50%, 7/1/2012.......                        1,000,000          1,033,350
Chesapeake Bay Bridge and Tunnel Commission District, Revenue,
    Refunding-General Resolution 6.375%, 7/1/2022 (Insured; MBIA)...........                        1,500,000          1,518,375
Chesapeake Hospital Authority, Hospital Facility Revenue, Refunding
    (Chesapeake General Hospital) 5.25%, 7/1/2018 (Insured; MBIA)...........                        1,000,000            888,390
Community Housing Finance Corp. Arlington County,
    Collateralized Mortgage Revenue, Refunding (Colonial Village Project):
      6.125%, 12/1/2016 (Insured; FHA)......................................                          900,000            877,338
      6.25%, 6/1/2022 (Insured; FHA)........................................                        1,000,000            970,730
Covington-Alleghany County Industrial Development Authority,
    Hospital Facility Revenue (Alleghany Regional Hospital) 6.875%, 4/1/2022                        1,000,000          1,031,850
Fairfax County Park Authority, Park Facilities Revenue
    6.625%, 7/15/2020.......................................................                        2,665,000          2,640,455
Fairfax County Water Authority, Water Revenue:
    5%, 4/1/2016............................................................                        2,000,000          1,731,200
    6.125%, 1/1/2029 (Prerefunded 1/1/2000)(a)..............................                        2,000,000          2,099,380
    6.697%, 4/1/2029 (b,c)..................................................                        2,000,000          1,760,000
Franklin 6.40%, 1/15/2012...................................................                        1,000,000          1,032,880
Fredericksburg Industrial Development Authority, Hospital Facility Revenue,
Refunding
    (MWH Medicorp Obligation Group) 6.70%, 8/15/2009 (Insured; FGIC)........                          195,000            206,934
Giles County Industrial Development Authority,
    Solid Waste Disposal Facility Revenue (Hoechst Celanese Corp. Project)
    6.625%, 12/1/2022.......................................................                        1,500,000          1,501,455
Hampton Roads Medical College, General Revenue, Refunding 6.875%, 11/15/2016                          500,000            517,420
Harrisonburg Redevelopment and Housing Authority,
    MFHR, Refunding:
      (Battery Heights Project) 7.375%, 11/20/2028..........................                          500,000            525,230
      (Hanover Crossing Apartments Project) 6.35%, 3/1/2023.................                        2,000,000          1,941,380
Henrico County 6.90%, 10/1/2009 (Prerefunded 10/1/1998)(a)..................                          300,000            324,666

PREMIER STATE MUNICIPAL BOND FUND, Virginia Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                 -------------------------------
VIRGINIA (CONTINUED)

Industrial Development Authority of Albermarle County,
    HR, Refunding (Martha Jefferson Hospital):
      5.875%, 10/1/2013.....................................................                     $  2,360,000       $  2,217,196
      5.50%, 10/1/2020......................................................                        1,500,000          1,288,035
Industrial Development Authority of the City of Lynchburg,
    Educational Facilities Revenue (Randolph-Macon Woman's College)
    5.875%, 9/1/2013........................................................                          500,000            488,710
Industrial Development Authority of the City of Williamsburg,
    Hospital Facility Revenue (Williamsburg Community Hospital) 5.75%, 10/1/2022                    2,000,000          1,771,920
Industrial Development Authority of the County of Prince William:
    Hospital Facility Revenue (Potomac Hospital Corp. of Prince William)
      6.85%, 10/1/2025......................................................                        1,000,000          1,029,450
    HR, Refunding (Prince William Hospital)
      5.625%, 4/1/2012......................................................                        1,000,000            907,110
Industrial Development Authority of the Town of West Point,
    SWDR (Chesapeake Corp. Project) 6.375%, 3/1/2019........................                        2,500,000          2,375,175
Mecklenburg County Industrial Development Authority, Revenue
    (Exempt Facility-Mecklenburg Cogeneration) 7.35%, 5/1/2008 (LOC; Fuji Bank) (d)                   500,000            523,030
Nelson County Service Authority, Water and Sewer Revenue, Refunding
    5.50%, 7/1/2018 (Insured; FGIC).........................................                        1,750,000          1,626,590
Newport News Redevelopment and Housing Authority, Mortgage Revenue, Refunding
    (FHA-West Apartments-Section 8) 6.55%, 7/1/2024 (Insured; MBIA).........                        1,500,000          1,520,550
Peninsula Ports Authority, Health System Revenue, Refunding
    (Riverside Health System Project) 6.625%, 7/1/2018......................                          500,000            507,310
Prince William County Park Authority, Revenue
    6.875%, 10/15/2016......................................................                        3,000,000          3,094,710
Rector and Visitors of the University of Virginia, General Revenue Pledge
    5.375%, 6/1/2020........................................................                        4,370,000          3,949,781
Richmond Industrial Development Authority, HR (Retreat Hospital)
    7.35%, 7/1/2021.........................................................                        1,900,000          1,904,313
Richmond Metropolitan Authority, Expressway Revenue, Refunding
    6.375%, 7/15/2016 (Insured; FGIC).......................................                        1,500,000          1,533,870
South Boston Industrial Development Authority, HR
    (Halifax Community Hospital Inc. Project) 7.375%, 9/1/2011..............                          500,000            530,075
Southeastern Public Service Authority, Revenue:
    5.125%, 7/1/2013 (Insured; MBIA)........................................                        7,850,000          7,095,380
    (Regional Solid Waste System):
      10.50%, 7/1/2015 (Prerefunded 7/1/1995) (a)...........................                          250,000            257,705
      6%, 7/1/2017..........................................................                        1,750,000          1,601,828

PREMIER STATE MUNICIPAL BOND FUND, Virginia Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT              VALUE
                                                                                                    ----------------------------
VIRGINIA (CONTINUED)
Upper Occoquan Sewer Authority, Regional Sewer Revenue
    6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001)(a)...............                     $  1,000,000       $  1,091,820
Virginia, Higher Educational Institution 6.60%, 6/1/2009 (Prerefunded 6/1/1998) (a)                   300,000            320,598
Virginia Beach Development Authority:
    Hospital Facility Revenue (Sentara Bayside Hospital) 6.30%, 11/1/2021...                        2,000,000          1,992,320
    Nursing Home Revenue (Sentara Life Care Corp.) 7.75%, 11/1/2021.........                        1,000,000          1,086,990
Virginia College Building Authority, Educational Facilities, Revenue:
    (Hampton University Project) 6.50%, 4/1/2008............................                          350,000            364,633
    (Randolph - Macon College Project) 6.625%, 5/1/2013.....................                        1,000,000          1,028,990
    (Refunding - Washington and Lee University Project) 6.40%, 1/1/2012.....                          500,000            516,045
Virginia Housing Development Authority:
    Commonwealth Mortgage:
      6.95%, 1/1/2010.......................................................                        2,500,000          2,572,075
      6.85%, 1/1/2027.......................................................                        2,000,000          2,027,100
    Multi-Family Refunding 5.90%, 11/1/2017.................................                        2,000,000          1,886,100
Virginia Public Building Authority, Building Revenue 5.75%, 8/1/2012........                        1,000,000            982,730
Virginia Resources Authority, Water and Sewer System Revenue:
    (Lot 7-Rapidan Service Authority) 7.125%, 10/1/2016.....................                          250,000            264,250
    (Lot 9-Frederick County) 6%, 10/1/2012..................................                          500,000            503,905
Virginia Transportation Board, Transportation Contract Revenue, Refunding
    (United States Route 58 Corridor Program) 5.25%, 5/15/2012..............                          250,000            229,150
Washington County Industrial Development Authority,
    Hospital Facility Revenue (First Mortgage - Johnston Memorial Hospital)
7%, 7/1/2022................................................................                          750,000            773,422
Winchester Industrial Development Authority, HR
    2.12%, 1/1/1998 (Insured; AMBAC) (b)....................................                        3,400,000          3,104,030
York County, COP 6.625%, 3/1/2012...........................................                          500,000            522,350
U. S. RELATED-9.1%
Guam Airport Authority, Revenue 6.70%, 10/1/2023............................                        2,000,000          2,025,280
Puerto Rico (Public Improvement):
    7.70%, 7/1/2020 (Prerefunded 7/1/2000) (a)..............................                        1,000,000          1,143,080
    6.80%, 7/1/2021 (Prerefunded 7/1/2002) (a)..............................                        1,000,000          1,112,710
Puerto Rico Highway and Transportation Authority,
    Highway Revenue 6.625%, 7/1/2018 (Prerefunded 7/1/2002) (a).............                        2,000,000          2,204,600
Virgin Islands Public Finance Authority, Revenue, Refunding, Matching Fund
Loan Notes
    7.25%, 10/1/2018........................................................                        1,500,000          1,550,505
                                                                                                                   -------------
TOTAL INVESTMENTS (cost $88,486,910)........................................                                         $88,523,087
                                                                                                                   =============

PREMIER STATE MUNICIPAL BOND FUND, Virginia Series


SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation    LOC     Letter of Credit
COP           Certificate of Participation                     MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                       Insurance Corporation
FHA           Federal Housing Administration                   MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                 SWDR    Solid Waste Disposal Revenue


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (E)              OR          MOODY'S             OR         STANDARD & POOR'S         PERCENTAGE OF VALUE
---------                          ---------                      --------------------    -----------------------
AAA                                Aaa                            AAA                                32.4%
AA                                 Aa                             AA                                 26.4
A                                  A                              A                                  25.8
BBB                                Baa                            BBB                                13.6
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                       1.8
                                                                                                   --------
                                                                                                    100.0%
                                                                                                   ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue
         and to retire the bonds in full at the earliest refunding
         date.
    (b) Inverse Floater Security - the interest rate is subject to change periodically.
    (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally
         to qualified institutional buyers. At April 30, 1995, this security amounted to $1,760,000 or 1.9% of net assets.
    (d)  Secured by letters of credit.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to
         be of comparable quality to those rated securities in which the Fund may invest.
    (g)  At April 30, 1995, the Fund had $23,050,378 (25.3% of
         net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, Virginia Series
STATEMENT OF ASSETS AND LIABILITIES                                                                  APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $88,486,910)-see statement......................................                                         $88,523,087
    Cash....................................................................                                           1,221,322
    Interest receivable.....................................................                                           1,553,168
    Receivable for shares of Beneficial Interest subscribed.................                                             245,395
    Prepaid expenses........................................................                                               5,819
                                                                                                                   -------------
                                                                                                                      91,548,791
LIABILITIES:
    Due to Distributor......................................................                       $  30,831
    Payable for shares of Beneficial Interest redeemed......................                         231,080
    Accrued expenses........................................................                          46,183             308,094
                                                                                                                   -------------
NET ASSETS  ................................................................                                         $91,240,697
                                                                                                                   =============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $93,233,506
    Accumulated net realized capital losses and distributions in
      excess of net realized gain on investments-Note 1(c)..................                                         (2,028,986)
    Accumulated net unrealized appreciation on investments-Note 3(b)........                                             36,177
                                                                                                                   -------------
NET ASSETS at value.........................................................                                         $91,240,697
                                                                                                                   =============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                           3,893,298
                                                                                                                   =============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                           1,797,143
                                                                                                                   =============
NET ASSET VALUE per share:
    Class A Shares
      ($62,427,641 / 3,893,298 shares)......................................                                              $16.03
                                                                                                                         =======
    Class B Shares
      ($28,813,056 / 1,797,143 shares)......................................                                              $16.03
                                                                                                                         =======
See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, Virginia Series
STATEMENT OF OPERATIONS                                                                         YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                          $5,706,766
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $    496,788
      Shareholder servicing costs-Note 2(c).................................                         301,541
      Distribution fees (Class B shares)-Note 2(b)..........................                         134,882
      Professional fees.....................................................                          12,877
      Custodian fees........................................................                           9,551
      Prospectus and shareholders' reports..................................                           7,018
      Registration fees.....................................................                           2,292
      Trustees' fees and expenses-Note 2(d).................................                             814
      Miscellaneous.........................................................                          18,432
                                                                                                ------------
                                                                                                     984,195
      Less-management fee waived due to
          undertaking-Note 2(a).............................................                         496,788
                                                                                                ------------
            TOTAL EXPENSES..................................................                                             487,407
                                                                                                                    ------------
            INVESTMENT INCOME-NET...........................................                                           5,219,359
                                                                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments (including options transactions)-Note 3(a)               $(1,700,519)
    Net realized gain on financial futures-Note 3(a)........................                         48,742
                                                                                                ------------
      NET REALIZED (LOSS)...................................................                                          (1,651,777)
    Net unrealized appreciation on investments..............................                                           1,713,847
                                                                                                                     ------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                              62,070
                                                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $5,281,429
                                                                                                                     ============

See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, Virginia Series
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                        YEAR ENDED APRIL 30
                                                                                                 -------------------------------
                                                                                                       1994            1995
                                                                                                ---------------     -----------
OPERATIONS:
    Investment income-net...................................................                      $ 4,642,019       $  5,219,359
    Net realized (loss) on investments......................................                         (105,697)       (1,651,777)
    Net unrealized appreciation (depreciation) on investments for the year..                       (4,819,942)         1,713,847
                                                                                                 ---------------     -----------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            (283,620)         5,281,429
                                                                                                 ---------------     -----------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net:
      Class A shares........................................................                       (3,641,582)       (3,761,772)
      Class B shares........................................................                       (1,000,437)       (1,457,587)
    From net realized gain on investments:
      Class A shares........................................................                          (48,263)               ---
      Class B shares........................................................                          (16,560)               ---
    In excess of net realized gain on investments:
      Class A shares........................................................                          (72,239)         (120,788)
      Class B shares........................................................                          (24,785)          (53,700)
                                                                                                 ---------------     -----------
          TOTAL DIVIDENDS...................................................                       (4,803,866)       (5,393,847)
                                                                                                 ---------------     -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                       17,318,650          7,081,776
      Class B shares........................................................                       18,814,589          5,599,985
    Dividends reinvested:
      Class A shares........................................................                        2,089,707          2,086,577
      Class B shares........................................................                          582,077            818,920
    Cost of shares redeemed:
      Class A shares........................................................                      (6,302,664)       (11,840,016)
      Class B shares........................................................                        (911,833)        (2,926,642)
                                                                                                 ---------------     -----------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                             31,590,526            820,600
                                                                                                 ---------------     -----------
            TOTAL INCREASE IN NET ASSETS....................................                       26,503,040            708,182
NET ASSETS:
    Beginning of year.......................................................                       64,029,475         90,532,515
                                                                                                 ---------------     -----------
    End of year.............................................................                      $90,532,515       $ 91,240,697
                                                                                                 ===============    ============


                                                                                           SHARES
                                                           --------------------------------------------------------------------
                                                                   CLASS A                              CLASS B
                                                        -------------------------------     -----------------------------------
                                                              YEAR ENDED APRIL 30,             YEAR ENDED APRIL 30,
                                                        -------------------------------     ---------------------------

                                                             1994           1995               1994          1995
                                                        ------------    ---------------    -------------  -------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................               1,010,771         447,976          1,095,592       356,143
    Shares issued for dividends reinvested.                 122,266         132,774             34,099        52,168
    Shares redeemed........................                (370,731)       (761,303)           (53,790)     (187,333)
                                                        ------------    -------------      -------------  ------------
          NET INCREASE (DECREASE)
            IN SHARES OUTSTANDING.........                  762,306        (180,553)         1,075,901       220,978
                                                        ============     ============    -==============  ============
See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, Virginia Series
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.


                                                                      CLASS A SHARES                     CLASS B SHARES
                                                         -------------------------------------    ---------------------------
                                                                   YEAR ENDED APRIL 30,                YEAR ENDED APRIL 30,
                                                         -------------------------------------    ---------------------------
PER SHARE DATA:                                          1992(1)    1993       1994      1995      1993(2)     1994      1995
                                                         -------    -----      -----    ------     -------    ------     -----
    Net asset value, beginning of year........           $15.00    $15.50     $16.80    $16.02     $16.25     $16.80    $16.02
                                                         -------   -------    -------   -------    -------    -------  -------
    INVESTMENT OPERATIONS:
    Investment income-net.....................              .78      1.00       .97        .94        .26        .88      .85
    Net realized and unrealized
      gain (loss) on investments..............              .50      1.31      (.75)       .04        .55       (.75)     .04
                                                         -------    -------   -------   -------    -------   -------   ------
      TOTAL FROM INVESTMENT OPERATIONS........             1.28      2.31       .22        .98        .81        .13      .89
                                                         -------   -------    -------   -------    -------   -------   -------
    DISTRIBUTIONS:
    Dividends from investment income-net......             (.78)   (1.00)      (.97)      (.94)     (.26)      (.88)     (.85)
    Dividends from net realized gain on investments          --      --        (.01)      (.01)       --         --      (.01)
    Dividends in excess of net
      realized gain on investments............               --      --        (.02)      (.03)       --       (.02)     (.03)
                                                         -------  -------    -------   -------   -------    -------     --------
      TOTAL DISTRIBUTIONS.....................            (.78)    (1.01)     (1.00)      (.97)     (.26)      (.91)     (.88)
                                                         -------  -------    -------   -------   -------    -------     --------
    Net asset value, end of year..............           $15.50   $16.80     $16.02     $16.03    $16.80     $16.02    $16.03
                                                         -------  -------    -------   -------   -------    -------     --------
TOTAL INVESTMENT RETURN (3)...................          11.54%(4)  15.32%      1.10%      6.39%   17.22%(4)     .54%     5.83%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...               --      .27%.       46%      .39%     .83%(4)     1.01%      .90%
    Ratio of net investment
      income to average net assets............            6.42%(4)  6.02%      5.64%     5.93%    4.62%(4)     5.02%     5.40%
    Decrease reflected in above expense
      ratios due to undertakings by the Manager           1.22%(4)   .76%       .55%      .55%     .54%(4)      .54%      .55%
    Portfolio Turnover Rate...................            5.96%(5)  9.32%     30.69%    21.60%    9.32%       30.69%    21.60%
    Net Assets, end of year (000's Omitted)...          $23,096    $55,627   $65,279   $62,428   $8,402      $25,254   $28,813

(1)    From August 1, 1991 (commencement of operations) to April 30, 1992.
(2)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, Virginia Series
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Virginia Series (the "Series"). Dreyfus
Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager").
Effective August 24, 1994, the Manager became a direct subsidiar y of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly-owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investmen ts for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    Dividends in excess of net realized gains on investment for financial statement purposes result primarily from losses from securities transactions during the year ended April 30, 1995 which are treated for Federal income tax purposes as arising in Fiscal 1996.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicabl e provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $681,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of
 .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager has undertaken from May 1, 1994 to waive receipt of the management fee payable to it by the Series until such time as the net assets of the Series exceed $100 million, regardless of whether they remain at that level. The management fee waived, pursuant to the undertaking, amounted to $496,788 for the year ended April 30, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $3,688 during the year ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $18,356 from contingent deferred sales charges imposed upon redemptions of the Series' Class B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the
"Class B Distribution Plan") pursuant to Rule 12b-1 under the
Act.
Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus
Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $93,928 was charged to the Series pursuant to the Class B Distribution Plan and $40,954 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23, 1994, $51,924 and $20,477 were
charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through April 30, 1995,
$106,447 and $46,965 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services
Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding options transactions, amounted to
$38,001,237 and $37,871,346, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    In addition, the following table summarizes the Series' call/put options written transactions for the year ended April 30,
1995:



                                                                                                  OPTIONS TERMINATED
                                                                                            ----------------------------
                                                                                                                  NET
                                                                NUMBER OF      PREMIUMS                         REALIZED
                                                                CONTRACTS      RECEIVED          COST           GAIN
                                                            ---------------   ------------    ----------      -----------
    OPTIONS WRITTEN:
    Contracts outstanding April 30, 1994........                   --              --
    Contracts written...........................                   250          $ 172,627
                                                                 ----------   -----------
                                                                   250            172,627
    Contracts terminated;
      Expired...................................                   250            172,627           --           $172,627
                                                                ---------       -----------      ---------    -----------
      Total contracts terminated                                   250           $172,627           --           $172,627
                                                                ---------     ------------       ---------       --------
    Contracts outstanding April 30, 1995........                    --               --
                                                                ===========     ==========

    As a writer of call options, the Series receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Series would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Series would realize a loss, if the price of the financial instrument increases between those dates. At April 30, 1995, there were no
call options written outstanding.
    As a writer of put options, the Series receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Series would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Series would realize a loss, if the price of the financial instrument declines between those dates. At April 30, 1995, there were no put options written outstanding.
    The Series engages in trading financial futures contracts. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1995, there were
no financial futures contracts outstanding.
    (B) At April 30, 1995, accumulated net unrealized appreciation on investments was $36,177, consisting of $2,250,13 0 gross unrealized appreciation and $2,213,953 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, Virginia Series
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, VIRGINIA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Virginia Series (one of the Series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Virginia Series at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                             (Ernst & Young LLP Signature Logo)
New York, New York
June 6, 1995

LETTER TO SHAREHOLDERS
Dear Shareholder:
    As your Fund's annual reporting period ended on April 30, 1995, the net asset value per share for both Class A and Class B shares was $13.86. Income dividends of approximately $.839 per share were paid during the period, for Class A shares, representing a distribution rate per share of 5.78% based on the April 30 closing maximum offering price. Class B shares paid income dividends of approximately $.766 per share, equating to a 5.53% distribution rate per share based on the April 30 closing net asset value. We are pleased to inform you that all dividends paid from net investment income were fully exempt from Federal personal income taxes.*
    The last six months have seen a dramatic change in the behavior of bond market prices. Last November marked the bottom of a severe downtrend. The bellwether 30-year Treasury bond reached a high yield of 8.16% on November 7, after reaching yields as low as 6.17% in January of 1994. These yield adjustments were caused by a series of rate hikes by the Federal Reserve
Board. The Fed took these measures to subdue an economy that seemed to be growing at an inflationary pace. As 1994 drew to a close, the bond market continued to exhibit volatility. Economic indicators showed the overall capacity utilization rate at 85.4%, a 15-year high, and consumer confidence near its five-year high. Both represented strong signs of growth to which the bond market reacted adversely.
    However, during the first quarter of 1995 signs of a slowdown started to take hold as the effect of higher interest rates set in. Existing home sales, new construction and auto sales weakened. More important, jobless claims rose along with inventories, indicating slowing sales. Many forecasters started to revise their expectations for economic growth, and a solid market rally took hold as the threat of inflation began to subside. By the end of the first calendar quarter of 1995, both the bond market and your Series had regained much of the ground lost in 1994. Since then, the first quarter Gross Domestic Product (GDP) report of 2.8% showed a significant drop from the fourth quarter level of 5.1%, and April nonfarm employment declined by 9,000 workers, which clearly turned some bond market skeptics into believers. This follow-through has seen the 30-year
U.S. Treasury Bond dip below the 7% yield level to 6.90% as of May
16. There is now speculation in some market sectors about a possible Federal Reserve lowering of interest rates to avoid recession. Countering this theory are those who claim that these new lower interest-rate levels could actually stimulate the economy during the second half of 1995.
    The unexpected municipal market turnaround was largely fueled by a shortage of securities. This technical phenomenon, which exists in the equity market also, is pronounced in the tax exempt market where new bond issuance is off nearly 50%, and yields on existing municipals have achieved a historically rich status relative to Treasuries. Recent municipal bond trading and spread relations have corrected, a correction that is attributable mostly to the prospect of a Federal flat tax proposal. Such a proposal, if passed, could diminish the tax advantage municipal bonds enjoy by providing more, or total, tax exemption to other investments. A proposal of this kind is at the embryonic stage, and could go through many changes due to the political climate. As a result, we expect the final resolution of any change in our present tax structure to be many months away. The more immediate concern of investors seems to be the scarce municipal supply that is expected to continue. Currently, the estimated net supply of municipal debt in 1995 (estimated new issuance minus bond redemptions and coupon payments) is a negative $50 billion.
    The response of investors to unexpected domestic economic weakness ultimately supported the bond market and your Fund; initial mixed signals, however, and continuous doubts about the dollar caused us to adopt and maintain a cautious market approach with the Fund this year. This means that the Fund's income orientation was emphasized, which was accomplished by holding, when possible, bonds that have coupons higher than what the current market offers. Additionally, any recent portfolio changes reflected what we believe were the best income opportunities and credit risk improvements available to us. As a balance to our defensive strategy, some non-callable bonds were added which have greater sensitivity to market moves. Our efforts to provide more tax-free income and lower volatility diminished, to some extent, the capital appreciation your Fund might otherwise have been able to achieve during the market spike in the first quarter of 1995.
    We have included a current Statement of Investments and recent financial statements for your review, and look forward to serving your investment needs in the future.
                              Sincerely,

                              Richard J. Moynihan
                              Director, Municipal Portfolio
Management
                              The Dreyfus Corporation

May 17, 1995
New York, N.Y.
*  Some income may be subject to the Federal Alternative Minimum
Tax (AMT) for certain shareholders.


PREMIER MUNICIPAL BOND FUND

                                               APRIL 30, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER
MUNICIPAL BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS
MUNICIPAL BOND INDEX
(Exhibit A)


$18,461
Lehman Brothers Municipal Bond
Index*
In Dollars
$17,466
Premier Municipal
Bond Fund
(Class A Shares)
*Source: Lehman Brothers

AVERAGE ANNUAL TOTAL RETURNS
                           CLASS A                                                                 CLASS B
------------------------------------------------------------        -------------------------------------------------------------
                                                                                                            % Return Reflecting
                                                  % Return                                                  Applicable Contingent
                                                  Reflecting                                   % Return        Deferred Sales
                        % Return Without        Maximum Initial                                Assuming No       Charge Upon
Periods ended 4/30/95    Sales Charge       Sales Charge (4.5% )    Periods ended 4/30/95     Redemption        Redemption*
----------------------  ----------------   ----------------------  -----------------------    ------------ ----------------------

1 Year                         6.72%           1.92%                1 Year                        6.15%            3.15%
5 Years                        9.02            8.02                 From Inception (1/15/93)      5.34             4.53
From Inception (11/26/86)      7.43            6.84

Past performance is not predictive of future performance. Share price and investment return fluctuate and share price may be more or less than original cost upon redemption.

The above graph compares a $10,000 investment made in Class A shares of Premier Municipal Bond Fund on 11/26/86 (Inception
Date)
to a $10,000 investment made in the Lehman Brothers Municipal
Bond
Index on that date. For comparative purposes, the value of the Index on 11/30/86 is used as the beginning value on 11/26/86. All dividends and capital gain distributions are reinvested. Performance for Class B shares will differ from the results shown above due to difference in charges and expenses charged to that class.

The Fund invests primarily in municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal
Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.


*Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
                                       APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.7%                                                               AMOUNT             VALUE
                                                                                                --------------    --------------
ALABAMA--1.0%
Courtland Industrial Development Board, SWDR
    (Champion International Corp. Project) 6.375%, 3/1/2029.................                   $    6,000,000  $    5,739,540
ARIZONA--.5%
Tucson Airport Authority, Special Facility Revenue
    (Lockheed Aermod Center, Inc.) 8.70%, 9/1/2019..........................                        2,500,000       2,815,000
COLORADO--9.8%
Dawson Ridge, Metropolitan District Number 1, Refunding:
    Zero Coupon, 10/1/2017..................................................                        9,930,000       2,145,674
    Zero Coupon, 10/1/2022..................................................                       47,535,000       7,298,999
Denver City and County, Airport Revenue:
    7.75%, 11/15/2021.......................................................                        8,000,000       8,370,160
    7.25%, 11/15/2023.......................................................                       10,000,000      10,026,700
    7.50%, 11/15/2023.......................................................                       11,775,000      12,113,178
    7%, 11/15/2025..........................................................                       18,225,000      17,820,041
CONNECTICUT--2.0%
Connecticut Development Authority, First Mortgage Gross Revenue
    (Elim Park Baptist Home, Inc. Project) 9%, 12/1/2020....................                        3,000,000       3,157,410
Connecticut Housing Finance Authority (Housing Mortgage Finance Program)
    6.70%, 11/15/2022.......................................................                        8,500,000       8,710,120
FLORIDA--2.3%
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021...........................                        6,750,000       6,420,802
    (Osceola Power LP) 6.95%, 1/1/2022......................................                        7,500,000       7,192,425
GEORGIA--2.1%
Atlanta, Airport Facilities Revenue, Refunding 7.25%, 1/1/2017..............                        5,000,000       5,345,300
Georgia Municipal Electric Authority, Power Revenue, Refunding
    5.50%, 1/1/2020 (Insured; FGIC) (a).....................................                        4,250,000       3,936,648
Hogansville, Combined Public Utility System Revenue, Refunding
    (Asset Guaranty) 6%, 10/1/2023..........................................                        3,475,000       3,255,102
ILLINOIS-12.4%
Chicago, Skyway Toll Bridge Revenue, Refunding 6.75%, 1/1/2017..............                        5,425,000       5,387,676
Chicago O'Hare International Airport, Special Facility Revenue:
    (American Airlines, Inc. Project) 7.875%, 11/1/2025.....................                        6,000,000       6,258,120
    (United Airlines, Inc.):
      8.20%, 5/1/2018.......................................................                        2,165,000       2,316,290
      8.50%, 5/1/2018.......................................................                        3,500,000       3,751,300
East Chicago, PCR, Refunding (Inland Steel Co. Project Number 10) 6.80%, 6/1/2013                   9,000,000       8,682,210
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility)
      8.75%, 3/1/2010.......................................................                        6,990,000        7,362,008
      8.50%, 9/1/2010.......................................................                        4,535,000        4,737,352
      8.25%, 8/1/2012.......................................................                        4,280,000        4,373,389

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       APRIL 30, 1995
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                --------------    --------------
ILLINOIS (CONTINUED)
Illinois Health Facilities Authority, Revenue:
    (Beverly Farm Foundation) 9.125%, 12/15/2015............................                   $    2,000,000  $    2,144,300
    (Delnor Community Hospital Project) 8%, 5/15/2019 (Prerefunded 5/15/1999) (b)                   5,500,000       6,209,280
Robbins, RRR (Robbins Resource Recovery Partners):
    9.25%, 10/15/2014.......................................................                       10,000,000      10,801,100
    9.25%, 10/15/2016.......................................................                       10,000,000      10,801,100
INDIANA-1.3%
Indianapolis Airport Authority, Special Facilities Revenue
    (Federal Express Corp. Project) 7.10%, 1/15/2017........................                        7,500,000      7,679,325
KENTUCKY-.6%
Perry County, SWDR (TJ International Project) 7%, 6/1/2024..................                        3,500,000      3,435,740
LOUISIANA-4.4%
Lake Charles Non-Profit Housing Development Corp., First Mortgage Revenue,
    Refunding (Chateau Project) 7.875%, 2/15/2025 (Insured; FHA)............                        1,000,000      1,004,280
Louisiana Housing Finance Agency, MFHR, Refunding
    (LaBelle Projects-A) 9.75%, 10/1/2020 (c)...............................                        4,300,000      4,291,314
Louisiana Public Facilities Authority, Revenue (Student Loan) 7%, 9/1/2006..                        3,000,000      3,111,930
Parish of West Feliciana, PCR:
    (Gulf States Utilities - II) 7.70%, 12/1/2014...........................                       10,000,000     10,390,100
    (Gulf States Utilities - III) 7.70%, 12/1/2014..........................                        6,500,000      6,753,565
MARYLAND-.4%
Maryland Community Development Administration, Department of Housing and
    Community Development (Single Family Program) 7.70%, 4/1/2015...........                        2,075,000      2,198,732
MASSACHUSETTS-1.1%
Massachusetts Housing Finance Agency, SFHR 7.95%, 6/1/2023..................                        2,000,000      2,125,860
New England Education Loan Marketing Corp., Student Loan Revenue
    6.90%, 11/1/2009........................................................                        4,000,000      4,118,440
MICHIGAN-2.7%
Greater Detroit Resources Recovery Authority, Revenue:
    9.25%, Series A, 12/13/2008.............................................                        8,440,000      8,876,686
    9.25%, Series D, 12/13/2008.............................................                          250,000        262,935
    9.25%, Series E, 12/13/2008.............................................                        1,000,000      1,051,740
    9.25%, Series H, 12/13/2008.............................................                        2,045,000      2,150,808
Wayne County Building Authority 8%, 3/1/2017 (Prerefunded 3/1/2002) (b).....                        1,500,000      1,759,200
Western Townships Utilities Authority, Sewer Disposal System
    (Limited Tax) 8.20%, 1/1/2018...........................................                        1,500,000      1,673,445
NEBRASKA-.8%
Nebraska Higher Education Loan Program, Revenue 6.40%, 6/1/2013.............                        5,000,000      4,910,400
NEVADA-2.3%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                       13,000,000     13,286,520
NEW HAMPSHIRE-.6%
New Hampshire Housing Finance Authority, Single Family Residential Mortgage
    7.70%, 7/1/2029.........................................................                        3,620,000      3,760,528

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT            VALUE
                                                                                                --------------    --------------
NEW JERSEY-7.2%
Camden County Pollution Control Financing Authority, Solid Waste RRR
    7.50%, 12/1/2010........................................................                   $    2,000,000  $    1,940,940
New Jersey Economic Development Authority, First Mortgage Gross Revenue
    (The Evergreens) 9.25%, 10/1/2022.......................................                       15,000,000      15,717,600
New Jersey Sports and Exposition Authority, Revenue, Refunding
    (Monmouth Park) 8%, 1/1/2025............................................                        4,000,000       4,245,920
New Jersey Turnpike Authority, Turnpike Revenue 6.50%, 1/1/2016.............                       10,000,000      10,550,100
Union County Utilities Authority, Solid Waste Revenue 7.20%, 6/15/2014......                        9,500,000       9,612,670
NEW MEXICO-.3%
New Mexico Educational Assistance Foundation, Student Loan Revenue
    6.85%, 12/1/2005........................................................                        1,730,000       1,766,382
NEW YORK-17.9%
Metropolitan Transportation Authority, Service Contract, Commuter Facilities
    7.50%, 7/1/2016 (Prerefunded 7/1/2000) (b)..............................                        3,000,000       3,397,650
New York City:
    8%, 6/1/2000............................................................                        2,200,000       2,411,574
    7.50%, 2/1/2001.........................................................                        5,000,000       5,373,650
    6%, 5/15/2008...........................................................                        8,970,000       8,579,087
    7.50%, 8/15/2008........................................................                        2,000,000       2,103,340
    7.10%, 2/1/2009.........................................................                        5,000,000       5,126,800
    7%, 2/1/2020............................................................                       10,000,000      10,194,900
    6.625%, 2/15/2025.......................................................                        7,000,000       6,878,550
New York City Industrial Development Agency, Special Facilities Revenue
    (American Airlines, Inc. Project) 8%, 7/1/2020..........................                        3,250,000       3,414,450
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue:
    7%, 6/15/2001...........................................................                        1,735,000       1,942,592
    7.375%, 6/15/2009 (Prerefunded 6/15/1999) (b)...........................                        4,000,000       4,430,760
    7%, 6/15/2015 (Prerefunded 6/15/2001) (b)...............................                          755,000         840,247
New York State Dormitory Authority, Revenue:
    City University System:
      5.75%, 7/1/2018.......................................................                        2,000,000       1,830,340
      7.625%, 7/1/2020 (Prerefunded 7/1/2000) (b)...........................                        4,000,000       4,558,720
    State University Educational Facilities 7%, 5/15/2018 (Prerefunded 5/15/2000) (b)               3,295,000       3,651,025
New York State Energy Research and Development Authority,
    Electric Facilities Revenue:
      (Consolidated Edison Co. of New York, Inc.):
          7.50%, 7/1/2025...................................................                        3,000,000       3,187,080
          7.50%, 1/1/2026...................................................                        2,000,000       2,135,640
      (Long Island Lighting Co.):
          7.15%, 9/1/2019...................................................                        3,650,000       3,535,208
          7.15%, 6/1/2020...................................................                        4,000,000       3,873,000
          7.15%, 2/1/2022...................................................                        7,500,000       7,256,250
New York State Housing Finance Agency, Revenue:
    (Refunding - Health Facilities - New York City) 8%, 11/1/2008...........                        5,000,000       5,537,850
    Service Contract Obligation 7.30%, 3/15/2021 (Prerefunded 9/15/2001) (b)                        5,000,000       5,706,000


PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      APRIL 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                --------------    --------------
NEW YORK (CONTINUED)
New York State Local Government Assistance Corp.
    7%, 4/1/2016 (Prerefunded 4/1/2001) (b).................................                   $    5,500,000   $   6,136,845
New York State Medical Care Facilities Finance Agency, Revenue
    (Mental Health Service Facilities Improvement):
      7.875%, 8/15/2020.....................................................                        1,295,000       1,412,068
      Refunding 7.875%, 8/15/2000...........................................                        1,150,000       1,323,846
NORTH CAROLINA-.4%
Martin County Industrial Facilities and Pollution Control Financing
Authority,
    SWDR (Weyerhaeuser Co.) 6.80%, 5/1/5024.................................                        2,000,000       2,059,300
OHIO-.6%
Gateway Economic Development Corp., Greater Cleveland Excise Tax Revenue
    7.50%, 9/1/2005.........................................................                        3,500,000       3,762,430
OKLAHOMA-.8%
Tulsa Municipal Airport Trust, Revenue (American Airlines, Inc.) 7.375%, 12/1/2020                  4,300,000       4,373,100
PENNSYLVANIA-7.1%
Blair County Hospital Authority, Revenue (Altoona Hospital) 7.247%, 7/1/2013 (a,d)                  5,000,000       5,176,900
Lancaster County Hospital Authority, Revenue (Health Center - United Church
    Homes Project) 9.125%, 10/1/2014 (Prerefunded 10/1/1999) (b)............                        1,465,000       1,725,052
Lehigh County General Purpose Authority, Revenue (Wiley House):
    8.75%, 11/1/2014........................................................                        2,000,000       1,988,880
    9.50%, 11/1/2016........................................................                        3,000,000       3,110,280
Montgomery County Higher Education and Health Authority, Revenue
    (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020.........................                        3,500,000       3,749,655
Pennsylvania Convention Center Authority, Revenue, Refunding 6.70%, 9/1/2014                        8,125,000       8,168,875
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
    (Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (b)                     5,500,000       6,052,640
Philadelphia, Water and Sewer Revenue 7.35%, 9/1/2004.......................                        4,970,000       5,700,689
Philadelphia Hospital and Higher Education Facility Authority, HR
    (Graduate Health Systems) 7.25%, 7/1/2018...............................                        6,100,000       6,139,589
RHODE ISLAND-.4%
Rhode Island Depositors Economic Protection Corp.,
    6.95%, 8/1/2022 (Prerefunded 8/1/2002) (b)..............................                        2,000,000       2,253,560
SOUTH CAROLINA-.5%
Richland-Lexington Airport District, Airport Revenue
    (Colombia Metropolitan Airport) 6.125%, 1/1/2025 (Insured; AMBAC).......                        3,000,000       2,910,000
TENNESSEE-1.6%
Maury County Industrial Development Board, PCR, Refunding
    (Saturn Corp. Project) 6.50%, 9/1/2024..................................                        5,500,000       5,372,675
McMinn County Industrial Development Board, PCR
    (Calhoun Newsprint Co. Project) 7.625%, 3/1/2016........................                        3,000,000       3,129,600
Tennessee Housing Development Agency, Mortgage Finance 6.90%, 7/1/2025......                        1,000,000       1,019,360

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT             VALUE
                                                                                               --------------    --------------

TEXAS-9.9%
Alliance Airport Authority, Special Facilities Revenue
    (American Airlines, Inc. Project):
      7%, 12/1/2011.........................................................                    $  10,700,000   $  10,678,172
      7.50%, 12/1/2029......................................................                        6,000,000       6,129,540
Brazos River Authority, PCR (Texas Utilities Electric Co. Project)
    7.875%, 3/1/2021........................................................                          490,000         532,483
Dallas - Fort Worth International Airport Facility Improvement Corp.,
Revenue:
    (American Airlines, Inc.) 7.50%, 11/1/2025..............................                       13,000,000      13,279,500
    (Delta Airlines, Inc.) 7.125%, 11/1/2026................................                        4,200,000       4,181,646
Gulf Coast Waste Disposal Authority, Revenue
    (Champion International Corp.) 7.45%, 5/1/2026..........................                        7,000,000       7,369,880
Port Corpus Christi Authority, PCR, Refunding
    (Hoechst Celanese Co. Project) 7.50%, 8/1/2012..........................                        4,000,000       4,311,160
Texas Housing Agency, SFMR 7.875%, 9/1/2012.................................                          835,000         861,687
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation
Center)
    8.20%, 10/1/2012 (Prerefunded 10/1/2002) (b)............................                        8,840,000      10,450,118
UTAH-4.0%
Carbon County, SWDR, Refunding:
    (East Carbon Development Corp.) 9%, 7/1/2012............................                        4,000,000       4,157,200
    (Laidlaw Inc./ECDC Project) 7.50, 2/1/2010..............................                        3,300,000       3,369,201
    (Sunnyside Cogeneration) 9.25%, 7/1/2018................................                       15,000,000      16,166,250
VIRGINIA-.5%
Virginia Housing Development Authority, Commonwealth Mortgage
    6.20%, 7/1/2021.........................................................                        3,255,000       3,077,928
WASHINGTON-.5%
Pilchuck Development Public Corp., Industrial Revenue, Refunding (Little Neck
    Properties Project) 6.25%, 8/1/2010 (LOC; US Bank of Washington) (e)....                        3,090,000       3,103,442
WEST VIRGINIA-2.7%
West Virginia Parkways Economic Development and Tourism Authority
    5.831%, 5/16/2019 (Insured; FGIC).......................................                        8,000,000       7,671,920
West Virginia Water Development Authority, Water Development Revenue
    (Loan Program II) 7.50%, 11/1/2029 (Prerefunded 11/1/1999) (b)..........                        1,900,000       2,129,843
Winchester Industrial Development Authority, HR
    .91%, 1/1/1996 (d)......................................................                        3,100,000       3,021,043
    1.52%, 1/1/1997 (d).....................................................                        3,300,000       3,107,841
WYOMING-.5%
Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024....................                        1,575,000       1,588,136
Wyoming Community Development Authority, Single Family Mortgage 8%, 6/1/2021                        1,355,000       1,412,032
U.S. RELATED-.5%
Puerto Rico Commonwealth 6.25%, 7/1/2013 (Insured; MBIA) (c)................                        3,000,000       3,163,980
                                                                                                                --------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $561,324,789)...................                                     $585,139,443
                                                                                                                ==============

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1995
                                                                                                   PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENT-.3%                                                                AMOUNT             VALUE
                                                                                               --------------    --------------
CONNECTICUT;
Connecticut Development Authority, Health Care Revenue, VRDN
    (Corp. Independent Living Project) 4.65% (LOC; Credit Commercial De
France) (e,f)
    (cost $1,600,000).....................................................                     $    1,600,000    $  1,600,000
                                                                                                                ===============
TOTAL INVESTMENTS-100.0%
    (cost $562,924,789).....................................................                                     $586,739,443
                                                                                                                ===============

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FHA           Federal Housing Administration                     RRR     Resource Recovery Revenue
HR            Hospital Revenue                                   SFHR    Single Family Housing Revenue
IDR           Industrial Development Revenue                     SFMR    Single Family Mortage Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
MBIA          Municipal Bond Investors Assurance                 VRDN    Variable Rate Demand Notes
                 Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S                PERCENTAGE OF VALUE
---------                          ---------                      --------------------           -----------------------
AAA                                Aaa                            AAA                                     14.7%
AA                                 Aa                             AA                                       5.4
A                                  A                              A                                       16.0
BBB                                Baa                            BBB                                     36.8
BB                                 Ba                             BB                                       6.1
F-1+, F-1                          MIGI, VMIG1 & P1               SP1 & A1                                  .3
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                           20.7
                                                                                                       --------
                                                                                                         100.0%
                                                                                                       ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (b)  Bonds which are prerefunded are collateralized by U.S.
Government
    securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Purchased on delayed delivery basis.
    (d) Inverse floater security - the interest rate is subject to change periodically.
    (e)  Secured by letter of credit.
    (f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's or Standard &
    Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.

PREMIER MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                          APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $562,924,789)--see statement....................................                                     $586,739,443
    Cash....................................................................                                        3,714,719
    Interest receivable.....................................................                                       12,777,511
    Receivable for shares of Beneficial Interest subscribed.................                                          411,409
    Prepaid expenses........................................................                                           43,237
                                                                                                                --------------
                                                                                                                  603,686,319
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $   271,255
    Due to Distributor......................................................                         164,327
    Payable for investment securities purchased.............................                       7,575,713
    Payable for shares of Beneficial Interest redeemed......................                         459,008
    Accrued expenses........................................................                         189,066        8,659,369
                                                                                                  ------------   --------------
NET ASSETS  ................................................................                                     $595,026,950
                                                                                                                 ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $589,802,839
    Accumulated net realized capital losses and distributions in excess of
      net realized gain on investments......................................                                     (18,590,543)
    Accumulated net unrealized appreciation on investments-Note 3(b)........                                       23,814,654
                                                                                                               --------------
NET ASSETS at value.........................................................                                     $595,026,950
                                                                                                               ===============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                       35,756,494
                                                                                                                 ==============
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                        7,170,392
                                                                                                                ===============
NET ASSET VALUE per share:
    Class A Shares
      ($495,615,827 / 35,756,494 shares)....................................                                           $13.86
                                                                                                                       =======
    Class B Shares
      ($99,411,123 / 7,170,392 shares)......................................                                           $13.86
                                                                                                                       =======

See notes to financial statements.


PREMIER MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                                YEAR ENDED APRIL 30, 1995

INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                     $ 43,228,502
    EXPENSES:
      Management fee--Note 2(a).............................................                   $   3,361,698
      Shareholder servicing costs--Note 2(c)................................                       1,974,564
      Distribution fees (Class B shares)-Note 2(b)..........................                         489,529
      Custodian fees........................................................                          58,925
      Professional fees.....................................................                          56,881
      Registration fees.....................................................                          52,938
      Prospectus and shareholders' reports..................................                          52,285
      Trustees' fees and expenses--Note 2(d)................................                          26,203
      Miscellaneous.........................................................                          45,341
                                                                                                --------------
          TOTAL EXPENSES....................................................                                        6,118,364
                                                                                                                 --------------
          INVESTMENT INCOME--NET............................................                                       37,110,138
                                                                                                                 --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments (including options transactions)--Note 3(a)               $(15,841,048)
    Net realized gain on financial futures--Note 3(a).......................                      (1,236,099)
                                                                                                --------------
      NET REALIZED (LOSS)...................................................                                      (17,077,147)
    Net unrealized appreciation on investments..............................                                       17,971,750
                                                                                                                 --------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                          894,603
                                                                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $ 38,004,741
                                                                                                                 ==============




See notes to financial statements.


PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                      YEAR ENDED APRIL 30,
                                                                                              --------------------------------
                                                                                                     1994             1995
                                                                                               --------------    --------------
OPERATIONS:
    Investment income--net..................................................                     $ 38,105,215    $ 37,110,138
    Net realized (loss) on investments......................................                       (1,468,275)    (17,077,147)
    Net unrealized appreciation (depreciation) on investments for the year..                      (29,828,947)     17,971,750
                                                                                               ---------------   -------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                        6,807,993      38,004,741
                                                                                                --------------   --------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income--net:
      Class A shares........................................................                      (34,640,947)    (31,608,832)
      Class B shares].......................................................                       (3,464,268)     (5,501,306)
    From net realized gain on investments:
      Class A shares........................................................                       (1,935,559)      ---
     Class B shares........................................................                          (249,175)      ---
    In excess of net realized gain on investments:
      Class A shares........................................................                          (39,975)      ---
      Class B shares........................................................                           (5,146)      ---
                                                                                                --------------  --------------
          TOTAL DIVIDENDS...................................................                      (40,335,070)    (37,110,138)
                                                                                                --------------   --------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                      104,748,904      30,432,598
      Class B shares........................................................                       83,821,633      14,763,131
    Dividends reinvested:
      Class A shares........................................................                       22,085,600      18,464,043
      Class B shares........................................................                        2,282,208       3,214,657
    Cost of shares redeemed:
      Class A shares........................................................                      (80,102,730)    (99,967,298)
      Class B shares........................................................                       (4,090,771)    (14,454,418)
                                                                                                --------------    --------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                 128,744,844     (47,547,287)
                                                                                                --------------   --------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                       95,217,767     (46,652,684)
NET ASSETS:
    Beginning of year.......................................................                      546,461,867     641,679,634
                                                                                                --------------  --------------
    End of year.............................................................                     $641,679,634    $595,026,950
                                                                                               ===============   =============


                                                                                         SHARES
                                                      ------------------------------------------------------------------------
                                                                   CLASS A                                 CLASS B
                                                      --------------------------------        --------------------------------

                                                             YEAR ENDED APRIL 30,                  YEAR ENDED APRIL 30,
                                                       --------------------------------       --------------------------------

                                                            1994             1995            1994             1995
                                                       --------------    --------------       --------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................              7,100,350        2,241,162                 5,676,601       1,080,646
    Shares issued for dividends reinvested.              1,502,278        1,354,808                   155,727         235,883
    Shares redeemed........................             (5,500,645)      (7,383,625)                 (281,527)     (1,070,587)
                                                       --------------    --------------       --------------    --------------
          NET INCREASE (DECREASE)
            IN SHARES OUTSTANDING....                    3,101,983       (3,787,655)                5,550,801         245,942
                                                       ==============    ===========          ==============    ==============

See notes to financial statements.


PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.



                                                        CLASS A SHARES                                   CLASS B SHARES
                                              --------------------------------------------------   ---------------------------
                                                    YEAR ENDED APRIL 30,                               YEAR ENDED APRIL 30,
                                              --------------------------------------------------   ---------------------------
PER SHARE DATA:                               1991       1992       1993       1994      1995      1993(1)     1994      1995
                                              -------   -------    -------   -------     -------   -------    ------   -------

    Net asset value, beginning of year        $12.77    $13.28     $13.75    $14.45      $13.81    $14.02     $14.45    $13.81
                                              -------  -------     -------   -------     -------   -------    -------   -------
    INVESTMENT OPERATIONS:
    Investment income--net...........            .98       .94        .92       .89         .84       .24         .80      .77
    Net realized and unrealized gain (loss)
      on investments.................            .51       .49        .91      (.59)         05       .43        (.59)     .05
                                              -------  -------     -------   -------     -------   -------    -------   -------
      TOTAL FROM INVESTMENT OPERATIONS          1.49      1.43       1.83       .30         .89       .67         .21      .82
                                              -------  -------     -------   -------     -------   -------    -------   -------
    DISTRIBUTIONS:
    Dividends from investment income--net       (.98)     (.94)      (.92)     (.89)       (.84)     (.24)       (.80)    (.77)
    Dividends from net realized gain
      on investments.................             --      (.02)      (.21)     (.05)         --        --        (.05)      --
    Dividends in excess of net realized gain
      on investments.................             --        --         --        --          --        --          --       --
                                              -------  -------     -------   -------     -------   -------    -------   -------
      TOTAL DISTRIBUTIONS............            (.98)    (.96)     (1.13)    (.94)       (.84)     (.24)       (.85)    (.77)
                                              -------  -------     -------   -------     -------   -------    -------   -------
    Net asset value, end of year.....          $13.28   $13.75     $14.45   $13.81       $13.86   $14.45      $13.81   $13.86
                                              =======  =======     =======   =======     =======   =======    =======   =======
TOTAL INVESTMENT RETURN(2)...........           12.13%   11.08%     13.76%    1.84%        6.72%   16.80%(3)    1.26%    6.15%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets       .22%     .54%       .74%     .85%        .92%     1.15%(3)    1.40%     1.44%
    Ratio of net investment income to
      average net assets.............             7.43%   6.90%      6.43%    6.01%       6.16%     5.13%(3)    5.33%     5.62%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager           .82%    .40%       .20%      06%          --      .10%(3)     .05%       --
    Portfolio Turnover Rate..........            41.30%  50.72%     30.99%   22.15%      38.60%    30.99%      22.15%    38.60%
    Net Assets, end of year (000's Omitted)   $247,195  $388,793  $526,606 $546,036    $495,616   $19,855     $95,643   $99,411

(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.



See notes to financial statements.

PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act")
as a diversified, open-end management investment company.
Dreyfus Service
Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The
Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI
Holdings, Inc., the parent company of which is Boston
Institutional Group,
Inc.
    The Fund offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the
Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices
(as obtained by the Service from dealers in such securities) and asked prices
(as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type;
indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities
transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly.
Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $7,557,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1,
1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 21\2%
of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended April 30, 1995.
    Dreyfus Service Corporation retained $17,249 during the year ended April
30, 1995 from commissions earned on sales of the Fund's Class A shares.
    Prior to August 24, 1994, Dreyfus Service Corporation retained $63,511 from contingent deferred sales charges imposed upon redemptions of the Fund's
Class B shares.
    (B) On August 3, 1994, the Fund's shareholders approved a revised
Distribution Plan with respect to Class B shares (the "Class B
Distribution
Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B
Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Fund's Class B shares at an annual rate of
 .50 of 1% of
the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class B
Distribution Plan") provided that the Fund pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Fund's Class B shares average daily net assets, for costs and expenses in connection with advertising, marketing and distributing the Fund's Class B shares. Dreyfus Service
Corporation made payments to one or more Service Agents based on the value of the Fund's Class B shares owned by clients of the Service Agent.

    During the year ended April 30, 1995, $334,342 was charged to the Fund pursuant to the Class B Distribution Plan and $155,187 was charged to the
Fund pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder
PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the
Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to
Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23,
1994, $425,801 and $77,593 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $857,479 and $167,171 were charged to the Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services
Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or
Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3--SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding option transactions, amounted to $400,684,880 and $436,203,780, respectively, for the year ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    In addition, the following table summarizes the Fund's call/put options written transactions for the year ended April 30, 1995.

                                                                                                  OPTIONS TERMINATED
                                                                                          --------------------------------
                                                                                                                 NET
                                                               NUMBER OF       PREMIUMS                        REALIZED
                                                                CONTRACTS      RECEIVED          COST            GAIN
                                                            --------------   -------------   --------------    --------------
    OPTIONS WRITTEN:
    Contracts outstanding April 30, 1994....                        400      $   296,552
    Contracts written.......................                     20,900        9,035,735
                                                            --------------  --------------
                                                                 21,300        9,332,287
                                                            --------------  --------------
    Contracts terminated:
      Closed................................                      5,250        2,541,539        $1,851,372     $   690,167
      Exercised.............................                      3,195        2,999,705            ---            ---
      Expired...............................                     12,855        3,791,043            ---          3,791,043
                                                            --------------  --------------    --------------   --------------
          Total contracts terminated........                     21,300        9,332,287        $1,851,372       $4,481,210
                                                            ==============  ==============    ==============   ==============
    Contracts outstanding April 30, 1995....                     ---             ---
                                                            ==============  ==============

    As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premiums, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates.

PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premiums, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument decreases between those dates.
    The Fund is engaged in trading financial futures contracts. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to
"mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately
10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 1995, there were no financial futures contracts outstanding.
    (B) At April 30, 1995, accumulated net unrealized appreciation on investments was $23,814,654, consisting of $28,183,278 gross unrealized appreciation and $4,368,624 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER MUNICIPAL BOND FUND
    We have audited the accompanying statement of assets and liabilities of
Premier Municipal Bond Fund, including the statement of investments, as of
April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Municipal Bond Fund at April 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                           (Ernst & Young LLP Signature Logo)
New York, New York
June 1, 1995

PREMIER MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April
30, 1995 as "exempt-interest dividends" (not generally subject to regular
Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.



PREMIER MUNICIPAL
BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.
Annual Report
PREMIER MUNICIPAL
BOND FUND
April 30, 1995



(Dreyfus Logo)

LETTER TO SHAREHOLDERS
Dear Shareholder:
    At the close of your Series' fiscal year on April 30, 1995, the
net asset value for Class A shares was $12.74, which was $.14
(1.11%)
higher than the closing net asset value one year ago. Income dividends of approximately $.754 per share were paid during this period, which translates into a distribution rate per share of 5.65%, based on the
April 30 closing maximum offering price.
    The net asset value for Class B shares was $12.75, which was $.14 (1.11%)
higher than the closing net asset value one year ago. Income dividends of approximately $.692 per share were paid during this period, which translates into a distribution rate per share of 5.43% based on the April 30 closing net asset value.
    We are pleased to report that all dividends paid from the net investment income during this period were exempt from Federal and State of Arizona personal income taxes.*
    The past fiscal year was marked by market turbulence and mixed economic signals. The Series saw both sides of the volatile market as the Bond Buyer
25 Bond Revenue Index moved approximately 117 basis points. We attempted to manage the Series through these difficult times by purchasing defensive coupons to balance the discount holdings in the portfolio and by shortening the average duration of the portfolio.
    Factors which negatively affected the performance of the Series during the past fiscal year included interest rate increases by the Federal Reserve
Board, inflation pressures, and certain conditions in the municipal marketplace. By the first quarter of 1995, however, these pressures had abated and both the market and the Series began a strong recovery.
    As your Series' fiscal year progressed, new issuance of municipal bonds in the specialty state sector became progressively thin, which forced secondary market prices to high levels. Supply continued to be scant after the New Year, but our investment posture remained unchanged. Because we did not chase the roller-coaster market as it moved through the second and third fiscal quarters, the Series was well positioned to capitalize on the market strength which materialized during the last fiscal quarter. As a result, your
Series was able to rebound to its current level.
    Overall, we view the prospect of a continuation of the current market rally with a cautious eye, since it appears that much of the appreciation expected for 1995 is already behind us. With this in mind, the Series remains fully invested to seek to take advantage of any additional market run-up in an environment witnessing a continued scarcity of securities, and to seek a high level of tax exempt income.
    We have included a current Statement of Investments and recent financial statements for your review. We appreciate your investment in the Series and look forward to serving your investment needs in the future.
                              Sincerely,
                              [Richard J. Moynihan signature
logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio
                              Management
                              The Dreyfus Corporation

May 16, 1995
New York, N.Y.
 *Some income may be subject to the Federal Alternative Minimum
Tax (AMT) for certain shareholders.

PREMIER STATE MUNICIPAL BOND FUND,               APRIL 30, 1995
ARIZONA SERIES

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER
STATE MUNICIPAL BOND FUND, ARIZONA SERIES CLASS A SHARES AND THE
LEHMAN BROTHERS MUNICIPAL BOND INDEX

In Dollars
$11,698
Lehman Brothers Municipal Bond Index*
$11,383
Premier State
Municipal Bond Fund, Arizona Series
(Class A Shares)
*Source: Lehman Brothers
AVERAGE ANNUAL TOTAL RETURNS



                                       CLASS A                                                        CLASS B
                           ______________________________                               _________________________________________
                                                                                                              % Return Reflecting
                                              % Return                                                      Applicable Contingent
                                             Reflecting                                  % Return               Deferred Sales
                        % Return Without   Maximum Initial                              Assuming No              Charge Upon
Periods ended 4/30/95     Sales Charge    Sales Charge (4.5%)   Periods ended 4/30/95   Redemption               Redemption*
_____________________   ________________  ___________________  _______________________  ___________         _____________________
1 Year                         7.41%           2.61%           1 Year                     6.88%                    3.88%
From Inception (9/3/92)        6.83            4.99            From Inception (1/15/93)   5.85                     5.04

Past performance is not predictive of future performance. Share price and investment return fluctuate and share price may be more or less than original cost upon redemption.
The above graph compares a $10,000 investment made in Class A shares of
Premier State Municipal Bond Fund, Arizona Series on 9/3/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes the value of the Index on 8/31/92 is used as the beginning value on 9/3/92. All dividends and capital gain distributions are reinvested. Performance for Class B shares will differ from the results shown above due to difference in charges and expenses charged to that class.
The Series invests primarily in Arizona municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.
Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to Arizona municipal obligations, the
Index is not state-specific. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.
*Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.


PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
STATEMENT OF INVESTMENTS
                                                                                                   APRIL 30, 1995
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-90.7%                                                             AMOUNT         VALUE
                                                                                             _____________    __________________
ARIZONA-84.1%
Arizona Board of Regents - Arizona State University, System Revenue,
Refunding:
    6.125%, 7/1/2015........................................................                   $     100,000   $     101,303
    5.50%, 7/1/2019.........................................................                         750,000         699,683
Arizona Educational Loan Marketing Corp., Educational Loan Revenue
    6.375%, 9/1/2005........................................................                         100,000         104,422
Arizona Health Facilities Authority, Hospital System Revenue, Refunding
    (Samaritan Health System) 5.625%, 12/1/2015 (Insured; MBIA).............                         700,000         672,350
Casa Grande Industrial Development Authority, PCR
    (Frito-Lay, Inc. Pollution Control Project) 6.60%, 12/1/2010 (Guaranteed; Pepsico)               200,000         205,036
Chandler, Water and Sewer Revenue, Refunding 6.25%, 7/1/2013 (Insured; FGIC)                         200,000         205,026
Douglas Industrial Development Authority, IDR, Refunding (KMart Corp.
Project)
    6%, 1/1/2003............................................................                         460,000         459,673
Glendale, Improvement Revenue, District Number 59 6%, 1/1/2013..............                         100,000          98,917
Maricopa County Hospital District Number 1, Hospital Facilities, Refunding:
    6.25%, 6/1/2010 (Insured; FGIC).........................................                         100,000         104,302
    6.125%, 6/1/2015 (Insured; FGIC)........................................                         200,000         201,666
Maricopa County Industrial Development Authority:
    Health Facility Revenue (Catholic Healthcare West) 5.50%, 7/1/2010 (Insured; MBIA)               500,000         484,460
    MFHR, Refunding (Laguna Private Apartments Project) 6.75%, 7/1/2019.....                       1,000,000       1,007,670
Maricopa County Pollution Control Corp., PCR, Refunding
    (Public Service Co.-Palo Verde) 6.375%, 8/15/2023.......................                       1,000,000         913,060
Maricopa County School District:
    Number 6 (Washington Elementary) 6%, 7/1/2009 (Insured; AMBAC)..........                         200,000         207,908
    Number 28 (Kyrene Elementary) 6%, 7/1/2013 (Insured; AMBAC)
      (Prerefunded 7/1/2001) (a)............................................                         175,000         183,615
    School Improvement Number 3 (Tempe Elementary) 6%, 7/1/2008
      (Prerefunded 7/1/2006) (a)............................................                         100,000         101,824
Maricopa County Stadium District, Revenue 5.50%, 7/1/2013 (Insured; MBIA)...                       1,000,000         954,600
Maricopa County Unified School District, School Improvement:
    Chandler, Refunding 6.40%, 7/1/2010 (Insured; FGIC).....................                         300,000         312,732
    Gilbert, Refunding, Zero Coupon, 7/1/2005 (Insured; FGIC) (b)...........                       1,860,000       1,049,914
    Paradise Valley 5.875%, 7/1/2012 (Insured; FGIC)........................                         200,000         198,380
    Scottsdale 6%, 7/1/2012 (Prerefunded 7/1/2002) (a)......................                         100,000         105,854
City of Mesa 5.70%, 7/1/2008 (Insured; MBIA)................................                         300,000         299,421
Navajo County Pollution Control Corp., PCR, Refunding (Arizona Public Service
Co.)
    5.875%, 8/15/2028 (Insured; AMBAC)......................................                       1,000,000         967,990
City of Phoenix, Refunding:
    5.10%, 7/1/2013.........................................................                         750,000         675,848
    Street and Highway User Revenue:
      6.60%, 7/1/2007.......................................................                         250,000         267,905
      6.25%, 7/1/2011 (Insured; FGIC).......................................                         200,000         206,456
Phoenix Civic Improvement Corp.:
    Wastewater System Lease Revenue:
      6.125%, 7/1/2014 (Prerefunded 7/1/2003) (a)...........................                         100,000         107,924
      6.125%, 7/1/2023 (Prerefunded 7/1/2003) (a)...........................                         500,000         539,095

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        APRIL 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT          VALUE
                                                                                                    _______          ______

ARIZONA (CONTINUED)
Phoenix Civic Improvement Corp. (continued):
    Water Systems Revenue 5.40%, 7/1/2014...................................                    $  1,000,000   $     926,730
Phoenix Industrial Development Authority, SFMR
    6.30%, 12/1/2012 (Insured: FNMA, GNMA) (c)..............................                       1,000,000         987,380
Pima County, Tuscon Unified School District Number 1, School Improvement:
    6.10%, 7/1/2010 (Insured; FGIC).........................................                         100,000         101,958
    5.875%, 7/1/2014 (Insured; FGIC)........................................                       1,000,000         992,520
Pima and Maricopa Counties Industrial Development Authority, Multi-Family
Revenue
    5.875%, 1/1/2029 (Insured; FNMA)........................................                         500,000         456,180
Salt River Agricultural Improvement and Power District,
    Electric System Revenue (Salt River Project):
      6%, 1/1/2013..........................................................                         150,000         150,185
      5.50%, 1/1/2028.......................................................                       1,000,000         901,070
      Refunding 5.75%, 1/1/2013.............................................                         200,000         193,942
City of Scottsdale Municipal Property Corp., Excise Tax Revenue, Refunding
    6.25%, 11/1/2014 (Insured; FGIC)........................................                         100,000         101,976
City of Tempe 6%, 7/1/2009..................................................                         200,000         204,512
City of Tuscon, Refunding:
    6.10%, 7/1/2012 (Insured; FGIC).........................................                         250,000         253,300
    Water System Revenue:
      5.75%, 7/1/2012.......................................................                         100,000          98,384
      5.75%, 7/1/2018.......................................................                         500,000         478,385
University of Arizona, COP (Administrative and Packaging Facility Project)
    6%, 7/15/2023 (Insured; MBIA)...........................................                       1,000,000         989,160
University of Arizona Medical Center Corp., HR, Refunding
    6.25%, 7/1/2010 (Insured; MBIA).........................................                         200,000         207,032
U.S. RELATED-6.6%
Commonwealth of Puerto Rico, Refunding 6%, 7/1/2014.........................                         400,000         391,492
Puerto Rico Electric Power Authority, Power Revenue:
    6%, 7/1/2010............................................................                         550,000         541,876
    6.25%, 7/1/2017.........................................................                         520,000         517,473
                                                                                                                     _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $20,297,684)....................                                     $19,930,589
                                                                                                                 ===========
SHORT_TERM MUNICIPAL INVESTMENTS-9.3%
ARIZONA;
Pima County, Industrial Development Authority, Industrial Revenue, VRDN
    (Tuscon Electric Power-Ivington Project):
      4.70%, 7/1/2022 (LOC; Societe Generale) (d)...........................                    $  1,950,000    $  1,950,000
      4.70%, 10/1/2022 (LOC; Bank of America) (d)...........................                         100,000         100,000
                                                                                                                   _________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $2,050,000)...................                                     $  2,050,000
                                                                                                                ============
TOTAL INVESTMENTS-100.0%
    (cost $22,347,684)......................................................                                     $21,980,589
                                                                                                               =============

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Association
FNMA          Federal National Mortgage Association              MFHR    Multi-Family Housing Revenue
GNMA          Government National Mortgage Association           PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)

FITCH (E)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
_____                              _____                            __________                           ____________
AAA                                Aaa                                  AAA                                 48.6%
AA                                 Aa                                   AA                                  19.4
A                                  A                                    A                                   16.4
BBB                                Baa                                  BBB                                  2.1
BB                                 Ba                                   BB                                   4.2
F1+                                VMIG1                                SP1                                  9.3
                                                                                                           ------
                                                                                                           100.0%
                                                                                                           ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Bonds which are prerefunded are collateralized by U.S.
Government
    securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Wholly held by the custodian in a segregated account as collateral for a delayed delivery security.
    (c)  Purchased on a when-issued basis.
    (d) Secured by letter of credit. Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
STATEMENT OF ASSETS AND LIABILITIES              APRIL 30, 1995

ASSETS:
    Investments in securities, at value
      (cost $22,347,684)-see statement......................................                                     $21,980,589
    Interest receivable.....................................................                                         354,387
    Receivable for shares of Beneficial Interest subscribed.................                                          29,558
    Prepaid expenses........................................................                                          11,230
    Due from The Dreyfus Corporation........................................                                           8,185
                                                                                                                     _______
                                                                                                                  22,383,949
LIABILITIES:
    Due to Distributor......................................................                   $       7,815
    Due to Custodian........................................................                          94,110
    Payable for investment securities purchased.............................                       1,003,150
    Payable for shares of Beneficial Interest redeemed......................                              13
    Accrued expenses and other liabilities..................................                          51,116       1,156,204
                                                                                                     _______          ______
NET ASSETS  ................................................................                                     $21,227,745
                                                                                                                  ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                     $21,938,293
    Accumulated net realized (loss) on investments..........................                                        (343,453)
    Accumulated net unrealized (depreciation) on investments-Note 3.........                                        (367,095)
                                                                                                                     _______
NET ASSETS at value.........................................................                                     $21,227,745
                                                                                                                ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                       1,018,275
                                                                                                                  ==========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         647,399
                                                                                                                  ==========
NET ASSET VALUE per share:
    Class A Shares
      ($12,972,013 / 1,018,275 shares)......................................                                          $12.74
                                                                                                                      ======
    Class B Shares
      ($8,255,732 / 647,399 shares).........................................                                          $12.75
                                                                                                                      ======



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES

STATEMENT OF OPERATIONS              YEAR ENDED APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                     $1,173,115
    EXPENSES:
      Management fee-Note 2(a)..............................................                       $ 106,761
      Shareholder servicing costs-Note 2(c).................................                          68,466
      Distribution fees (Class B shares)-Note 2(b)..........................                          37,203
      Auditing fees.........................................................                           8,357
      Prospectus and shareholders' reports..................................                           6,495
      Organization expenses.................................................                           4,600
      Registration fees.....................................................                           2,360
      Custodian fees........................................................                           2,269
      Legal fees............................................................                           1,819
      Trustees' fees and expenses-Note 2(d).................................                             195
      Miscellaneous.........................................................                           9,833
                                                                                                       _____
                                                                                                     248,358
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                         210,380
                                                                                                       _____
            TOTAL EXPENSES..................................................                                          37,978
                                                                                                                      ______
            INVESTMENT INCOME-NET...........................................                                       1,135,137
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                       $(343,444)
    Net unrealized appreciation on investments..............................                         602,025
                                                                                                       _____
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         258,581
                                                                                                                      ______

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,393,718
                                                                                                                  ==========



See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    YEAR ENDED APRIL 30,
                                                                                               ______________________________
                                                                                                   1994            1995
                                                                                               ______________   _____________
OPERATIONS:
    Investment income-net...................................................                   $     748,595    $  1,135,137
    Net realized (loss) on investments......................................                            --          (343,444)
    Net unrealized appreciation (depreciation) on investments for the year..                      (1,152,136)        602,025
                                                                                                     _______         ______
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...                        (403,541)      1,393,718
                                                                                                     _______          ______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................                        (524,294)       (722,637)
      Class B shares........................................................                        (224,301)       (412,500)
    Net realized gain on investments:
      Class A shares........................................................                          (5,370)             _
      Class B shares........................................................                          (2,805)             _
                                                                                                     _______          ______
          TOTAL DIVIDENDS...................................................                        (756,770)     (1,135,137)
                                                                                                      ______         _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                       8,029,274       3,423,651
      Class B shares........................................................                       5,684,625       2,606,355
    Dividends reinvested:
      Class A shares........................................................                         282,465         336,271
      Class B shares........................................................                          94,531         161,187
    Cost of shares redeemed:
      Class A shares........................................................                        (736,531)     (3,489,944)
      Class B shares........................................................                        (534,479)     (1,143,645)
                                                                                                  __________     ___________
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......                      12,819,885       1,893,875
                                                                                                  __________     ___________
            TOTAL INCREASE IN NET ASSETS....................................                      11,659,574       2,152,456
NET ASSETS:
    Beginning of year.......................................................                       7,415,715      19,075,289
                                                                                                 ___________     ___________
    End of year.............................................................                     $19,075,289     $21,227,745
                                                                                                 ===========     ===========

                                                                                            SHARES
                                                                              __________________________________
                                                                            CLASS A                          CLASS B
                                                                        _______________                  _______________

                                                                      YEAR ENDED APRIL 30,            YEAR ENDED APRIL 30,

                                                                      1994          1995              1994            1995
                                                                     ______        _______           _______         _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                         594,166        281,816           420,705         206,514
    Shares issued for dividends reinvested.                          21,163         27,031             7,085          12,967
    Shares redeemed........................                         (54,791)      (283,309)          (39,666)        (93,196)
                                                                    _______       ________           _______         _______
          NET INCREASE IN SHARES OUTSTANDING                        560,538         25,538           388,124         126,285
                                                                    =======        =======           =======         =======

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated.
This
information has been derived from the Series' financial statements.


                                                                   CLASS A SHARES                          CLASS B SHARES
                                                                   _____________                           _____________
                                                                YEAR ENDED APRIL 30,                     YEAR ENDED APRIL 30,
                                                                   _____________                           _____________
PER SHARE DATA:                                             1993(1)     1994     1995                1993(2)    1994     1995
                                                             ____       ____     ____                 ______    _____    _____
    Net asset value, beginning of year.................     $12.50   $13.12   $12.60                  $12.65   $13.12   $12.61
                                                             ____       ____     ____                 ______    _____    _____
    INVESTMENT OPERATIONS:
    Investment income-net..............................        .51      .75      .75                     .21      .68      .69
    Net realized and unrealized gain (loss) on investments     .62     (.51)     .14                     .47     (.50)     .14
                                                              ____     ____     _____                    ____     ____     ____
      TOTAL FROM INVESTMENT OPERATIONS.................       1.13      .24      .89                     .68      .18      .83
                                                              ____     ____     _____                    ____     ____     ____
    DISTRIBUTIONS:
    Dividends from investment income-net...............       (.51)    (.75)    (.75)                   (.21)    (.68)    (.69)
    Dividends from net realized gain on investments....        --      (.01)     --                       --     (.01)      --
                                                              ____     ____     ____                     ____    ____      ____
      TOTAL DISTRIBUTIONS..............................       (.51)    (.76)    (.75)                   (.21)    (.69)    (.69)
                                                              ____     ____     ____                     ____    ____     ____
    Net asset value, end of year.......................     $13.12   $12.60   $12.74                  $13.12   $12.61   $12.75
                                                             =====   ======   ======                  =======  =======  =======
TOTAL INVESTMENT RETURN(3).............................      14.01%(4) 1.61%   7.41%                   18.49%(4) 1.16%    6.88%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets ...........        --        --       --                     .50%(4)  .50%     .50%
    Ratio of net investment income to average net assets      5.71%(4) 5.51%   6.04%                    4.61%(4) 4.95%    5.54%
    Decrease reflected in above expense ratios due to
      undertaking by the Manager ......................       1.87%(4) 1.26%   1.07%                    1.68%(4) 1.27%    1.10%
    Portfolio Turnover Rate ...........................       5.94%(5) 3.65%   21.96%                   5.94%(5) 3.65%   21.96%
    Net Assets, end of year (000's Omitted)............     $5,671  $12,506  $12,972                   $1,745   $6,569   $8,256

(1)    From September 3, 1992 (commencement of operations) to April 30, 1993.
(2)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the
Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Arizona Series (the "Series"). Dreyfus
Service Corporation, until August 24, 1994, acted as the distributor of the
Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of
The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI
Holdings, Inc., the parent company of which is Boston
Institutional Group,
Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the
Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices
(as obtained by the Service from dealers in such securities) and asked prices
(as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type;
indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities
transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly.
Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $262,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1,
1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager has undertaken from May 1, 1994 through April 2, 1995 to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees and certain expenses as described above), and thereafter through April 30, 1995, to reduce the shareholder services plan fee paid by and reimburse such excess expenses of the Series, to the extent that the Series' aggregate expenses
(excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $210,380 for the year ended April 30, 1995.
    The Manager has currently undertaken through June 30, 1995 or until such time as the net assets of the Series exceed $50 million, regardless of whether they remain at that level, to reimburse all fees and expenses of the
Series (excluding 12b-1 distribution plan fees, shareholder services plan fees and certain expenses as described above).
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $5,509 during the year ended April
30, 1995 from commissions earned on sales of the Series' Class A shares.

PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Prior to August 24, 1994, Dreyfus Service Corporation retained $9,435 from contingent deferred sales charges imposed upon redemptions of the Series' Class
B shares.
    (B) On August 3, 1994, Series' shareholders approved a revised
Distribution Plan with respect to Class B shares only (the
"Class B
Distribution Plan") pursuant to Rule 12b-1 under the Act.
Pursuant to the
Class B Distribution Plan, effective August 24, 1994, the Fund pays the
Distributor for distributing the Series' Class B shares at an annual rate of
 .50 of 1% of the value of the average daily net assets of Class
B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior
Class B
Distribution Plan") provided that the Series pays Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus
Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $26,079 was charged to the Series pursuant to the Class B Distribution Plan and $11,124 was charged to the
Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Serv-ice Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 1, 1994 through August 23,
1994, $9,574 and $5,562 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $20,352 and $13,040 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services
Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or
Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $13,042,072 and $10,087,640, respectively, for the year ended
April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized depreciation on investments was $367,095, consisting of $178,743 gross unrealized appreciation and
$545,838 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund,
Arizona Series (one of the series constituting the Premier State
Municipal
Bond Fund) as of April 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Arizona Series at April 30,
1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]
New York, New York
June 6, 1995


PREMIER STATE MUNICIPAL BOND FUND, ARIZONA SERIES
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Series hereby designates all the dividends paid from investment income_net during the fiscal year ended April
30, 1995 as "exempt_interest dividends" (not subject to regular
Federal and,
for individuals who are Arizona residents, Arizona personal income taxes).

    As required by Federal tax law rules, shareholders will receive notification of their portion of the Series' taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.

PREMIER STATE MUNICIPAL
BOND FUND, ARIZONA SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.
Annual Report
Premier State
Municipal Bond Fund
Arizona Series
April 30, 1995

[Dreyfus logo]

LETTER TO SHAREHOLDERS
Dear Shareholder:
    At the close of your Series' fiscal year on April 30, 1995, the net asset value for Class A shares was $12.43, which was $.07
(.56%) lower than the net asset value at inception on May 5, 1994.
Income dividends of approximately $.757 per share were paid during this period, which translates into an annualized distribution rate per share of 5.89%, based on the April 30 closing maximum offering price.
    The net asset value for Class B shares was also $12.43, which was $.07 (.56%) lower than the net asset value at inception on May 5, 1994. Income dividends of approximately $.692 per share were paid during this period, which translates into an annualized distribution rate per share of 5.64% based on the April 30 closing net asset value.
    We are pleased to report that all dividends paid from the net investment income during this period were exempt from Federal and State of Colorado personal income taxes.*
    The past fiscal year was marked by market turbulence and mixed economic signals. The Series saw both sides of the volatile market as the Bond Buyer 25 Bond Revenue Index moved approximately
117 basis points. We attempted to manage the Series through these difficult times by purchasing defensive coupons to balance the discount holdings in the portfolio and by shortening the average duration of the portfolio.
    Factors which negatively affected the performance of the Series during the past fiscal year included interest rate increases by the Federal Reserve Board, inflation pressures, and certain conditions in the municipal marketplace. By the first quarter of 1995, however, these pressures had abated and both the market and the Series began a strong recovery.
    As your Series' fiscal year progressed, new issuance of municipal bonds in the specialty state sector became progressively thin, which forced secondary market prices to high levels. Supply continued to be scant after the New Year, but our investment posture remained unchanged. Because we did not chase the roller-coaster market as it moved through the second and third fiscal quarters, the Series was well positioned to capitalize on the market strength which materialized during the last fiscal quarter. As a result, your Series was able to rebound to its current level.
    Overall, we view the prospect of a continuation of the current market rally with a cautious eye, since it appears that much of the appreciation expected for 1995 is already behind us. With this in mind, the Series remains fully invested to seek to take advantage of any additional market run-up in an environment witnessing a continued scarcity of securities, and to seek a high level of tax exempt income.
    We have included a current Statement of Investments and recent financial statements for your review. We appreciate your investment in the Series and look forward to serving your investment needs in the future.
                              Sincerely,
                              (Signature Logo)
                              Richard J. Moynihan
                              Director, Municipal Portfolio
                              Management
                              The Dreyfus Corporation

May 16, 1995
New York, N.Y.
 *Some income may be subject to the Federal Alternative Minimum
Tax (AMT) for
certain shareholders.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
APRIL 30, 1995 COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT
IN PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES CLASS A
SHARES AND CLASS B SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX


In Dollars
$10,665
Lehman Brothers Municipal Bond
Index*
$10,221
Premier State
Municipal Bond Fund, Colorado Series
(Class B Shares)
$10,098
Premier State
Municipal Bond Fund, Colorado Series
(Class A Shares)
*Source: Lehman Brothers

ACTUAL AGGREGATE TOTAL RETURNS
                              CLASS A                                                     CLASS B
------------------------------------------------------------        -----------------------------------------------------------
                                                                                                           % Return Reflecting
                                              % Return                                                   Applicable Contingent
                                             Reflecting                                  % Return           Deferred Sales
                          % Return Without   Maximum Initial                            Assuming No          Charge Upon
Period ended 4/30/95        Sales Charge     Sales Charge (4.5%)    Period ended 4/30/95  Redemption         Redemption*
-------------------       --------------    -----------------       ------------------   ---------          --------------
From Inception (5/5/94)        5.75%            .98%               From Inception (5/5/94)   5.19%                2.21%

Past performance is not predictive of future performance. Share price and investment return fluctuate and share price may be more or less than original cost upon redemption. The above graph compares a $10,000 investment made in Class A shares and Class B shares of Premier State Municipal Bond Fund, Colorado Series on 5/5/94 (Inception Date) to a $10,000 investment made in the Lehman
Brothers Municipal Bond Index on that date. For comparative purposes the value of the Index on 4/30/94 is used as the beginning value on 5/5/94. All dividends and capital gain distributions are reinvested. The Series invests primarily in Colorado municipal securities and the performance shown in the line graph takes into account the maximum initial sales charge on
Class A shares and a maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to Colorado municipal obligations, the Index is not state-specific. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.
*Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
STATEMENT OF INVESTMENTS
                                                                                                       APRIL 30, 1995
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-92.9%                                                              AMOUNT           VALUE
                                                                                                 ------------     ------------
COLORADO--88.1%
Adams County, PCR, Refunding (Public Service Co. of Colorado Project)
    5.875%, 4/1/2014 (Insured; MBIA)........................................                     $   200,000      $   196,738
Arvada, Sales and Use Tax Revenue, Refunding and Improvement
    6.25%, 12/1/2012 (Insured; FGIC)........................................                         200,000          205,080
Colorado Board of Community Colleges and Occupational Education, Revenue
    (Red Rocks Community College Project) 6%, 11/1/2019 (Insured; AMBAC)....                         300,000          297,336
Colorado Health Facilities Authority, Revenues:
    Hospital (PSL Healthcare Systems Project) 6.875%, 2/15/2023.............                         500,000          483,420
    Refunding (Boulder Community Hospital) 5.875%, 10/1/2023 (Insured; MBIA)                         200,000          193,164
Colorado Housing Finance Authority, Single Family Program
    7.55%, 8/1/2023 (Insured; FHA)..........................................                         195,000          201,893
Colorado Springs, Utilities Revenue:
    6.75%, 11/15/2021.......................................................                         200,000          212,516
    Refunding 6.50% 11/15/2015..............................................                         165,000          171,117
Colorado Water Resource Power Development Authority, Clean Water Revenue
    6.30%, 9/1/2014.........................................................                         200,000          205,952
Denver City and County, Airport Revenue 7%, 11/15/2025......................                         200,000          195,556
Garfield, Pitkin and Eagle Counties, School District Number 1
    9%, 12/15/2008 (Insured; MBIA)..........................................                         200,000          255,918
Lakewood, Multi-Family Housing Revenue, Mortgage
    6.55%, 10/1/2015 (Insured; FHA).........................................                         200,000          199,094
Metro Wastewater Reclamation District, Gross Revenue 6%, 4/1/2010...........                         200,000          202,494
Platte River Power Authority, Power Revenue, Refunding 6.125%, 6/1/2014.....                         200,000          202,136
San Miguel County Housing Authority, Multi-Family Housing Revenue, Refunding
    (Telluride Village Apartments Project) 6.40%, 7/1/2023..................                         300,000          277,947
Westminster, Sales and Use Tax Refunding, Revenue 6.25%, 12/1/2012
    (Insured; FGIC).........................................................                         200,000          204,710
U.S. RELATED-4.8%
Puerto Rico Electric Power Authority, Power Revenue 6%, 7/1/2014 (Insured; FSA)                      200,000          201,436
                                                                                                                 ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $3,866,801).......................................................                                      $3,906,507
                                                                                                                  ==========
SHORT-TERM MUNICIPAL INVESTMENTS-7.1%
COLORADO:
Colorado Student Obligation Board Authority, Student Loan Revenue, VRDN
    4.65% (LOC; Student Loan Marketing Association; Sumitomo Bank Ltd.) (a,b)                        $   200,000  $   200,000

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                                         APRIL 30, 1995
                                                                                                   PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                   ------------  ------------
COLORADO (CONTINUED)
Denver City and County, VRDN (Rose Medical Center) 4.25% (Insured; AMBAC) (b)                       $   100,000  $   100,000
                                                                                                                 -----------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $300,000).........................................................                                     $   300,000
                                                                                                                 ===========
TOTAL INVESTMENTS-100.0%
    (cost $4,166,801).......................................................                                     $4,206,507
                                                                                                                 ==========

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation    LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company             MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                 Insurance Corporation
FSA           Financial Security Assurance                     PCR     Pollution Control Revenue
                                                               VRDN    Variable Rate Demand Notes

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S           PERCENTAGE OF VALUE
---------                          ---------                      --------------------      -----------------------
AAA                                Aaa                            AAA                               44.1%
AA                                 Aa                             AA                                28.4
BBB                                Baa                            BBB                               22.7
F1                                 MIG1                           SP1                                4.8
                                                                                                   ------
                                                                                                   100.0%
                                                                                                   ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.


See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
STATEMENT OF ASSETS AND LIABILITIES
                                                                                                              APRIL 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $4,166,801)-see statement.......................................                                     $4,206,507
    Cash....................................................................                                         52,475
    Receivable for shares of Beneficial Interest subscribed.................                                         79,251
    Interest receivable.....................................................                                         73,436
    Prepaid expenses-Note 1(e)..............................................                                         26,337
    Due from The Dreyfus Corporation........................................                                          3,559
                                                                                                                 ----------
                                                                                                                  4,441,565
LIABILITIES:
    Due to Distributor......................................................                      $    2,131
    Payable for investment securities purchased.............................                         200,036
    Accrued expenses........................................................                          36,855       239,022
                                                                                                   ---------     ----------
NET ASSETS  ................................................................                                     $4,202,543
                                                                                                                ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                     $4,193,030
    Accumulated net realized (loss) on investments..........................                                        (30,193)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         39,706
                                                                                                                 ----------
NET ASSETS at value.........................................................                                     $4,202,543
                                                                                                                ===========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         80,713
                                                                                                                ===========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                        257,285
                                                                                                                ===========
NET ASSET VALUE per share:
    Class A Shares
      ($1,003,407 / 80,713 shares)..........................................                                         $12.43
                                                                                                                     ======
    Class B Shares
      ($3,199,136 / 257,285 shares).........................................                                         $12.43
                                                                                                                     ======

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
STATEMENT OF OPERATIONS
FROM MAY 6, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $182,239
    EXPENSES:
      Management fee-Note 2(a)..............................................                        $ 16,404
      Shareholder servicing costs-Note 2(c).................................                          22,633
      Distribution fees (Class B shares)-Note 2(b)..........................                          11,180
      Organization expenses-Note 1(e).......................................                           6,271
      Prospectus and shareholders' reports..................................                           4,111
      Legal fees............................................................                           2,916
      Registration fees.....................................................                           2,130
      Custodian fees........................................................                           1,025
      Auditing fees.........................................................                             645
      Trustees' fees-Note 2(d)..............................................                              29
      Miscellaneous.........................................................                           2,821
                                                                                                    --------
                                                                                                     70,165
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                          58,829
                                                                                                    --------
            TOTAL EXPENSES..................................................                                         11,336
                                                                                                                   --------
            INVESTMENT INCOME-NET...........................................                                        170,903
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................                     $(30,193)
    Net unrealized appreciation on investments..............................                        39,706
                                                                                                  --------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         9,513
                                                                                                                  --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $180,416
                                                                                                                 =========

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
STATEMENT OF CHANGES IN NET ASSETS
FROM MAY 6, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995
OPERATIONS:
    Investment income-net.....................................................                                $    170,903
    Net realized (loss) on investments........................................                                     (30,193)
    Net unrealized appreciation on investments for the period.................                                      39,706
                                                                                                               -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................                                     180,416
                                                                                                               -----------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares..........................................................                                     (46,233)
      Class B shares..........................................................                                    (124,670)
                                                                                                               -----------
          TOTAL DIVIDENDS.....................................................                                    (170,903)
                                                                                                               -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares..........................................................                                   2,423,449
      Class B shares..........................................................                                   4,771,752
    Dividends reinvested:
      Class A shares..........................................................                                      27,461
      Class B shares..........................................................                                      77,605
    Cost of shares redeemed:
      Class A shares..........................................................                                  (1,455,718)
      Class B shares..........................................................                                  (1,651,519)
                                                                                                                -----------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS........                                   4,193,030
                                                                                                                -----------
            TOTAL INCREASE IN NET ASSETS......................................                                   4,202,543
NET ASSETS:
    Beginning of period.......................................................                                       ---
                                                                                                               -----------
    End of period.............................................................                                $ 4,202,543
                                                                                                               ==========

                                                                                                          SHARES
                                                                                                -------------------------
                                                                                                   CLASS A        CLASS B
                                                                                                ------------  ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold................................................................                      196,569       386,112
    Shares issued for dividends reinvested.....................................                        2,240         6,325
    Shares redeemed............................................................                    (118,096)     (135,152)
                                                                                                ------------  ------------
          NET INCREASE IN SHARES OUTSTANDING...................................                      80,713        257,285
                                                                                                ============  ============

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period May 6, 1994 (commencement of operations) to April
30, 1995. This information has been derived from the Series' financial statements.

PER SHARE DATA:                                                                       CLASS A SHARES        CLASS B SHARES
                                                                                     ---------------        ---------------
    Net asset value, beginning of period....................................               $12.50                $12.50
                                                                                           -------              -------
    INVESTMENT OPERATIONS:
    Investment income-net...................................................                  .76                   .69
    Net realized and unrealized (loss) on investments.......................                 (.07)                 (.07)
                                                                                           -------              -------
      TOTAL FROM INVESTMENT OPERATIONS......................................                  .69                   .62
                                                                                           -------              -------
    DISTRIBUTIONS;
    Dividends from investment income-net....................................                 (.76)                 (.69)
                                                                                           -------              -------
    Net asset value, end of period..........................................               $12.43                $12.43
                                                                                           ======               =======

TOTAL INVESTMENT RETURN(1)..................................................                 5.83%(2)              5.26%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                 -                      .50%(2)
    Ratio of net investment income to average net assets....................                 6.20%(2)              5.58%(2)
    Decrease reflected in above expense ratios due to undertakings
      by the Manager........................................................                 1.99%(2)              1.97%(2)
    Portfolio Turnover Rate.................................................                21.81%(3)             21.81%(3)
    Net Assets, end of period (000's Omitted)...............................               $1,003                $3,199
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series of shares of Beneficial Interest including the Colorado Series (the "Series") which commenced operations on May 6, 1994.
Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager").
Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    As of April 30, 1995, Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, held 34,070 shares of Class A and 33,922 shares of Class B. Mellon Bank Investments Corporation is a subsidiary of Mellon Bank.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts
02109, is a wholly-owned subsidiary of FDI Distribution
Services,
Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for mortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of $563 available for Federal income tax purposes to be applied against future net securities profit, if any, realized subsequent to April 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through April 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
    (E) OTHER: Organization expenses paid by the Series are included in prepaid expenses and are being amortized to operations from May 6, 1994, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. At April 30, 1995, the unamortized balance of such expenses amounted to $25,083.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 6, 1994 through April 2, 1995 to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees and certain expenses as described above), and thereafter through April 30, 1995, to reduce management fee paid by and reimburse such excess expenses of the Series', to the extent that the Series aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $58,829 for the period ended April 30, 1995.
    The Manager has currently undertaken through June 30, 1995 or until such time as the net assets of the Series exceed $50 million, regardless of whether they remain at that level, to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees, and certain expenses as described above). The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Dreyfus Service Corporation retained $671 during the period ended April 30, 1995 from commissions earned on sales of the Series' Class A shares.
    (B) On August 3, 1994, Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to 12b-1 under the Act.
Pursuant to the Class B Distribution Plan, effective August 24, 1994, the Fund pays the distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series' pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the period ended April 30, 1995, $9,770 was charged to the Series pursuant to the Class B Distribution Plan and $1,410 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The
Distributor determines the amounts to be paid to Service Agents. From May 6, 1994 through August 23, 1994, $368 and $937 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through April 30, 1995, $1,498 and $4,653 were charged to the Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $6,784,482 and $2,585,794, respectively, for the period ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $39,706, consisting of $64,805 gross unrealized appreciation and $25,099 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Colorado Series (one of the Series constituting the Premier State Municipal Bond Fund), as of April 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the period from May 6, 1994 (commencement of operations) to April 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Colorado Series at April 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from May 6, 1994 to April 30, 1995, in conformity with generally accepted accounting principles.

                         (Ernst & Young LLP Signature logo)
New York, New York
June 6, 1995



PREMIER STATE MUNICIPAL BOND FUND, COLORADO SERIES
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Series hereby designates all the dividends paid from investment income-net during the period May 6, 1994 (commencement of operations) to April 30, 1995 as "exempt interest dividends" (not subject to regular Federal and, for individuals who are Colorado residents, Colorado personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Series' taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.


PREMIER STATE MUNICIPAL
BOND FUND, COLORADO SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.
Annual Report
PREMIER STATE
MUNICIPAL BOND FUND
COLORADO SERIES
April 30, 1995

(Dreyfus Logo)

LETTER TO SHAREHOLDERS
Dear Shareholder:
    At the close of your Series' fiscal year on April 30, 1995, the net asset value for Class A shares was $12.95, which was $.45 (3.60%) higher than the net asset value at inception on May 5, 1994. Income dividends of approximately $.756 per share were paid during this period, which translates into an annualized distribution rate per share of 5.65%, based on the April
30 closing maximum offering price.
    The net asset value for Class B shares was also $12.95, which was $.45 (3.60%) higher than the net asset value at inception on May 5, 1994. Income dividends of approximately $.693 per share were paid during this period, which translates into an annualized distribution rate per share of 5.43% based on the April 30 closing net asset value.
    We are pleased to report that all dividends paid from the net investment income during this period were exempt from Federal and State of Oregon personal income taxes.*
    The past fiscal year was marked by market turbulence and mixed economic signals. The Series saw both sides of the volatile market as the Bond Buyer 25 Bond Revenue Index moved approximately 117 basis points. We attempted to manage the Series through these difficult times by purchasing defensive coupons to balance the discount holdings in the portfolio and by shortening the average duration of the portfolio.
    Factors which negatively affected the performance of the Series during the past fiscal year included interest rate increases by the Federal Reserve Board, inflation pressures, and certain conditions in the municipal marketplace. By the first quarter of 1995, however, these pressures had abated and both the market and the Series began a strong recovery.
    As your Series' fiscal year progressed, new issuance of municipal bonds in the specialty state sector became progressively thin, which forced secondary market prices to high levels. Supply continued to be scant after the New Year, but our investment posture remained unchanged.
Because we did not chase the roller-coaster market as it moved through the second and third fiscal quarters, the Series was well positioned to capitalize on the market strength which materialized during the last fiscal quarter. As a result, your Series was able to rebound to its current level.
    Overall, we view the prospect of a continuation of the current market rally with a cautious eye, since it appears that much of the appreciation expected for 1995 is already behind us. With this in mind, the Series remains fully invested to seek to take advantage of any additional market run-up in an environment witnessing a continued scarcity of securities, and to seek a high level of tax exempt income.
    We have included a current Statement of Investments and recent financial statements for your review. We appreciate your investment in the Series and look forward to serving your investment needs in the future.
                              Sincerely,
                          (Signature Logo)
                              Richard J. Moynihan
                              Director, Municipal Portfolio
Management
                              The Dreyfus Corporation

May 16, 1995
New York, N.Y.
 *Some income may be subject to the Federal Alternative Minimum
Tax (AMT) for certain shareholders.


PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES                                                            APRIL 30, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER STATE
MUNICIPAL BOND FUND, OREGON SERIES CLASS A SHARES AND CLASS B SHARES AND THE
LEHMAN BROTHERS MUNICIPAL BOND INDEX

$10,665
Lehman Brothers Municipal Bond
Index*
In Dollars
$10,664
Premier State
Municipal Bond
Fund, Oregon Series (Class B Shares)
$10,503
Premier State
Municipal Bond
Fund, Oregon Series (Class A Shares)
*Source: Lehman Brothers
ACTUAL AGGREGATE TOTAL RETURNS
                                               CLASS A                                               CLASS B
                      ----------------------------------------     ----------------------------------------------------------
                                                                                                         % Return Reflecting
                                                    % Return                                         Applicable Contingent
                                                   Reflecting                            % Return       Deferred Sales
                       % Return Without        Maximum Initial                           Assuming No       Charge Upon
Period ended 4/30/95   Sales Charge        Sales Charge (4.5%)    Period ended 4/30/95    Redemption       Redemption*
---------------------  ------------        -------------------    --------------------    ----------  ----------------------
From Inception (5/5/94)        9.98%           5.02%              From Inception (5/5/94)    9.44%          6.44%

Past performance is not predictive of future performance. Share price and investment return fluctuate and share price may be more or less than original cost upon redemption. The above graph compares a $10,000 investment made in Class A shares and Class B shares of Premier State Municipal Bond Fund, Oregon Series on 5/5/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes the value of the Index on 4/30/94 is used as the beginning value on 5/5/94. All dividends and capital gain distributions are reinvested. The Series invests primarily in Oregon municipal securities and the performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and a maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to Oregon municipal obligations, the Index is not state-specific. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.
*Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.

PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
STATEMENT OF INVESTMENTS                                                                                           APRIL 30,1995
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-86.5%                                                                  AMOUNT           VALUE
                                                                                                      ------------  ------------

OREGON-75.2%Beaverton, Water Revenue 6.125%, 6/1/2014 (Insured; FSA)....................          $   200,000        $   201,346
Clackamas County School District 6.15%, 6/1/2014 (Insured; AMBAC)...........                          200,000            203,200
Douglas County Hospital Facility Authority, Revenue, Refund
    (Health Facilities-Catholic Health) 6%, 11/15/2015 (Insured; MBIA)......                          200,000            199,758
Eugene, Electric Utility Revenue 5.80%, 8/1/2019............................                          200,000            195,400
Multnomah County, Revenue 6.10%, 10/1/2014..................................                          200,000            203,138
State of Oregon, Department of Transportation, Revenue, Regional Light Rail
Fund
    (Westside Project) 6.25%, 6/1/2009 (Insured; MBIA)......................                          200,000            208,104
State of Oregon, Elderly and Disabled Housing 6.10%, 8/1/2015...............                          200,000            203,564
Oregon Health, Housing, Educational and Cultural Facilities Authority,
    Refunding (Lewis and Clark College Project) 6.125%, 10/1/2024 (Insured; MBIA)                     200,000            200,558
Oregon Higher Education Building 6%, 12/1/2015..............................                          200,000            202,170
Oregon Housing and Community Services Department, SFMR 6.875%, 7/1/2028.....                          200,000            205,514
Portland Sewer System, Revenue 6.25%, 6/1/2015..............................                          300,000            306,477
Salem, GO 5.70%, 8/1/2009 (Insured; MBIA)...................................                          200,000            198,056
Salem-Keitzer School District 6%, 6/1/2014 (Insured; FGIC)..................                          200,000            201,378
Tualatin Valley Water District, Water Revenue 6%, 6/1/2013..................                          200,000            203,716
Umatilla County School District 6%, 7/1/2014 (Insured; AMBAC)...............                          200,000            201,274
Washington County School District - Beaverton 6%, 6/1/2012..................                          200,000            202,218
U.S. RELATED-11.3%
Puerto Rico Electric Power Authority, Power Revenue
    6%, 7/1/2014 (Insured; FSA).............................................                          500,000            503,590
                                                                                                                    ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $3,778,638).....................                                          $3,839,461
                                                                                                                    ============
SHORT-TERM MUNICIPAL INVESTMENTS-13.5%
OREGON-9.0%
State of Oregon, Economic Development Revenue, VRDN (Jae Oregon, Inc.
Project)
    5.075%, 3/1/1999 (LOC; The Bank of Tokyo, LTD.) (a).....................                      $   400,000        $   400,000
U.S. RELATED-4.5%
Puerto Rico Electric Power Authority, Power Revenue 3.89%, 7/1/2023 (b).....                          200,000            200,000
                                                                                                                    ------------
  TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $600,000)......................                                       $   600,000
                                                                                                                    ============
TOTAL INVESTMENTS-100.0%
    (cost $4,378,638).......................................................                                          $4,439,461
                                                                                                                    ============


PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MBIA        Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Corporation
FSA           Financial Security Assurance                       SFMR        Single Family Mortgage Revenue
GO            General Obligation                                 VRDN        Variable Rate Demand Notes
LOC           Letter of Credit

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                          PERCENTAGE OF VALUE
--------                           --------                       ------------------                        --------------------
AAA                                Aaa                            AAA                                              47.7%
AA                                 Aa                             AA                                               27.3
A                                  A                              A                                                16.0
F-1                                MIG1                           SP1                                               9.0
                                                                                                                --------
                                                                                                                  100.0%
                                                                                                                ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Secured by letter of credit. Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market rates.
    (b) Inverse floater security - the interest rate is subject to change periodically.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.

See notes to financial statements.



PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                                APRIL 30,1995
ASSETS:
    Investments in securities, at value
      (cost $4,378,638)-see statement.......................................                                          $4,439,461
    Interest receivable.....................................................                                              83,952
    Receivable for shares of Beneficial Interest subscribed.................                                              39,479
    Prepaid expenses-Note 1(e)..............................................                                              22,599
    Due from The Dreyfus Corporation........................................                                               1,695
                                                                                                                      ----------
                                                                                                                       4,587,186
LIABILITIES:
    Due to Distributor......................................................                         $    1,491
    Due to Custodian........................................................                            195,475
    Payable for shares of Beneficial Interest redeemed......................                             18,460
    Accrued expenses and other liabilities..................................                             37,157          252,583
                                                                                                     ------------     ----------
NET ASSETS  ................................................................                                          $4,334,603
                                                                                                                      ==========
REPRESENTED BY:
    Paid-in capital.........................................................                                          $4,273,780
    Accumulated net unrealized appreciation on investments-Note 3...........                                              60,823
                                                                                                                      ----------
NET ASSETS at value.........................................................                                          $4,334,603
                                                                                                                      ==========
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                             220,224
                                                                                                                      ==========
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                             114,490
                                                                                                                      ==========
NET ASSET VALUE per share:
    Class A Shares
      ($2,851,704 / 220,224 shares).........................................                                              $12.95
                                                                                                                          ======
    Class B Shares
      ($1,482,899 / 114,490 shares).........................................                                              $12.95
                                                                                                                          ======

See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
STATEMENT OF OPERATIONS
FROM MAY 6, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                            $164,596
    EXPENSES:
      Management fee-Note 2(a)..............................................                         $15,174
      Shareholder servicing costs-Note 2(c).................................                          14,592
      Organization expenses-Note 1(e).......................................                           5,511
      Distribution fees (Class B shares)-Note 2(b)..........................                           5,333
      Prospectus and shareholders' reports..................................                           3,472
      Registration fees.....................................................                           1,564
      Custodian fees........................................................                             557
      Professional fees.....................................................                             529
      Trustees' fees and expenses-Note 2(d).................................                              28
      Miscellaneous.........................................................                           2,860
                                                                                                     -------
                                                                                                      49,620
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                          44,131
                                                                                                     -------
          TOTAL EXPENSES....................................................                                               5,489
                                                                                                                        --------
INVESTMENT INCOME-NET.......................................................                                             159,107
NET UNREALIZED APPRECIATION ON INVESTMENTS..................................                                              60,823
                                                                                                                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                            $219,930
                                                                                                                        ========

See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
STATEMENT OF CHANGES IN NET ASSETS
FROM MAY 6, 1994 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1995
OPERATIONS:
    Investment income-net.......................................................................                    $    159,107
    Net unrealized appreciation on investments for the period...................................                          60,823
                                                                                                                    ------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................                         219,930
                                                                                                                    ------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares............................................................................                       (100,688)
      Class B shares............................................................................                        (58,419)
                                                                                                                    ------------
          TOTAL DIVIDENDS......................................................................                        (159,107)
                                                                                                                    ------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares............................................................................                       4,457,134
      Class B shares............................................................................                       2,868,459
    Dividends reinvested:
      Class A shares............................................................................                          86,034
      Class B shares............................................................................                          53,564
    Cost of shares redeemed:
      Class A shares............................................................................                     (1,725,732)
      Class B shares............................................................................                     (1,465,679)
                                                                                                                    ------------
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..........................                      4,273,780
                                                                                                                    ------------
            TOTAL INCREASE IN NET ASSETS........................................................                      4,334,603
NET ASSETS:
    Beginning of period.........................................................................                   =============
    End of period...............................................................................                     $ 4,334,603
                                                                                                                    ============


                                                                                                             SHARES
                                                                                                    ------------------------
                                                                                                    CLASS A              CLASS B
                                                                                                  ------------      ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold...................................................................                    352,683            227,550
    Shares issued for dividends reinvested........................................                      6,837              4,254
    Shares redeemed...............................................................                   (139,296)         (117,314)
                                                                                                  ------------      ------------
          NET INCREASE IN SHARES OUTSTANDING......................................                    220,224            114,490
                                                                                                  ============      ============

See notes to financial statements.

PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period May 6, 1994 (commencement of operations) to April 30, 1995. This information has been derived from the Series' financial statements.


PER SHARE DATA:                                                                                CLASS A SHARES     CLASS B SHARES
                                                                                             ---------------     ---------------
    Net asset value, beginning of period...............................                                $12.50             $12.50
                                                                                                      -------            -------

    INVESTMENT OPERATIONS:
    Investment income-net                                                                                 .76                .69
    Net unrealized gain on investments.................................                                   .45                .45
                                                                                                      -------            -------
      TOTAL FROM INVESTMENT OPERATIONS..................................                                 1.21               1.14
                                                                                                       -------           -------
    DISTRIBUTIONS;
    Dividends from investment income-net ..............................                                 (.76)              (.69)
                                                                                                       -------           -------
    Net asset value, end of period.....................................                                $12.95             $12.95
                                                                                                       =======           =======
TOTAL INVESTMENT RETURN (1)(2).........................................                                10.12%              9.57%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets (2)........................                                  .01%               .51%
    Ratio of net investment income to average net assets (2)...........                                 5.95%              5.47%
    Decrease reflected in above expense ratios due to undertakings
      by the Manager (2)...............................................                                 1.59%              1.62%
    Portfolio Turnover Rate............................................                                   --                --
    Net Assets, end of period (000's Omitted)..........................                                $2,852             $1,483
--------------------

(1)    Exclusive of sales load.
(2)    Annualized.

See notes to financial statements.


PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier State Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering fifteen series including the Oregon Series (the "Series") which commenced operations on May 6, 1994. Dreyfus Service Corporation, until August 24, 1994, acted as the distributor of the Fund's shares. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
    As of April 30, 1995 Major Trading Corporation, a subsidiary of Mellon Bank Investments Corporation, held 103,036 shares of Class A and 77,729 shares of Class B. Mellon Bank Investments Corporation is a subsidiary of Mellon Bank.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series offers both Class A and Class B shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase.
Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.
Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    (E) OTHER: Organization expenses paid by the Series are included in prepaid expenses and are being amortized to operations from May 6, 1994, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. At April 30, 1995, the unamortized balance of such expenses amounted to $22,046.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. However, the Manager had undertaken from May 6, 1994 through April 2, 1995, to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees and certain expenses as described above), and thereafter through April 30, 1995, to reduce the shareholder services plan fee paid by and reimburse such excess expenses of the Series, to the extent that the Series' aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The expense reimbursement, pursuant to the undertakings, amounted to $44,131 for the period ended April 30, 1995.
    The Manager has currently undertaken through June 30, 1995 or until such time as the net assets of the Series exceed $50 million, regardless of whether they remain at that level, to reimburse all fees and expenses of the Series (excluding 12b-1 distribution plan fees, shareholder services plan fees and certain expenses as described above).
    The undertaking may be modified by the Manger from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) On August 3, 1994, the Series' shareholders approved a revised Distribution Plan with respect to Class B shares only (the "Class B Distribution Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Class B

PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Distribution Plan, effective August 24, 1994, the Fund pays the Distributor for distributing the Series' Class B shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares.
    Prior to August 24, 1994, the Distribution Plan ("prior Class B Distribution Plan") provided that the Series pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Series' Class B shares average daily net assets, for the costs and expenses in connection with advertising, marketing and distributing the Series' Class B shares. Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Series' Class B shares owned by clients of the Service Agent.
    During the year ended April 30, 1995, $4,598 was charged to the Series pursuant to the Class B Distribution Plan and $735 was charged to the Series pursuant to the prior Class B Distribution Plan.
    (C) Under the Shareholder Services Plan, the Series pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A and Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. From May 6, 1994 through August 23, 1994, $527 and $368 were charged to Class A and Class B shares, respectively, by Dreyfus Service Corporation. From August 24, 1994 through
April 30, 1995, $3,703 and $2,299 were charged to Class A and Class B shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $5,078,626 and $700,000, respectively, for the period ended April 30, 1995, and consisted entirely of long-term and short-term municipal investments.
    At April 30, 1995, accumulated net unrealized appreciation on investments was $60,823, consisting of $62,836 gross unrealized appreciation and $2,013 gross unrealized depreciation.
    At April 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier State Municipal Bond Fund, Oregon Series (one of the series constituting the Premier State Municipal Bond Fund) as of April 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the period from May 6, 1994 (commencement of operations) to April 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier State Municipal Bond Fund, Oregon Series at April 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 6, 1994 to April 30, 1995, in conformity with generally accepted accounting principles.

                          (Ernst & Young LLP Signature Logo)
New York, New York
June 6, 1995



PREMIER STATE MUNICIPAL BOND FUND, OREGON SERIES
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Series hereby designates all the dividends paid from investment income--net during the period May 6, 1994 (commencement of operations) to April 30, 1995 as "exempt--interest dividends" (not subject to regular Federal and, for individuals who are Oregon residents, Oregon personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Series' taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099--DIV which will be mailed by January 31, 1996.



PREMIER STATE MUNICIPAL
BOND FUND, OREGON SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.



Annual Report
PREMIER STATE
MUNICIPAL BOND FUND
OREGON SERIES
April 30, 1995


(Dreyfus Logo)

                    PREMIER MUNICIPAL BOND FUND
                              PART C

                         OTHER INFORMATION


ITEM 15.  INDEMNIFICATION.

           The response to this item is incorporated by reference to Item 27 of Part C of the Registrant's Registration
Statement on Form N-1A as filed on July 12, 1995.

ITEM 16.   Exhibits - All references are to the Registrant's
     Registration Statement on Form N-1A, filed on July 12,
           1995 (File No. 33-7496) (the "Registration
Statement") unless otherwise noted.

      (1)   Registrant's Amended and Restated Agreement and
            Declaration of Trust is incorporated by reference to Exhibit (1) to the Registration Statement.

      (2) Registrant's Bylaws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment
            No. 12 to the Registration Statement on Form N-1A, filed on June 22, 1994.

      (3)   Not Applicable.

 <F1> (4)   Form of Agreement and Plan of Reorganization.

      (5)   Not Applicable.

      (6) Registrant's Management Agreement is incorporated by reference to Exhibit (5) to the Registration
            Statement.

      (7)   Registrant's Distribution Agreement is incorporated
            by reference to Exhibit (6)(a) to the Registration
            Statement.
----------------
[FN]  Filed herewith as Exhibit A to the Proxy Statement/
Prospectus.

      (8)   Not Applicable.

      (9) Registrant's Custody Agreement is incorporated by reference to Exhibit (8) to the Registration
            Statement.

      (10) Registrant's Distribution Plan, entered into pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, is incorporated by reference to Exhibit (15) to the Registration Statement.

      (11) Opinion and consent of Stroock & Stroock & Lavan regarding legality of issuance of shares and other matters is incorporated by reference to Exhibit (10) to the Registration Statement.

      (12) Opinion and consent of Stroock & Stroock & Lavan regarding tax matters is incorporated by reference to Exhibit (12) to the Registration Statement on Form N-14, filed on July 26, 1995.

      (13)  Not Applicable.

      (14) Consent of Independent Auditors is incorporated by reference to Exhibit (14) to the Registration Statement on Form
N-14, filed on July 26, 1995.

      (15)  Not Applicable.

  <F2>(16)  Powers of Attorney.

      (17)  Form of Proxy.
----------------
[FN]  Incorporated by reference to the signature page hereto.

ITEM 17.    UNDERTAKINGS.

       (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

       (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the
            amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                            SIGNATURES

            As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the
29th day of September, 1995.

                               PREMIER MUNICIPAL BOND FUND
                               (Registrant)

                               By:/s/Marie E. Connolly
                                  ----------------------------
                                  Marie E. Connolly, President

            Each person whose signature appears below on this Registration Statement hereby constitutes and appoints
Eric B. Fischman and Ruth D. Liebert, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/MARIE E. CONNOLLY   President and Treasurer September 29, 1995
Marie E. Connolly        (Principal Executive
                         Officer)

/S/JOHN F. TOWER, III    Assistant Treasurer   September 29, 1995
John F. Tower, III       (Principal Financial
                         and Accounting Officer)

/S/JOSEPH S. DIMARTINO            Trustee       September 29, 1995
Joseph S. DiMartino


/S/CLIFFORD L. ALEXANDER, JR.     Trustee         September 29, 1995
Clifford L. Alexander, Jr.


/S/PEGGY C. DAVIS                 Trustee         September 29, 1995
Peggy C. Davis


/S/ERNEST KAFKA                   Trustee          September 29, 1995
Ernest Kafka


/S/SAUL B. KLAMAN                 Trustee         September 29, 1995
Saul B. Klaman


/S/NATHAN LEVENTHAL               Trustee       September 29, 1995
Nathan Leventhal